UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Specialty Funds
April 30, 2022 (Unaudited)
JPMorgan Macro Opportunities Fund
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 21, 2022, 2022(Unaudited)
Dear Shareholders,

“The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification.”
— Andrea L. Lisher

Global economic growth has been hindered by accelerating inflation, the conflict in Ukraine and regional surges in pandemic infections. While equity markets largely rallied in the final months of 2021 and continued to outperform bond markets, a more hawkish U.S. Federal Reserve (the “Fed”) and Russia’s invasion of Ukraine in late February 2022 set off a cascade of weakening investor sentiment.
In the U.S., continued job growth, strong consumer spending and resilient corporate earnings in the first quarter of 2022 helped to offset a contraction in real economic growth. Meanwhile, in response to the highest levels of inflation in nearly 40 years, the Fed raised its benchmark interest rate in March 2022 for the first time since 2018 and then raised it again in both May and June.
Elsewhere, the Bank of England has raised interest rates multiple times since the start of 2022 and the European Central Bank has signaled it is poised to raise interest rates in July 2022, which would mark the first rate increase in the European Union in 11 years.
Meanwhile, emerging markets generally struggled during the six months ended April 30, 2022 as rising prices for energy and food weighed on economic growth. Additionally, a pandemic resurgence in China in early 2022 led to strict lockdowns in several large cities, which hurt manufacturing and other economic activity and had a spillover effect on other emerging market economies.
The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,
Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

April 30, 2022	J.P. Morgan Specialty Funds	1

J.P. Morgan Specialty Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2022 (Unaudited)
While developed market equities rallied in the final months of 2021, a resurgence in the pandemic, surging inflation and Russia’s invasion of Ukraine in late February 2022 dented the global economic outlook and erased equity market gains for the six month period. Overall, both global equity and fixed income markets largely generated negative returns for the period, with emerging markets largely underperforming developed markets.
U.S. equity prices largely maintained upward momentum in the final months of 2021 amid low interest rates, a boom in household wealth and record corporate earnings and revenues. However, investor concerns about the emergence of the Omicron variant of COVID-19 and surging inflationary pressure fueled market volatility in 2022 and Russia’s military build-up and invasion of Ukraine in February 2022 put further pressure on U.S. equity prices.
In mid-March 2022, the U.S. Federal Reserve followed through on its stated plan and raised interest rates for the first time since December 2018, and pledged to raise rates six more times in 2022. While U.S. equity prices rebounded somewhat for the month, both equity and bond markets slumped in April as negotiations to end the Ukraine conflict failed and global supply-chain disruptions increased. Notably, the U.S. dollar strengthened against other major currencies in early 2022, which provided a significant drag on both the domestic economy and corporate earnings. However, job growth in the U.S. continued throughout the six month period.
European and U.K. equities largely ended 2021 with gains but the reimposition of social restrictions in response to the spread of Omicron and the outbreak of fighting in Ukraine weighed on financial markets in early 2022. While initial multilateral trade and financial sanctions against Russia excluded its energy sector, prices for natural gas and petroleum rose sharply across Europe and the potential disruption of energy supplies hurt investor sentiment.
Unemployment in both the Euro area and the U.K. had fallen to near multi-decade lows by the end of April 2022 but consumer sentiment across both regions tumbled lower in 2022. During the six month period, the European Central Bank maintained its ultra-low interest rate policy, while the Bank of England raised rates three times during the period amid the highest annual inflation rate in 30 years.
Within emerging markets, both equities and bonds underperformed throughout the six month period. China proved be the largest drag on emerging markets during the period as investor concerns about tighter regulatory scrutiny of large technology companies in 2021 gave way to strict lockdowns in several large cities amid a resurgence in COVID-19 infections throughout the country. The expected slowdown in China’s economy, and in its manufacturing sector in particular, weighed down financial markets in its emerging market trading partners. Rising prices for energy and a range of other commodities also raised investor concerns about economic growth across emerging market nations, particularly net importers of  petroleum and natural gas. Additionally, the prospect of rising U.S. interest rates weighed on emerging market bond prices.
The S&P 500 Index returned -9.65%, the MSCI EAFE Index returned -11.58% and the MSCI Emerging Markets Index returned 14.04% for the six months ended April 30, 2022.
2	J.P. Morgan Specialty Funds	April 30, 2022

JPMorgan Macro Opportunities Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.22)%
ICE BofAML 3-Month US Treasury Bill Index	0.07%
Net Assets as of 4/30/2022 (In Thousands)	$18,222
INVESTMENT OBJECTIVE**
The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares posted a negative absolute performance and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index(the “Benchmark”) for the six months ended April 30, 2022.
Within equity, the Fund’s long exposures to the technology and consumer discretionary sectors were leading detractors from absolute performance during the period, largely due to investor expectations for rising U.S. interest rates. Within the technology sector, shares of companies involved in digital transformation and cloud computing were hurt by investor concerns about the rising costs of capital borrowing amid rising interest rates. The Fund’s global media streaming strategy also detracted from absolute performance amid weaker-than-expected earnings updates within the subsector.
The Fund’s defensive sector exposures, including in the health care and utilities sectors, which were held to reflect the cyclical economic slowdown, contributed to absolute performance. The Fund’s short positions in U.S. and European equities via options and futures also contributed to absolute performance. The Fund’s short position in the Nasdaq Composite Index via futures, which was held to hedge some of the Fund’s long technology sector exposure also contributed to absolute performance. The Fund’s long U.S. dollar positions against currencies that are generally sensitive to the strength of China’s economy, including the Australian dollar, also contributed to absolute performance.
Within fixed income, the Fund’s long Australian government bond strategy was a leading detractor from absolute performance amid the Bank of Australia’s accelerated path toward interest rate policy normalization.
Relative to the Benchmark, the Fund’s allocation to equity was the leading detractor from performance relative to the Benchmark, which is a fixed income index that contains no equity.
HOW WAS THE FUND POSITIONED?
Against a cyclical economic slowdown backdrop and with increased risk of moving into economic contraction, the Fund’s portfolio managers sought a lower level of portfolio risk and reduced the Fund’s cyclical exposure by adding short positions in equity futures and options across U.S., European and emerging markets, as well as a greater weighting toward defensive areas of the equity market. Given near term geopolitical risk in the region, the portfolio managers removed the Fund’s long position in Chinese renminbi vs. a short position in the Taiwanese dollar strategy, which had been established through foreign exchange forward contracts.
In February 2022, prior to Russia’s invasion of Ukraine, the portfolio managers removed the Fund’s exposure to PJSC Sberbank, resulting in the Fund holding no assets in Russia, Ukraine or Belarus. Due to Europe’s greater reliance on Russian commodities, the portfolio managers reduced the Fund’s exposure to European financials during the period.

April 30, 2022	J.P. Morgan Specialty Funds	3

JPMorgan Macro Opportunities Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	HDFC Bank Ltd.,ADR (India)	3.0%
2.	Thermo Fisher Scientific, Inc.	2.8
3.	Microsoft Corp.	2.7
4.	Alphabet, Inc., Class A	2.3
5.	Amazon.com, Inc.	2.2
6.	Mastercard, Inc., Class A	2.0
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
8.	ServiceNow, Inc.	1.7
9.	Lululemon Athletica, Inc.	1.7
10.	NIKE, Inc., Class B	1.7

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	12.9%
Financials	11.0
Consumer Discretionary	7.4
Health Care	6.3
Communication Services	2.3
Consumer Staples	1.4
Industrials	1.3
Utilities	1.1
Others	1.3
Short-Term Investments	55.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
4	J.P. Morgan Specialty Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	April 15, 2020
With Sales Charge **		(14.13)%	(12.58)%	(1.14)%
Without Sales Charge		(9.35)	(7.73)	1.51
CLASS C SHARES	April 15, 2020
With CDSC ***		(10.56)	(9.20)	1.01
Without CDSC		(9.56)	(8.20)	1.01
Class I SHARES	April 15, 2020	(9.22)	(7.49)	1.78
Class R6 SHARES	September 30, 2020	(9.15)	(7.26)	1.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (4/15/20 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on April 15, 2020.
Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Specialty Funds	5

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.51)%
S&P 500 Index	(9.65)%
ICE BofAML 3-Month US Treasury Bill Index	0.07%
Net Assets as of 4/30/2022 (In Thousands)	$615,906
INVESTMENT OBJECTIVE**
The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s short positions in the communication services sector and its long positions in the industrials sector were leading detractors from performance relative to the Benchmark. The Fund’s long positions in the health care sector and its short positions in the consumer discretionary sector were leading contributors to relative performance.
Leading individual detractors from absolute performance included the Fund’s long positions in Tempur Sealy International Inc. and Zscaler Inc. and shares of Seagate Technology Inc. Shares of Tempur Sealy International, a beds and bedding products maker, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021. Shares of Zscaler, a cloud internet security platform provider, fell after the company issued a lower-than-expected earnings forecast in late February 2022.
Shares of Seagate Technology, a data storage provider, fell after the company lowered its outlook for the third quarter of 2022.
Leading individual contributors to absolute performance included the Fund’s long positions in UnitedHealth Group Inc. and CF Industries Holdings Inc., and its short position in 3M Co. Shares of UnitedHealth Group, a health insurance provider, rose after the company reported better-than-expected results for the first quarter of 2022. Shares of CF Industries, a fertilizer manufacturer, rose amid improved pricing and after the company issued a positive outlook. Shares of 3M, an industrial, safety and consumer products manufacturer, fell amid inflationary pressure and weaker-than-expected profit margins.
HOW WAS THE FUND POSITIONED?
During the six months ended April 30, 2022, the Fund invested the majority of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the S& P 500 Index. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 93% and its average net exposure was 41%.

6	J.P. Morgan Specialty Funds	April 30, 2022

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Target Corp.	6.7%
2.	Zimmer Biomet Holdings, Inc.	5.7
3.	Tesla, Inc.	5.4
4.	NXP Semiconductors NV (China)	4.7
5.	PACCAR, Inc.	4.4
6.	Centene Corp.	4.4
7.	Old Dominion Freight Line, Inc.	4.1
8.	UnitedHealth Group, Inc.	4.0
9.	Dollar General Corp.	3.2
10.	Advanced Micro Devices, Inc.	3.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Kimberly-Clark Corp.	26.8%
2.	3M Co.	16.2
3.	SPDR S&P 500 ETF Trust	13.5
4.	SoFi Technologies, Inc.	7.8
5.	Apple, Inc.	7.5
6.	Johnson Controls International plc	7.2
7.	Altria Group, Inc.	7.1
8.	Wynn Resorts Ltd.	7.0
9.	Conagra Brands, Inc.	2.9
10.	ManpowerGroup, Inc.	2.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	19.0%
Health Care	14.0
Information Technology	10.3
Industrials	9.8
Financials	1.9
Utilities	1.6
Real Estate	1.4
Exchange-Traded Fund	1.0
Communication Services	0.6
Short-Term Investments	40.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Consumer Staples	38.2%
Industrials	25.5
Exchange-Traded Fund	13.5
Financials	8.2
Information Technology	7.5
Consumer Discretionary	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Specialty Funds	7

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge **		(17.21)%	(14.00)%	4.40%	5.65%
Without Sales Charge		(12.62)	(9.24)	5.53	6.40
CLASS C SHARES	August 29, 2014
With CDSC ***		(13.83)	(10.69)	5.01	5.87
Without CDSC		(12.83)	(9.69)	5.01	5.87
Class I SHARES	August 29, 2014	(12.51)	(9.03)	5.80	6.66
Class R6 SHARES	August 29, 2014	(12.38)	(8.80)	6.07	6.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 29, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Specialty Funds	April 30, 2022

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(2.64)%
ICE BofAML 3-Month US Treasury Bill Index	0.07%
Net Assets as of 4/30/2022 (In Thousands)	$124,347
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s security selection and overweight position in the media sector and its security selection in the retail sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals & health care sector and industrial cyclical sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s short positions in Kroger Co. and Omnicom Group Inc. and its long position in Shopify Inc. Shares of Kroger, a supermarket and department store chain, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of Omicron Group, an advertising and marketing company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021 and the first quarter of 2022. Shares of Shopify, an online merchant sales platform provider, fell after the company reported declining growth amid reduced online spending by consumers during the period.
Leading individual contributors to relative performance included the Fund’s short position in Moderna Inc., and its long positions in Mastercard Inc. and Vertex Pharmaceuticals Inc.
Shares of Moderna, a pharmaceutical maker, underperformed amid investor concerns about disappointing clinical data for the company’s flu vaccine and slowing demand for its COVID-19 vaccine. Shares of Mastercard, a payment processing provider, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of Vertex Pharmaceuticals, a biotechnology company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

April 30, 2022	J.P. Morgan Specialty Funds	9

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Mastercard, Inc., Class A	2.5%
2.	NXP Semiconductors NV (China)	2.0
3.	Amazon.com, Inc.	1.4
4.	Diamondback Energy, Inc.	1.4
5.	Deere & Co.	1.2
6.	AbbVie, Inc.	1.2
7.	Exelon Corp.	1.1
8.	Wells Fargo & Co.	1.0
9.	Advanced Micro Devices, Inc.	1.0
10.	FleetCor Technologies, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Kroger Co. (The)	3.3%
2.	Omnicom Group, Inc.	3.1
3.	3M Co.	2.3
4.	Enbridge, Inc.	2.2
5.	Paramount Global, Class B	2.1
6.	Intel Corp.	1.9
7.	Walmart, Inc.	1.8
8.	Apple, Inc.	1.8
9.	NetApp, Inc.	1.6
10.	Cisco Systems, Inc.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	13.4%
Industrials	11.7
Health Care	9.9
Consumer Discretionary	8.0
Financials	6.2
Energy	4.7
Communication Services	4.5
Utilities	3.8
Real Estate	2.3
Consumer Staples	2.2
Materials	1.9
Short-Term Investments	31.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	16.8%
Industrials	16.4
Health Care	11.3
Financials	10.9
Consumer Staples	10.2
Communication Services	9.9
Energy	5.9
Utilities	5.8
Consumer Discretionary	5.7
Real Estate	4.4
Materials	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
10	J.P. Morgan Specialty Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		(7.86)%	(6.94)%	1.97%	1.27%
Without Sales Charge		(2.74)	(1.79)	3.08	1.82
CLASS C SHARES	November 2, 2009
With CDSC ***		(3.98)	(3.18)	2.58	1.41
Without CDSC		(2.98)	(2.18)	2.58	1.41
Class I SHARES	November 2, 2009	(2.64)	(1.52)	3.35	2.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Specialty Funds	11

JPMorgan Macro Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 34.3%
Banks — 6.4%
Bank Central Asia Tbk. PT (Indonesia)	102	58
Bank Mandiri Persero Tbk. PT (Indonesia)	139	85
Bank Negara Indonesia Persero Tbk. PT (Indonesia)	68	43
Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	519	173
East West Bancorp, Inc.	1	88
First Republic Bank	1	104
HDFC Bank Ltd., ADR (India)	8	435
Signature Bank	1	172
		1,158
Building Products — 1.0%
Allegion plc	2	191
Electric Utilities — 0.9%
Orsted A/S (Denmark) (a)	1	163
Electronic Equipment, Instruments & Components — 1.1%
Keyence Corp. (Japan)	1	201
Insurance — 2.3%
AIA Group Ltd. (Hong Kong)	24	236
Arthur J Gallagher & Co.	1	175
		411
Interactive Media & Services — 1.8%
Alphabet, Inc., Class A *	—	335
Internet & Direct Marketing Retail — 1.7%
Amazon.com, Inc. *	—	316
IT Services — 2.0%
Mastercard, Inc., Class A	1	280
PayPal Holdings, Inc. *	1	86
		366
Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific, Inc.	1	396
Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A	1	193
Pharmaceuticals — 2.8%
AstraZeneca plc (United Kingdom)	1	132
Eli Lilly & Co.	1	230
Novo Nordisk A/S, Class B (Denmark)	1	147
		509
Semiconductors & Semiconductor Equipment — 0.4%
NVIDIA Corp.	—	74
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.6%
Adobe, Inc. *	1	219
Atlassian Corp. plc, Class A*	—	136
Microsoft Corp.	1	386
Salesforce, Inc. *	1	221
ServiceNow, Inc. *	1	244
		1,206
Textiles, Apparel & Luxury Goods — 4.0%
Lululemon Athletica, Inc. *	1	244
LVMH Moet Hennessy Louis Vuitton SE (France)	—	248
NIKE, Inc., Class B	2	242
		734
Total Common Stocks (Cost $5,724)		6,253
	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 0.6%
Romania Government Bond
2.75%, 2/26/2026 (a)	EUR 60	63
3.62%, 5/26/2030 (a)	EUR 58	55
Total Foreign Government Securities (Cost $149)		118
	NO. OF CONTRACTS
Options Purchased — 0.4%
Call Options Purchased — 0.1%
Banks — 0.1%
Standard Chartered plc (United Kingdom)
5/20/2022 at GBP 520.00, American Style
Notional Amount: GBP 60
Counterparty: Exchange-Traded *	GBP 11	5
Wells Fargo & Co.
6/17/2022 at USD 52.50, American Style
Notional Amount: USD 96
Counterparty: Exchange-Traded *	22	1
		6

SEE NOTES TO FINANCIAL STATEMENTS.
12	J.P. Morgan Specialty Funds	April 30, 2022

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Call Options Purchased — continued
Foreign Exchange Currency Options — 0.0% ^
Foreign Exchange EUR / USD (European Union)
5/5/2022 at EUR 1.15, Vanilla, European Style
Notional Amount: EUR 1,149
Counterparty: Barclays Bank plc *	EUR 1,149,000	—
5/5/2022 at EUR 1.19, Vanilla, European Style
Notional Amount: EUR 575
Counterparty: Barclays Bank plc *	EUR 575,000	—(b)
5/5/2022 at EUR 1.19, Vanilla, European Style
Notional Amount: EUR 574
Counterparty: Barclays Bank plc *	EUR 574,000	—(b)
5/5/2022 at EUR 1.19, Vanilla, European Style
Notional Amount: EUR 575
Counterparty: Barclays Bank plc *	EUR 575,000	—(b)
		—
Total Call Options Purchased		6
Put Options Purchased — 0.3%
Foreign Exchange Currency Options — 0.1%
Foreign Exchange USD / JPY
10/26/2022 at USD 123.00, Vanilla, European Style
Notional Amount: USD 1,841
Counterparty: Goldman Sachs International *	1,841,000	25
Index Funds — 0.2%
S&P 500 Index
5/6/2022 at USD 4,150.00, European Style
Notional Amount: USD 1,653
Counterparty: Exchange-Traded *	4	33
Total Put Options Purchased		58
Total Options Purchased (Cost $93)		64
	PRINCIPAL AMOUNT ($000)
Short Term Investments — 43.1%
Foreign Government Treasury Bills — 23.1%
German Treasury Bills (Germany)
(0.74)%, 5/18/2022 (a) (c)	EUR 254	269
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Foreign Government Treasury Bills — continued
(0.67)%, 6/22/2022 (a) (c)	EUR 841	888
(0.68)%, 7/20/2022 (a) (c)	EUR 831	878
Japan Treasury Bills (Japan)
(0.08)%, 6/6/2022 (c)	JPY 107,700	830
(0.14)%, 7/25/2022 (c)	JPY 115,400	889
(0.25)%, 8/1/2022 (c)	JPY 59,050	455
Total Foreign Government Treasury Bills (Cost $4,438)		4,209
	SHARES (000)
Investment Companies — 20.0%
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (d) (e) (Cost $3,640)	3,639	3,639
Total Short Term Investments (Cost $8,078)		7,848
Total Investments — 78.4% (Cost $14,044)		14,283
Other Assets Less Liabilities — 21.6%		3,939
NET ASSETS — 100.0%		18,222
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PT	Limited liability company
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Value is zero.
(c)	The rate shown is the effective yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	13

JPMorgan Macro Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2022.
Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Bund	6	06/08/2022	EUR	973	(29)
NASDAQ 100 E-Mini Index	2	06/17/2022	USD	514	(54)
STOXX Europe 600 Health Care Index	6	06/17/2022	EUR	339	13
STOXX 600 Insurance Index	11	06/17/2022	EUR	179	(1)
STOXX Europe 600 Utilities Equity Index	13	06/17/2022	EUR	271	11
XAU Utilities Index	2	06/17/2022	USD	143	3
XAV Health Care Index	2	06/17/2022	USD	263	2
					(55)
Short Contracts
Euro-Bobl	(14)	06/08/2022	EUR	(1,879)	22
EURO STOXX 50 Index	(23)	06/17/2022	EUR	(893)	37
MSCI Emerging Markets E-Mini Index	(3)	06/17/2022	USD	(158)	9
S&P 500 E-Mini Index	(6)	06/17/2022	USD	(1,239)	92
STOXX 600 Banks Index	(63)	06/17/2022	EUR	(428)	5
U.S. Treasury 10 Year Note	(1)	06/21/2022	USD	(119)	8
					173
					118

Abbreviations
EUR	Euro
MSCI	Morgan Stanley Capital International
NASDAQ	National Assosiation of Securities Dealers Automate Quotation
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
14	J.P. Morgan Specialty Funds	April 30, 2022

Forward foreign currency exchange contracts outstanding as of April 30, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
USD	727	CNY	4,799	HSBC Bank, NA**	5/24/2022	3
USD	177	COP	703,288	BNP Paribas**	5/24/2022	—(a)
USD	484	DKK	3,296	BNP Paribas	5/24/2022	16
USD	262	HKD	2,055	Barclays Bank plc	5/24/2022	—(a)
USD	45	IDR	650,899	Bank of America NA**	5/24/2022	—(a)
USD	1,099	INR	84,043	BNP Paribas**	5/24/2022	4
USD	729	TWD	21,082	BNP Paribas**	5/24/2022	12
USD	1,278	ZAR	18,843	Goldman Sachs International	5/24/2022	88
GBP	77	USD	96	Goldman Sachs International	7/25/2022	1
USD	1,452	AUD	1,965	Goldman Sachs International	7/25/2022	61
USD	3,460	EUR	3,160	Goldman Sachs International	7/25/2022	112
USD	251	GBP	191	Goldman Sachs International	7/25/2022	11
USD	2,434	JPY	307,559	Goldman Sachs International	7/25/2022	56
Total unrealized appreciation						364
CNY	4,732	USD	739	Citibank, NA**	5/24/2022	(26)
DKK	300	USD	44	BNP Paribas	5/24/2022	(1)
DKK	430	USD	64	Merrill Lynch International	5/24/2022	(2)
DKK	250	USD	36	State Street Corp.	5/24/2022	(1)
IDR	3,383,574	USD	235	Standard Chartered Bank**	5/24/2022	(3)
INR	5,509	USD	72	Bank of America NA**	5/24/2022	—(a)
INR	4,059	USD	53	Citibank, NA**	5/24/2022	—(a)
KRW	32,676	USD	27	Barclays Bank plc**	5/24/2022	(1)
MXN	3,739	USD	183	Goldman Sachs International	5/24/2022	(1)
TWD	21,522	USD	736	HSBC Bank, NA**	5/24/2022	(4)
ZAR	1,433	USD	93	Goldman Sachs International	5/24/2022	(3)
ZAR	2,688	USD	185	HSBC Bank, NA	5/24/2022	(15)
ZAR	3,392	USD	229	Merrill Lynch International	5/24/2022	(16)
EUR	756	USD	823	Goldman Sachs International	7/25/2022	(21)
JPY	175,822	USD	1,379	Goldman Sachs International	7/25/2022	(19)
USD	1,379	JPY	179,429	Goldman Sachs International	7/25/2022	(8)
Total unrealized depreciation						(121)
Net unrealized appreciation						243

Abbreviations
AUD	Australian Dollar
CNY	China Yuan
COP	Columbian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
TWD	Taiwan Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	15

JPMorgan Macro Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Written Call Options Contracts as of April 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange EUR / USD	Barclays Bank plc	1,724,000	EUR 1,724	EUR 1.19	5/05/2022	—(a)
Foreign Exchange EUR / USD	Barclays Bank plc	1,149,000	EUR 1,149	EUR 1.15	5/05/2022	—(a)
Total Written Options Contracts						—(a)
Written Put Options Contracts as of April 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD / JPY	Goldman Sachs International	1,841,000	USD 1,841	USD 120.00	10/26/2022	(16)
Total Written Options Contracts (Premiums Received $32)						(16)

(a)	Amount rounds to less than one thousand.

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
16	J.P. Morgan Specialty Funds	April 30, 2022

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 102.1%
Common Stocks — 59.9%
Automobiles — 6.0%
Ferrari NV (Italy)	15	3,150
Tesla, Inc. * (a)	39	33,988
		37,138
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B * (a)	37	12,091
Electric Utilities — 1.6%
Exelon Corp.	215	10,079
Equity Real Estate Investment Trusts (REITs) — 1.4%
Welltower, Inc.	95	8,584
Health Care Equipment & Supplies — 5.8%
Zimmer Biomet Holdings, Inc. (a)	297	35,836
Health Care Providers & Services — 8.5%
Centene Corp. * (a)	342	27,530
UnitedHealth Group, Inc. (a)	49	24,942
		52,472
Interactive Media & Services — 0.7%
Alphabet, Inc., Class A *	2	4,062
Machinery — 4.5%
PACCAR, Inc. (a)	335	27,790
Multiline Retail — 10.1%
Dollar General Corp.	85	20,129
Target Corp.	185	42,279
		62,408
Road & Rail — 5.5%
Old Dominion Freight Line, Inc. (a)	93	25,862
Union Pacific Corp. (a)	33	7,793
		33,655
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	233	19,899
NXP Semiconductors NV (China)	173	29,654
		49,553
Software — 2.4%
Microsoft Corp. (a)	53	14,829
Specialty Retail — 3.2%
O'Reilly Automotive, Inc. * (a)	33	19,809
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.1%
Seagate Technology Holdings plc	7	617
Total Common Stocks (Cost $368,112)		368,923
Exchange-Traded Funds — 1.0%
U.S. Equity — 1.0%
Invesco Trust (Cost $6,126)	19	5,981
Short-Term Investments — 41.2%
Investment Companies — 41.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (b) (c)(Cost $253,878)	253,821	253,872
Total Long Positions (Cost $628,116)		628,776
Short Positions — (21.8)%
Common Stocks — (18.8)%
Automobiles — (0.0)% ^
Rivian Automotive, Inc., Class A *	(2)	(62)
Building Products — (1.6)%
Johnson Controls International plc	(161)	(9,649)
Consumer Finance — (1.8)%
SoFi Technologies, Inc. *	(1,702)	(10,416)
Upstart Holdings, Inc. *	(7)	(543)
		(10,959)
Food Products — (0.9)%
Conagra Brands, Inc.	(110)	(3,856)
Kellogg Co.	(27)	(1,826)
		(5,682)
Hotels, Restaurants & Leisure — (1.5)%
Wynn Resorts Ltd. *	(134)	(9,437)
Household Products — (5.8)%
Kimberly-Clark Corp.	(259)	(35,957)
Industrial Conglomerates — (3.5)%
3M Co.	(150)	(21,643)
Internet & Direct Marketing Retail — (0.0)% ^
Wayfair, Inc., Class A *	(1)	(58)
Professional Services — (0.5)%
ManpowerGroup, Inc.	(32)	(2,849)
Technology Hardware, Storage & Peripherals — (1.6)%
Apple, Inc.	(64)	(10,071)

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	17

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Tobacco — (1.6)%
Altria Group, Inc.	(172)	(9,568)
Total Common Stocks (Proceeds $(118,017))		(115,935)
Exchange-Traded Funds — (3.0)%
U.S. Equity — (3.0)%
SPDR S&P 500 ETF Trust (Proceeds $(18,095))	(44)	(18,124)
Total Short Positions (Proceeds $(136,112))		(134,059)
Total Investments — 80.3% (Cost $492,004)		494,717
Other Assets Less Liabilities — 19.7%		121,189
Net Assets — 100.0%		615,906
Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
SPDR	Standard & Poor's Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $70,910 and $154,144, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
18	J.P. Morgan Specialty Funds	April 30, 2022

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 98.4%
Common Stocks — 67.5%
Aerospace & Defense — 1.6%
Howmet Aerospace, Inc.	12	417
Northrop Grumman Corp.	2	719
Raytheon Technologies Corp.	6	562
Textron, Inc.	3	243
TransDigm Group, Inc. *	—	97
		2,038
Air Freight & Logistics — 0.5%
FedEx Corp.	—	70
United Parcel Service, Inc., Class B	3	500
		570
Auto Components — 0.7%
Aptiv plc *	2	237
Lear Corp.	1	137
Magna International, Inc. (Canada)	9	498
		872
Automobiles — 0.1%
Rivian Automotive, Inc., Class A *	4	133
Banks — 2.4%
Fifth Third Bancorp	18	657
M&T Bank Corp.	2	345
SVB Financial Group *	1	359
Truist Financial Corp.	6	293
Wells Fargo & Co. (a)	29	1,278
		2,932
Beverages — 1.2%
Coca-Cola Co. (The)	6	362
Constellation Brands, Inc., Class A	1	280
Monster Beverage Corp. *	4	341
PepsiCo, Inc.	3	529
		1,512
Biotechnology — 3.9%
AbbVie, Inc. (a)	10	1,423
Biogen, Inc. *	3	610
BioMarin Pharmaceutical, Inc. *	4	373
Neurocrine Biosciences, Inc. *	3	272
Regeneron Pharmaceuticals, Inc. *	1	674
Sarepta Therapeutics, Inc. *	5	335
Vertex Pharmaceuticals, Inc. *	4	1,217
		4,904
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	—	23
Trane Technologies plc	7	952
		975
Capital Markets — 1.4%
Charles Schwab Corp. (The)	9	590
CME Group, Inc.	1	188
Morgan Stanley	1	68
S&P Global, Inc.	2	744
State Street Corp.	1	120
		1,710
Chemicals — 1.0%
Air Products and Chemicals, Inc. (a)	1	157
DuPont de Nemours, Inc. (a)	5	368
Eastman Chemical Co. (a)	2	182
Linde plc (United Kingdom)	1	389
PPG Industries, Inc.	1	102
		1,198
Commercial Services & Supplies — 0.8%
Republic Services, Inc.	4	561
Waste Connections, Inc.	4	483
		1,044
Communications Equipment — 0.1%
Juniper Networks, Inc.	5	154
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	1	445
Vulcan Materials Co.	1	190
		635
Consumer Finance — 0.8%
American Express Co.	5	962
Electric Utilities — 1.9%
Alliant Energy Corp.	1	72
Exelon Corp.	29	1,376
FirstEnergy Corp.	14	593
Xcel Energy, Inc.	5	366
		2,407
Electrical Equipment — 0.6%
Eaton Corp. plc	5	706

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	19

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	10	371
Keysight Technologies, Inc. *	3	410
		781
Energy Equipment & Services — 0.5%
Baker Hughes Co.	18	565
Entertainment — 0.7%
Endeavor Group Holdings, Inc., Class A *	40	914
Equity Real Estate Investment Trusts (REITs) — 2.3%
American Homes 4 Rent, Class A	6	250
Camden Property Trust	2	373
Equinix, Inc.	—	136
Host Hotels & Resorts, Inc.	3	63
Invitation Homes, Inc.	9	334
Kimco Realty Corp.	12	288
Prologis, Inc.	2	355
Sun Communities, Inc.	2	341
UDR, Inc.	5	271
Ventas, Inc.	1	69
WP Carey, Inc.	1	88
Cousins Properties, Inc.	9	306
		2,874
Food Products — 0.7%
Hershey Co. (The)	3	679
Mondelez International, Inc., Class A	3	196
		875
Health Care Equipment & Supplies — 1.3%
Becton Dickinson and Co.	1	215
Boston Scientific Corp. *	16	685
Intuitive Surgical, Inc. *	2	433
Zimmer Biomet Holdings, Inc.	2	238
		1,571
Health Care Providers & Services — 2.4%
Centene Corp. *	8	643
CVS Health Corp. (a)	9	927
Humana, Inc.	1	365
UnitedHealth Group, Inc. (a)	2	1,005
		2,940
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. *	—	170
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Chipotle Mexican Grill, Inc. *	1	672
Domino's Pizza, Inc.	1	315
Expedia Group, Inc. *	2	361
Hilton Worldwide Holdings, Inc. *	—	47
Marriott International, Inc., Class A *	2	397
McDonald's Corp.	4	901
Yum! Brands, Inc. (a)	4	501
		3,364
Household Durables — 0.3%
Toll Brothers, Inc.	7	333
Household Products — 0.2%
Procter & Gamble Co. (The)	1	207
Industrial Conglomerates — 0.0% ^
Roper Technologies, Inc.	—	47
Insurance — 1.5%
Arthur J Gallagher & Co.	3	487
Hartford Financial Services Group, Inc. (The)	5	318
Progressive Corp. (The) (a)	10	1,118
		1,923
Interactive Media & Services — 1.9%
Alphabet, Inc., Class C *	—	561
Alphabet, Inc., Class A *	—	301
Meta Platforms, Inc., Class A *	3	624
Snap, Inc., Class A *	31	861
		2,347
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. * (a)	—	1,748
DoorDash, Inc., Class A *	1	57
		1,805
IT Services — 4.9%
Affirm Holdings, Inc. *	9	273
Automatic Data Processing, Inc.	1	185
Fidelity National Information Services, Inc.	1	129
FleetCor Technologies, Inc. *	5	1,233
Mastercard, Inc., Class A (a)	9	3,097
Shopify, Inc., Class A (Canada) * (a)	1	542
Visa, Inc., Class A	1	171
WEX, Inc. *	3	446
		6,076

SEE NOTES TO FINANCIAL STATEMENTS.
20	J.P. Morgan Specialty Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Life Sciences Tools & Services — 1.2%
Danaher Corp.	2	413
PerkinElmer, Inc.	3	383
Thermo Fisher Scientific, Inc. (a)	1	709
		1,505
Machinery — 3.2%
Deere & Co. (a)	4	1,464
Dover Corp.	8	1,067
Ingersoll Rand, Inc.	5	225
Otis Worldwide Corp.	11	819
Parker-Hannifin Corp.	2	363
		3,938
Media — 1.1%
Charter Communications, Inc., Class A *	1	401
Comcast Corp., Class A	7	262
Liberty Media Corp.-Liberty SiriusXM, Class A *	17	723
		1,386
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	11	448
Multiline Retail — 0.4%
Dollar General Corp.	2	446
Multi-Utilities — 1.8%
Ameren Corp. (a)	13	1,218
CenterPoint Energy, Inc.	16	478
NiSource, Inc.	9	274
Sempra Energy	2	232
		2,202
Oil, Gas & Consumable Fuels — 4.2%
Cheniere Energy, Inc.	3	466
ConocoPhillips (a)	11	1,014
Coterra Energy, Inc.	5	146
Diamondback Energy, Inc. (a)	13	1,686
EOG Resources, Inc.	5	565
ONEOK, Inc.	5	290
Phillips 66	8	703
Pioneer Natural Resources Co. (a)	1	318
		5,188
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	—	123
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co.	12	892
Eli Lilly & Co.	1	316
		1,208
Professional Services — 0.9%
Booz Allen Hamilton Holding Corp.	5	406
Leidos Holdings, Inc. (a)	7	697
		1,103
Road & Rail — 3.1%
Canadian National Railway Co. (Canada)	2	235
CSX Corp.	9	303
Knight-Swift Transportation Holdings, Inc.	5	243
Lyft, Inc., Class A * (a)	35	1,146
Norfolk Southern Corp. (a)	3	825
Old Dominion Freight Line, Inc.	2	620
Uber Technologies, Inc. * (a)	12	379
Union Pacific Corp.	1	55
XPO Logistics, Inc. *	2	100
		3,906
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. * (a)	15	1,261
Analog Devices, Inc.	3	519
Lam Research Corp. (a)	1	525
Marvell Technology, Inc.	3	150
Microchip Technology, Inc.	5	293
NXP Semiconductors NV (China)	14	2,418
ON Semiconductor Corp. *	7	346
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3	270
Teradyne, Inc.	4	449
Texas Instruments, Inc.	3	554
		6,785
Software — 1.1%
Autodesk, Inc. *	1	250
Coupa Software, Inc. *	4	299
DocuSign, Inc. *	3	213
Intuit, Inc.	—	140
Microsoft Corp.	1	326
Workday, Inc., Class A *	1	183
		1,411
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	21

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Specialty Retail — 2.3%
AutoZone, Inc. *	—	430
Best Buy Co., Inc.	4	325
Burlington Stores, Inc. *	3	597
Lowe's Cos., Inc. (a)	4	797
O'Reilly Automotive, Inc. * (a)	1	745
		2,894
Technology Hardware, Storage & Peripherals — 0.9%
Hewlett Packard Enterprise Co.	22	339
Seagate Technology Holdings plc	10	836
		1,175
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc. *	7	812
Total Common Stocks (Cost $73,623)		83,904
Short-Term Investments — 30.9%
Investment Companies — 30.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (b) (c)(Cost $38,464)	38,460	38,468
Total Long Positions (Cost $112,087)		122,372
Short Positions — (63.5)%
Common Stocks — (63.5)%
Aerospace & Defense — (0.9)%
Hexcel Corp.	(3)	(152)
Huntington Ingalls Industries, Inc.	(4)	(795)
L3Harris Technologies, Inc.	—	(142)
		(1,089)
Air Freight & Logistics — (1.0)%
CH Robinson Worldwide, Inc.	(7)	(737)
Expeditors International of Washington, Inc.	(5)	(542)
		(1,279)
Auto Components — (0.8)%
Autoliv, Inc. (Sweden)	(6)	(438)
BorgWarner, Inc.	(16)	(575)
		(1,013)
Automobiles — (0.1)%
Harley-Davidson, Inc.	(2)	(81)
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — (2.1)%
First Republic Bank	(4)	(623)
Huntington Bancshares, Inc.	(56)	(734)
KeyCorp	(38)	(727)
PNC Financial Services Group, Inc. (The)	(3)	(493)
		(2,577)
Beverages — (0.1)%
Brown-Forman Corp., Class B	(2)	(125)
Biotechnology — (2.0)%
Amgen, Inc.	(2)	(448)
Gilead Sciences, Inc.	(15)	(888)
Moderna, Inc. *	(9)	(1,197)
		(2,533)
Building Products — (1.3)%
Allegion plc	(3)	(359)
Carrier Global Corp.	(15)	(557)
Johnson Controls International plc	(10)	(614)
Masco Corp.	(2)	(130)
		(1,660)
Capital Markets — (2.3)%
BlackRock, Inc.	(1)	(443)
Franklin Resources, Inc.	(24)	(602)
Goldman Sachs Group, Inc. (The)	(1)	(351)
Moody's Corp.	(2)	(672)
MSCI, Inc.	(1)	(311)
Northern Trust Corp.	(5)	(527)
		(2,906)
Chemicals — (0.5)%
Dow, Inc.	(7)	(432)
Ecolab, Inc.	(1)	(150)
Sherwin-Williams Co. (The)	—	(65)
		(647)
Commercial Services & Supplies — (0.2)%
Waste Management, Inc.	(1)	(224)
Communications Equipment — (1.0)%
Cisco Systems, Inc.	(26)	(1,266)
Consumer Finance — (1.0)%
Capital One Financial Corp.	(9)	(1,073)
Discover Financial Services	(1)	(172)
		(1,245)

SEE NOTES TO FINANCIAL STATEMENTS.
22	J.P. Morgan Specialty Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Containers & Packaging — (1.2)%
AptarGroup, Inc.	(3)	(386)
Ball Corp.	(4)	(311)
International Paper Co.	(7)	(307)
Packaging Corp. of America	(1)	(112)
Silgan Holdings, Inc.	(8)	(376)
		(1,492)
Diversified Telecommunication Services — (1.6)%
AT&T, Inc.	(36)	(684)
Lumen Technologies, Inc.	(60)	(599)
Verizon Communications, Inc.	(16)	(741)
		(2,024)
Electric Utilities — (3.1)%
American Electric Power Co., Inc.	(12)	(1,140)
Duke Energy Corp.	(7)	(739)
Eversource Energy	(5)	(416)
Pinnacle West Capital Corp.	(6)	(461)
PPL Corp.	(13)	(361)
Southern Co. (The)	(10)	(758)
		(3,875)
Electrical Equipment — (1.4)%
Acuity Brands, Inc.	(3)	(478)
Emerson Electric Co.	(5)	(464)
Hubbell, Inc.	(3)	(677)
Sensata Technologies Holding plc *	(2)	(93)
		(1,712)
Electronic Equipment, Instruments & Components — (0.1)%
Cognex Corp.	(3)	(176)
Energy Equipment & Services — (0.5)%
Schlumberger NV	(17)	(651)
Entertainment — (0.3)%
AMC Entertainment Holdings, Inc., Class A *	(22)	(339)
Warner Bros Discovery, Inc. *	—	—
		(339)
Equity Real Estate Investment Trusts (REITs) — (2.8)%
AvalonBay Communities, Inc.	—	(101)
Duke Realty Corp.	(6)	(331)
Equity Residential	(1)	(98)
Iron Mountain, Inc.	(19)	(996)
National Retail Properties, Inc.	(14)	(592)
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Orion Office REIT, Inc.	—	—
Realty Income Corp.	(3)	(221)
Simon Property Group, Inc.	(6)	(735)
SL Green Realty Corp.	(4)	(239)
Vornado Realty Trust	(5)	(200)
		(3,513)
Food & Staples Retailing — (4.1)%
Costco Wholesale Corp.	—	(100)
Kroger Co. (The)	(48)	(2,574)
Walgreens Boots Alliance, Inc.	(23)	(987)
Walmart, Inc.	(10)	(1,448)
		(5,109)
Food Products — (1.3)%
Campbell Soup Co.	(9)	(429)
Conagra Brands, Inc.	(6)	(226)
General Mills, Inc.	(6)	(401)
Kellogg Co.	(9)	(585)
		(1,641)
Gas Utilities — (0.4)%
National Fuel Gas Co.	(6)	(438)
Health Care Equipment & Supplies — (1.2)%
Baxter International, Inc.	(9)	(652)
Stryker Corp.	(3)	(774)
		(1,426)
Health Care Providers & Services — (1.0)%
Henry Schein, Inc. *	(5)	(390)
Quest Diagnostics, Inc.	(5)	(630)
Universal Health Services, Inc., Class B	(1)	(198)
		(1,218)
Hotels, Restaurants & Leisure — (0.9)%
Starbucks Corp.	(15)	(1,132)
Household Durables — (0.3)%
Mohawk Industries, Inc. *	(1)	(106)
NVR, Inc. *	—	(171)
PulteGroup, Inc.	(3)	(137)
		(414)
Household Products — (1.0)%
Church & Dwight Co., Inc.	(2)	(233)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	23

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Household Products — continued
Clorox Co. (The)	(4)	(587)
Kimberly-Clark Corp.	(3)	(377)
		(1,197)
Industrial Conglomerates — (2.1)%
3M Co.	(13)	(1,829)
General Electric Co.	(11)	(830)
		(2,659)
Insurance — (1.5)%
Allstate Corp. (The)	(4)	(500)
Aon plc, Class A	—	(119)
Chubb Ltd.	(3)	(639)
Ryan Specialty Group Holdings, Inc., Class A *	(7)	(273)
W R Berkley Corp.	(3)	(188)
Willis Towers Watson plc	(1)	(138)
		(1,857)
Internet & Direct Marketing Retail — (0.6)%
eBay, Inc.	(15)	(796)
IT Services — (2.5)%
Cognizant Technology Solutions Corp., Class A	(7)	(531)
DXC Technology Co. *	(4)	(107)
Global Payments, Inc.	(3)	(385)
Jack Henry & Associates, Inc.	(1)	(207)
Paychex, Inc.	(5)	(607)
PayPal Holdings, Inc. *	(1)	(100)
Western Union Co. (The)	(70)	(1,179)
		(3,116)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(3)	(438)
Waters Corp. *	(2)	(533)
		(971)
Machinery — (1.6)%
Caterpillar, Inc.	(2)	(451)
Donaldson Co., Inc.	(4)	(206)
IDEX Corp.	(1)	(210)
Illinois Tool Works, Inc.	(4)	(674)
PACCAR, Inc.	(5)	(406)
		(1,947)
Media — (4.4)%
Interpublic Group of Cos., Inc. (The)	(27)	(888)
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Omnicom Group, Inc.	(32)	(2,426)
Paramount Global, Class B	(57)	(1,650)
Sirius XM Holdings, Inc.	(83)	(499)
		(5,463)
Multiline Retail — (0.3)%
Macy's, Inc.	(6)	(151)
Target Corp.	(1)	(215)
		(366)
Multi-Utilities — (0.2)%
Dominion Energy, Inc.	(3)	(231)
Oil, Gas & Consumable Fuels — (3.2)%
Enbridge, Inc. (Canada)	(40)	(1,733)
Exxon Mobil Corp.	(11)	(948)
Hess Corp.	(10)	(1,037)
Marathon Oil Corp.	(11)	(269)
		(3,987)
Pharmaceuticals — (2.2)%
Johnson & Johnson	(3)	(571)
Merck & Co., Inc.	(10)	(845)
Pfizer, Inc.	(16)	(806)
Zoetis, Inc.	(3)	(526)
		(2,748)
Professional Services — (0.5)%
Equifax, Inc.	—	(48)
TransUnion	(4)	(349)
Verisk Analytics, Inc.	(1)	(211)
		(608)
Road & Rail — (1.0)%
Canadian Pacific Railway Ltd. (Canada)	(2)	(162)
Heartland Express, Inc.	(19)	(257)
JB Hunt Transport Services, Inc.	(2)	(289)
Werner Enterprises, Inc.	(13)	(515)
		(1,223)
Semiconductors & Semiconductor Equipment — (3.0)%
Broadcom, Inc.	(3)	(1,244)
Intel Corp.	(34)	(1,491)
QUALCOMM, Inc.	(6)	(847)
Universal Display Corp.	(1)	(135)
		(3,717)

SEE NOTES TO FINANCIAL STATEMENTS.
24	J.P. Morgan Specialty Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Software — (1.4)%
Ceridian HCM Holding, Inc. *	(10)	(558)
Oracle Corp.	(1)	(46)
Palantir Technologies, Inc., Class A *	(13)	(135)
Paycom Software, Inc. *	(2)	(504)
Salesforce, Inc. *	(1)	(270)
VMware, Inc., Class A	(2)	(231)
		(1,744)
Specialty Retail — (0.4)%
CarMax, Inc. *	(3)	(268)
Williams-Sonoma, Inc.	(1)	(162)
		(430)
Technology Hardware, Storage & Peripherals — (2.6)%
Apple, Inc.	(9)	(1,410)
HP, Inc.	(13)	(488)
NetApp, Inc.	(17)	(1,275)
Xerox Holdings Corp.	(5)	(79)
		(3,252)
Textiles, Apparel & Luxury Goods — (0.2)%
VF Corp.	(5)	(280)
Trading Companies & Distributors — (0.5)%
Fastenal Co.	(10)	(566)
Total Common Stocks (Proceeds $(84,734))		(78,963)
Total Short Positions (Proceeds $(84,734))		(78,963)
Total Investments — 34.9% (Cost $27,353)		43,409
Other Assets Less Liabilities — 65.1%		80,938
Net Assets — 100.0%		124,347
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $14,707 and $80,921, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	25

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited)
(Amounts in thousands, except per share amounts)
	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$10,580	$374,904	$ 83,904
Investments in affiliates, at value	3,639	253,872	38,468
Options purchased, at value	64	—	—
Restricted cash for exchange-traded options	813	—	—
Cash	2,503	—	—
Foreign currency, at value	88	—	—
Deposits at broker for futures contracts	—	—	72
Deposits at broker for securities sold short	—	154,144	80,921
Receivables:
Due from custodian	—	9,881	—
Investment securities sold	—	67,190	3,524
Fund shares sold	—	597	271
Interest from non-affiliates	2	—	5
Dividends from non-affiliates	2	68	54
Dividends from affiliates	—(a)	78	10
Tax reclaims	4	—	—
Variation margin on futures contracts	425	—	—
Unrealized appreciation on forward foreign currency exchange contracts	364	—	—
Due from adviser	15	—	—
Total Assets	18,499	860,734	207,229
LIABILITIES:
Payables:
Due to custodian	—	—	9
Securities sold short, at value	—	134,059	78,963
Dividend expense to non-affiliates on securities sold short	—	34	72
Investment securities purchased	—	108,906	3,634
Interest expense to non-affiliates on securities sold short	—	2	—
Fund shares redeemed	—	1,062	54
Variation margin on futures contracts	—	—	2
Unrealized depreciation on forward foreign currency exchange contracts	121	—	—
Outstanding options written, at fair value	16	—	—
Accrued liabilities:
Investment advisory fees	—	612	26
Administration fees	—	40	3
Distribution fees	—(a)	9	5
Service fees	4	77	25
Custodian and accounting fees	7	3	8
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	129	24	80
Total Liabilities	277	244,828	82,882
Net Assets	$18,222	$615,906	$124,347 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
26	J.P. Morgan Specialty Funds	April 30, 2022

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$17,857	$626,090	$144,805
Total distributable earnings (loss)	365	(10,184)	(20,458)
Total Net Assets:	$18,222	$615,906	$124,347
Net Assets:
Class A	$ 338	$ 25,474	$ 19,566
Class C	293	5,566	1,128
Class I	17,571	327,760	103,653
Class R6	20	257,106	—
Total	$18,222	$615,906	$124,347
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	22	1,369	1,621
Class C	19	313	105
Class I	1,146	17,239	8,015
Class R6	1	13,257	—
Net Asset Value (a):
Class A — Redemption price per share	$ 15.25	$ 18.61	$ 12.07
Class C — Offering price per share (b)	15.16	17.78	10.76
Class I — Offering and redemption price per share	15.34	19.01	12.93
Class R6 — Offering and redemption price per share	15.37	19.39	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 16.09	$ 19.64	$ 12.74
Cost of investments in non-affiliates	$10,311	$374,238	$ 73,623
Cost of investments in affiliates	3,640	253,878	38,464
Cost of options purchased	93	—	—
Cost of foreign currency	88	—	—
Premiums received from options written	32	—	—
Proceeds from securities sold short	—	136,112	84,734

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	27

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited)
(Amounts in thousands)
	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ 3	$ —	$ —
Interest income from affiliates	5	—	—
Dividend income from non-affiliates	30	1,978	606
Dividend income from affiliates	3	145	17
Foreign taxes withheld (net)	(3)	—	—
Total investment income	38	2,123	623
EXPENSES:
Investment advisory fees	56	4,215	195
Administration fees	7	264	42
Distribution fees:
Class A	—(a)	36	23
Class C	1	24	5
Service fees:
Class A	—(a)	36	23
Class C	—(a)	8	2
Class I	23	474	115
Custodian and accounting fees	21	18	21
Interest expense to affiliates	5	—	—
Professional fees	82	45	35
Trustees’ and Chief Compliance Officer’s fees	12	13	13
Printing and mailing costs	9	23	3
Registration and filing fees	31	45	34
Transfer agency fees (See Note 2.I)	—(a)	10	3
Dividend expense to non-affiliates on securities sold short	—	2,194	1,110
Interest expense to non-affiliates on securities sold short	—	374	49
Other	5	16	6
Total expenses	252	7,795	1,679
Less fees waived	(64)	(120)	(115)
Less expense reimbursements	(95)	—	—
Net expenses	93	7,675	1,564
Net investment income (loss)	$ (55)	$ (5,552)	$ (941) (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
28	J.P. Morgan Specialty Funds	April 30, 2022

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ (493)	$ 34,101	$ 5,115
Investments in affiliates	—(a)	(75)	(7)
Options purchased	(127)	(72)	—
Futures contracts	189	—	(485)
Securities sold short	—	(18,960)	(3,669)
Foreign currency transactions	(6)	—(a)	—
Forward foreign currency exchange contracts	353	—	—
Options written	31	—	—
Net realized gain (loss)	(53)	14,994	954
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,093)	(105,657)	(12,965)
Investments in affiliates	(1)	(6)	1
Options purchased	4	(21)	—
Futures contracts	207	—	7
Securities sold short	—	1,934	9,626
Foreign currency translations	(2)	—	—
Forward foreign currency exchange contracts	170	—	—
Options written	16	—	—
Change in net unrealized appreciation/depreciation	(1,699)	(103,750)	(3,331)
Net realized/unrealized gains (losses)	(1,752)	(88,756)	(2,377)
Change in net assets resulting from operations	$(1,807)	$ (94,308)	$ (3,318)

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED
(Amounts in thousands)
	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ (55)	$ (5)	$ (5,552)	$ (11,007)
Net realized gain (loss)	(53)	762	14,994	78,034
Change in net unrealized appreciation/depreciation	(1,699)	1,024	(103,750)	42,356
Change in net assets resulting from operations	(1,807)	1,781	(94,308)	109,383
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5)	—	(3,030)	(918)
Class C	(1)	—	(702)	(222)
Class I	(243)	—	(38,675)	(10,347)
Class R6	(1)	—	(29,311)	(9,883)
Total distributions to shareholders	(250)	—	(71,718)	(21,370)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,092	1,974	36,278	172,125
NET ASSETS:
Change in net assets	(965)	3,755	(129,748)	260,138
Beginning of period	19,187	15,432	745,654	485,516
End of period	$18,222	$19,187	$ 615,906	$745,654
SEE NOTES TO FINANCIAL STATEMENTS.
30	J.P. Morgan Specialty Funds	April 30, 2022

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ (941)	$ (1,566)
Net realized gain (loss)	954	5,737
Change in net unrealized appreciation/depreciation	(3,331)	(2,033)
Change in net assets resulting from operations	(3,318)	2,138
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(1,124)
Class C	—	(159)
Class I	—	(6,901)
Total distributions to shareholders	—	(8,184)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,475	(43,203)
NET ASSETS:
Change in net assets	32,157	(49,249)
Beginning of period	92,190	141,439
End of period	$124,347	$ 92,190
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 98	$ 337	$ 3,227	$ 16,519
Distributions reinvested	5	—	2,956	913
Cost of shares redeemed	(16)	(80)	(4,264)	(11,337)
Change in net assets resulting from Class A capital transactions	87	257	1,919	6,095
Class C
Proceeds from shares issued	225	54	493	2,019
Distributions reinvested	1	—	692	218
Cost of shares redeemed	—	—	(1,135)	(537)
Change in net assets resulting from Class C capital transactions	226	54	50	1,700
Class I
Proceeds from shares issued	1,501	1,682	109,246	242,796
Distributions reinvested	243	—	38,027	10,199
Cost of shares redeemed	(965)	(19)	(127,958)	(124,700)
Change in net assets resulting from Class I capital transactions	779	1,663	19,315	128,295
Class R6
Proceeds from shares issued	—	—	53,852	76,310
Distributions reinvested	—	—	6,999	2,265
Cost of shares redeemed	—	—	(45,857)	(42,540)
Change in net assets resulting from Class R6 capital transactions	—	—	14,994	36,035
Total change in net assets resulting from capital transactions	$1,092	$1,974	$ 36,278	$ 172,125
SHARE TRANSACTIONS:
Class A
Issued	6	20	151	742
Reinvested	—	—	139	43
Redeemed	(1)	(5)	(212)	(512)
Change in Class A Shares	5	15	78	273
Class C
Issued	14	4	25	94
Reinvested	—	—	34	11
Redeemed	—	—	(57)	(25)
Change in Class C Shares	14	4	2	80
Class I
Issued	94	101	5,156	10,786
Reinvested	15	—	1,747	471
Redeemed	(61)	(1)	(6,228)	(5,539)
Change in Class I Shares	48	100	675	5,718
Class R6
Issued	—	—	2,517	3,324
Reinvested	—	—	315	103
Redeemed	(—)	(—)	(2,208)	(1,866)
Change in Class R6 Shares	—	—	624	1,561
SEE NOTES TO FINANCIAL STATEMENTS.
32	J.P. Morgan Specialty Funds	April 30, 2022

	JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 5,623	$ 6,793
Distributions reinvested	—	1,075
Cost of shares redeemed	(2,357)	(8,506)
Change in net assets resulting from Class A capital transactions	3,266	(638)
Class C
Proceeds from shares issued	132	417
Distributions reinvested	—	159
Cost of shares redeemed	(180)	(1,175)
Change in net assets resulting from Class C capital transactions	(48)	(599)
Class I
Proceeds from shares issued	62,710	41,158
Distributions reinvested	—	6,758
Cost of shares redeemed	(30,453)	(89,882)
Change in net assets resulting from Class I capital transactions	32,257	(41,966)
Total change in net assets resulting from capital transactions	$ 35,475	$(43,203)
SHARE TRANSACTIONS:
Class A
Issued	453	559
Reinvested	—	90
Redeemed	(191)	(689)
Change in Class A Shares	262	(40)
Class C
Issued	12	37
Reinvested	—	15
Redeemed	(16)	(109)
Change in Class C Shares	(4)	(57)
Class I
Issued	4,740	3,149
Reinvested	—	532
Redeemed	(2,306)	(6,877)
Change in Class I Shares	2,434	(3,196)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$17.05	$(0.07)	$(1.50)	$(1.57)
Year Ended October 31, 2021	15.38	(0.08)	1.75	1.67
April 15, 2020(g) through October 31, 2020	15.00	(0.01)	0.39	0.38
Class C
Six Months Ended April 30, 2022(Unaudited)	16.93	(0.10)	(1.51)	(1.61)
Year Ended October 31, 2021	15.34	(0.15)	1.74	1.59
April 15, 2020(g) through October 31, 2020	15.00	(0.06)	0.40	0.34
Class I
Six Months Ended April 30, 2022(Unaudited)	17.12	(0.05)	(1.51)	(1.56)
Year Ended October 31, 2021	15.40	(0.01)	1.73	1.72
April 15, 2020(g) through October 31, 2020	15.00	—(h)	0.40	0.40
Class R6
Six Months Ended April 30, 2022(Unaudited)	17.17	(0.03)	(1.51)	(1.54)
Year Ended October 31, 2021	15.41	0.04	1.72	1.76
September 30, 2020(i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
34	J.P. Morgan Specialty Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
		Ratios/Supplemental data
Distributions				Ratios to average net assets(a)
Net investment income	Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate(d)

$(0.23)	$15.25	(9.30)%	$ 338	1.23(f)%	(0.84)(f)%	2.96(f)%	48%
—	17.05	10.86	290	1.21	(0.48)	3.28	99
—	15.38	2.53	27	1.20(f)	(0.18)(f)	5.12(f)	49

(0.16)	15.16	(9.56)	293	1.73(f)	(1.30)(f)	3.45(f)	48
—	16.93	10.37	77	1.71	(0.89)	3.83	99
—	15.34	2.27	20	1.70(f)	(0.70)(f)	5.76(f)	49

(0.22)	15.34	(9.16)	17,571	0.98(f)	(0.59)(f)	2.70(f)	48
—	17.12	11.17	18,798	0.96	(0.04)	3.11	99
—	15.40	2.67	15,365	0.95(f)	0.05(f)	4.24(f)	49

(0.26)	15.37	(9.10)	20	0.73(f)	(0.35)(f)	2.52(f)	48
—	17.17	11.42	22	0.71	0.22	2.93	99
—	15.41	0.39	20	0.77(f)	0.84(f)	7.24(f)	49
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$23.65	$(0.20)	$(2.52)	$(2.72)	$ —	$(2.32)	$(2.32)
Year Ended October 31, 2021	20.54	(0.46)	4.46	4.00	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	—(j)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Class C
Six Months Ended April 30, 2022(Unaudited)	22.75	(0.24)	(2.41)	(2.65)	—	(2.32)	(2.32)
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Class I
Six Months Ended April 30, 2022(Unaudited)	24.08	(0.18)	(2.57)	(2.75)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
SEE NOTES TO FINANCIAL STATEMENTS.
36	J.P. Morgan Specialty Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)	Portfolio turnover rate (including securities sold short)(d)

$18.61	(12.76)%	$ 25,474	2.51(g)(h)%	(1.91)(h)%	2.55(h)%	457%	914%
23.65	19.94	30,516	2.66(i)	(2.08)	2.67	548	1,013
20.54	18.45	20,914	2.28	(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25	—(k)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995
18.13	13.58	49,338	2.42	(1.05)	2.61	493	795

17.78	(12.97)	5,566	3.02(g)(h)	(2.41)(h)	3.05(h)	457	914
22.75	19.37	7,079	3.15(i)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995
17.83	13.00	2,594	2.90	(1.53)	3.11	493	795

19.01	(12.65)	327,760	2.27(g)(h)	(1.67)(h)	2.31(h)	457	914
24.08	20.28	398,771	2.41(i)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995
18.28	13.86	103,091	2.15	(0.81)	2.32	493	795
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class R6
Six Months Ended April 30, 2022(Unaudited)	$24.48	$(0.15)	$(2.62)	$(2.77)	$ —	$(2.32)	$(2.32)
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.78%	1.82%	1.81%	1.79%	1.82%	1.83%
Class C	2.29%	2.31%	2.32%	2.28%	2.32%	2.31%
Class I	1.53%	1.57%	1.57%	1.53%	1.57%	1.56%
Class R6	1.29%	1.31%	1.31%	1.29%	1.32%	1.31%
Expenses without waivers (excluding dividend and interest expense for securities sold short)
Class A	1.82%	1.83%	1.86%	1.90%	1.90%	2.02%
Class C	2.32%	2.32%	2.38%	2.39%	2.40%	2.52%
Class I	1.57%	1.58%	1.61%	1.64%	1.65%	1.73%
Class R6	1.32%	1.32%	1.35%	1.39%	1.38%	1.47%

(g)	Interest expense on securities sold short is 0.11%.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Interest expense on securities sold short is 0.21%.
(j)	Amount rounds to less than $0.005.
(k)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.
38	J.P. Morgan Specialty Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)	Portfolio turnover rate (including securities sold short)(d)

$19.39	(12.52)%	$257,106	2.02(g)(h)%	(1.41)(h)%	2.05(h)%	457%	914%
24.48	20.54	309,288	2.15(i)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
18.44	14.13	6,350	1.90	(0.56)	2.06	493	795
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$12.41	$(0.12)	$(0.22)	$(0.34)	$ —
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Class C
Six Months Ended April 30, 2022(Unaudited)	11.09	(0.13)	(0.20)	(0.33)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Class I
Six Months Ended April 30, 2022(Unaudited)	13.28	(0.11)	(0.24)	(0.35)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	—(j)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.93%	0.93%	1.08%	1.22%	1.22%	1.24%
Class C	1.44%	1.43%	1.60%	1.73%	1.73%	1.72%
Class I	0.67%	0.68%	0.76%	0.96%	0.96%	0.96%
Expenses without waivers (excluding dividend and interest expense for securities sold short)
Class A	1.14%	1.16%	1.46%	1.62%	1.55%	1.53%
Class C	1.65%	1.67%	1.95%	2.09%	2.02%	2.07%
Class I	0.87%	0.89%	1.13%	1.32%	1.25%	1.25%

(g)	Interest expense on securities sold short is 0.09%.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Interest expense on securities sold short is 0.16%.
(j)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.
40	J.P. Morgan Specialty Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)	Portfolio turnover rate (including securities sold short)(d)

$12.07	(2.74)%	$ 19,566	3.01(g)(h)%	(1.89)(h)%	3.22(h)%	58%	130%
12.41	2.72	16,867	2.99(i)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278

10.76	(2.98)	1,128	3.55(g)(h)	(2.42)(h)	3.76(h)	58	130
11.09	2.29	1,211	3.49(i)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278

12.93	(2.64)	103,653	2.75(g)(h)	(1.63)(h)	2.95(h)	58	130
13.28	3.01	74,112	2.74(i)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Specialty Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited)
(Dollar values in thousands)
1.  Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 3 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund	Class A, Class C, Class I and Class R6	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	JPM I	Diversified
The investment objective of JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.
The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A.  Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
42	J.P. Morgan Specialty Funds	April 30, 2022

Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Macro Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$ 799	$ 359	$—	$ 1,158
Building Products	191	—	—	191
Electric Utilities	—	163	—	163
Electronic Equipment, Instruments & Components	—	201	—	201
Insurance	175	236	—	411
Interactive Media & Services	335	—	—	335
Internet & Direct Marketing Retail	316	—	—	316
IT Services	366	—	—	366
Life Sciences Tools & Services	396	—	—	396
Personal Products	193	—	—	193
Pharmaceuticals	230	279	—	509
Semiconductors & Semiconductor Equipment	74	—	—	74
Software	1,206	—	—	1,206
Textiles, Apparel & Luxury Goods	486	248	—	734
Total Common Stocks	4,767	1,486	—	6,253
Foreign Government Securities	—	118	—	118
Options Purchased
Call Options Purchased	1	5	—	6
Put Options Purchased	33	25	—	58
Total Options Purchased	34	30	—	64
Short-Term Investments
Foreign Government Treasury Bills	—	4,209	—	4,209
Investment Companies	3,639	—	—	3,639
Total Short-Term Investments	3,639	4,209	—	7,848
Total Investments in Securities	$8,440	$5,843	$—	$14,283
April 30, 2022	J.P. Morgan Specialty Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$ —	$ 364	$—	$ 364
Futures Contracts	202	—	—	202
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(121)	—	(121)
Futures Contracts	(84)	—	—	(84)
Options Written
Call Options Written	—	—	—	—
Put Options Written	—	(16)	—	(16)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ 118	$ 227	$—	$ 345

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$ 628,776	$—	$—	$ 628,776
Total Liabilities for Securities Sold Short (a)	$(134,059)	$—	$—	$(134,059)

(a)	Please refer to the SOI for specific of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$122,372	$—	$—	$122,372
Total Liabilities for Securities Sold Short (a)	$ (78,963)	$—	$—	$ (78,963)

(a)	Please refer to the SOI for specific of portfolio holdings.
B.  Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C.  Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
44	J.P. Morgan Specialty Funds	April 30, 2022

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the six months ended April 30, 2022.
D.  Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Macro Opportunities Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b)	$2,529	$1,768	$657	$—(c)	$(1)	$3,639	3,639	$3	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.

Opportunistic Equity Long/Short Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$119,946	$1,475,991	$1,341,984	$(75)	$(6)	$253,872	253,821	$145	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.

April 30, 2022	J.P. Morgan Specialty Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Research Market Neutral Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$9,752	$98,675	$69,953	$(7)	$1	$38,468	38,460	$17	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F.  Derivatives  — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
46	J.P. Morgan Specialty Funds	April 30, 2022

Notes F(1) - F(3) below describe the various derivatives used by the Funds.
(1) Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold ("wrote") put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps ("swaptions") to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds' exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds' over-the-counter ("OTC") options are subject to master netting agreements.
The Funds may be required to post or receive collateral for OTC options. Cash collateral posted by the Funds is considered restricted.
(2) Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index, interest rate and treasury futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
April 30, 2022	J.P. Morgan Specialty Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Summary of Derivatives Information —The following tables present the value of derivatives held as of April 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Macro Opportunities Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$ 172
Purchased Options at Market Value	39
Unrealized Depreciation on Futures Contracts *	(55)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	364
Purchased Options at Market Value	25
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(121)
Written Options at Market Value	(16)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	30
Unrealized Depreciation on Futures Contracts *	(29)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	118
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	243
Purchased Options at Market Value	64
Written Options at Market Value	(16)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents Macro Opportunities Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2022:
48	J.P. Morgan Specialty Funds	April 30, 2022

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$ 32	$ (1)	$—	$ 31
Goldman Sachs International	354	(68)	—	286
HSBC Bank, NA	3	(3)	—	—
	$389	$(72)	$—	$317

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivative Available for Offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$ 1	$ —	$—	$ 1
BNP Paribas	1	(1)	—	—
Citibank, NA	26	—	—	26
Goldman Sachs International	68	(68)	—	—
HSBC Bank, NA	19	(3)	—	16
Merrill Lynch International	18	—	—	18
Standard Chartered Bank	3	—	—	3
State Street Corp.	1	—	—	1
	$137	$(72)	$—	$65

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended April 30, 2022, by primary underlying risk exposure:
	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$ 289	$ —	$(485)
Purchased Options	(100)	(72)	—
Written Options	16	—	—
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	353	—	—
Purchased Options	(27)	—	—
Written Options	15	—	—
Interest Rate Risk Exposure:
Futures Contracts	(100)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	198	—	7
Purchased Options	32	(21)	—
April 30, 2022	J.P. Morgan Specialty Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$ 170	$ —	$ —
Purchased Options	(28)	—	—
Written Options	16	—	—
Interest Rate Risk Exposure:
Futures Contracts	9	—	—
Derivatives Volume
The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the six months ended April 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$ 3,711	$ —	$4,574
Average Notional Balance Short	(4,819)	—	(131)
Ending Notional Balance Long	2,682	—	—
Ending Notional Balance Short	(4,716)	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(4,952)	—	—
Average Settlement Value Sold	12,435	—	—
Ending Settlement Value Purchased	(4,994)	—	—
Ending Settlement Value Sold	13,777	—	—
Exchange-Traded Options:
Average Number of Contracts Purchased	128	82	—
Average Number of Contracts Written	(2)	—	—
Ending Number of Contracts Purchased	37	—	—
OTC Options:
Average Number of Contracts Purchased	2,111,429	—	—
Average Number of Contracts Written	(1,469,429)	—	—
Ending Number of Contracts Purchased	4,714,000	—	—
Ending Number of Contracts Written	(4,714,000)	—	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options and non-deliverable forward foreign currency exchange contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.
The Funds' derivatives contracts held at April 30, 2022 are not accounted for as hedging instruments under GAAP.
G.  Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.
The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds' custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities
50	J.P. Morgan Specialty Funds	April 30, 2022

(calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.
As of April 30, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.
H.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I.  Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Macro Opportunities Fund
Transfer agency fees	$—(a)	$—(a)	$—(a)	$ —(a)	$ —(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1	—(a)	9	—(a)	10
Research Market Neutral Fund
Transfer agency fees	1	—(a)	2	n/a	3

(a)	Amount rounds to less than one thousand.
April 30, 2022	J.P. Morgan Specialty Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
J.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2022, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund's and Research Market Neutral Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund's Federal tax return since inception will be subject to examination by the Internal Revenue Service.
K.  Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L.  Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3.  Fees and Other Transactions with Affiliates
A.  Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:
Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B.  Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2022, the effective annualized rate for the Funds was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Macro Opportunities Fund	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75
52	J.P. Morgan Specialty Funds	April 30, 2022

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Macro Opportunities Fund	$—(a)	$—
Opportunistic Equity Long/Short Fund	2	—
Research Market Neutral Fund	—(a)	—

(a)	Amount rounds to less than one thousand.
D.  Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Macro Opportunities Fund	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F.  Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Macro Opportunities Fund	1.20%	1.70%	0.95%	0.70%
Opportunistic Equity Long/Short Fund	1.85	2.35	1.60	1.35
Research Market Neutral Fund	0.95	1.45	0.69	n/a
The expense limitation agreements were in effect for the six months ended April 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.
April 30, 2022	J.P. Morgan Specialty Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
For the six months ended April 30, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Macro Opportunities Fund	$56	$ 7	$—(a)	$ 63	$95
Research Market Neutral Fund	63	37	3	103	—

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2022 were as follows:
Macro Opportunities Fund	$ 1
Opportunistic Equity Long/Short Fund	119
Research Market Neutral Fund	11
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through April 30, 2022 the amount of these waivers were as follows:
Opportunistic Equity Long/Short Fund	1
Research Market Neutral Fund	1
G.  Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2022, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4.  Investment Transactions
During the six months ended April 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$ 4,290	$ 5,642	$ —	$ —
Opportunistic Equity Long/Short Fund	2,298,155	2,459,635	2,323,122	2,300,548
Research Market Neutral Fund	60,833	50,642	66,945	53,812
During the six months ended April 30, 2022, there were no purchases or sales of U.S. Government securities.
54	J.P. Morgan Specialty Funds	April 30, 2022

5.  Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$ 14,012	$ 1,431	$ 815	$ 616
Opportunistic Equity Long/Short Fund *	492,004	18,252	15,539	2,713
Research Market Neutral Fund *	27,353	23,556	7,500	16,056

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Macro Opportunities Fund	$ —	$132
Research Market Neutral Fund	29,216*	—

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Late year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2021, the following Fund deferred to November 1, 2021 the following late year ordinary loss of:

Late Year Ordinary Loss Deferral
Research Market Neutral Fund	$1,186
During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Macro Opportunities Fund	$ —	$274
Research Market Neutral Fund	2,164	—
6.  Borrowings
The Funds rely  upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2022.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2022.
April 30, 2022	J.P. Morgan Specialty Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which was decreased from 1.25% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2022.
7.  Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	85.4%	—	—%
Opportunistic Equity Long/Short Fund	—	—	4	70.9
Research Market Neutral Fund	—	—	3	47.1
Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.
Macro Opportunities Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of April 30, 2022, a significant portion of the investments of Macro Opportunities Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
As of April 30, 2022, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
Macro Opportunities Fund
Germany	14.2%
Japan	16.6
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the
56	J.P. Morgan Specialty Funds	April 30, 2022

derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.
As of April 30, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
April 30, 2022	J.P. Morgan Specialty Funds	57

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2021, and continued to hold your shares at the end of the reporting period, April 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$ 907.00	$ 5.82	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	904.40	8.17	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	908.40	4.64	0.98
Hypothetical	1,000.00	1,019.94	4.91	0.98
Class R6
Actual	1,000.00	909.00	3.46	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	1,000.00	872.40	11.65	2.51
Hypothetical	1,000.00	1,012.35	12.52	2.51
Class C
Actual	1,000.00	870.30	14.00	3.02
Hypothetical	1,000.00	1,009.82	15.05	3.02
Class I
Actual	1,000.00	873.50	10.54	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Class R6
Actual	1,000.00	874.80	9.39	2.02
Hypothetical	1,000.00	1,014.78	10.09	2.02
58	J.P. Morgan Specialty Funds	April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Research Market Neutral Fund
Class A
Actual	$1,000.00	$ 972.60	$14.72	3.01%
Hypothetical	1,000.00	1,009.87	15.00	3.01
Class C
Actual	1,000.00	970.20	17.34	3.55
Hypothetical	1,000.00	1,007.19	17.67	3.55
Class I
Actual	1,000.00	973.60	13.46	2.75
Hypothetical	1,000.00	1,011.16	13.71	2.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
April 30, 2022	J.P. Morgan Specialty Funds	59

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
60	J.P. Morgan Specialty Funds	April 30, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. April 2022.	SAN-SPEC-422

Semi-Annual Report
J.P. Morgan International Equity Funds
April 30, 2022 (Unaudited)
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund
JPMorgan International Research Enhanced Equity Fund
JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 21, 2022, 2022(Unaudited)
Dear Shareholders,

“The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification.”
— Andrea L. Lisher

Global economic growth has been hindered by accelerating inflation, the conflict in Ukraine and regional surges in pandemic infections. While equity markets largely rallied in the final months of 2021 and continued to outperform bond markets, a more hawkish U.S. Federal Reserve (the “Fed”) and Russia’s invasion of Ukraine in late February 2022 set off a cascade of weakening investor sentiment.
In the U.S., continued job growth, strong consumer spending and resilient corporate earnings in the first quarter of 2022 helped to offset a contraction in real economic growth. Meanwhile, in response to the highest levels of inflation in nearly 40 years, the Fed raised its benchmark interest rate in March 2022 for the first time since 2018 and then raised it again in both May and June.
Elsewhere, the Bank of England has raised interest rates multiple times since the start of 2022 and the European Central Bank has signaled it is poised to raise interest rates in July 2022, which would mark the first rate increase in the European Union in 11 years.
Meanwhile, emerging markets generally struggled during the six months ended April 30, 2022 as rising prices for energy and food weighed on economic growth. Additionally, a pandemic resurgence in China in early 2022 led to strict lockdowns in several large cities, which hurt manufacturing and other economic activity and had a spillover effect on other emerging market economies.
The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,
Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

April 30, 2022	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2022 (Unaudited)
While developed market equities rallied in the final months of 2021, a resurgence in the pandemic, surging inflation and Russia’s invasion of Ukraine in late February 2022 dented the global economic outlook and erased equity market gains for the six month period. Overall, both global equity and fixed income markets largely generated negative returns for the period, with emerging markets largely underperforming developed markets.
U.S. equity prices largely maintained upward momentum in the final months of 2021 amid low interest rates, a boom in household wealth and record corporate earnings and revenues. However, investor concerns about the emergence of the Omicron variant of COVID-19 and surging inflationary pressure fueled market volatility in 2022 and Russia’s military build-up and invasion of Ukraine in February 2022 put further pressure on U.S. equity prices.
In mid-March 2022, the U.S. Federal Reserve followed through on its stated plan and raised interest rates for the first time since December 2018, and pledged to raise rates six more times in 2022. While U.S. equity prices rebounded somewhat for the month, both equity and bond markets slumped in April as negotiations to end the Ukraine conflict failed and global supply-chain disruptions increased. Notably, the U.S. dollar strengthened against other major currencies in early 2022, which provided a significant drag on both the domestic economy and corporate earnings. However, job growth in the U.S. continued throughout the six month period.
European and U.K. equities largely ended 2021 with gains but the reimposition of social restrictions in response to the spread of Omicron and the outbreak of fighting in Ukraine weighed on financial markets in early 2022. While initial multilateral trade and financial sanctions against Russia excluded its energy sector, prices for natural gas and petroleum rose sharply across Europe and the potential disruption of energy supplies hurt investor sentiment.
Unemployment in both the Euro area and the U.K. had fallen to near multi-decade lows by the end of April 2022 but consumer sentiment across both regions tumbled lower in 2022. During the six month period, the European Central Bank maintained its ultra-low interest rate policy, while the Bank of England raised rates three times during the period amid the highest annual inflation rate in 30 years.
Within emerging markets, both equities and bonds underperformed throughout the six month period. China proved be the largest drag on emerging markets during the period as investor concerns about tighter regulatory scrutiny of large technology companies in 2021 gave way to strict lockdowns in several large cities amid a resurgence in COVID-19 infections throughout the country. The expected slowdown in China’s economy, and in its manufacturing sector in particular, weighed down financial markets in its emerging market trading partners. Rising prices for energy and a range of other commodities also raised investor concerns about economic growth across emerging market nations, particularly net importers of  petroleum and natural gas. Additionally, the prospect of rising U.S. interest rates weighed on emerging market bond prices.
The S&P 500 Index returned -9.65%, the MSCI EAFE Index returned -11.58% and the MSCI Emerging Markets Index returned -14.04% for the six months ended April 30, 2022.
2	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(26.17)%
MSCI Emerging Markets Index (net total return)	(14.15)%
Net Assets as of 4/30/2022 (In Thousands)	$9,678,228
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s security selection in the financials and information technology sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy sector was the sole sector contributor to relative performance.
By country, the Fund’s security selections in China and Taiwan were leading detractors from relative performance, while the Fund’s underweight position in Russia and overweight position in Indonesia were leading contributors to relative performance. By the end of the period, the Fund had no holdings in Russia.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd., EPAM Systems Inc. and Delivery Hero SE. Shares of Sea, a Singapore internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, fell after the company withdrew its earnings forecasts due to uncertainty and business disruptions stemming from the military conflict in Ukraine.
Shares of Delivery Hero, a German food ordering and delivery service, fell after the company forecast breakeven results for its food delivery business in the first half of 2022.
Leading individual contributors to relative performance included the Fund’s underweight positions in Gazprom PJSC and PJSC Lukoil and its overweight position Bank Rakyat Indonesia PT. Shares of both Gazprom and Lukoil, Russian natural gas and petroleum producers, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine. Shares of Bank Rakyat, an Indonesian financial services provider, rose amid strong commodity exports and consumer demand in Indonesia.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the information technology and consumer staples sectors and its largest relative underweight allocations were in the materials and energy sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in Hong Kong and India and its largest relative underweight allocations were in South Korea and Taiwan.

April 30, 2022	J.P. Morgan International Equity Funds	3

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	8.0%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.4
3.	Tencent Holdings Ltd. (China)	4.8
4.	Tata Consultancy Services Ltd. (India)	3.3
5.	MercadoLibre, Inc. (Brazil)	3.0
6.	Housing Development Finance Corp. Ltd. (India)	3.0
7.	Reliance Industries Ltd. (India)	2.8
8.	JD.com, Inc., Class A (China)	2.6
9.	AIA Group Ltd. (Hong Kong)	2.6
10.	NetEase, Inc. (China)	2.5

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
China	30.5%
India	21.9
Taiwan	11.5
South Korea	8.1
Brazil	5.7
Hong Kong	4.9
Indonesia	4.4
Mexico	3.1
United States	2.0
South Africa	1.5
United Kingdom	1.1
Others (each less than 1.0%)	2.5
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
4	J.P. Morgan International Equity Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		(30.18)%	(33.58)%	3.75%	2.85%
Without Sales Charge		(26.30)	(29.90)	4.87	3.40
CLASS C SHARES	February 28, 2006
With CDSC ***		(27.47)	(31.25)	4.36	2.99
Without CDSC		(26.47)	(30.25)	4.36	2.99
Class I SHARES	September 10, 2001	(26.18)	(29.71)	5.15	3.66
Class L SHARES	November 15, 1993	(26.17)	(29.65)	5.26	3.79
Class R2 SHARES	July 31, 2017	(26.41)	(30.12)	4.57	3.22
Class R3 SHARES	July 31, 2017	(26.29)	(29.91)	4.84	3.38
Class R4 SHARES	July 31, 2017	(26.22)	(29.76)	5.09	3.63
Class R5 SHARES	September 9, 2016	(26.15)	(29.63)	5.26	3.80
Class R6 SHARES	December 23, 2013	(26.14)	(29.58)	5.36	3.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

April 30, 2022	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
6	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	(15.89)%
MSCI Emerging Markets Index (net total return)	(14.15)%
Net Assets as of 4/30/2022 (In Thousands)	$2,946,092
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares underperformed the MSCI Emerging Markets Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
By sector, the Fund’s security selection in the financials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and communication services sectors was a leading contributor to relative performance.
By country, the Fund’s security selections in India and Taiwan were leading detractors from relative performance, while the Fund’s overweight position in Russia early in the period and its overweight position in Mexico were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in PJSC Sberbank, PJSC Lukoil and X5 Retail Group. Shares of Sberbank, a Russian bank and financial services provider, Lukoil, a Russian natural gas and petroleum producer and X5 Retail Group, a Russian food retailer, all fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine.
Leading individual contributors to relative performance included the Fund’s underweight positions in Yandex NV and PAO Novatek and its overweight position in Alinma Bank.
Shares of Yandex, a Dutch e-commerce and taxi service provider not held in the Fund, fell amid investor concerns about its larger exposure to Russia and the potential impact of multilateral sanctions on its business. Shares of Novatek, a Russian natural gas and petroleum producer, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine. Shares of Alinma, a Saudi Arabian bank, rose amid investor expectations that rising global energy prices would benefit the broader Saudi Arabian economy.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the energy and consumer staples sectors and its largest underweight allocations were in the communication services and utilities sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and Hong Kong and its largest relative underweight allocations were in China and India.

April 30, 2022	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.8%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.5
3.	Tencent Holdings Ltd. (China)	4.2
4.	Alibaba Group Holding Ltd. (China)	2.9
5.	Reliance Industries Ltd. (India)	1.8
6.	Meituan (China)(a)	1.4
7.	China Construction Bank Corp., Class H (China)	1.2
8.	Infosys Ltd., ADR (India)	1.2
9.	JD.com, Inc., Class A (China)	1.2
10.	Vale SA, ADR (Brazil)	1.2

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
China	30.2%
Taiwan	14.6
South Korea	13.2
India	12.7
Brazil	6.1
Saudi Arabia	4.2
South Africa	4.2
Mexico	2.9
Thailand	2.1
Indonesia	1.8
Malaysia	1.2
Others (each less than 1.0%)	4.8
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
8	J.P. Morgan International Equity Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
Class I SHARES	January 30, 2019	(15.95)%	(20.37)%	5.42%
Class R6 SHARES	December 11, 2018	(15.89)	(20.26)	5.54

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable, The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

April 30, 2022	J.P. Morgan International Equity Funds	9

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(14.34)%
MSCI Europe Index (net total return)	(11.73)%
Net Assets as of 4/30/2022 (In Thousands)	$606,542
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
Relative to the Benchmark, the Fund’s security selection in the industrials sector and its underweight position in the health care sector were leading detractors from performance, while the Fund’s security selection in the information technology and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC and AstraZeneca PLC and its out-of-Benchmark position in Eckert & Ziegler Strahlen -und Medizintechnik AG. Shares of Shell, a U.K. integrated petroleum and natural gas company not held in the Fund, rose amid rising global energy prices. Shares of AstraZeneca, a U.K. pharmaceuticals company, rose amid investor expectations for regulator approval of the company’s treatment for Covid-19 and its variants. Shares of Eckert & Ziegler, a German, medical radiation therapies developer, fell as investors sold the stock following runup in the share price in 2021.
Leading individual contributors to relative performance included the Fund’s overweight positions in BP PLC and Equinor ASA, and its underweight position in ASML Holding NV. Shares of BP, a U.K. integrated petroleum and natural gas company, rose amid rising global energy prices. Shares of Equinor, a Norwegian petroleum and natural gas producer, rose amid rising global energy prices. Shares of ASML Holding, a Dutch semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the fourth quarter of 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	Novo Nordisk A/S, Class B (Denmark)	3.7
3.	Roche Holding AG (Switzerland)	3.7
4.	TotalEnergies SE (France)	2.9
5.	BP plc (United Kingdom)	2.8
6.	Novartis AG (Registered) (Switzerland)	2.8
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.4
8.	Koninklijke Ahold Delhaize NV (Netherlands)	2.2
9.	Allianz SE (Registered) (Germany)	2.1
10.	Diageo plc (United Kingdom)	2.0

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.2%
Switzerland	16.1
France	15.0
Germany	14.2
Denmark	7.2
Netherlands	5.8
Finland	3.2
United States	2.2
Australia	2.0
Ireland	1.4
Norway	1.3
Spain	1.2
Italy	1.1
Austria	1.0
Luxembourg	0.9
Short-Term Investments	9.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan International Equity Funds	April 30, 2022

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan International Equity Funds	11

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge **		(18.83)%	(15.94)%	1.75%	5.31%
Without Sales Charge		(14.34)	(11.29)	2.85	5.88
CLASS C SHARES	November 1, 1998
With CDSC ***		(15.58)	(12.73)	2.34	5.45
Without CDSC		(14.58)	(11.73)	2.34	5.45
Class I SHARES	September 10, 2001	(14.22)	(11.03)	3.12	6.16
Class L SHARES	September 10, 2001	(14.19)	(10.93)	3.24	6.34
Class R6 SHARES	October 1, 2018	(14.13)	(10.83)	3.32	6.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(16.85)%
MSCI EAFE Index (net total return)	(11.80)%
Net Assets as of 4/30/2022 (In Thousands)	$4,483,386
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s security selections in the health care and communication services sectors were leading detractors from relative performance, while the Fund’s security selections in the materials and utilities sectors were leading contributors to relative performance.
By region, the Fund’s security selection in Japan and the Pacific, excluding Japan, were leading detractors from relative performance, while the Fund’s underweight position in the U.K. and its out-of-Benchmark position in emerging markets were the smallest detractors from relative performance and no sectors made a positive contribution to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Delivery Hero SE and Keyence Corp. Shares of Sea, a Singapore internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Delivery Hero, a German food ordering service, fell after the company forecast breakeven results for its food delivery business in the first half of 2022. Shares of Keyence, a Japanese automation technology provider, fell amid investor concerns about the impact of a slowing global economy and China’s pandemic lockdowns during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in BHP Group Ltd., Anglo American PLC and DBS Group Holdings Ltd. Shares of both BHP Group, an Australian mining and metals company, and Anglo American PLC, a U.K. mining and metals company, rose amid surging global prices for commodities. Shares of DBS Group Holdings, a Singapore financial services provider, rose amid consecutive quarters of better-than-expected earnings during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

April 30, 2022	J.P. Morgan International Equity Funds	13

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.0%
2.	Roche Holding AG (Switzerland)	3.3
3.	TotalEnergies SE (France)	3.3
4.	Novo Nordisk A/S, Class B (Denmark)	2.7
5.	BHP Group Ltd. (Australia)	2.5
6.	Diageo plc (United Kingdom)	2.4
7.	ASML Holding NV (Netherlands)	2.3
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.2
9.	DBS Group Holdings Ltd. (Singapore)	2.0
10.	Shell plc (Netherlands)	1.9

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
France	14.9%
Japan	11.8
Switzerland	10.1
United Kingdom	9.9
Germany	8.3
Denmark	5.7
Netherlands	5.6
United States	4.1
Sweden	3.6
Hong Kong	3.4
Australia	2.5
Spain	2.0
Singapore	2.0
South Korea	1.7
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
South Africa	1.5%
Taiwan	1.3
Belgium	1.3
Others (each less than 1.0%)	3.1
Short-Term Investments	7.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
14	J.P. Morgan International Equity Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		(21.34)%	(17.40)%	3.32%	4.21%
Without Sales Charge		(16.98)	(12.83)	4.43	4.78
CLASS C SHARES	January 31, 2003
With CDSC ***		(18.16)	(14.25)	3.92	4.35
Without CDSC		(17.16)	(13.25)	3.92	4.35
Class I SHARES	January 1, 1997	(16.85)	(12.60)	4.72	5.04
Class R2 SHARES	November 3, 2008	(17.06)	(13.06)	4.14	4.49
Class R5 SHARES	May 15, 2006	(16.83)	(12.52)	4.82	5.20
Class R6 SHARES	November 30, 2010	(16.77)	(12.41)	4.93	5.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan International Equity Funds	15

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(16.59)%
MSCI ACWI ex USA Index (net total return)	(11.87)%
Net Assets as of 4/30/2022 (In Thousands)	$1,406,947
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s security selection in the communication services and financials sectors was a leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer staples sectors was a leading contributor to relative performance.
By region, the Fund’s security selections in the Pacific, excluding Japan, and in emerging markets were leading detractors from relative performance, while the Fund’s overweight position in the U.K. was the sole regional contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., PJSC Sberbank and Delivery Hero SE. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Sberbank, a Russian bank and financial services provider, fell after multilateral financial sanctions were imposed on Russia in response to its February 2022 invasion of Ukraine. Shares of Delivery Hero, a German food ordering service, fell after the company forecast breakeven results for its food delivery business in the first half of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in BHP Group Ltd., Anglo American PLC and Shell PLC. Shares of both BHP Group, an Australian mining and metals company, and Anglo American PLC, a U.K. mining and metals company, rose amid surging global prices for commodities. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid rising global energy prices.

16	J.P. Morgan International Equity Funds	April 30, 2022

HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.8%
2.	Shell plc (Netherlands)	4.0
3.	Novo Nordisk A/S, Class B (Denmark)	3.9
4.	Samsung Electronics Co. Ltd. (South Korea)	3.8
5.	Diageo plc (United Kingdom)	3.6
6.	BHP Group Ltd. (Australia)	3.5
7.	Roche Holding AG (Switzerland)	3.2
8.	Anglo American plc (South Africa)	3.2
9.	Toronto-Dominion Bank (The) (Canada)	3.1
10.	AIA Group Ltd. (Hong Kong)	2.9

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Switzerland	11.2%
United Kingdom	9.9
France	9.8
Netherlands	7.4
Canada	5.7
Germany	5.4
Denmark	5.3
Hong Kong	4.9
Japan	4.7
South Korea	4.5
Australia	3.5
United States	3.3
Taiwan	3.3
South Africa	3.2
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Singapore	2.7%
China	2.4
India	2.4
Spain	2.2
Belgium	2.1
Indonesia	1.9
Sweden	1.4
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan International Equity Funds	17

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge **		(21.10)%	(19.86)%	3.62%	5.06%
Without Sales Charge		(16.72)	(15.43)	4.74	5.63
CLASS C SHARES	November 30, 2011
With CDSC ***		(17.91)	(16.82)	4.22	5.20
Without CDSC		(16.91)	(15.82)	4.22	5.20
Class I SHARES	November 30, 2011	(16.59)	(15.20)	5.02	5.92
Class R2 SHARES	November 30, 2011	(16.83)	(15.68)	4.43	5.34
Class R5 SHARES	November 30, 2011	(16.57)	(15.11)	5.12	6.06
Class R6 SHARES	November 30, 2011	(16.50)	(15.01)	5.22	6.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on November 30, 2011.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S.. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.08)%
MSCI EAFE Index (net total return)	(11.80)%
ICE BofAML 3-Month US Treasury Bill Index	0.07%
Net Assets as of 4/30/2022 (In Thousands)	$171,223
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2022. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 58% of the Benchmark’s volatility.
The Fund’s security selection in the communication services and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight positions in the materials and energy sectors were leading detractors from relative performance.
By country, the Fund’s security selection in Switzerland and Singapore was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the U.K. and its security selection in Italy were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Sea Ltd. and its overweight positions in Rio Tinto PLC and RWE AG. Shares of
Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company to about 19% from 21%. Shares of Rio Tinto, a U.K. mining and metals company, rose after the company forecast growth in iron ore shipments in the second half of 2022. Shares of RWE, a German electric utility, rose amid rising energy prices across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in Ryochin Keikaku Co. and Infineon Technologies AG and its underweight position in Glencore PLC. Shares of Ryochin Keikaku, an apparel and household goods retailer operating under the Muji brand, fell after the company reported lower-than-expected earnings amid increased pandemic-related expenses and lower sales in Japan and China. Shares of Infineon Technologies, a semiconductor manufacturer, fell amid slowing demand from the automotive subsector. Shares of Glencore, a U.K. mining and minerals company not held in the Fund, rose amid surging global commodities prices.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase

April 30, 2022	J.P. Morgan International Equity Funds	19

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
their earnings faster than their industry peers.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	MSCI EAFE E-Mini Index 6/17/2022 at USD 2,015.00, European Style	3.6%
2.	Nestle SA (Registered) (Switzerland)	2.8
3.	Roche Holding AG (Switzerland)	2.4
4.	ASML Holding NV (Netherlands)	2.0
5.	Novo Nordisk A/S, Class B (Denmark)	1.9
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
7.	Novartis AG (Registered) (Switzerland)	1.7
8.	AstraZeneca plc (United Kingdom)	1.6
9.	Diageo plc (United Kingdom)	1.4
10.	Allianz SE (Registered) (Germany)	1.3

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	20.9%
United Kingdom	12.8
Switzerland	10.9
France	10.7
Germany	8.7
Australia	6.1
Netherlands	5.9
United States	5.4
Denmark	3.2
Spain	2.7
Hong Kong	2.4
Sweden	1.9
Others (each less than 1.0%)	3.9
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
20	J.P. Morgan International Equity Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge **		(14.88)%	(10.37)%	(0.61)%
Without Sales Charge		(10.15)	(5.40)	1.11
CLASS C SHARES	March 15, 2019
With CDSC ***		(11.38)	(6.87)	0.60
Without CDSC		(10.38)	(5.87)	0.60
Class I SHARES	March 15, 2019	(10.08)	(5.18)	1.36
Class R5 SHARES	March 15, 2019	(9.97)	(5.01)	1.52
Class R6 SHARES	March 15, 2019	(9.99)	(4.98)	1.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/22/19 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE
BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a

April 30, 2022	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
22	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.16)%
MSCI EAFE Index (net total return)	(11.80)%
Net Assets as of 4/30/2022 (In Thousands)	$5,523,040
INVESTMENT OBJECTIVE**
The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s underweight positions in the materials and energy sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors were leading contributors to relative performance.
By region, the Fund’s security selection in the U.K. was the sole regional detractor from performance relative to the Benchmark, while the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to relative performance.
Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.
HOW WAS THE FUND POSITIONED?
Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took overweight positions in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.9%
2.	Roche Holding AG (Switzerland)	2.5
3.	ASML Holding NV (Netherlands)	2.0
4.	Novo Nordisk A/S, Class B (Denmark)	2.0
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.8
6.	Novartis AG (Registered) (Switzerland)	1.7
7.	AstraZeneca plc (United Kingdom)	1.6
8.	Diageo plc (United Kingdom)	1.4
9.	BP plc (United Kingdom)	1.3
10.	Allianz SE (Registered) (Germany)	1.3

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	19.0%
United Kingdom	13.6
Switzerland	11.4
France	11.4
Germany	9.1
Netherlands	6.3
Australia	5.8
Denmark	3.4
Spain	2.7
Hong Kong	2.2
Sweden	1.9
United States	1.9
Others (each less than 1.0%)	4.0
Short-Term Investments	7.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2022	J.P. Morgan International Equity Funds	23

JPMorgan International Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge **		(16.83)%	(12.46)%	2.48%	4.74%
Without Sales Charge		(12.21)	(7.61)	3.60	5.31
Class I SHARES	October 28, 1992	(12.16)	(7.45)	3.83	5.57
Class R6 SHARES	November 1, 2017	(12.14)	(7.36)	3.93	5.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.
Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(7.92)%
MSCI EAFE Value Index (net total return)	(5.14)%
Net Assets as of 4/30/2022 (In Thousands)	$387,700
INVESTMENT OBJECTIVE**
The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight positions in the information technology and real estate sectors were leading detractors from relative performance.
By region, the Fund’s security selection in the U.K. and Europe was a leading detractor from relative performance, while the Fund’s security selection in Japan was the sole regional contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC, British American Tobacco PLC and AstraZeneca PLC. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid rising global energy prices. Shares of British American Tobacco, a U.K. tobacco products maker not held in the Fund, rose amid the company’s efforts to enter the retail market for cannabis products. Shares of AstraZeneca, a U.K. pharmaceuticals company not held in the Fund, rose amid investor expectations of regulatory approvals of the company’s treatment for Covid-19 and its variants.
Leading individual contributors to relative performance included the Fund’s underweight  positions in SAP SE, BASF AG and SoftBank Group Corp. Shares of SAP, a German software and services company not held in the Fund, fell amid a sell-off in the broader European information technology sector. Shares of BASF, a German chemicals and materials manufacturer not held in the Fund, fell after the company forecast lower-than-expected sales and revenue in 2022. Shares of SoftBank Group, a Japanese technology sector holding company not held in the Fund, fell amid investor concerns about the company’s exposure to technology businesses in China.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the financials and consumer discretionary sectors, while the largest underweight positions were in the

April 30, 2022	J.P. Morgan International Equity Funds	25

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
consumer staples and utilities sectors.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	2.8%
2.	Novartis AG (Registered) (Switzerland)	2.4
3.	Toyota Motor Corp. (Japan)	2.3
4.	BHP Group Ltd. (Australia)	2.2
5.	TotalEnergies SE (France)	1.7
6.	HSBC Holdings plc (United Kingdom)	1.6
7.	GlaxoSmithKline plc	1.5
8.	BP plc (United Kingdom)	1.4
9.	Siemens AG (Registered) (Germany)	1.2
10.	Allianz SE (Registered) (Germany)	1.2

PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	20.1%
United Kingdom	13.6
Germany	9.4
Australia	8.1
France	7.7
Switzerland	5.9
Netherlands	5.8
Italy	3.2
Spain	3.1
Sweden	2.6
Norway	2.4
United States	2.3
Denmark	1.6
Finland	1.5
PORTFOLIO COMPOSTION BY COUNTRY AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Singapore	1.4%
Austria	1.3
Hong Kong	1.0
Others (each less than 1.0%)	2.7
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
26	J.P. Morgan International Equity Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		(12.90)%	(9.86)%	0.46%	2.46%
Without Sales Charge		(8.05)	(4.87)	1.55	3.02
CLASS C SHARES	July 11, 2006
With CDSC ***		(9.34)	(6.36)	1.03	2.61
Without CDSC		(8.34)	(5.36)	1.03	2.61
Class I SHARES	September 10, 2001	(7.97)	(4.66)	1.81	3.29
Class L SHARES	November 4, 1993	(7.92)	(4.53)	1.92	3.42
Class R2 SHARES	November 3, 2008	(8.22)	(5.13)	1.25	2.74
Class R5 SHARES	September 9, 2016	(7.85)	(4.50)	1.92	3.42
Class R6 SHARES	November 30, 2010	(7.93)	(4.44)	2.02	3.53

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net total return) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan International Equity Funds	27

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%
Brazil — 5.7%
B3 SA - Brasil Bolsa Balcao	36,160	97,275
Magazine Luiza SA *	35,416	35,388
MercadoLibre, Inc. *	290	282,412
Raia Drogasil SA	12,592	53,284
XP, Inc., Class A *	3,372	82,972
		551,331
China — 30.5%
Alibaba Group Holding Ltd. *	2,185	26,658
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	14,621	99,270
Budweiser Brewing Co. APAC Ltd. (a)	36,765	91,478
Dada Nexus Ltd., ADR *	3,482	26,570
Foshan Haitian Flavouring & Food Co. Ltd., Class A	10,770	131,311
JD.com, Inc., ADR *	1,020	62,922
JD.com, Inc., Class A *	7,921	246,959
Jiangsu Hengli Hydraulic Co. Ltd., Class A	14,368	98,604
KE Holdings, Inc., ADR *	3,440	48,775
Kingdee International Software Group Co. Ltd. *	33,349	68,052
Meituan * (a)	7,797	167,056
Midea Group Co. Ltd., Class A	3,256	27,705
NetEase, Inc.	12,341	236,401
Pharmaron Beijing Co. Ltd., Class A	5,886	110,397
Ping An Bank Co. Ltd., Class A	24,427	55,982
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,917	89,874
Shenzhou International Group Holdings Ltd.	8,462	114,817
Sichuan Swellfun Co. Ltd., Class A	1,990	20,973
Silergy Corp.	1,455	129,542
Sunny Optical Technology Group Co. Ltd.	6,003	87,494
Tencent Holdings Ltd.	9,578	451,358
Wanhua Chemical Group Co. Ltd., Class A	8,751	101,801
Wuliangye Yibin Co. Ltd., Class A	2,814	68,187
Wuxi Biologics Cayman, Inc. * (a)	19,748	145,760
Xinyi Solar Holdings Ltd.	90,630	134,715
Yum China Holdings, Inc.	2,605	108,882
		2,951,543
Hong Kong — 4.9%
AIA Group Ltd.	24,585	241,514
Hong Kong Exchanges & Clearing Ltd.	1,598	67,802
Techtronic Industries Co. Ltd.	1,220	16,254
Techtronic Industries Co. Ltd.	11,206	149,579
		475,149
INVESTMENTS	SHARES (000)	VALUE ($000)

India — 21.9%
Apollo Hospitals Enterprise Ltd.	1,562	90,468
Asian Paints Ltd.	2,104	88,691
Britannia Industries Ltd.	1,516	64,701
HDFC Bank Ltd.	13,065	234,234
HDFC Bank Ltd., ADR	2,799	154,522
HDFC Life Insurance Co. Ltd. (a)	16,679	126,468
Hindustan Unilever Ltd.	5,256	152,715
Housing Development Finance Corp. Ltd.	9,711	280,190
Infosys Ltd.	3,073	62,281
Infosys Ltd., ADR	6,857	136,239
Kotak Mahindra Bank Ltd.	6,895	159,883
Reliance Industries Ltd.	7,350	266,303
Tata Consultancy Services Ltd.	6,652	306,584
		2,123,279
Indonesia — 4.4%
Bank Central Asia Tbk. PT	366,933	205,802
Bank Rakyat Indonesia Persero Tbk. PT	655,689	218,467
		424,269
Macau — 0.5%
Sands China Ltd. *	22,195	48,921
Mexico — 3.1%
Grupo Financiero Banorte SAB de CV, Class O	17,815	117,418
Wal-Mart de Mexico SAB de CV	52,447	185,898
		303,316
Panama — 0.7%
Copa Holdings SA, Class A *	879	66,264
Poland — 0.4%
Allegro.eu SA * (a)	6,701	34,466
Portugal — 0.9%
Jeronimo Martins SGPS SA	4,290	89,295
South Africa — 1.5%
Bid Corp. Ltd.	3,452	72,233
Capitec Bank Holdings Ltd.	525	73,285
		145,518
South Korea — 8.2%
Delivery Hero SE * (a) (b)	1,063	37,355
LG Chem Ltd.	225	92,259
NCSoft Corp.	162	53,683
Samsung Electronics Co. Ltd.	11,386	606,785
		790,082

SEE NOTES TO FINANCIAL STATEMENTS.
28	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 11.5%
Chailease Holding Co. Ltd.	16,230	128,975
Delta Electronics, Inc.	9,230	77,048
Realtek Semiconductor Corp.	3,104	42,120
Taiwan Semiconductor Manufacturing Co. Ltd.	6,120	110,666
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,142	756,695
		1,115,504
United Kingdom — 1.1%
Prudential plc	8,808	109,652
United States — 2.0%
EPAM Systems, Inc. *	544	144,031
JS Global Lifestyle Co. Ltd. (a)	41,166	48,836
		192,867
Total Common Stocks (Cost $8,504,575)		9,421,456
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $267,802)	267,753	267,806
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	8	8
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	99	99
Total Investment of Cash Collateral from Securities Loaned (Cost $107)		107
Total Short-Term Investments (Cost $267,909)		267,913
Total Investments — 100.1% (Cost $8,772,484)		9,689,369
Liabilities in Excess of Other Assets — (0.1)%		(11,141)
NET ASSETS — 100.0%		9,678,228
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $106.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	12.7%
Semiconductors & Semiconductor Equipment	12.1
Internet & Direct Marketing Retail	9.3
IT Services	6.7
Technology Hardware, Storage & Peripherals	6.3
Insurance	4.9
Interactive Media & Services	4.7
Food & Staples Retailing	4.0
Entertainment	2.9
Chemicals	2.9
Thrifts & Mortgage Finance	2.9
Oil, Gas & Consumable Fuels	2.7
Machinery	2.7
Life Sciences Tools & Services	2.6
Capital Markets	2.6
Food Products	2.1
Beverages	1.8
Electronic Equipment, Instruments & Components	1.7
Hotels, Restaurants & Leisure	1.6
Personal Products	1.6
Diversified Financial Services	1.3
Textiles, Apparel & Luxury Goods	1.2
Construction Materials	1.0
Others (each less than 1.0%)	4.9
Short-Term Investments	2.8
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	29

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Brazil — 6.2%
Atacadao SA	1,245	5,192
B3 SA - Brasil Bolsa Balcao	1,593	4,285
Cia Energetica de Minas Gerais (Preference)	959	2,918
EDP - Energias do Brasil SA	936	4,026
Gerdau SA (Preference)	2,097	11,972
Itau Unibanco Holding SA (Preference) *	3,198	15,485
Itausa SA (Preference)	6,219	11,610
Localiza Rent a Car SA	436	4,701
Lojas Renner SA *	1,656	7,992
Magazine Luiza SA *	3,785	3,782
MercadoLibre, Inc. *	4	4,281
Petroleo Brasileiro SA (Preference)	4,981	30,721
Porto Seguro SA	470	1,950
Raia Drogasil SA	2,012	8,511
Suzano SA	975	9,858
TIM SA, ADR *	466	6,360
Vale SA, ADR	2,078	35,104
WEG SA	1,854	11,365
XP, Inc., Receipts *	85	2,096
		182,209
Chile — 0.4%
Banco Santander Chile, ADR	383	7,452
Cencosud SA	1,448	2,317
Cia Cervecerias Unidas SA, ADR	118	1,578
		11,347
China — 30.4%
Alibaba Group Holding Ltd. *	7,028	85,726
Amoy Diagnostics Co. Ltd., Class A	204	1,393
Anhui Conch Cement Co. Ltd., Class H	903	4,910
Anjoy Foods Group Co. Ltd., Class A	136	2,635
ANTA Sports Products Ltd.	718	8,247
Baidu, Inc., ADR *	92	11,375
Baoshan Iron & Steel Co. Ltd., Class A	6,679	6,444
BeiGene Ltd., ADR * (a)	17	2,677
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	589	3,999
BOE Technology Group Co. Ltd., Class A	10,123	5,750
BYD Co. Ltd., Class H	159	4,642
Chacha Food Co. Ltd., Class A	651	5,179
China Conch Environment Protection Holdings Ltd. *	1,321	1,131
China Conch Venture Holdings Ltd.	1,321	3,430
China Construction Bank Corp., Class H	51,389	36,609
China International Capital Corp. Ltd., Class H (b)	3,397	6,809
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Lesso Group Holdings Ltd.	3,062	3,829
China Life Insurance Co. Ltd., Class H	6,444	9,364
China Merchants Bank Co. Ltd., Class H	3,374	20,336
China Molybdenum Co. Ltd., Class H	12,579	6,256
China Oilfield Services Ltd., Class H	8,198	8,393
China Pacific Insurance Group Co. Ltd., Class H	3,075	6,818
China Petroleum & Chemical Corp., Class H	12,884	6,306
China Resources Land Ltd.	2,594	11,585
China Resources Mixc Lifestyle Services Ltd. (b)	644	3,096
China Vanke Co. Ltd., Class H	4,356	10,272
China Yangtze Power Co. Ltd., Class A	2,446	8,336
Chongqing Brewery Co. Ltd., Class A *	192	3,590
Chongqing Fuling Zhacai Group Co. Ltd., Class A	602	3,142
Contemporary Amperex Technology Co. Ltd., Class A	117	7,085
COSCO SHIPPING Holdings Co. Ltd., Class H *	1,890	2,941
Country Garden Services Holdings Co. Ltd.	1,560	6,575
CSPC Pharmaceutical Group Ltd.	5,804	5,934
ENN Energy Holdings Ltd.	681	9,118
Foshan Haitian Flavouring & Food Co. Ltd., Class A	712	8,681
Fuyao Glass Industry Group Co. Ltd., Class H (b)	965	3,942
Ganfeng Lithium Co. Ltd., Class H (b)	221	2,648
Guangzhou Automobile Group Co. Ltd., Class H	11,024	9,347
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	282	3,452
Haier Smart Home Co. Ltd., Class H	3,563	12,586
Hangzhou Tigermed Consulting Co. Ltd., Class H (b)	271	2,625
Han's Laser Technology Industry Group Co. Ltd., Class A	605	2,497
Hefei Meiya Optoelectronic Technology, Inc., Class A	535	1,814
Huatai Securities Co. Ltd., Class H (b)	2,480	3,408
Huayu Automotive Systems Co. Ltd., Class A	978	2,861
Huazhu Group Ltd.	1,647	5,183
Hundsun Technologies, Inc., Class A	327	1,862
Hutchmed China Ltd., ADR * (a)	64	972
Industrial & Commercial Bank of China Ltd., Class H	27,366	16,496
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,589	9,157
JD.com, Inc., Class A *	1,127	35,144
Jiangsu Hengli Hydraulic Co. Ltd., Class A	273	1,873
Jiangsu Hengrui Medicine Co. Ltd., Class A	949	4,191
Kuaishou Technology * (b)	315	2,576
Kunlun Energy Co. Ltd.	7,742	6,425
Kweichow Moutai Co. Ltd., Class A	31	8,375
Laobaixing Pharmacy Chain JSC, Class A	670	3,232
Lenovo Group Ltd.	3,448	3,348

SEE NOTES TO FINANCIAL STATEMENTS.
30	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Longfor Group Holdings Ltd. (b)	2,086	10,331
Maxscend Microelectronics Co. Ltd., Class A *	66	1,805
Meituan * (b)	1,866	39,984
Minth Group Ltd.	1,506	3,548
NetEase, Inc.	1,352	25,906
NIO, Inc., ADR * (a)	437	7,302
Nongfu Spring Co. Ltd., Class H (b)	740	3,917
Oppein Home Group, Inc., Class A	348	6,074
Pharmaron Beijing Co. Ltd., Class H (b)	572	7,190
PICC Property & Casualty Co. Ltd., Class H	10,226	10,459
Pinduoduo, Inc., ADR *	222	9,573
Ping An Bank Co. Ltd., Class A	3,403	7,798
Ping An Insurance Group Co. of China Ltd., Class H	3,821	24,155
Poly Developments and Holdings Group Co. Ltd., Class A	1,188	3,243
Postal Savings Bank of China Co. Ltd., Class H (b)	8,595	6,517
Qingdao Haier Biomedical Co. Ltd., Class A	387	3,744
Shanghai Baosight Software Co. Ltd., Class A	513	3,641
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	128	6,009
Silergy Corp.	77	6,856
Skshu Paint Co. Ltd., Class A	323	3,589
Sunny Optical Technology Group Co. Ltd.	533	7,771
Tencent Holdings Ltd.	2,663	125,503
Tongwei Co. Ltd., Class A	792	4,842
Trip.com Group Ltd., ADR *	152	3,606
Wanhua Chemical Group Co. Ltd., Class A	562	6,534
Wuliangye Yibin Co. Ltd., Class A	101	2,437
WuXi AppTec Co. Ltd., Class H (b)	534	7,259
Wuxi Biologics Cayman, Inc. * (b)	1,988	14,677
Xiaomi Corp., Class B * (b)	3,225	4,910
Xinyi Solar Holdings Ltd.	6,168	9,168
XPeng, Inc., Class A * (a)	485	6,024
Yum China Holdings, Inc.	71	2,925
Yum China Holdings, Inc.	167	6,962
Yunnan Energy New Material Co. Ltd. *	94	2,837
Zai Lab Ltd., ADR *	24	966
Zhejiang Dingli Machinery Co. Ltd., Class A	355	1,975
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,651	4,693
Zhongji Innolight Co. Ltd., Class A	507	2,323
Zijin Mining Group Co. Ltd., Class H	8,426	12,269
		895,949
INVESTMENTS	SHARES (000)	VALUE ($000)

Colombia — 0.2%
Ecopetrol SA, ADR (a)	330	5,352
Greece — 0.5%
Hellenic Telecommunications Organization SA	384	7,388
OPAP SA	465	6,886
		14,274
Hong Kong — 0.2%
Techtronic Industries Co. Ltd.	418	5,579
Hungary — 0.4%
OTP Bank Nyrt. *	252	7,514
Richter Gedeon Nyrt.	185	3,684
		11,198
India — 12.8%
ACC Ltd.	153	4,626
Apollo Hospitals Enterprise Ltd.	187	10,818
Axis Bank Ltd. *	994	9,375
Bharat Petroleum Corp. Ltd.	1,760	8,285
Biocon Ltd. *	913	4,381
Britannia Industries Ltd.	233	9,936
Dabur India Ltd.	643	4,652
Dr. Reddy's Laboratories Ltd.	53	2,880
Eicher Motors Ltd.	124	4,220
GAIL India Ltd.	1,461	3,020
HDFC Bank Ltd., ADR	128	7,076
HDFC Life Insurance Co. Ltd. (b)	1,385	10,501
Hindalco Industries Ltd.	1,589	9,891
Hindustan Unilever Ltd.	657	19,080
Housing Development Finance Corp. Ltd.	987	28,464
ICICI Bank Ltd.	3,010	28,932
Infosys Ltd., ADR	1,773	35,227
Kotak Mahindra Bank Ltd.	577	13,383
Larsen & Toubro Ltd.	552	12,122
Maruti Suzuki India Ltd.	135	13,556
NTPC Ltd.	4,763	9,668
Oil & Natural Gas Corp. Ltd.	3,278	6,793
Petronet LNG Ltd.	2,227	5,903
Power Grid Corp. of India Ltd.	2,429	7,198
Reliance Industries Ltd.	1,486	53,838
Shriram Transport Finance Co. Ltd.	446	6,927
Tata Consultancy Services Ltd.	573	26,392
Tata Consumer Products Ltd.	325	3,487
Tata Steel Ltd.	375	6,162
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
UltraTech Cement Ltd.	89	7,709
Wipro Ltd.	474	3,113
		377,615
Indonesia — 1.8%
Bank Central Asia Tbk. PT	36,002	20,192
Bank Rakyat Indonesia Persero Tbk. PT	53,968	17,982
Telkom Indonesia Persero Tbk. PT	50,760	16,177
		54,351
Malaysia — 1.2%
CIMB Group Holdings Bhd.	3,823	4,557
Malayan Banking Bhd.	1,818	3,781
Petronas Chemicals Group Bhd.	3,999	9,388
Public Bank Bhd.	11,430	12,286
Tenaga Nasional Bhd.	2,208	4,584
		34,596
Mexico — 2.9%
America Movil SAB de CV	18,099	17,650
Fomento Economico Mexicano SAB de CV, ADR	91	6,823
Grupo Aeroportuario del Pacifico SAB de CV, Class B *	628	9,670
Grupo Aeroportuario del Sureste SAB de CV, Class B	426	9,284
Grupo Financiero Banorte SAB de CV, Class O	1,963	12,942
Grupo Mexico SAB de CV	2,202	10,313
Kimberly-Clark de Mexico SAB de CV, Class A	2,133	2,969
Wal-Mart de Mexico SAB de CV	4,209	14,919
		84,570
Peru — 0.4%
Credicorp Ltd.	80	11,094
Philippines — 0.5%
Ayala Corp.	253	3,554
Ayala Land, Inc.	5,924	3,616
International Container Terminal Services, Inc.	1,500	6,160
		13,330
Poland — 0.4%
Dino Polska SA * (b)	119	7,666
Powszechny Zaklad Ubezpieczen SA	809	5,596
		13,262
INVESTMENTS	SHARES (000)	VALUE ($000)

Qatar — 0.6%
Industries Qatar QSC	1,191	6,142
Qatar National Bank QPSC	1,977	12,624
		18,766
Russia — 0.0% ^
Gazprom PJSC, ADR ‡	2,290	256
Magnitogorsk Iron & Steel Works PJSC ‡	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡	410	197
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC, GDR ‡ (b)	833	78
Sberbank of Russia PJSC, ADR ‡	793	70
Severstal PAO, GDR ‡ (b)	329	105
TCS Group Holding plc, GDR ‡ * (b)	69	50
X5 Retail Group NV, GDR ‡ (b)	207	50
		892
Saudi Arabia — 4.2%
Al Rajhi Bank	703	32,930
Alinma Bank	1,338	14,673
Almarai Co. JSC	380	5,234
BinDawood Holding Co.	132	3,596
Etihad Etisalat Co.	368	4,249
SABIC Agri-Nutrients Co.	148	6,359
Saudi Arabian Oil Co. (b)	478	5,716
Saudi Basic Industries Corp.	431	14,944
Saudi National Bank (The)	1,380	28,935
Saudi Telecom Co.	271	8,327
		124,963
Singapore — 0.1%
BOC Aviation Ltd. (b)	347	2,718
South Africa — 4.2%
Bid Corp. Ltd.	537	11,244
Bidvest Group Ltd. (The)	233	3,196
Capitec Bank Holdings Ltd.	76	10,660
Clicks Group Ltd.	385	7,572
FirstRand Ltd.	4,291	18,479
Foschini Group Ltd. (The)	366	3,218
Gold Fields Ltd.	206	2,783
Impala Platinum Holdings Ltd.	375	4,856
MTN Group Ltd.	359	3,809
Naspers Ltd., Class N	112	11,315
Nedbank Group Ltd.	599	8,360
Sanlam Ltd.	2,676	11,085
Sasol Ltd. *	226	5,522

SEE NOTES TO FINANCIAL STATEMENTS.
32	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — continued
SPAR Group Ltd. (The)	620	6,500
Standard Bank Group Ltd.	791	8,380
Vodacom Group Ltd.	644	6,201
		123,180
South Korea — 13.3%
BGF retail Co. Ltd.	18	2,506
Hana Financial Group, Inc.	218	8,087
Hankook Tire & Technology Co. Ltd.	127	3,476
Hyundai Glovis Co. Ltd.	56	9,235
Hyundai Mobis Co. Ltd.	30	4,870
Hyundai Motor Co.	40	5,736
JYP Entertainment Corp.	101	4,695
Kakao Corp.	168	11,763
KB Financial Group, Inc.	370	17,204
Kia Corp.	244	16,007
KIWOOM Securities Co. Ltd.	41	3,057
LG Chem Ltd.	37	15,001
LG Household & Health Care Ltd.	10	7,057
Mando Corp.	73	3,119
NAVER Corp.	81	18,023
NCSoft Corp.	22	7,358
POSCO Holdings, Inc.	63	14,461
Samsung Biologics Co. Ltd. * (b)	11	7,480
Samsung Electro-Mechanics Co. Ltd.	51	6,605
Samsung Electronics Co. Ltd.	2,482	132,276
Samsung Fire & Marine Insurance Co. Ltd.	46	7,548
Samsung SDI Co. Ltd.	12	5,813
Shinhan Financial Group Co. Ltd.	461	15,312
SK Hynix, Inc.	326	28,580
SK Innovation Co. Ltd. *	58	9,290
SK Telecom Co. Ltd.	137	6,169
SK, Inc.	22	4,716
SKC Co. Ltd.	60	6,956
S-Oil Corp.	125	10,200
		392,600
Taiwan — 14.7%
Accton Technology Corp.	686	5,351
Advantech Co. Ltd.	860	10,698
ASE Technology Holding Co. Ltd.	3,092	9,865
AU Optronics Corp.	9,025	5,155
Cathay Financial Holding Co. Ltd.	2,757	5,797
Chailease Holding Co. Ltd.	1,731	13,754
CTBC Financial Holding Co. Ltd.	9,129	8,979
INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued
Delta Electronics, Inc.	1,908	15,927
Eclat Textile Co. Ltd.	404	6,629
Evergreen Marine Corp. Taiwan Ltd.	786	3,778
Fubon Financial Holding Co. Ltd.	5,983	15,022
Giant Manufacturing Co. Ltd.	457	3,821
Hon Hai Precision Industry Co. Ltd.	3,760	12,882
MediaTek, Inc.	352	9,704
Nan Ya Plastics Corp.	3,282	9,589
Nanya Technology Corp.	3,229	7,066
Nien Made Enterprise Co. Ltd.	368	3,876
Novatek Microelectronics Corp.	744	9,842
Powertech Technology, Inc.	914	2,872
Quanta Computer, Inc.	2,491	7,016
Realtek Semiconductor Corp.	642	8,712
Sea Ltd., ADR *	19	1,558
Taiwan Semiconductor Manufacturing Co. Ltd.	9,455	170,970
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	290	26,934
Taiwan Union Technology Corp.	1,420	3,667
Uni-President Enterprises Corp.	4,552	10,531
United Microelectronics Corp.	2,699	4,287
Vanguard International Semiconductor Corp.	1,277	4,493
Wiwynn Corp.	229	7,831
Yageo Corp.	616	8,314
Yang Ming Marine Transport Corp. *	1,354	5,649
Yuanta Financial Holding Co. Ltd.	13,913	12,246
		432,815
Thailand — 2.1%
Airports of Thailand PCL *	3,921	7,578
Airports of Thailand PCL, NVDR *	104	201
Indorama Ventures PCL	2,247	2,942
Minor International PCL *	5,464	5,522
Minor International PCL, NVDR *	145	147
PTT Exploration & Production PCL, NVDR	85	371
PTT Exploration & Production PCL	2,319	10,145
PTT Global Chemical PCL	4,788	6,942
PTT Global Chemical PCL, NVDR	127	185
PTT PCL	5,171	5,621
PTT PCL, NVDR	138	149
SCB X PCL	2,933	9,849
Siam Cement PCL (The), NVDR	18	192
Siam Cement PCL (The) (Registered)	674	7,243
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thailand — continued
Thai Oil PCL, NVDR	76	124
Thai Oil PCL	2,864	4,686
		61,897
Turkey — 0.2%
Ford Otomotiv Sanayi A/S	330	6,651
United Arab Emirates — 1.0%
Dubai Islamic Bank PJSC	3,613	6,320
Emaar Properties PJSC	4,464	7,699
Emirates Telecommunications Group Co. PJSC	767	7,335
First Abu Dhabi Bank PJSC	1,100	6,720
		28,074
United States — 0.0% ^
JS Global Lifestyle Co. Ltd. (b)	1,179	1,399
Total Common Stocks (Cost $2,859,310)		2,908,681
Short-Term Investments — 2.0%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $43,823)	43,814	43,823
Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	6,491	6,486
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	7,576	7,576
Total Investment of Cash Collateral from Securities Loaned (Cost $14,061)		14,062
Total Short-Term Investments (Cost $57,884)		57,885
Total Investments — 100.7% (Cost $2,917,194)		2,966,566
Liabilities in Excess of Other Assets — (0.7)%		(20,474)
NET ASSETS — 100.0%		2,946,092
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $13,480.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
34	J.P. Morgan International Equity Funds	April 30, 2022

Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	15.5%
Semiconductors & Semiconductor Equipment	10.1
Internet & Direct Marketing Retail	6.3
Interactive Media & Services	5.7
Technology Hardware, Storage & Peripherals	5.6
Oil, Gas & Consumable Fuels	5.5
Metals & Mining	4.2
Insurance	3.6
Chemicals	3.1
Electronic Equipment, Instruments & Components	2.5
Automobiles	2.5
Food & Staples Retailing	2.5
IT Services	2.2
Food Products	2.1
Real Estate Management & Development	1.9
Diversified Financial Services	1.5
Wireless Telecommunication Services	1.5
Entertainment	1.3
Life Sciences Tools & Services	1.3
Diversified Telecommunication Services	1.3
Transportation Infrastructure	1.1
Hotels, Restaurants & Leisure	1.1
Personal Products	1.0
Construction Materials	1.0
Thrifts & Mortgage Finance	1.0
Others (each less than 1.0%)	12.6
Short-Term Investments	2.0
Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	78	06/17/2022	USD	4,119	77

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	35

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Australia — 2.1%
Glencore plc *	2,081	12,823
Austria — 1.1%
Erste Group Bank AG	125	3,879
Wienerberger AG	97	2,738
		6,617
Denmark — 7.8%
Carlsberg A/S, Class B	39	4,924
Genmab A/S *	20	7,172
Jyske Bank A/S (Registered) *	93	5,161
Novo Nordisk A/S, Class B	213	24,325
Pandora A/S (a)	36	3,164
Royal Unibrew A/S	28	2,381
		47,127
Finland — 3.5%
Neste OYJ	105	4,527
Nokia OYJ *	1,783	9,038
Nordea Bank Abp	742	7,394
		20,959
France — 16.1%
Airbus SE	81	8,872
Arkema SA	56	6,404
BNP Paribas SA	136	7,066
Capgemini SE	50	10,114
LVMH Moet Hennessy Louis Vuitton SE	24	15,446
Pernod Ricard SA	43	8,818
Teleperformance	15	5,339
Thales SA	31	3,967
TotalEnergies SE (a)	386	18,952
Veolia Environnement SA	180	5,266
Vinci SA (a)	78	7,559
		97,803
Germany — 15.2%
Allianz SE (Registered)	62	13,987
Bayer AG (Registered) *	106	6,974
Brenntag SE	84	6,461
Deutsche Boerse AG	56	9,739
Deutsche Telekom AG (Registered)	567	10,446
DWS Group GmbH & Co. KGaA (b)	68	2,257
Mercedes-Benz Group AG *	133	9,309
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31	7,392
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
RWE AG	267	11,073
Siemens AG (Registered)	81	9,938
Volkswagen AG (Preference)	31	4,809
		92,385
Ireland — 1.5%
AIB Group plc	1,699	3,705
AIB Group plc	10	21
Bank of Ireland Group plc *	883	5,463
Bank of Ireland Group plc *	14	87
		9,276
Italy — 1.2%
UniCredit SpA	762	7,051
Luxembourg — 1.0%
ArcelorMittal SA	210	6,134
Netherlands — 6.3%
Adyen NV * (b)	3	4,653
ASM International NV	20	6,075
ASML Holding NV (a)	8	4,670
Koninklijke Ahold Delhaize NV	496	14,618
NN Group NV	163	8,014
		38,030
Norway — 1.4%
Equinor ASA	257	8,688
Spain — 1.3%
Corp. ACCIONA Energias Renovables SA	133	4,917
Fluidra SA	105	2,836
		7,753
Switzerland — 17.3%
Cie Financiere Richemont SA (Registered)	73	8,448
Nestle SA (Registered)	236	30,416
Novartis AG (Registered)	206	18,206
Roche Holding AG	65	24,249
Schindler Holding AG	20	3,890
Sika AG (Registered)	23	7,124
Zurich Insurance Group AG	28	12,730
		105,063
United Kingdom — 19.6%
3i Group plc	304	4,973
Ashtead Group plc	111	5,737
Auto Trader Group plc (b)	643	5,075

SEE NOTES TO FINANCIAL STATEMENTS.
36	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Barclays plc	4,715	8,666
BP plc	3,787	18,283
Centrica plc *	6,057	6,002
Computacenter plc	92	3,110
Diageo plc	260	12,950
Future plc	108	2,969
Intermediate Capital Group plc	145	2,770
JD Sports Fashion plc	2,102	3,463
Linde plc (a)	40	12,406
Lloyds Banking Group plc	14,092	8,004
Marks & Spencer Group plc *	2,091	3,570
Petershill Partners plc * (b)	582	1,867
RELX plc	298	8,865
Segro plc, REIT	384	6,425
Taylor Wimpey plc	2,410	3,791
		118,926
United States — 2.4%
Schneider Electric SE (a)	61	8,829
Stellantis NV	413	5,552
		14,381
Total Common Stocks (Cost $575,629)		593,016
Short-Term Investments — 9.9%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $12,092)	12,089	12,091
Investment of Cash Collateral from Securities Loaned — 7.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	34,025	34,001
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	14,177	14,177
Total Investment of Cash Collateral from Securities Loaned (Cost $48,178)		48,178
Total Short-Term Investments (Cost $60,270)		60,269
INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 107.7% (Cost $635,899)		653,285
Liabilities in Excess of Other Assets — (7.7)%		(46,743)
NET ASSETS — 100.0%		606,542
Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $44,177.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	37

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	11.3%
Banks	8.6
Oil, Gas & Consumable Fuels	7.7
Insurance	6.4
Food Products	4.7
Beverages	4.4
Textiles, Apparel & Luxury Goods	4.2
Chemicals	4.0
Multi-Utilities	3.4
Capital Markets	3.4
Automobiles	2.9
Metals & Mining	2.9
Food & Staples Retailing	2.8
IT Services	2.7
Professional Services	2.2
Aerospace & Defense	2.0
Trading Companies & Distributors	1.9
Semiconductors & Semiconductor Equipment	1.6
Diversified Telecommunication Services	1.6
Industrial Conglomerates	1.5
Communications Equipment	1.4
Electrical Equipment	1.4
Construction & Engineering	1.2
Biotechnology	1.1
Machinery	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	9.2
SEE NOTES TO FINANCIAL STATEMENTS.
38	J.P. Morgan International Equity Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	128	06/17/2022	EUR	4,971	(200)
FTSE 100 Index	29	06/17/2022	GBP	2,704	(64)
					(264)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	39

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.4%
Australia — 2.5%
BHP Group Ltd.	1,060	35,532
BHP Group Ltd.	2,303	76,945
		112,477
Austria — 0.8%
Erste Group Bank AG	1,184	36,856
Belgium — 1.3%
KBC Group NV	877	59,685
China — 0.8%
Tencent Holdings Ltd.	736	34,693
Denmark — 5.8%
Carlsberg A/S, Class B	347	44,053
Coloplast A/S, Class B	247	33,286
Genmab A/S *	92	32,495
Novo Nordisk A/S, Class B	1,070	122,268
Orsted A/S (a)	256	28,261
		260,363
Finland — 0.7%
Kone OYJ, Class B	609	29,279
France — 15.1%
AXA SA (b)	2,268	60,007
BNP Paribas SA (b)	836	43,352
Capgemini SE	288	58,640
Kering SA	87	46,403
L'Oreal SA	202	73,510
LVMH Moet Hennessy Louis Vuitton SE	158	101,950
Pernod Ricard SA	245	50,532
Safran SA	398	42,710
TotalEnergies SE	3,029	148,725
Vinci SA (b)	550	53,374
		679,203
Germany — 8.4%
adidas AG	173	34,829
Allianz SE (Registered)	363	81,953
Deutsche Boerse AG	363	63,267
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	198	47,179
RWE AG	1,171	48,636
Symrise AG	454	53,977
Volkswagen AG (Preference)	314	48,622
		378,463
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 3.5%
AIA Group Ltd.	8,860	87,043
Hong Kong Exchanges & Clearing Ltd.	1,054	44,705
Techtronic Industries Co. Ltd.	1,922	25,655
		157,403
India — 0.9%
HDFC Bank Ltd., ADR	745	41,122
Japan — 12.0%
Daikin Industries Ltd.	270	41,200
Hoya Corp.	490	48,589
Keyence Corp.	174	70,109
Kubota Corp.	2,272	38,597
Kyowa Kirin Co. Ltd.	1,486	31,331
Makita Corp.	962	28,425
Nidec Corp.	514	33,262
Recruit Holdings Co. Ltd.	949	34,438
Shin-Etsu Chemical Co. Ltd.	428	58,849
SMC Corp.	79	38,253
Sony Group Corp.	826	71,250
Tokyo Electron Ltd.	102	42,828
		537,131
Netherlands — 5.7%
Adyen NV * (a)	18	30,916
ASML Holding NV	185	104,758
ING Groep NV (b)	3,197	30,290
Shell plc	3,256	87,406
		253,370
Singapore — 2.1%
DBS Group Holdings Ltd.	3,797	92,118
South Africa — 1.5%
Anglo American plc	1,554	68,826
South Korea — 1.7%
Delivery Hero SE * (a) (b)	396	13,936
Samsung Electronics Co. Ltd., GDR (a)	25	32,765
Samsung Electronics Co. Ltd., GDR (a)	23	29,669
		76,370
Spain — 2.1%
Iberdrola SA	6,265	71,993
Industria de Diseno Textil SA (b)	992	20,788
		92,781

SEE NOTES TO FINANCIAL STATEMENTS.
40	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — 3.6%
Assa Abloy AB, Class B	1,591	40,208
Atlas Copco AB, Class A	930	42,144
Svenska Handelsbanken AB, Class A	5,071	51,153
Volvo AB, Class B	1,854	29,581
		163,086
Switzerland — 10.3%
Lonza Group AG (Registered)	95	56,105
Nestle SA (Registered)	1,420	183,305
Roche Holding AG	412	152,801
SGS SA (Registered)	18	45,352
Straumann Holding AG (Registered)	196	23,128
		460,691
Taiwan — 1.3%
Sea Ltd., ADR *	246	20,331
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	430	39,958
		60,289
United Kingdom — 10.1%
Diageo plc	2,236	111,562
Legal & General Group plc	10,911	34,011
Linde plc (b)	231	72,341
London Stock Exchange Group plc	545	53,750
Persimmon plc	1,277	33,264
Prudential plc	3,233	40,249
RELX plc	2,401	71,562
Smith & Nephew plc	2,147	34,799
		451,538
United States — 4.2%
Ferguson plc	362	45,438
GlaxoSmithKline plc	3,571	80,497
Schneider Electric SE (b)	440	63,049
		188,984
Total Common Stocks (Cost $3,767,366)		4,234,728
Short-Term Investments — 7.4%
Investment Companies — 2.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $127,784)	127,777	127,803
Investment of Cash Collateral from Securities Loaned — 4.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	136,104	136,009
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	66,362	66,362
Total Investment of Cash Collateral from Securities Loaned (Cost $202,371)		202,371
Total Short-Term Investments (Cost $330,155)		330,174
Total Investments — 101.8% (Cost $4,097,521)		4,564,902
Liabilities in Excess of Other Assets — (1.8)%		(81,516)
NET ASSETS — 100.0%		4,483,386
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $169,016.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	41

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	8.5%
Banks	7.8
Insurance	7.6
Oil, Gas & Consumable Fuels	5.2
Machinery	5.0
Beverages	4.5
Semiconductors & Semiconductor Equipment	4.1
Chemicals	4.1
Food Products	4.0
Textiles, Apparel & Luxury Goods	4.0
Metals & Mining	3.9
Capital Markets	3.6
Professional Services	3.4
Health Care Equipment & Supplies	3.1
Household Durables	2.3
Electric Utilities	2.2
Electrical Equipment	2.1
IT Services	2.0
Building Products	1.8
Personal Products	1.6
Electronic Equipment, Instruments & Components	1.5
Technology Hardware, Storage & Peripherals	1.4
Life Sciences Tools & Services	1.2
Construction & Engineering	1.2
Multi-Utilities	1.1
Automobiles	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	7.2
SEE NOTES TO FINANCIAL STATEMENTS.
42	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Australia — 3.5%
BHP Group Ltd.	1,474	49,409
Belgium — 2.1%
KBC Group NV	426	28,987
Canada — 5.7%
Canadian National Railway Co.	312	36,711
Toronto-Dominion Bank (The)	608	43,874
		80,585
China — 2.4%
Tencent Holdings Ltd.	714	33,657
Denmark — 5.3%
Coloplast A/S, Class B	147	19,794
Novo Nordisk A/S, Class B	475	54,270
		74,064
France — 9.8%
Capgemini SE	114	23,256
L'Oreal SA	80	29,111
LVMH Moet Hennessy Louis Vuitton SE	55	35,515
TotalEnergies SE	412	20,205
Vinci SA	310	30,091
		138,178
Germany — 5.4%
adidas AG	83	16,655
Allianz SE (Registered)	171	38,640
Volkswagen AG (Preference)	131	20,265
		75,560
Hong Kong — 4.8%
AIA Group Ltd.	4,197	41,227
Hong Kong Exchanges & Clearing Ltd.	638	27,063
		68,290
India — 2.4%
HDFC Bank Ltd., ADR	605	33,384
Indonesia — 1.9%
Bank Central Asia Tbk. PT	47,320	26,541
Japan — 4.7%
Hoya Corp.	154	15,293
Keyence Corp.	54	21,548
Sony Group Corp.	337	29,066
		65,907
INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 7.4%
Adyen NV * (a)	8	14,007
ASML Holding NV	60	34,215
Shell plc	2,100	56,372
		104,594
Singapore — 2.6%
DBS Group Holdings Ltd.	1,538	37,318
South Africa — 3.2%
Anglo American plc	1,004	44,450
South Korea — 4.5%
Delivery Hero SE * (a)	269	9,472
Samsung Electronics Co. Ltd.	1,003	53,456
		62,928
Spain — 2.1%
Iberdrola SA	2,638	30,314
Sweden — 1.4%
Atlas Copco AB, Class A	439	19,881
Switzerland — 11.2%
Lonza Group AG (Registered)	39	23,191
Nestle SA (Registered)	519	67,010
Roche Holding AG	123	45,449
SGS SA (Registered)	8	21,499
		157,149
Taiwan — 3.3%
Sea Ltd., ADR *	119	9,817
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	388	36,074
		45,891
United Kingdom — 9.9%
Diageo plc	1,000	49,915
Linde plc	117	36,728
Persimmon plc	641	16,686
RELX plc	1,187	35,377
		138,706
United States — 3.3%
Ferguson plc	189	23,702
Schneider Electric SE	159	22,866
		46,568
Total Common Stocks (Cost $1,191,605)		1,362,361

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	43

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (b) (c)(Cost $39,692)	39,681	39,689
Total Investments — 99.7% (Cost $1,231,297)		1,402,050
Other Assets Less Liabilities — 0.3%		4,897
NET ASSETS — 100.0%		1,406,947
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	12.2%
Pharmaceuticals	7.1
Metals & Mining	6.7
Insurance	5.8
Oil, Gas & Consumable Fuels	5.4
Semiconductors & Semiconductor Equipment	5.0
Food Products	4.8
Professional Services	4.0
Technology Hardware, Storage & Peripherals	3.8
Textiles, Apparel & Luxury Goods	3.7
Beverages	3.6
Household Durables	3.3
IT Services	2.7
Chemicals	2.6
Road & Rail	2.6
Health Care Equipment & Supplies	2.5
Interactive Media & Services	2.4
Electric Utilities	2.2
Construction & Engineering	2.1
Personal Products	2.1
Capital Markets	1.9
Trading Companies & Distributors	1.7
Life Sciences Tools & Services	1.7
Electrical Equipment	1.6
Electronic Equipment, Instruments & Components	1.5
Automobiles	1.4
Machinery	1.4
Others (each less than 1.0%)	1.4
Short-Term Investments	2.8

SEE NOTES TO FINANCIAL STATEMENTS.
44	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 91.2%
Australia — 6.0%
Aurizon Holdings Ltd.	61	172
Australia & New Zealand Banking Group Ltd.	13	253
BHP Group Ltd.	43	1,444
Commonwealth Bank of Australia	12	885
CSL Ltd.	5	958
Dexus, REIT	63	490
Goodman Group, REIT	48	800
GPT Group (The), REIT	41	147
Insurance Australia Group Ltd.	47	150
Macquarie Group Ltd.	3	411
Mirvac Group, REIT	145	244
National Australia Bank Ltd.	19	434
Newcrest Mining Ltd.	8	155
Rio Tinto Ltd.	19	1,528
Rio Tinto plc	9	632
Wesfarmers Ltd.	10	360
Westpac Banking Corp.	55	914
Woolworths Group Ltd.	12	327
		10,304
Belgium — 0.4%
KBC Group NV	10	689
China — 0.5%
BOC Hong Kong Holdings Ltd.	117	423
Prosus NV *	9	406
		829
Denmark — 3.2%
Carlsberg A/S, Class B	7	858
Genmab A/S *	—	189
Novo Nordisk A/S, Class B	28	3,161
Orsted A/S (a)	10	1,085
Vestas Wind Systems A/S	7	174
		5,467
Finland — 0.8%
Kone OYJ, Class B	4	216
Nokia OYJ *	60	302
Nordea Bank Abp	77	763
		1,281
France — 10.7%
Air Liquide SA	11	1,890
Airbus SE	4	433
Alstom SA	14	316
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
AXA SA	8	220
BNP Paribas SA	28	1,474
Capgemini SE	7	1,474
Kering SA	1	633
L'Oreal SA	6	2,116
LVMH Moet Hennessy Louis Vuitton SE	5	2,922
Pernod Ricard SA	2	409
Safran SA	7	708
Sanofi	5	580
Societe Generale SA	18	421
TotalEnergies SE	42	2,055
Veolia Environnement SA	38	1,096
Vinci SA	15	1,488
		18,235
Germany — 8.6%
adidas AG	4	870
Allianz SE (Registered)	10	2,143
BASF SE *	2	86
Bayer AG (Registered) *	7	479
Brenntag SE	2	152
Deutsche Boerse AG	1	153
Deutsche Post AG (Registered)	23	964
Deutsche Telekom AG (Registered)	92	1,686
Infineon Technologies AG	36	1,028
Mercedes-Benz Group AG *	2	163
Merck KGaA	3	518
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4	1,014
RWE AG	34	1,417
SAP SE	11	1,124
Siemens AG (Registered)	8	985
Volkswagen AG (Preference)	5	827
Vonovia SE *	20	812
Zalando SE * (a)	7	282
		14,703
Hong Kong — 2.4%
AIA Group Ltd.	171	1,682
CK Asset Holdings Ltd.	51	349
CLP Holdings Ltd.	20	195
Hong Kong Exchanges & Clearing Ltd.	18	742
Link, REIT	20	173
Sun Hung Kai Properties Ltd.	22	253

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	45

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Techtronic Industries Co. Ltd.	29	387
Xinyi Glass Holdings Ltd.	143	317
		4,098
Ireland — 0.5%
Kingspan Group plc	3	294
Kingspan Group plc	5	467
		761
Italy — 0.6%
Enel SpA	27	174
FinecoBank Banca Fineco SpA	48	672
UniCredit SpA	26	243
		1,089
Japan — 20.8%
AGC, Inc.	11	397
Asahi Group Holdings Ltd.	23	878
Asahi Kasei Corp.	69	566
Bridgestone Corp.	22	817
Capcom Co. Ltd.	13	333
Central Japan Railway Co.	5	655
Daiichi Sankyo Co. Ltd.	35	894
Daikin Industries Ltd.	3	504
Daito Trust Construction Co. Ltd.	1	87
Daiwa House Industry Co. Ltd.	27	661
Dentsu Group, Inc.	24	872
Fast Retailing Co. Ltd.	—	92
Hitachi Ltd.	24	1,143
Honda Motor Co. Ltd.	38	1,000
Hoya Corp.	11	1,042
ITOCHU Corp.	29	884
Japan Airlines Co. Ltd. *	12	205
Kao Corp.	11	425
Keyence Corp.	4	1,407
Konami Holdings Corp.	7	449
Kubota Corp.	30	517
Kyowa Kirin Co. Ltd.	18	390
Mitsubishi Corp.	26	876
Mitsubishi Electric Corp.	15	159
Mitsubishi UFJ Financial Group, Inc.	88	510
Mitsui Fudosan Co. Ltd.	24	517
Murata Manufacturing Co. Ltd.	12	715
Nidec Corp.	5	304
Nintendo Co. Ltd.	1	320
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
NIPPON EXPRESS HOLDINGS, Inc.	7	428
Nippon Steel Corp.	11	175
Nippon Telegraph & Telephone Corp.	33	975
Nitori Holdings Co. Ltd.	4	401
Nomura Research Institute Ltd.	18	495
Ono Pharmaceutical Co. Ltd.	21	529
ORIX Corp.	37	673
Otsuka Corp.	13	416
Recruit Holdings Co. Ltd.	16	573
Rohm Co. Ltd.	6	391
Ryohin Keikaku Co. Ltd.	49	440
Seven & i Holdings Co. Ltd.	13	593
Shimadzu Corp.	2	62
Shin-Etsu Chemical Co. Ltd.	7	948
Shionogi & Co. Ltd.	10	528
SoftBank Group Corp.	10	399
Sony Group Corp.	19	1,683
Sumitomo Electric Industries Ltd.	41	441
Sumitomo Metal Mining Co. Ltd.	12	531
Sumitomo Mitsui Financial Group, Inc.	34	1,027
Suzuki Motor Corp.	12	374
T&D Holdings, Inc.	36	464
Takeda Pharmaceutical Co. Ltd.	10	290
Terumo Corp.	22	649
Tokio Marine Holdings, Inc.	22	1,190
Tokyo Electron Ltd.	3	1,266
Toyota Motor Corp.	111	1,898
Yamato Holdings Co. Ltd.	6	107
		35,565
Luxembourg — 0.1%
ArcelorMittal SA	7	216
Netherlands — 5.9%
Adyen NV * (a)	—	431
Akzo Nobel NV	8	689
ASML Holding NV	6	3,389
ING Groep NV	21	202
Koninklijke Ahold Delhaize NV	18	516
Koninklijke DSM NV	4	734
Koninklijke KPN NV	234	808
Koninklijke Philips NV	6	149
NN Group NV	19	915

SEE NOTES TO FINANCIAL STATEMENTS.
46	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Shell plc	62	1,674
Wolters Kluwer NV	6	547
		10,054
Singapore — 0.9%
DBS Group Holdings Ltd.	45	1,087
Oversea-Chinese Banking Corp. Ltd.	39	345
United Overseas Bank Ltd.	8	171
		1,603
Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	239	1,256
Banco Santander SA	72	211
Endesa SA	23	486
Iberdrola SA	179	2,051
Industria de Diseno Textil SA	24	507
		4,511
Sweden — 1.8%
Atlas Copco AB, Class A	19	869
Lundin Energy AB	18	754
SKF AB, Class B	35	567
Volvo AB, Class B	61	965
		3,155
Switzerland — 10.8%
Cie Financiere Richemont SA (Registered)	3	344
Givaudan SA (Registered)	—	1,220
Julius Baer Group Ltd.	3	129
Lonza Group AG (Registered)	2	1,325
Nestle SA (Registered)	37	4,758
Novartis AG (Registered)	32	2,844
Roche Holding AG	11	4,002
SGS SA (Registered)	—	750
Sika AG (Registered)	4	1,211
UBS Group AG (Registered)	37	630
Zurich Insurance Group AG	3	1,313
		18,526
Taiwan — 0.1%
Sea Ltd., ADR *	2	119
United Kingdom — 12.7%
3i Group plc	79	1,288
AstraZeneca plc	21	2,763
Barclays plc	619	1,137
Berkeley Group Holdings plc *	15	759
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
BP plc	422	2,039
British American Tobacco plc	16	660
CK Hutchison Holdings Ltd.	17	123
DCC plc	4	339
Diageo plc	47	2,340
HSBC Holdings plc	131	819
InterContinental Hotels Group plc	15	955
Intertek Group plc	2	126
Lloyds Banking Group plc	2,027	1,151
London Stock Exchange Group plc	1	131
Prudential plc	41	510
Reckitt Benckiser Group plc	16	1,250
RELX plc	53	1,572
SSE plc	34	785
Standard Chartered plc	141	965
Taylor Wimpey plc	132	208
Tesco plc	239	811
Unilever plc	23	1,069
		21,800
United States — 1.8%
Ferguson plc	1	118
GlaxoSmithKline plc	17	378
Schneider Electric SE	12	1,760
Stellantis NV	64	861
		3,117
Total Common Stocks (Cost $147,593)		156,122
INVESTMENTS	NO. OF CONTRACTS
Options Purchased — 3.5%
Put Options Purchased — 3.5%
United States — 3.5%
MSCI EAFE E-Mini Index
6/17/2022 at USD 2,015.00, European Style
Notional Amount: USD 166,560
Counterparty: Exchange-Traded * (Cost $4,108)	819	6,077
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	47

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.5%
Investment Companies — 4.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.29% (b) (c)(Cost $7,724)	7,724	7,724
Total Investments — 99.2% (Cost $159,425)		169,923
Other Assets Less Liabilities — 0.8%		1,300
NET ASSETS — 100.0%		171,223
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.2%
Banks	9.5
Insurance	5.6
Chemicals	4.3
Oil, Gas & Consumable Fuels	3.8
Index Funds	3.6
Semiconductors & Semiconductor Equipment	3.6
Automobiles	3
Electric Utilities	2.8
Textiles, Apparel & Luxury Goods	2.8
Food Products	2.8
Metals & Mining	2.7
Beverages	2.6
Machinery	2.3
Personal Products	2.1
Professional Services	2.1
Capital Markets	2.1
Diversified Telecommunication Services	2
IT Services	1.7
Real Estate Management & Development	1.6
Household Durables	1.6
Industrial Conglomerates	1.5
Multi-Utilities	1.5
Electrical Equipment	1.4
Food & Staples Retailing	1.3
Electronic Equipment, Instruments & Components	1.3
Trading Companies & Distributors	1.2
Building Products	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Health Care Equipment & Supplies	1.1
Others (each less than 1.0%)	11.1
Short-Term Investments	4.5

SEE NOTES TO FINANCIAL STATEMENTS.
48	J.P. Morgan International Equity Funds	April 30, 2022

Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	27	06/16/2022	AUD	3,484	100
MSCI EAFE E-Mini Index	52	06/17/2022	USD	5,188	(323)
					(223)

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of April 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE E-Mini Index	Exchange-Traded	819	USD 166,560	USD 2,240.00	6/17/2022	(156)
Written Put Options Contracts as of April 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE E-Mini Index	Exchange-Traded	819	USD 166,560	USD 1,700.00	6/17/2022	(880)
Total Written Options Contracts (Premiums Received $3,954)						(1,036)

Abbreviations
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	49

JPMorgan International Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 93.0%
Australia — 5.8%
Aurizon Holdings Ltd.	1,806	5,100
Australia & New Zealand Banking Group Ltd.	473	8,996
BHP Group Ltd.	1,252	41,822
Commonwealth Bank of Australia (a)	378	27,468
CSL Ltd. (a)	156	29,779
Dexus, REIT	2,082	16,277
Goodman Group, REIT	1,551	25,816
GPT Group (The), REIT	1,310	4,657
Insurance Australia Group Ltd.	1,434	4,579
Macquarie Group Ltd.	92	13,239
Mirvac Group, REIT	4,262	7,203
National Australia Bank Ltd.	610	13,915
Newcrest Mining Ltd. (a)	254	4,775
Rio Tinto Ltd.	563	44,554
Rio Tinto plc	321	22,717
Wesfarmers Ltd.	322	11,149
Westpac Banking Corp.	1,724	28,856
Woolworths Group Ltd.	370	10,019
		320,921
Belgium — 0.4%
KBC Group NV	345	23,440
China — 0.5%
BOC Hong Kong Holdings Ltd.	3,436	12,438
Prosus NV *	295	14,253
		26,691
Denmark — 3.4%
Carlsberg A/S, Class B	238	30,226
Genmab A/S *	18	6,300
Novo Nordisk A/S, Class B	947	108,177
Orsted A/S (b)	334	36,979
Vestas Wind Systems A/S (a)	228	5,808
		187,490
Finland — 0.8%
Kone OYJ, Class B	154	7,422
Nokia OYJ *	2,127	10,783
Nordea Bank Abp	2,605	25,967
		44,172
France — 11.4%
Air Liquide SA	376	64,981
Airbus SE	156	17,120
Alstom SA	509	11,199
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
AXA SA (a)	322	8,524
BNP Paribas SA (a)	961	49,812
Capgemini SE	253	51,500
Kering SA	42	22,324
L'Oreal SA	195	70,811
LVMH Moet Hennessy Louis Vuitton SE	153	98,992
Pernod Ricard SA	69	14,212
Safran SA	234	25,190
Sanofi (a)	188	19,901
Societe Generale SA	601	14,446
TotalEnergies SE (a)	1,445	70,937
Veolia Environnement SA	1,299	37,914
Vinci SA (a)	537	52,073
		629,936
Germany — 9.2%
adidas AG	150	30,244
Allianz SE (Registered)	315	71,064
BASF SE *	67	3,506
Bayer AG (Registered) *	266	17,549
Brenntag SE	84	6,465
Deutsche Boerse AG	34	5,976
Deutsche Post AG (Registered)	803	34,324
Deutsche Telekom AG (Registered)	3,203	59,011
Infineon Technologies AG	1,184	33,593
Mercedes-Benz Group AG *	76	5,298
Merck KGaA	98	18,147
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	147	34,965
RWE AG	1,158	48,082
SAP SE	372	37,723
Siemens AG (Registered)	271	33,291
Volkswagen AG (Preference)	191	29,548
Vonovia SE *	708	28,201
Zalando SE * (a) (b)	242	9,538
		506,525
Hong Kong — 2.2%
AIA Group Ltd.	4,937	48,498
CK Asset Holdings Ltd.	1,527	10,353
CLP Holdings Ltd.	589	5,748
Hong Kong Exchanges & Clearing Ltd.	533	22,622
Link, REIT	597	5,158
Sun Hung Kai Properties Ltd.	658	7,572

SEE NOTES TO FINANCIAL STATEMENTS.
50	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Techtronic Industries Co. Ltd.	812	10,839
Xinyi Glass Holdings Ltd.	4,214	9,325
		120,115
Ireland — 0.5%
Kingspan Group plc	119	10,938
Kingspan Group plc	163	15,188
		26,126
Italy — 0.7%
Enel SpA	1,060	6,894
FinecoBank Banca Fineco SpA	1,750	24,323
UniCredit SpA	890	8,236
		39,453
Japan — 19.1%
AGC, Inc.	309	11,603
Asahi Group Holdings Ltd.	677	25,537
Asahi Kasei Corp.	2,082	17,083
Bridgestone Corp.	657	24,089
Capcom Co. Ltd.	382	10,082
Central Japan Railway Co.	140	17,611
Daiichi Sankyo Co. Ltd.	1,032	25,987
Daikin Industries Ltd.	89	13,613
Daito Trust Construction Co. Ltd.	21	1,974
Daiwa House Industry Co. Ltd.	831	19,973
Dentsu Group, Inc.	690	24,876
Fast Retailing Co. Ltd.	10	4,558
Hitachi Ltd.	744	35,271
Honda Motor Co. Ltd.	1,113	29,270
Hoya Corp.	297	29,524
ITOCHU Corp.	888	26,804
Japan Airlines Co. Ltd. *	380	6,277
Kao Corp.	331	13,266
Keyence Corp.	87	34,934
Konami Holdings Corp.	219	13,436
Kubota Corp.	928	15,762
Kyowa Kirin Co. Ltd.	560	11,797
Mitsubishi Corp.	782	26,263
Mitsubishi Electric Corp.	459	4,808
Mitsubishi UFJ Financial Group, Inc.	2,758	16,033
Mitsui Fudosan Co. Ltd.	748	15,847
Murata Manufacturing Co. Ltd.	362	21,578
Nidec Corp.	151	9,743
Nintendo Co. Ltd.	22	10,086
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
NIPPON EXPRESS HOLDINGS, Inc.	217	12,723
Nippon Steel Corp.	289	4,597
Nippon Telegraph & Telephone Corp.	1,259	37,093
Nitori Holdings Co. Ltd.	115	11,852
Nomura Research Institute Ltd.	526	14,862
Ono Pharmaceutical Co. Ltd.	629	16,167
ORIX Corp.	1,122	20,460
Otsuka Corp.	465	15,242
Recruit Holdings Co. Ltd.	455	16,504
Rohm Co. Ltd.	161	11,276
Ryohin Keikaku Co. Ltd.	1,423	12,790
Seven & i Holdings Co. Ltd.	401	17,722
Shimadzu Corp.	88	2,864
Shin-Etsu Chemical Co. Ltd.	205	28,119
Shionogi & Co. Ltd.	271	15,063
SoftBank Group Corp.	278	11,438
Sony Group Corp.	552	47,657
Sumitomo Electric Industries Ltd.	1,231	13,232
Sumitomo Metal Mining Co. Ltd.	355	15,565
Sumitomo Mitsui Financial Group, Inc.	1,008	30,447
Suzuki Motor Corp.	373	11,253
T&D Holdings, Inc.	1,084	13,929
Takeda Pharmaceutical Co. Ltd.	297	8,627
Terumo Corp.	639	19,029
Tokio Marine Holdings, Inc.	650	35,161
Tokyo Electron Ltd.	84	35,317
Toyota Motor Corp.	3,162	54,180
Yamato Holdings Co. Ltd.	160	2,990
		1,053,844
Luxembourg — 0.1%
ArcelorMittal SA	290	8,453
Malta — 0.0% ^
BGP Holdings plc ‡ *	449	2
Netherlands — 6.3%
Adyen NV * (b)	9	14,794
Akzo Nobel NV (a)	273	23,721
ASML Holding NV	199	112,793
ING Groep NV (a)	877	8,309
Koninklijke Ahold Delhaize NV	619	18,252
Koninklijke DSM NV	147	24,723
Koninklijke KPN NV	8,306	28,659
Koninklijke Philips NV	206	5,380
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	51

JPMorgan International Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
NN Group NV	659	32,293
Shell plc	2,241	60,167
Wolters Kluwer NV	189	19,088
		348,179
Singapore — 0.9%
DBS Group Holdings Ltd.	1,397	33,884
Oversea-Chinese Banking Corp. Ltd.	1,225	10,880
United Overseas Bank Ltd.	250	5,356
		50,120
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria SA	8,143	42,731
Banco Santander SA (a)	2,814	8,224
Endesa SA	778	16,303
Iberdrola SA	5,930	68,136
Industria de Diseno Textil SA (a)	814	17,073
		152,467
Sweden — 1.9%
Atlas Copco AB, Class A	669	30,337
Lundin Energy AB (a)	578	23,917
SKF AB, Class B	1,240	20,244
Volvo AB, Class B	2,103	33,550
		108,048
Switzerland — 11.4%
Cie Financiere Richemont SA (Registered)	107	12,489
Givaudan SA (Registered)	10	41,518
Julius Baer Group Ltd.	90	4,313
Lonza Group AG (Registered)	77	45,174
Nestle SA (Registered)	1,260	162,612
Novartis AG (Registered)	1,075	94,988
Roche Holding AG	367	136,056
SGS SA (Registered)	10	25,973
Sika AG (Registered)	133	40,771
UBS Group AG (Registered)	1,302	22,099
Zurich Insurance Group AG	100	45,432
		631,425
Taiwan — 0.1%
Sea Ltd., ADR *	48	3,953
United Kingdom — 13.6%
3i Group plc	2,813	46,037
AstraZeneca plc	662	88,261
Barclays plc	21,163	38,900
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Berkeley Group Holdings plc *	504	25,577
BP plc	14,904	71,951
British American Tobacco plc	611	25,623
CK Hutchison Holdings Ltd.	535	3,752
DCC plc	149	11,282
Diageo plc	1,581	78,866
HSBC Holdings plc	4,651	29,061
InterContinental Hotels Group plc	517	33,011
Intertek Group plc	71	4,443
Lloyds Banking Group plc	67,039	38,076
London Stock Exchange Group plc	50	4,967
Prudential plc	1,474	18,350
Reckitt Benckiser Group plc	554	43,232
RELX plc	1,858	55,359
SSE plc	1,153	26,774
Standard Chartered plc	5,017	34,300
Taylor Wimpey plc	5,072	7,977
Tesco plc	8,523	28,956
Unilever plc	813	37,750
		752,505
United States — 1.9%
Ferguson plc	42	5,303
GlaxoSmithKline plc	528	11,898
Schneider Electric SE (a)	411	59,012
Stellantis NV	2,140	28,726
		104,939
Total Common Stocks (Cost $4,625,226)		5,138,804
Short-Term Investments — 7.4%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $204,860)	204,821	204,862
Investment of Cash Collateral from Securities Loaned — 3.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	127,422	127,333
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	73,567	73,567
Total Investment of Cash Collateral from Securities Loaned (Cost $200,904)		200,900
Total Short-Term Investments (Cost $405,764)		405,762

SEE NOTES TO FINANCIAL STATEMENTS.
52	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 100.4% (Cost $5,030,990)		5,544,566
Liabilities in Excess of Other Assets — (0.4)%		(21,526)
NET ASSETS — 100.0%		5,523,040
Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $177,073.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.5%
Banks	9.6
Insurance	5.6
Chemicals	4.5
Oil, Gas & Consumable Fuels	4.1
Semiconductors & Semiconductor Equipment	3.4
Textiles, Apparel & Luxury Goods	2.9
Food Products	2.9
Electric Utilities	2.9
Automobiles	2.8
Beverages	2.7
Metals & Mining	2.6
Machinery	2.3
Diversified Telecommunication Services	2.3
Personal Products	2.2
Professional Services	2.2
Capital Markets	2.1
IT Services	1.8
Multi-Utilities	1.6
Real Estate Management & Development	1.5
Industrial Conglomerates	1.5
Household Durables	1.5
Electrical Equipment	1.5
Food & Staples Retailing	1.3
Trading Companies & Distributors	1.2
Building Products	1.1
Electronic Equipment, Instruments & Components	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Others (each less than 1.0%)	11.9
Short-Term Investments	7.3
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	53

JPMorgan International Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	607	06/16/2022	AUD	78,334	2,036
MSCI EAFE E-Mini Index	826	06/17/2022	USD	82,402	(1,379)
					657

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
54	J.P. Morgan International Equity Funds	April 30, 2022

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Australia — 8.5%
Australia & New Zealand Banking Group Ltd.	177	3,371
BHP Group Ltd.	266	8,877
BlueScope Steel Ltd.	29	416
Glencore plc *	695	4,283
Harvey Norman Holdings Ltd.	141	502
JB Hi-Fi Ltd.	11	419
Metcash Ltd.	136	455
National Australia Bank Ltd.	200	4,557
Rio Tinto Ltd.	24	1,923
Rio Tinto plc	54	3,797
South32 Ltd.	291	969
Super Retail Group Ltd.	62	456
Westpac Banking Corp.	113	1,897
Worley Ltd.	109	1,062
		32,984
Austria — 1.3%
ANDRITZ AG	12	520
BAWAG Group AG * (a)	14	680
Erste Group Bank AG	25	768
OMV AG	32	1,608
Telekom Austria AG *	59	419
voestalpine AG	34	886
Wienerberger AG	13	376
		5,257
Belgium — 0.5%
Ageas SA	18	885
Bekaert SA	19	703
Telenet Group Holding NV	9	266
		1,854
China — 0.5%
BOC Hong Kong Holdings Ltd.	316	1,142
Yangzijiang Shipbuilding Holdings Ltd.	1,259	822
		1,964
Denmark — 1.7%
AP Moller - Maersk A/S, Class B	—	776
D/S Norden A/S	6	210
Drilling Co. of 1972 A/S (The) *	18	910
H+H International A/S, Class B *	24	582
Jyske Bank A/S (Registered) *	11	609
Matas A/S	38	532
Solar A/S, Class B	9	1,043
INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued
Spar Nord Bank A/S	83	1,055
Sydbank A/S	23	784
		6,501
Egypt — 0.3%
Energean plc *	74	1,100
Finland — 1.6%
Cargotec OYJ, Class B	12	421
Konecranes OYJ	13	374
Nokia OYJ *	370	1,878
Nordea Bank Abp	202	2,007
Outokumpu OYJ (b)	132	647
TietoEVRY OYJ (b)	10	257
Valmet OYJ	18	486
		6,070
France — 8.1%
AXA SA (b)	117	3,096
BNP Paribas SA	62	3,221
Carrefour SA	81	1,723
Cie de Saint-Gobain	25	1,436
Coface SA	41	495
Credit Agricole SA	91	985
Eiffage SA	11	1,131
Eutelsat Communications SA	84	928
IPSOS	18	870
Metropole Television SA	32	594
Orange SA	177	2,102
Publicis Groupe SA	20	1,205
Renault SA *	35	846
Rothschild & Co.	28	1,102
SCOR SE	18	516
Societe Generale SA	70	1,677
Sopra Steria Group SACA	3	496
SPIE SA	25	596
Technip Energies NV *	79	955
Television Francaise 1 (b)	56	473
TotalEnergies SE (b)	138	6,797
		31,244
Germany — 9.8%
Allianz SE (Registered)	21	4,730
Aurubis AG	7	819
Bayer AG (Registered) *	64	4,214
Bayerische Motoren Werke AG	19	1,505

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	55

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Continental AG *	7	471
Covestro AG (a)	18	786
Daimler Truck Holding AG *	26	684
Deutsche Bank AG (Registered) *	148	1,484
Deutsche Pfandbriefbank AG (a)	77	974
Deutsche Post AG (Registered)	60	2,561
Deutsche Telekom AG (Registered)	152	2,805
DWS Group GmbH & Co. KGaA (a)	10	324
E.ON SE	127	1,324
Freenet AG	21	580
HeidelbergCement AG	12	697
HOCHTIEF AG	4	267
Kloeckner & Co. SE *	71	914
Mercedes-Benz Group AG *	51	3,553
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,599
ProSiebenSat.1 Media SE	27	308
Siemens AG (Registered)	40	4,942
Talanx AG	10	405
Volkswagen AG (Preference)	14	2,097
		38,043
Hong Kong — 1.0%
Hongkong Land Holdings Ltd.	287	1,341
Kerry Properties Ltd.	420	1,136
Pacific Basin Shipping Ltd.	2,195	1,007
VTech Holdings Ltd.	57	402
		3,886
Italy — 3.4%
Anima Holding SpA (a)	104	508
Assicurazioni Generali SpA	84	1,593
Azimut Holding SpA	22	460
Credito Emiliano SpA	68	417
Eni SpA	209	2,923
Intesa Sanpaolo SpA	935	1,904
Maire Tecnimont SpA (b)	252	737
Mediobanca Banca di Credito Finanziario SpA	73	735
Pirelli & C SpA (a)	196	971
Poste Italiane SpA (a)	50	488
UniCredit SpA	137	1,267
Unipol Gruppo SpA	214	1,169
		13,172
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 21.0%
Acom Co. Ltd.	98	251
AGC, Inc.	26	978
Aiful Corp.	138	394
Aozora Bank Ltd.	23	450
Arcs Co. Ltd.	17	269
Bridgestone Corp.	36	1,301
Brother Industries Ltd.	40	690
Chiba Bank Ltd. (The)	98	567
Concordia Financial Group Ltd.	147	537
Cosmo Energy Holdings Co. Ltd.	58	1,438
Credit Saison Co. Ltd. (b)	92	1,034
Dai-ichi Life Holdings, Inc.	102	2,048
Daiwa Securities Group, Inc.	125	613
Fuyo General Lease Co. Ltd.	16	866
Hachijuni Bank Ltd. (The)	96	316
Hitachi Ltd.	43	2,020
Honda Motor Co. Ltd.	105	2,767
Isuzu Motors Ltd.	115	1,340
ITOCHU Corp.	49	1,482
Japan Post Holdings Co. Ltd.	193	1,355
Japan Post Insurance Co. Ltd.	74	1,195
Kamigumi Co. Ltd.	23	389
Kandenko Co. Ltd.	41	261
KDDI Corp.	105	3,474
Kinden Corp.	22	265
Mitsubishi Chemical Holdings Corp.	137	837
Mitsubishi Corp.	68	2,266
Mitsubishi Gas Chemical Co., Inc.	22	314
Mitsubishi UFJ Financial Group, Inc.	731	4,250
Mitsui & Co. Ltd.	95	2,288
Mitsui Fudosan Co. Ltd.	74	1,575
Mizuho Financial Group, Inc.	178	2,159
MS&AD Insurance Group Holdings, Inc.	44	1,319
Nichias Corp.	14	253
Nippon Telegraph & Telephone Corp.	98	2,900
Nippon Television Holdings, Inc.	33	314
Nomura Holdings, Inc.	274	1,055
Nomura Real Estate Holdings, Inc.	54	1,318
ORIX Corp.	119	2,174
Rengo Co. Ltd.	36	215
Resona Holdings, Inc.	190	827
Sanwa Holdings Corp.	37	333
SBI Holdings, Inc.	23	521
Sekisui House Ltd.	64	1,105

SEE NOTES TO FINANCIAL STATEMENTS.
56	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Shizuoka Bank Ltd. (The)	91	587
SoftBank Corp.	211	2,452
Sojitz Corp.	71	1,075
Sompo Holdings, Inc.	23	949
Sumitomo Corp.	94	1,486
Sumitomo Forestry Co. Ltd.	66	1,007
Sumitomo Mitsui Financial Group, Inc.	93	2,807
Sumitomo Mitsui Trust Holdings, Inc.	50	1,558
T&D Holdings, Inc.	92	1,182
Takeda Pharmaceutical Co. Ltd.	115	3,349
Tokyo Steel Manufacturing Co. Ltd.	53	551
Tokyo Tatemono Co. Ltd.	35	495
Tosoh Corp.	38	518
Toyota Motor Corp.	535	9,175
Toyota Tsusho Corp.	19	672
UBE Corp.	16	253
Yamaha Motor Co. Ltd.	55	1,144
		81,583
Luxembourg — 0.5%
ArcelorMittal SA	57	1,658
RTL Group SA	7	387
		2,045
Malta — 0.1%
Kindred Group plc, SDR	57	504
Netherlands — 6.1%
ABN AMRO Bank NV, CVA (a) (b)	91	1,133
Aegon NV	337	1,747
ASR Nederland NV	27	1,218
Flow Traders (a) (b)	21	692
Heijmans NV, CVA	56	764
ING Groep NV	211	2,002
Koninklijke Ahold Delhaize NV	63	1,870
NN Group NV	26	1,288
PostNL NV (b)	116	381
Randstad NV	13	667
Shell plc	420	11,262
Signify NV (a)	14	601
		23,625
Norway — 2.5%
DNB Bank ASA (b)	70	1,354
Elkem ASA (a)	230	953
Equinor ASA	80	2,707
INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
Europris ASA (a)	59	300
Norsk Hydro ASA	170	1,427
Olav Thon Eiendomsselskap ASA	24	493
Selvaag Bolig ASA	12	56
SpareBank 1 Nord Norge	80	854
SpareBank 1 SMN	42	597
SpareBank 1 SR-Bank ASA	46	588
Storebrand ASA	60	518
		9,847
Singapore — 1.5%
DBS Group Holdings Ltd.	64	1,560
Oversea-Chinese Banking Corp. Ltd.	207	1,836
StarHub Ltd.	378	343
United Overseas Bank Ltd.	68	1,449
Yangzijiang Financial Holding Pte. Ltd. *	1,260	497
		5,685
South Africa — 0.9%
Anglo American plc	76	3,373
Spain — 3.3%
Acerinox SA	40	427
Atresmedia Corp. de Medios de Comunicacion SA	190	726
Banco Bilbao Vizcaya Argentaria SA	518	2,718
Banco Santander SA (b)	944	2,758
CaixaBank SA (b)	293	945
Mediaset Espana Comunicacion SA *	96	431
Repsol SA	148	2,209
Telefonica SA	401	1,950
Unicaja Banco SA (a)	541	510
		12,674
Sweden — 2.7%
Bilia AB, Class A	24	330
Boliden AB (b)	25	1,092
Bonava AB, Class B	42	204
Humana AB *	52	274
Intrum AB * (b)	24	574
Inwido AB	42	573
Loomis AB	31	777
Lundin Energy AB (b)	27	1,124
Mekonomen AB *	34	392
Securitas AB, Class B	60	709
Skandinaviska Enskilda Banken AB, Class A	125	1,402
Skanska AB, Class B	29	544
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	57

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — continued
SSAB AB, Class B (b)	189	1,110
Svenska Handelsbanken AB, Class A	105	1,061
Volvo AB, Class B	14	230
		10,396
Switzerland — 6.2%
Adecco Group AG (Registered)	16	604
Julius Baer Group Ltd.	15	734
Mobilezone Holding AG (Registered)	51	824
Novartis AG (Registered)	108	9,584
Roche Holding AG	3	1,144
Swiss Life Holding AG (Registered)	2	1,479
Swisscom AG (Registered) (b)	2	1,153
UBS Group AG (Registered)	237	4,024
Vontobel Holding AG (Registered)	8	555
Zurich Insurance Group AG	9	4,063
		24,164
United Kingdom — 14.2%
3i Group plc	59	969
Aviva plc	276	1,481
Balfour Beatty plc	249	753
Barclays plc	969	1,782
Barratt Developments plc	139	852
Bellway plc	9	267
Berkeley Group Holdings plc *	10	513
BP plc	1,192	5,755
BT Group plc	575	1,276
Centrica plc *	1,490	1,476
CK Hutchison Holdings Ltd.	276	1,937
Crest Nicholson Holdings plc	84	265
Drax Group plc	122	1,237
easyJet plc *	111	766
Halfords Group plc	239	681
HSBC Holdings plc	1,071	6,693
IG Group Holdings plc	56	569
Inchcape plc	43	387
Investec plc	278	1,639
ITV plc	437	404
J Sainsbury plc	236	689
JET2 plc *	55	835
Johnson Matthey plc	50	1,366
Keller Group plc	44	468
Kier Group plc *	253	252
Land Securities Group plc, REIT	157	1,471
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Legal & General Group plc	427	1,331
Lloyds Banking Group plc	4,177	2,372
Man Group plc	271	788
Marks & Spencer Group plc *	530	905
Morgan Sindall Group plc	20	531
NatWest Group plc	399	1,071
OSB Group plc	172	1,203
Paragon Banking Group plc	75	462
Premier Foods plc	451	630
Rathbones Group plc	16	412
Reach plc	208	426
Redrow plc	48	314
Royal Mail plc	263	1,125
Standard Chartered plc	163	1,114
Taylor Wimpey plc	325	511
Tesco plc	599	2,034
Vistry Group plc	77	801
Vodafone Group plc	1,914	2,898
WPP plc	106	1,322
		55,033
United States — 2.5%
GlaxoSmithKline plc	278	6,276
Stellantis NV	97	1,303
Stellantis NV	62	836
Tenaris SA	74	1,124
		9,539
Total Common Stocks (Cost $361,439)		380,543
Short-Term Investments — 6.6%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (c) (d)(Cost $5,752)	5,751	5,753
Investment of Cash Collateral from Securities Loaned — 5.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (c) (d)	14,709	14,699
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (c) (d)	5,183	5,183
Total Investment of Cash Collateral from Securities Loaned (Cost $19,881)		19,882
Total Short-Term Investments (Cost $25,633)		25,635

SEE NOTES TO FINANCIAL STATEMENTS.
58	J.P. Morgan International Equity Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 104.8% (Cost $387,072)		406,178
Liabilities in Excess of Other Assets — (4.8)%		(18,478)
NET ASSETS — 100.0%		387,700
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

*	Non-income producing security.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $18,772.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	18.4%
Oil, Gas & Consumable Fuels	9.1
Insurance	8.9
Metals & Mining	8.1
Pharmaceuticals	6
Automobiles	6
Capital Markets	4.2
Diversified Telecommunication Services	3.1
Trading Companies & Distributors	2.8
Wireless Telecommunication Services	2.4
Industrial Conglomerates	2.2
Media	2.1
Food & Staples Retailing	2
Real Estate Management & Development	1.6
Construction & Engineering	1.5
Household Durables	1.4
Chemicals	1.2
Air Freight & Logistics	1
Energy Equipment & Services	1
Others (each less than 1.0%)	10.7
Short-Term Investments	6.3
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited)
(Amounts in thousands, except per share amounts)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$9,421,456	$2,908,681	$ 593,016
Investments in affiliates, at value	267,806	43,823	12,091
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	107	14,062	48,178
Cash	—	4,238	98
Foreign currency, at value	4,775	1,131	—
Deposits at broker for futures contracts	—	12,043	834
Receivables:
Investment securities sold	10,291	155,227	931
Fund shares sold	131,113	137,432	59
Dividends from non-affiliates	4,182	6,028	2,369
Dividends from affiliates	59	10	2
Tax reclaims	230	122	3,350
Securities lending income (See Note 2.C)	—(a)	3	8
Variation margin on futures contracts	—	3,769	34
Total Assets	9,840,019	3,286,569	660,970
LIABILITIES:
Payables:
Due to custodian	10,241	—	—
Foreign currency due to custodian, at value	—	—	460
Investment securities purchased	—	—	5,093
Collateral received on securities loaned (See Note 2.C)	107	14,063	48,178
Fund shares redeemed	94,084	317,760	250
Accrued liabilities:
Investment advisory fees	5,472	569	312
Administration fees	523	140	39
Distribution fees	138	—	21
Service fees	746	19	40
Custodian and accounting fees	143	180	14
Trustees’ and Chief Compliance Officer’s fees	—	—	—(a)
Deferred foreign capital gains tax	49,934	7,716	—
Other	403	30	21
Total Liabilities	161,791	340,477	54,428
Net Assets	$9,678,228	$2,946,092	$ 606,542 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
60	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$8,828,888	$3,082,344	$ 712,608
Total distributable earnings (loss)	849,340	(136,252)	(106,066)
Total Net Assets:	$9,678,228	$2,946,092	$ 606,542
Net Assets:
Class A	$ 476,166	$ —	$ 73,397
Class C	51,142	—	7,015
Class I	2,901,502	236,318	69,744
Class L	1,804,078	—	75,636
Class R2	465	—	—
Class R3	12,570	—	—
Class R4	2,908	—	—
Class R5	15,147	—	—
Class R6	4,414,250	2,709,774	380,750
Total	$9,678,228	$2,946,092	$ 606,542
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,507	—	2,832
Class C	1,848	—	307
Class I	98,095	14,208	2,638
Class L	60,492	—	2,823
Class R2	16	—	—
Class R3	439	—	—
Class R4	99	—	—
Class R5	508	—	—
Class R6	148,159	163,851	14,277
Net Asset Value (a):
Class A — Redemption price per share	$ 28.85	$ —	$ 25.92
Class C — Offering price per share (b)	27.67	—	22.86
Class I — Offering and redemption price per share	29.58	16.63	26.43
Class L — Offering and redemption price per share	29.82	—	26.79
Class R2 — Offering and redemption price per share	28.45	—	—
Class R3 — Offering and redemption price per share	28.64	—	—
Class R4 — Offering and redemption price per share	29.47	—	—
Class R5 — Offering and redemption price per share	29.82	—	—
Class R6 — Offering and redemption price per share	29.79	16.54	26.67
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 30.45	$ —	$ 27.36
Cost of investments in non-affiliates	$8,504,575	$2,859,310	$ 575,629
Cost of investments in affiliates	267,802	43,823	12,092
Cost of foreign currency	3,472	1,131	—
Investment securities on loan, at value (See Note 2.C)	106	13,480	44,177
Cost of investment of cash collateral (See Note 2.C)	107	14,061	48,178

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$4,234,728	$1,362,361	$156,122
Investments in affiliates, at value	127,803	39,689	7,724
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	202,371	—	—
Options purchased, at value	—	—	6,077
Cash	51	50	751
Foreign currency, at value	2,745	967	204
Deposits at broker for futures contracts	—	—	642
Receivables:
Investment securities sold	—	—	995
Fund shares sold	312,065	1,544	635
Dividends from non-affiliates	12,176	1,739	636
Dividends from affiliates	39	20	1
Tax reclaims	7,971	5,603	424
Securities lending income (See Note 2.C)	126	5	—
Other assets	—	69	—
Total Assets	4,900,075	1,412,047	174,211
LIABILITIES:
Payables:
Investment securities purchased	95,972	2,937	1,215
Collateral received on securities loaned (See Note 2.C)	202,371	—	—
Fund shares redeemed	116,207	848	615
Variation margin on futures contracts	—	—	39
Outstanding options written, at fair value	—	—	1,036
Accrued liabilities:
Investment advisory fees	1,610	959	16
Administration fees	123	9	—
Distribution fees	93	71	1
Service fees	173	161	36
Custodian and accounting fees	85	73	12
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	55	42	17
Total Liabilities	416,689	5,100	2,988
Net Assets	$4,483,386	$1,406,947	$171,223
SEE NOTES TO FINANCIAL STATEMENTS.
62	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$4,036,997	$1,118,469	$179,991
Total distributable earnings (loss)	446,389	288,478	(8,768)
Total Net Assets:	$4,483,386	$1,406,947	$171,223
Net Assets:
Class A	$ 365,217	$ 268,558	$ 5,203
Class C	8,331	18,734	284
Class I	623,210	654,222	165,497
Class R2	20,627	1,783	—
Class R5	9,074	2,216	21
Class R6	3,456,927	461,434	218
Total	$4,483,386	$1,406,947	$171,223
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,721	11,896	354
Class C	526	843	19
Class I	36,411	28,583	11,216
Class R2	1,244	79	—
Class R5	527	97	2
Class R6	201,358	20,152	15
Net Asset Value (a):
Class A — Redemption price per share	$ 16.81	$ 22.57	$ 14.68
Class C — Offering price per share (b)	15.85	22.23	14.65
Class I — Offering and redemption price per share	17.12	22.89	14.76
Class R2 — Offering and redemption price per share	16.59	22.40	—
Class R5 — Offering and redemption price per share	17.21	22.89	14.78
Class R6 — Offering and redemption price per share	17.17	22.90	14.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 17.74	$ 23.82	$ 15.49
Cost of investments in non-affiliates	$3,767,366	$1,191,605	$147,593
Cost of investments in affiliates	127,784	39,692	7,724
Cost of options purchased	—	—	4,108
Cost of foreign currency	2,748	967	206
Investment securities on loan, at value (See Note 2.C)	169,016	—	—
Cost of investment of cash collateral (See Note 2.C)	202,371	—	—
Premiums received from options written	—	—	3,954

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$5,138,804	$380,543
Investments in affiliates, at value	204,862	5,753
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	200,900	19,882
Cash	4,433	—
Foreign currency, at value	606	—
Deposits at broker for futures contracts	11,765	—
Receivables:
Investment securities sold	29,816	658
Fund shares sold	567,563	818
Dividends from non-affiliates	18,416	2,851
Dividends from affiliates	57	3
Tax reclaims	10,118	2,232
Securities lending income (See Note 2.C)	187	20
Total Assets	6,187,527	412,760
LIABILITIES:
Payables:
Due to custodian	—	266
Foreign currency due to custodian, at value	—	289
Investment securities purchased	461,303	2,647
Collateral received on securities loaned (See Note 2.C)	200,899	19,882
Fund shares redeemed	309	587
Variation margin on futures contracts	382	—
Accrued liabilities:
Investment advisory fees	714	148
Administration fees	240	3
Distribution fees	8	40
Service fees	27	37
Custodian and accounting fees	132	24
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)
Other	473	1,137
Total Liabilities	664,487	25,060
Net Assets	$5,523,040	$387,700 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
64	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$5,318,902	$451,151
Total distributable earnings (loss)	204,138	(63,451)
Total Net Assets:	$5,523,040	$387,700
Net Assets:
Class A	$ 37,317	$177,422
Class C	—	2,490
Class I	313,629	37,651
Class L	—	6,285
Class R2	—	500
Class R5	—	33
Class R6	5,172,094	163,319
Total	$5,523,040	$387,700
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,080	15,053
Class C	—	217
Class I	17,407	3,106
Class L	—	521
Class R2	—	43
Class R5	—	3
Class R6	288,141	13,630
Net Asset Value (a):
Class A — Redemption price per share	$ 17.94	$ 11.79
Class C — Offering price per share (b)	—	11.44
Class I — Offering and redemption price per share	18.02	12.12
Class L — Offering and redemption price per share	—	12.05
Class R2 — Offering and redemption price per share	—	11.59
Class R5 — Offering and redemption price per share	—	11.97
Class R6 — Offering and redemption price per share	17.95	11.98
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 18.93	$ 12.44
Cost of investments in non-affiliates	$4,625,226	$361,439
Cost of investments in affiliates	204,860	5,752
Cost of foreign currency	631	—
Investment securities on loan, at value	177,073	18,772
Cost of investment of cash collateral (See Note 2.C)	200,904	19,881

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	65

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ —	$ 3	$ 1
Dividend income from non-affiliates	49,549	46,566	11,865
Dividend income from affiliates	90	34	10
Non-cash dividend income from non-affiliates	13,536	4,198	2,368
Income from securities lending (net) (See Note 2.C)	85	20	86
Foreign taxes withheld (net)	(5,770)	(3,902)	(1,485)
Total investment income	57,490	46,919	12,845
EXPENSES:
Investment advisory fees	40,116	4,495	2,764
Administration fees	4,115	1,348	346
Distribution fees:
Class A	729	—	103
Class C	250	—	36
Class R2	2	—	—
Class R3	17	—	—
Service fees:
Class A	729	—	103
Class C	83	—	12
Class I	4,859	137	397
Class L	1,103	—	41
Class R3	17	—	—
Class R4	4	—	—
Class R5	9	—	—
Custodian and accounting fees	2,119	959	76
Interest expense to affiliates	14	—	9
Professional fees	143	49	46
Trustees’ and Chief Compliance Officer’s fees	31	18	14
Printing and mailing costs	358	15	30
Registration and filing fees	222	46	35
Transfer agency fees (See Note 2.I)	130	13	20
Other	333	39	27
Total expenses	55,383	7,119	4,059
Less fees waived	(1,804)	(796)	(20)
Less expense reimbursements	(55)	—	—
Net expenses	53,524	6,323	4,039
Net investment income (loss)	$ 3,966	$ 40,596	$ 8,806
SEE NOTES TO FINANCIAL STATEMENTS.
66	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ 58,730(a)	$(144,648)(b)	$ (51,787)
Investments in affiliates	(21)	(14)	(7)
Futures contracts	—	(420)	2,066
Foreign currency transactions	(3,457)	(1,113)	(2,159)
Forward foreign currency exchange contracts	—	—	—
Net realized gain (loss)	55,252	(146,195)	(51,887)
Distribution of capital gain received from investment company affiliates	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,600,687)(c)	(502,838)(d)	(112,693)
Investments in affiliates	4	1	(1)
Futures contracts	—	77	(1,615)
Foreign currency translations	1,104	119	(314)
Change in net unrealized appreciation/depreciation	(3,599,579)	(502,641)	(114,623)
Net realized/unrealized gains (losses)	(3,544,327)	(648,836)	(166,510)
Change in net assets resulting from operations	$(3,540,361)	$(608,240)	$(157,704)

(a)	Net of foreign capital gains tax of $(250).
(b)	Net of foreign capital gains tax of $(2,160).
(c)	Net of change in foreign capital gains tax of $(89).
(d)	Net of change in foreign capital gains tax of $5,322.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	67

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ —	$ —	$ —
Interest income from affiliates	—	—(a)	—
Dividend income from non-affiliates	65,897	36,677	2,708
Dividend income from affiliates	69	34	2
Non-cash dividend income from non-affiliates	—	3,517	—
Income from securities lending (net) (See Note 2.C)	347	84	—
Foreign taxes withheld (net)	(6,505)	(3,253)	(270)
Total investment income	59,808	37,059	2,440
EXPENSES:
Investment advisory fees	11,777	9,993	210
Administration fees	1,766	1,249	63
Distribution fees:
Class A	515	394	6
Class C	37	82	1
Class R2	57	5	—
Service fees:
Class A	515	394	6
Class C	12	28	—
Class I	776	970	204
Class R2	28	2	—
Class R5	5	1	—
Custodian and accounting fees	307	290	41
Interest expense to affiliates	8	5	—
Professional fees	67	52	46
Trustees’ and Chief Compliance Officer’s fees	20	17	13
Printing and mailing costs	60	49	13
Registration and filing fees	88	92	55
Transfer agency fees (See Note 2.I)	56	33	1
Other	62	44	9
Total expenses	16,156	13,700	668
Less fees waived	(2,706)	(2,941)	(158)
Less expense reimbursements	—	—	—(a)
Net expenses	13,450	10,759	510
Net investment income (loss)	$ 46,358	$ 26,300	$ 1,930 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
68	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ (36,377)	$ 224,853	$ 879
Investments in affiliates	(44)	(5)	—
Options purchased	—	—	(6,076)
Futures contracts	—	71	(604)
Foreign currency transactions	(859)	(345)	(40)
Options written	—	—	5,505
Net realized gain (loss)	(37,280)	224,574	(336)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(884,227)	(803,012)	(24,366)
Investments in affiliates	19	(3)	—
Options purchased	—	—	3,612
Futures contracts	—	—	(233)
Foreign currency translations	(1,171)	(384)	(57)
Options written	—	—	1,199
Change in net unrealized appreciation/depreciation	(885,379)	(803,399)	(19,845)
Net realized/unrealized gains (losses)	(922,659)	(578,825)	(20,181)
Change in net assets resulting from operations	$(876,301)	$(552,525)	$(18,251)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	69

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ 2	$ —
Interest income from affiliates	—(a)	—
Dividend income from non-affiliates	80,992	8,938
Dividend income from affiliates	96	5
Non-cash dividend income from non-affiliates	—	871
Income from securities lending (net) (See Note 2.C)	526	48
Foreign taxes withheld (net)	(7,756)	(805)
Total investment income	73,860	9,057
EXPENSES:
Investment advisory fees	4,904	1,088
Administration fees	1,839	148
Distribution fees:
Class A	53	231
Class C	—	12
Class R2	—	1
Service fees:
Class A	53	231
Class C	—	4
Class I	453	48
Class L	—	3
Class R2	—	1
Custodian and accounting fees	330	49
Interest expense to affiliates	36	1
Professional fees	82	49
Trustees’ and Chief Compliance Officer’s fees	20	13
Printing and mailing costs	13	8
Registration and filing fees	65	67
Transfer agency fees (See Note 2.I)	33	9
Other	78	25
Total expenses	7,959	1,988
Less fees waived	(1,570)	(409)
Less expense reimbursements	—	(1)
Net expenses	6,389	1,578
Net investment income (loss)	$ 67,471	$ 7,479 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
70	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ 40,943	$ (76)
Investments in affiliates	(36)	(1)
Futures contracts	(2,412)	(367)
Foreign currency transactions	(1,473)	109
Net realized gain (loss)	37,022	(335)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(745,853)	(40,325)
Investments in affiliates	(3)	1
Futures contracts	501	(50)
Foreign currency translations	(1,597)	(266)
Change in net unrealized appreciation/depreciation	(746,952)	(40,640)
Net realized/unrealized gains (losses)	(709,930)	(40,975)
Change in net assets resulting from operations	$(642,459)	$(33,496)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 3,966	$ (660)	$ 40,596	$ 70,642
Net realized gain (loss)	55,252	570,100	(146,195)	184,068
Distributions of capital gains received from investment company affiliates	—	—	—	—
Change in net unrealized appreciation/depreciation	(3,599,579)	749,583	(502,641)	221,738
Change in net assets resulting from operations	(3,540,361)	1,319,023	(608,240)	476,448
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(22,535)	—	—	—
Class C	(2,610)	—	—	—
Class I	(162,208)	(4,875)	(231)	(1)
Class L	(91,277)	(3,336)	—	—
Class R2	(19)	—	—	—
Class R3	(504)	—	—	—
Class R4	(135)	(1)	—	—
Class R5	(704)	(80)	—	—
Class R6	(206,914)	(10,851)	(199,236)	(50,836)
Total distributions to shareholders	(486,906)	(19,143)	(199,467)	(50,837)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(130,289)	1,315,679	(39,589)	527,435
NET ASSETS:
Change in net assets	(4,157,556)	2,615,559	(847,296)	953,046
Beginning of period	13,835,784	11,220,225	3,793,388	2,840,342
End of period	$ 9,678,228	$13,835,784	$2,946,092	$3,793,388
SEE NOTES TO FINANCIAL STATEMENTS.
72	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 8,806	$ 12,685	$ 46,358	$ 80,677
Net realized gain (loss)	(51,887)	65,264	(37,280)	332,125
Change in net unrealized appreciation/depreciation	(114,623)	119,032	(885,379)	630,933
Change in net assets resulting from operations	(157,704)	196,981	(876,301)	1,043,735
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,773)	(839)	(27,845)	(3,040)
Class C	(188)	(80)	(669)	(42)
Class I	(9,923)	(772)	(38,399)	(4,786)
Class L	(2,043)	(920)	—	—
Class R2	—	—	(1,477)	(292)
Class R5	—	—	(678)	(99)
Class R6	(11,157)	(4,405)	(256,785)	(33,732)
Total distributions to shareholders	(25,084)	(7,016)	(325,853)	(41,991)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(285,188)	445,725	839,823	913,051
NET ASSETS:
Change in net assets	(467,976)	635,690	(362,331)	1,914,795
Beginning of period	1,074,518	438,828	4,845,717	2,930,922
End of period	$ 606,542	$1,074,518	$4,483,386	$4,845,717
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 26,300	$ 58,536	$ 1,930	$ 2,600
Net realized gain (loss)	224,574	75,956	(336)	(5,465)
Change in net unrealized appreciation/depreciation	(803,399)	610,179	(19,845)	26,744
Change in net assets resulting from operations	(552,525)	744,671	(18,251)	23,879
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,362)	(1,160)	(77)	(29)
Class C	(261)	(42)	(6)	(1)
Class I	(14,693)	(4,486)	(4,049)	(2,175)
Class R2	(21)	(9)	—	—
Class R5	(56)	(32)	(1)	(1)
Class R6	(50,762)	(28,297)	(4)	(1)
Total distributions to shareholders	(71,155)	(34,026)	(4,137)	(2,207)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,889,661)	407,973	40,835	(6,164)
NET ASSETS:
Change in net assets	(2,513,341)	1,118,618	18,447	15,508
Beginning of period	3,920,288	2,801,670	152,776	137,268
End of period	$ 1,406,947	$3,920,288	$171,223	$152,776
SEE NOTES TO FINANCIAL STATEMENTS.
74	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 67,471	$ 126,966	$ 7,479	$ 13,022
Net realized gain (loss)	37,022	283,157	(335)	4,345
Change in net unrealized appreciation/depreciation	(746,952)	1,196,412	(40,640)	104,838
Change in net assets resulting from operations	(642,459)	1,606,535	(33,496)	122,205
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,695)	(402)	(8,496)	(4,156)
Class C	—	—	(136)	(106)
Class I	(15,314)	(10,216)	(1,804)	(914)
Class L	—	—	(331)	(192)
Class R2	—	—	(22)	(11)
Class R5	—	—	(2)	(3)
Class R6	(182,288)	(95,880)	(7,825)	(3,877)
Total distributions to shareholders	(199,297)	(106,498)	(18,616)	(9,259)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,368,954	(1,366,544)	43,113	15,889
NET ASSETS:
Change in net assets	527,198	133,493	(8,999)	128,835
Beginning of period	4,995,842	4,862,349	396,699	267,864
End of period	$5,523,040	$ 4,995,842	$387,700	$396,699
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 72,542	$ 254,285	$ —	$ —
Distributions reinvested	21,957	—	—	—
Cost of shares redeemed	(124,291)	(192,488)	—	—
Change in net assets resulting from Class A capital transactions	(29,792)	61,797	—	—
Class C
Proceeds from shares issued	1,419	21,002	—	—
Distributions reinvested	2,464	—	—	—
Cost of shares redeemed	(12,578)	(18,983)	—	—
Change in net assets resulting from Class C capital transactions	(8,695)	2,019	—	—
Class I
Proceeds from shares issued	737,549	2,529,253	289,005	6,294
Distributions reinvested	152,054	4,534	232	1
Cost of shares redeemed	(1,413,676)	(2,287,926)	(28,388)	(466)
Change in net assets resulting from Class I capital transactions	(524,073)	245,861	260,849	5,829
Class L
Proceeds from shares issued	375,238	1,202,345	—	—
Distributions reinvested	90,633	3,299	—	—
Cost of shares redeemed	(510,665)	(693,103)	—	—
Change in net assets resulting from Class L capital transactions	(44,794)	512,541	—	—
Class R2
Proceeds from shares issued	80	415	—	—
Distributions reinvested	19	—	—	—
Cost of shares redeemed	(36)	(288)	—	—
Change in net assets resulting from Class R2 capital transactions	63	127	—	—
Class R3
Proceeds from shares issued	3,296	13,765	—	—
Distributions reinvested	227	—	—	—
Cost of shares redeemed	(1,233)	(5,183)	—	—
Change in net assets resulting from Class R3 capital transactions	2,290	8,582	—	—
Class R4
Proceeds from shares issued	574	2,383	—	—
Distributions reinvested	135	1	—	—
Cost of shares redeemed	(464)	(1,833)	—	—
Change in net assets resulting from Class R4 capital transactions	245	551	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
76	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$ 2,496	$ 18,329	$ —	$ —
Distributions reinvested	651	79	—	—
Cost of shares redeemed	(2,589)	(63,474)	—	—
Change in net assets resulting from Class R5 capital transactions	558	(45,066)	—	—
Class R6
Proceeds from shares issued	1,170,304	2,782,507	626,445	1,383,412
Distributions reinvested	189,279	9,925	199,236	50,835
Cost of shares redeemed	(885,674)	(2,263,165)	(1,126,119)	(912,641)
Change in net assets resulting from Class R6 capital transactions	473,909	529,267	(300,438)	521,606
Total change in net assets resulting from capital transactions	$ (130,289)	$ 1,315,679	$ (39,589)	$ 527,435
SHARE TRANSACTIONS:
Class A
Issued	2,151	6,043	—	—
Reinvested	591	—	—	—
Redeemed	(3,559)	(4,582)	—	—
Change in Class A Shares	(817)	1,461	—	—
Class C
Issued	44	523	—	—
Reinvested	69	—	—	—
Redeemed	(380)	(464)	—	—
Change in Class C Shares	(267)	59	—	—
Class I
Issued	20,934	58,966	15,500	281
Reinvested	3,999	106	12	—
Redeemed	(41,117)	(52,366)	(1,565)	(22)
Change in Class I Shares	(16,184)	6,706	13,947	259
Class L
Issued	10,537	27,731	—	—
Reinvested	2,366	77	—	—
Redeemed	(14,334)	(15,762)	—	—
Change in Class L Shares	(1,431)	12,046	—	—
Class R2
Issued	2	10	—	—
Reinvested	1	—	—	—
Redeemed	(1)	(7)	—	—
Change in Class R2 Shares	2	3	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	98	334	—	—
Reinvested	6	—	—	—
Redeemed	(35)	(124)	—	—
Change in Class R3 Shares	69	210	—	—
Class R4
Issued	16	54	—	—
Reinvested	4	—	—	—
Redeemed	(13)	(42)	—	—
Change in Class R4 Shares	7	12	—	—
Class R5
Issued	70	416	—	—
Reinvested	17	2	—	—
Redeemed	(73)	(1,466)	—	—
Change in Class R5 Shares	14	(1,048)	—	—
Class R6
Issued	34,215	63,838	35,237	64,804
Reinvested	4,950	232	10,435	2,474
Redeemed	(25,924)	(51,699)	(64,205)	(42,567)
Change in Class R6 Shares	13,241	12,371	(18,533)	24,711
SEE NOTES TO FINANCIAL STATEMENTS.
78	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 3,798	$ 6,061	$ 45,611	$ 128,373
Distributions reinvested	1,698	805	27,642	3,017
Cost of shares redeemed	(6,159)	(15,952)	(37,996)	(50,637)
Change in net assets resulting from Class A capital transactions	(663)	(9,086)	35,257	80,753
Class C
Proceeds from shares issued	65	543	817	2,112
Distributions reinvested	183	79	669	42
Cost of shares redeemed	(2,942)	(4,769)	(1,587)	(3,467)
Change in net assets resulting from Class C capital transactions	(2,694)	(4,147)	(101)	(1,313)
Class I
Proceeds from shares issued	51,229	412,233	265,574	217,953
Distributions reinvested	9,021	721	38,299	4,774
Cost of shares redeemed	(358,634)	(48,189)	(110,519)	(91,184)
Change in net assets resulting from Class I capital transactions	(298,384)	364,765	193,354	131,543
Class L
Proceeds from shares issued	7,945	11,606	—	—
Distributions reinvested	2,037	917	—	—
Cost of shares redeemed	(5,871)	(6,155)	—	—
Change in net assets resulting from Class L capital transactions	4,111	6,368	—	—
Class R2
Proceeds from shares issued	—	—	3,053	5,946
Distributions reinvested	—	—	1,474	289
Cost of shares redeemed	—	—	(2,833)	(9,508)
Change in net assets resulting from Class R2 capital transactions	—	—	1,694	(3,273)
Class R5
Proceeds from shares issued	—	—	1,886	4,537
Distributions reinvested	—	—	650	95
Cost of shares redeemed	—	—	(1,596)	(3,471)
Change in net assets resulting from Class R5 capital transactions	—	—	940	1,161
Class R6
Proceeds from shares issued	38,473	135,760	1,034,724	1,637,397
Distributions reinvested	10,393	4,405	256,061	33,605
Cost of shares redeemed	(36,424)	(52,340)	(682,106)	(966,822)
Change in net assets resulting from Class R6 capital transactions	12,442	87,825	608,679	704,180
Total change in net assets resulting from capital transactions	$(285,188)	$445,725	$ 839,823	$ 913,051
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	131	204	2,323	6,338
Reinvested	58	31	1,370	155
Redeemed	(215)	(561)	(1,993)	(2,491)
Change in Class A Shares	(26)	(326)	1,700	4,002
Class C
Issued	2	21	44	108
Reinvested	7	3	35	2
Redeemed	(118)	(189)	(87)	(179)
Change in Class C Shares	(109)	(165)	(8)	(69)
Class I
Issued	1,685	13,177	13,925	10,466
Reinvested	301	27	1,865	242
Redeemed	(13,380)	(1,563)	(5,912)	(4,423)
Change in Class I Shares	(11,394)	11,641	9,878	6,285
Class L
Issued	264	384	—	—
Reinvested	67	34	—	—
Redeemed	(198)	(212)	—	—
Change in Class L Shares	133	206	—	—
Class R2
Issued	—	—	164	296
Reinvested	—	—	74	15
Redeemed	—	—	(148)	(468)
Change in Class R2 Shares	—	—	90	(157)
Class R5
Issued	—	—	101	219
Reinvested	—	—	31	5
Redeemed	—	—	(78)	(165)
Change in Class R5 Shares	—	—	54	59
Class R6
Issued	1,288	4,263	55,539	79,648
Reinvested	344	163	12,433	1,702
Redeemed	(1,348)	(1,668)	(37,798)	(46,388)
Change in Class R6 Shares	284	2,758	30,174	34,962
SEE NOTES TO FINANCIAL STATEMENTS.
80	J.P. Morgan International Equity Funds	April 30, 2022

	International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 55,948	$ 195,801	$ 3,689	$ 3,079
Distributions reinvested	5,307	1,132	77	29
Cost of shares redeemed	(67,045)	(32,379)	(1,511)	(1,473)
Change in net assets resulting from Class A capital transactions	(5,790)	164,554	2,255	1,635
Class C
Proceeds from shares issued	1,461	8,415	131	184
Distributions reinvested	260	42	6	1
Cost of shares redeemed	(3,033)	(3,542)	(132)	(7)
Change in net assets resulting from Class C capital transactions	(1,312)	4,915	5	178
Class I
Proceeds from shares issued	190,812	534,780	89,078	57,032
Distributions reinvested	14,119	4,249	3,842	2,032
Cost of shares redeemed	(224,640)	(182,797)	(54,423)	(67,180)
Change in net assets resulting from Class I capital transactions	(19,709)	356,232	38,497	(8,116)
Class R2
Proceeds from shares issued	417	947	—	—
Distributions reinvested	21	9	—	—
Cost of shares redeemed	(363)	(716)	—	—
Change in net assets resulting from Class R2 capital transactions	75	240	—	—
Class R5
Proceeds from shares issued	217	424	—	—
Distributions reinvested	56	32	1	—
Cost of shares redeemed	(691)	(749)	—	—
Change in net assets resulting from Class R5 capital transactions	(418)	(293)	1	—
Class R6
Proceeds from shares issued	85,526	452,976	112	151
Distributions reinvested	50,271	28,297	5	1
Cost of shares redeemed	(566,706)	(598,948)	(40)	(13)
Redemptions in-kind	(1,431,598)	—	—	—
Change in net assets resulting from Class R6 capital transactions	(1,862,507)	(117,675)	77	139
Total change in net assets resulting from capital transactions	$(1,889,661)	$ 407,973	$ 40,835	$ (6,164)
SHARE TRANSACTIONS:
Class A
Issued	2,189	7,283	232	192
Reinvested	205	45	5	2
Redeemed	(2,748)	(1,217)	(96)	(92)
Change in Class A Shares	(354)	6,111	141	102
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class C
Issued	57	316	8	11
Reinvested	10	2	—	—
Redeemed	(122)	(134)	(8)	—
Change in Class C Shares	(55)	184	—	11
Class I
Issued	7,441	19,663	5,596	3,560
Reinvested	538	165	241	135
Redeemed	(9,166)	(6,676)	(3,457)	(4,418)
Change in Class I Shares	(1,187)	13,152	2,380	(723)
Class R2
Issued	17	36	—	—
Reinvested	1	—	—	—
Redeemed	(14)	(26)	—	—
Change in Class R2 Shares	4	10	—	—
Class R5
Issued	8	15	—	—
Reinvested	2	1	—	—
Redeemed	(27)	(27)	—	—
Change in Class R5 Shares	(17)	(11)	—	—
Class R6
Issued	3,340	16,687	7	9
Reinvested	1,917	1,099	—	—
Redeemed	(21,797)	(22,086)	(2)	(1)
Redemptions in-kind	(60,558)	—	—	—
Change in Class R6 Shares	(77,098)	(4,300)	5	8
SEE NOTES TO FINANCIAL STATEMENTS.
82	J.P. Morgan International Equity Funds	April 30, 2022

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 712	$ 1,989	$ 21,599	$ 39,262
Distributions reinvested	1,642	389	8,400	4,095
Cost of shares redeemed	(4,775)	(22,274)	(16,228)	(34,717)
Change in net assets resulting from Class A capital transactions	(2,421)	(19,896)	13,771	8,640
Class C
Proceeds from shares issued	—	—	127	165
Distributions reinvested	—	—	135	104
Cost of shares redeemed	—	—	(1,309)	(2,175)
Change in net assets resulting from Class C capital transactions	—	—	(1,047)	(1,906)
Class I
Proceeds from shares issued	75,161	105,581	7,674	12,348
Distributions reinvested	15,288	10,212	1,784	829
Cost of shares redeemed	(103,229)	(342,012)	(5,847)	(11,848)
Change in net assets resulting from Class I capital transactions	(12,780)	(226,219)	3,611	1,329
Class L
Proceeds from shares issued	—	—	349	2,881
Distributions reinvested	—	—	310	179
Cost of shares redeemed	—	—	(554)	(3,956)
Change in net assets resulting from Class L capital transactions	—	—	105	(896)
Class R2
Proceeds from shares issued	—	—	32	175
Distributions reinvested	—	—	22	11
Cost of shares redeemed	—	—	(2)	(252)
Change in net assets resulting from Class R2 capital transactions	—	—	52	(66)
Class R5
Proceeds from shares issued	—	—	24	21
Distributions reinvested	—	—	2	3
Cost of shares redeemed	—	—	(52)	(64)
Change in net assets resulting from Class R5 capital transactions	—	—	(26)	(40)
Class R6
Proceeds from shares issued	1,424,432	359,932	37,644	52,793
Distributions reinvested	181,166	95,880	7,790	3,621
Cost of shares redeemed	(221,443)	(1,576,241)	(18,787)	(47,586)
Change in net assets resulting from Class R6 capital transactions	1,384,155	(1,120,429)	26,647	8,828
Total change in net assets resulting from capital transactions	$1,368,954	$(1,366,544)	$ 43,113	$ 15,889
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	36	100	1,690	3,054
Reinvested	83	21	685	356
Redeemed	(238)	(1,211)	(1,270)	(2,757)
Change in Class A Shares	(119)	(1,090)	1,105	653
Class C
Issued	—	—	10	12
Reinvested	—	—	11	10
Redeemed	—	—	(105)	(181)
Change in Class C Shares	—	—	(84)	(159)
Class I
Issued	3,788	5,301	582	923
Reinvested	765	540	141	70
Redeemed	(5,228)	(17,195)	(449)	(921)
Change in Class I Shares	(675)	(11,354)	274	72
Class L
Issued	—	—	28	219
Reinvested	—	—	25	15
Redeemed	—	—	(43)	(301)
Change in Class L Shares	—	—	10	(67)
Class R2
Issued	—	—	3	14
Reinvested	—	—	2	1
Redeemed	—	—	(—)(a)	(20)
Change in Class R2 Shares	—	—	5	(5)
Class R5
Issued	—	—	2	2
Redeemed	—	—	(4)	(5)
Change in Class R5 Shares	—	—	(2)	(3)
Class R6
Issued	76,037	17,749	2,914	4,060
Reinvested	9,108	5,089	626	310
Redeemed	(10,933)	(80,049)	(1,451)	(3,744)
Change in Class R6 Shares	74,212	(57,211)	2,089	626

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
84	J.P. Morgan International Equity Funds	April 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$40.54	$(0.04)	$(10.32)	$(10.36)	$(0.07)	$(1.26)	$(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)	—	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)	—	(0.10)
Class C
Six Months Ended April 30, 2022(Unaudited)	38.96	(0.13)	(9.90)	(10.03)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	—(g)	—	—
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)	—	(0.01)
Class I
Six Months Ended April 30, 2022(Unaudited)	41.60	(0.01)	(10.58)	(10.59)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)	—	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)	—	(0.14)
Class L
Six Months Ended April 30, 2022(Unaudited)	41.96	0.02	(10.68)	(10.66)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)	—	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)	—	(0.17)
Class R2
Six Months Ended April 30, 2022(Unaudited)	39.99	(0.09)	(10.19)	(10.28)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)	—	(0.08)
July 31, 2017(h) through October 31, 2017	26.40	(0.01)	1.18	1.17	—	—	—
Class R3
Six Months Ended April 30, 2022(Unaudited)	40.30	(0.05)	(10.24)	(10.29)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)	—	(0.11)
July 31, 2017(h) through October 31, 2017	26.40	0.01	1.18	1.19	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
86	J.P. Morgan International Equity Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$28.85	(26.28)%	$ 476,166	1.24(f)%	(0.26)(f)%	1.31(f)%	11%
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22

27.67	(26.47)	51,142	1.74(f)	(0.78)(f)	1.81(f)	11
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22

29.58	(26.20)	2,901,502	0.99(f)	(0.04)(f)	1.05(f)	11
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22

29.82	(26.17)	1,804,078	0.89(f)	0.09(f)	0.90(f)	11
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22

28.45	(26.41)	465	1.54(f)	(0.54)(f)	1.81(f)	11
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

28.64	(26.29)	12,570	1.29(f)	(0.29)(f)	1.31(f)	11
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class R4
Six Months Ended April 30, 2022(Unaudited)	$41.45	$(0.01)	$(10.55)	$(10.56)	$(0.16)	$(1.26)	$(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)	—	(0.13)
July 31, 2017(h) through October 31, 2017	27.05	0.02	1.21	1.23	—	—	—
Class R5
Six Months Ended April 30, 2022(Unaudited)	41.88	0.02	(10.67)	(10.65)	(0.15)	(1.26)	(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)	—	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)	—	(0.18)
Class R6
Six Months Ended April 30, 2022(Unaudited)	41.95	0.04	(10.68)	(10.64)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)	—	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
88	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$29.47	(26.22)%	$ 2,908	1.04(f)%	(0.03)(f)%	1.06(f)%	11%
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

29.82	(26.15)	15,147	0.89(f)	0.10(f)	0.92(f)	11
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22

29.79	(26.14)	4,414,250	0.79(f)	0.20(f)	0.80(f)	11
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2022(Unaudited)	$20.87	$0.19	$(3.38)	$(3.19)	$(0.52)	$(0.53)	$(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019(g) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Six Months Ended April 30, 2022(Unaudited)	20.77	0.21	(3.37)	(3.16)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018(h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.
90	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$16.63	(15.90)%	$ 236,318	0.45(f)%	2.21(f)%	0.64(f)%	16%
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44(f)	2.52(f)	0.70(f)	28

16.54	(15.84)	2,709,774	0.35(f)	2.26(f)	0.39(f)	16
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34(f)	2.90(f)	0.46(f)	28
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$30.91	$0.28	$(4.65)	$(4.37)	$(0.62)
Year Ended October 31, 2021	21.64	0.40(g)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Class C
Six Months Ended April 30, 2022(Unaudited)	27.25	0.16	(4.08)	(3.92)	(0.47)
Year Ended October 31, 2021	19.10	0.22(g)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Class I
Six Months Ended April 30, 2022(Unaudited)	31.57	0.16	(4.57)	(4.41)	(0.73)
Year Ended October 31, 2021	22.10	0.47(g)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Class L
Six Months Ended April 30, 2022(Unaudited)	31.99	0.36	(4.81)	(4.45)	(0.75)
Year Ended October 31, 2021	22.38	0.54(g)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Class R6
Six Months Ended April 30, 2022(Unaudited)	31.86	0.36	(4.77)	(4.41)	(0.78)
Year Ended October 31, 2021	22.29	0.55(g)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018(h) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
92	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$25.92	(14.36)%	$ 73,397	1.24(f)%	1.98(f)%	1.24(f)%	43%
30.91	44.30	88,315	1.24	1.37(g)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189

22.86	(14.58)	7,015	1.74(f)	1.27(f)	1.75(f)	43
27.25	43.56	11,313	1.74	0.86(g)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189

26.43	(14.25)	69,744	0.98(f)	1.07(f)	0.98(f)	43
31.57	44.61	443,053	0.98	1.52(g)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189

26.79	(14.19)	75,636	0.82(f)	2.43(f)	0.83(f)	43
31.99	44.88	86,054	0.84	1.78(g)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189

26.67	(14.13)	380,750	0.72(f)	2.45(f)	0.73(f)	43
31.86	45.01	445,783	0.74	1.83(g)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$21.63	$0.15	$(3.61)	$(3.46)	$(0.37)	$(0.99)	$(1.36)
Year Ended October 31, 2021	16.47	0.30(g)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Class C
Six Months Ended April 30, 2022(Unaudited)	20.41	0.09	(3.39)	(3.30)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18(g)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Class I
Six Months Ended April 30, 2022(Unaudited)	22.02	0.20	(3.69)	(3.49)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36(g)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Class R2
Six Months Ended April 30, 2022(Unaudited)	21.31	0.12	(3.55)	(3.43)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23(g)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Class R5
Six Months Ended April 30, 2022(Unaudited)	22.14	0.19	(3.69)	(3.50)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39(g)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
SEE NOTES TO FINANCIAL STATEMENTS.
94	J.P. Morgan International Equity Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$16.81	(16.98)%	$365,217	0.95(f)%	1.58(f)%	1.11(f)%	18%
21.63	32.56	433,033	0.95	1.47(g)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17

15.85	(17.16)	8,331	1.45(f)	1.02(f)	1.62(f)	18
20.41	31.94	10,899	1.45	0.91(g)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17

17.12	(16.85)	623,210	0.70(f)	2.03(f)	0.85(f)	18
22.02	32.94	584,191	0.70	1.71(g)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17

16.59	(17.06)	20,627	1.25(f)	1.27(f)	1.46(f)	18
21.31	32.18	24,598	1.25	1.13(g)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17

17.21	(16.83)	9,074	0.60(f)	1.97(f)	0.71(f)	18
22.14	33.04	10,463	0.60	1.85(g)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class R6
Six Months Ended April 30, 2022(Unaudited)	$22.10	$0.20	$(3.68)	$(3.48)	$(0.46)	$(0.99)	$(1.45)
Year Ended October 31, 2021	16.81	0.42(g)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.
SEE NOTES TO FINANCIAL STATEMENTS.
96	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$17.17	(16.77)%	$3,456,927	0.50(f)%	2.01(f)%	0.60(f)%	18%
22.10	33.20	3,782,533	0.50	1.98(g)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$27.55	$0.18	$(4.73)	$(4.55)	$(0.43)
Year Ended October 31, 2021	22.07	0.35(g)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36	(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16	4.09	4.25	(0.35)
Class C
Six Months Ended April 30, 2022(Unaudited)	27.06	0.11	(4.65)	(4.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20(g)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26	(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05	4.06	4.11	(0.25)
Class I
Six Months Ended April 30, 2022(Unaudited)	27.95	0.21	(4.79)	(4.58)	(0.48)
Year Ended October 31, 2021	22.39	0.42(g)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44	(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23	4.13	4.36	(0.40)
Class R2
Six Months Ended April 30, 2022(Unaudited)	27.25	0.14	(4.69)	(4.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27(g)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35	(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06	4.14	4.20	(0.30)
Class R5
Six Months Ended April 30, 2022(Unaudited)	27.96	0.22	(4.79)	(4.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44(g)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53	(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20	4.17	4.37	(0.42)
SEE NOTES TO FINANCIAL STATEMENTS.
98	J.P. Morgan International Equity Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$22.57	(16.72)%	$268,558	1.00(f)%	1.39(f)%	1.21(f)%	16%
27.55	25.74	337,503	1.00	1.31(g)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34
18.24	(13.20)	84,325	1.00	1.75	1.38	63
21.14	25.16	67,684	1.24	0.83	1.46	38

22.23	(16.91)	18,734	1.50(f)	0.89(f)	1.73(f)	16
27.06	25.11	24,272	1.50	0.77(g)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34
17.98	(13.60)	22,532	1.50	1.29	1.89	63
20.90	24.51	14,534	1.74	0.27	2.00	38

22.89	(16.59)	654,222	0.75(f)	1.63(f)	0.96(f)	16
27.95	26.04	832,039	0.75	1.54(g)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34
18.49	(12.96)	189,061	0.75	2.09	1.13	63
21.41	25.60	131,356	0.89	1.14	1.19	38

22.40	(16.83)	1,783	1.30(f)	1.13(f)	1.50(f)	16
27.25	25.35	2,078	1.30	1.00(g)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34
18.14	(13.46)	773	1.30	1.70	1.72	63
21.11	24.85	97	1.49	0.31	2.79	38

22.89	(16.57)	2,216	0.65(f)	1.69(f)	0.87(f)	16
27.96	26.19	3,172	0.65	1.61(g)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34
18.49	(12.84)	3,341	0.65	2.56	1.07	63
21.39	25.67	90	0.79	1.01	2.44	38
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class R6
Six Months Ended April 30, 2022(Unaudited)	$27.98	$0.21	$(4.76)	$(4.55)	$(0.53)
Year Ended October 31, 2021	22.40	0.46(g)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44	(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26	4.12	4.38	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.
SEE NOTES TO FINANCIAL STATEMENTS.
100	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$22.90	(16.50)%	$ 461,434	0.55(f)%	1.60(f)%	0.71(f)%	16%
27.98	26.28	2,721,224	0.55	1.68(g)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
18.50	(12.81)	175,198	0.55	2.12	0.87	63
21.40	25.72	143,868	0.74	1.37	0.95	38
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$16.73	$0.18	$(1.85)	$(1.67)	$(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019(g) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Six Months Ended April 30, 2022(Unaudited)	16.68	0.10	(1.81)	(1.71)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019(g) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Six Months Ended April 30, 2022(Unaudited)	16.83	0.18	(1.84)	(1.66)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019(g) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Six Months Ended April 30, 2022(Unaudited)	16.86	0.19	(1.84)	(1.65)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019(g) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Six Months Ended April 30, 2022(Unaudited)	16.88	0.21	(1.85)	(1.64)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019(g) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
102	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$14.68	(10.15)%	$ 5,203	0.85(f)%	2.33(f)%	1.04(f)%	9%
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85(f)	1.95(f)	1.31(f)	9

14.65	(10.38)	284	1.35(f)	1.33(f)	1.55(f)	9
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35(f)	1.73(f)	1.92(f)	9

14.76	(10.02)	165,497	0.60(f)	2.30(f)	0.79(f)	9
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60(f)	3.38(f)	1.19(f)	9

14.78	(9.97)	21	0.45(f)	2.35(f)	0.70(f)	9
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45(f)	3.59(f)	1.03(f)	9

14.79	(9.92)	218	0.35(f)	2.66(f)	0.56(f)	9
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35(f)	3.69(f)	0.93(f)	9
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$21.26	$0.24	$(2.78)	$(2.54)	$(0.78)	$ —	$(0.78)
Year Ended October 31, 2021	15.84	0.43(g)	5.16	5.59	(0.17)	—	(0.17)
Year Ended October 31, 2020	17.93	0.36	(1.96)	(1.60)	(0.49)	—	(0.49)
Year Ended October 31, 2019	16.79	0.51	1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45	(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34	3.23	3.57	(0.35)	—	(0.35)
Class I
Six Months Ended April 30, 2022(Unaudited)	21.39	0.25	(2.79)	(2.54)	(0.83)	—	(0.83)
Year Ended October 31, 2021	16.05	0.47(g)	5.23	5.70	(0.36)	—	(0.36)
Year Ended October 31, 2020	18.17	0.36	(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56	1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35	(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41	3.23	3.64	(0.40)	—	(0.40)
Class R6
Six Months Ended April 30, 2022(Unaudited)	21.33	0.27	(2.80)	(2.53)	(0.85)	—	(0.85)
Year Ended October 31, 2021	16.00	0.49(g)	5.21	5.70	(0.37)	—	(0.37)
Year Ended October 31, 2020	18.11	0.39	(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57	1.16	1.73	(0.59)	—	(0.59)
November 1, 2017(h) through October 31, 2018	18.98	0.56	(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share for each share class would have remained the same and the net investment income (loss) ratios would have been 2.13%, 2.33%, and 2.44% for Class A, Class I and Class R6, respectively.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
104	J.P. Morgan International Equity Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$17.94	(12.31)%	$ 37,317	0.47(f)%	2.38(f)%	0.84(f)%	9%
21.26	35.44	46,779	0.60	2.15(g)	0.88	20
15.84	(9.26)	52,118	0.60	2.21	0.83	52
17.93	10.39	213,256	0.60	3.00	0.83	22
16.79	(8.66)	203,437	0.60	2.40	0.84	42
18.76	23.41	298,112	0.59	1.98	0.90	33

18.02	(12.26)	313,629	0.35(f)	2.48(f)	0.56(f)	9
21.39	35.78	386,797	0.35	2.35(g)	0.56	20
16.05	(9.05)	472,455	0.34	2.15	0.56	52
18.17	10.65	185,680	0.35	3.28	0.56	22
17.01	(8.42)	152,610	0.35	1.85	0.56	42
18.92	23.71	4,740,590	0.34	2.37	0.58	33

17.95	(12.24)	5,172,094	0.25(f)	2.78(f)	0.30(f)	9
21.33	35.93	4,562,266	0.25	2.46(g)	0.31	20
16.00	(8.96)	4,337,776	0.24	2.35	0.30	52
18.11	10.78	4,435,538	0.25	3.37	0.31	22
16.97	(8.60)	4,344,571	0.25	3.00	0.32	42
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$13.46	$0.23	$(1.29)	$(1.06)	$(0.61)
Year Ended October 31, 2021	9.46	0.43(g)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22	2.50	2.72	(0.69)
Class C
Six Months Ended April 30, 2022(Unaudited)	13.02	0.17	(1.23)	(1.06)	(0.52)
Year Ended October 31, 2021	9.14	0.33(g)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15	2.42	2.57	(0.67)
Class I
Six Months Ended April 30, 2022(Unaudited)	13.84	0.25	(1.33)	(1.08)	(0.64)
Year Ended October 31, 2021	9.72	0.47(g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28	2.55	2.83	(0.78)
Class L
Six Months Ended April 30, 2022(Unaudited)	13.78	0.25	(1.33)	(1.08)	(0.65)
Year Ended October 31, 2021	9.66	0.47(g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27	2.57	2.84	(0.79)
Class R2
Six Months Ended April 30, 2022(Unaudited)	13.22	0.20	(1.26)	(1.06)	(0.57)
Year Ended October 31, 2021	9.29	0.39(g)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19	2.46	2.65	(0.68)
Class R5
Six Months Ended April 30, 2022(Unaudited)	13.67	0.28	(1.34)	(1.06)	(0.64)
Year Ended October 31, 2021	9.60	0.41(g)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23	2.59	2.82	(0.82)
SEE NOTES TO FINANCIAL STATEMENTS.
106	J.P. Morgan International Equity Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$11.79	(8.05)%	$177,422	1.00(f)%	3.55(f)%	1.23(f)%	11%
13.46	46.20	187,774	1.00	3.39(g)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90
14.26	23.30	316,510	1.35	1.71	1.35	31

11.44	(8.34)	2,490	1.50(f)	2.79(f)	1.76(f)	11
13.02	45.54	3,923	1.50	2.70(g)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90
13.78	22.67	20,997	1.85	1.21	1.87	31

12.12	(7.97)	37,651	0.75(f)	3.86(f)	0.98(f)	11
13.84	46.51	39,188	0.75	3.58(g)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90
14.62	23.66	144,875	1.04	2.07	1.04	31

12.05	(8.00)	6,285	0.66(f)	3.88(f)	0.84(f)	11
13.78	46.77	7,042	0.66	3.66(g)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90
14.55	23.88	201,672	0.87	2.03	0.88	31

11.59	(8.22)	500	1.30(f)	3.25(f)	1.59(f)	11
13.22	45.84	514	1.30	3.14(g)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90
14.01	23.02	1,369	1.58	1.52	1.73	31

11.97	(7.93)	33	0.65(f)	4.35(f)	0.84(f)	11
13.67	46.74	67	0.65	3.24(g)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
14.51	23.81	62	0.93	1.69	4.00	31
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class R6
Six Months Ended April 30, 2022(Unaudited)	$13.71	$0.26	$(1.32)	$(1.06)	$(0.67)
Year Ended October 31, 2021	9.62	0.49(g)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31	2.53	2.84	(0.82)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6,respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6, respectively.
SEE NOTES TO FINANCIAL STATEMENTS.
108	J.P. Morgan International Equity Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$11.98	(7.93)%	$163,319	0.55(f)%	4.07(f)%	0.73(f)%	11%
13.71	46.99	158,191	0.55	3.83(g)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
14.53	23.99	108,302	0.80	2.28	0.82	31
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited)
(Dollar values in thousands)
1.  Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 8 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”),
JPMorgan International Focus Fund (“International Focus Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Class A Shares of International Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
110	J.P. Morgan International Equity Funds	April 30, 2022

2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A.  Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the  "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
April 30, 2022	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$ 551,331	$ —	$—	$ 551,331
China	247,149	2,704,394	—	2,951,543
Hong Kong	—	475,149	—	475,149
India	290,761	1,832,518	—	2,123,279
Indonesia	—	424,269	—	424,269
Macau	—	48,921	—	48,921
Mexico	303,316	—	—	303,316
Panama	66,264	—	—	66,264
Poland	—	34,466	—	34,466
Portugal	—	89,295	—	89,295
South Africa	72,233	73,285	—	145,518
South Korea	—	790,082	—	790,082
Taiwan	756,695	358,809	—	1,115,504
United Kingdom	—	109,652	—	109,652
United States	144,031	48,836	—	192,867
Total Common Stocks	2,431,780	6,989,676	—	9,421,456
Short-Term Investments
Investment Companies	267,806	—	—	267,806
Investment of Cash Collateral from Securities Loaned	107	—	—	107
Total Short-Term Investments	267,913	—	—	267,913
Total Investments in Securities	$2,699,693	$6,989,676	$—	$9,689,369

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$182,209	$ —	$ —	$ 182,209
Chile	11,347	—	—	11,347
China	48,016	847,933	—	895,949
Colombia	5,352	—	—	5,352
Greece	—	14,274	—	14,274
Hong Kong	—	5,579	—	5,579
Hungary	—	11,198	—	11,198
India	42,303	335,312	—	377,615
Indonesia	16,177	38,174	—	54,351
Malaysia	13,972	20,624	—	34,596
Mexico	84,570	—	—	84,570
Peru	11,094	—	—	11,094
Philippines	—	13,330	—	13,330
Poland	—	13,262	—	13,262
Qatar	12,624	6,142	—	18,766
Russia	—	—	892	892
Saudi Arabia	4,249	120,714	—	124,963
Singapore	—	2,718	—	2,718
112	J.P. Morgan International Equity Funds	April 30, 2022

Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$ 34,735	$ 88,445	$ —	$ 123,180
South Korea	—	392,600	—	392,600
Taiwan	28,492	404,323	—	432,815
Thailand	54,907	6,990	—	61,897
Turkey	6,651	—	—	6,651
United Arab Emirates	6,720	21,354	—	28,074
United States	—	1,399	—	1,399
Total Common Stocks	563,418	2,344,371	892	2,908,681
Short-Term Investments
Investment Companies	43,823	—	—	43,823
Investment of Cash Collateral from Securities Loaned	14,062	—	—	14,062
Total Short-Term Investments	57,885	—	—	57,885
Total Investments in Securities	$621,303	$2,344,371	$892	$2,966,566
Appreciation in Other Financial Instruments
Futures Contracts	$ 77	$ —	$ —	$ 77
Transfers between level 1 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2022.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2022.
Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 12,823	$—	$ 12,823
Austria	—	6,617	—	6,617
Denmark	—	47,127	—	47,127
Finland	—	20,959	—	20,959
France	—	97,803	—	97,803
Germany	—	92,385	—	92,385
Ireland	9,168	108	—	9,276
Italy	—	7,051	—	7,051
Luxembourg	—	6,134	—	6,134
Netherlands	—	38,030	—	38,030
Norway	—	8,688	—	8,688
Spain	—	7,753	—	7,753
Switzerland	—	105,063	—	105,063
United Kingdom	1,867	117,059	—	118,926
United States	—	14,381	—	14,381
Total Common Stocks	11,035	581,981	—	593,016
Short-Term Investments
Investment Companies	12,091	—	—	12,091
Investment of Cash Collateral from Securities Loaned	48,178	—	—	48,178
Total Short-Term Investments	60,269	—	—	60,269
April 30, 2022	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Europe Dynamic Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$71,304	$581,981	$—	$653,285
Depreciation in Other Financial Instruments
Futures Contracts	$ (264)	$ —	$—	$ (264)

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 112,477	$—	$ 112,477
Austria	—	36,856	—	36,856
Belgium	—	59,685	—	59,685
China	—	34,693	—	34,693
Denmark	—	260,363	—	260,363
Finland	—	29,279	—	29,279
France	—	679,203	—	679,203
Germany	—	378,463	—	378,463
Hong Kong	—	157,403	—	157,403
India	41,122	—	—	41,122
Japan	—	537,131	—	537,131
Netherlands	—	253,370	—	253,370
Singapore	—	92,118	—	92,118
South Africa	—	68,826	—	68,826
South Korea	—	76,370	—	76,370
Spain	—	92,781	—	92,781
Sweden	—	163,086	—	163,086
Switzerland	—	460,691	—	460,691
Taiwan	60,289	—	—	60,289
United Kingdom	—	451,538	—	451,538
United States	—	188,984	—	188,984
Total Common Stocks	101,411	4,133,317	—	4,234,728
Short-Term Investments
Investment Companies	127,803	—	—	127,803
Investment of Cash Collateral from Securities Loaned	202,371	—	—	202,371
Total Short-Term Investments	330,174	—	—	330,174
Total Investments in Securities	$431,585	$4,133,317	$—	$4,564,902

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 49,409	$—	$ 49,409
Belgium	—	28,987	—	28,987
Canada	80,585	—	—	80,585
114	J.P. Morgan International Equity Funds	April 30, 2022

International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
China	$ —	$ 33,657	$—	$ 33,657
Denmark	—	74,064	—	74,064
France	—	138,178	—	138,178
Germany	—	75,560	—	75,560
Hong Kong	—	68,290	—	68,290
India	33,384	—	—	33,384
Indonesia	—	26,541	—	26,541
Japan	—	65,907	—	65,907
Netherlands	—	104,594	—	104,594
Singapore	—	37,318	—	37,318
South Africa	—	44,450	—	44,450
South Korea	—	62,928	—	62,928
Spain	—	30,314	—	30,314
Sweden	—	19,881	—	19,881
Switzerland	—	157,149	—	157,149
Taiwan	45,891	—	—	45,891
United Kingdom	—	138,706	—	138,706
United States	—	46,568	—	46,568
Total Common Stocks	159,860	1,202,501	—	1,362,361
Short-Term Investments
Investment Companies	39,689	—	—	39,689
Total Investments in Securities	$199,549	$1,202,501	$—	$1,402,050

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 10,304	$—	$ 10,304
Belgium	—	689	—	689
China	—	829	—	829
Denmark	—	5,467	—	5,467
Finland	—	1,281	—	1,281
France	—	18,235	—	18,235
Germany	—	14,703	—	14,703
Hong Kong	—	4,098	—	4,098
Ireland	—	761	—	761
Italy	—	1,089	—	1,089
Japan	—	35,565	—	35,565
Luxembourg	—	216	—	216
Netherlands	—	10,054	—	10,054
Singapore	—	1,603	—	1,603
Spain	—	4,511	—	4,511
Sweden	—	3,155	—	3,155
Switzerland	—	18,526	—	18,526
Taiwan	119	—	—	119
United Kingdom	—	21,800	—	21,800
April 30, 2022	J.P. Morgan International Equity Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$ —	$ 3,117	$—	$ 3,117
Total Common Stocks	119	156,003	—	156,122
Options Purchased
Put Options Purchased	6,077	—	—	6,077
Short-Term Investments
Investment Companies	7,724	—	—	7,724
Total Investments in Securities	$13,920	$156,003	$—	$169,923
Appreciation in Other Financial Instruments
Futures Contracts	$ 100	$ —	$—	$ 100
Depreciation in Other Financial Instruments
Futures Contracts	(323)	—	—	(323)
Options Written
Call Options Written	(156)	—	—	(156)
Put Options Written	(880)	—	—	(880)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ (1,259)	$ —	$—	$ (1,259)

International Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 320,921	$—	$ 320,921
Belgium	—	23,440	—	23,440
China	—	26,691	—	26,691
Denmark	—	187,490	—	187,490
Finland	—	44,172	—	44,172
France	—	629,936	—	629,936
Germany	—	506,525	—	506,525
Hong Kong	—	120,115	—	120,115
Ireland	—	26,126	—	26,126
Italy	—	39,453	—	39,453
Japan	—	1,053,844	—	1,053,844
Luxembourg	—	8,453	—	8,453
Malta	—	—	2	2
Netherlands	—	348,179	—	348,179
Singapore	—	50,120	—	50,120
Spain	—	152,467	—	152,467
Sweden	—	108,048	—	108,048
Switzerland	—	631,425	—	631,425
Taiwan	3,953	—	—	3,953
United Kingdom	—	752,505	—	752,505
United States	—	104,939	—	104,939
Total Common Stocks	3,953	5,134,849	2	5,138,804
Short-Term Investments
Investment Companies	204,862	—	—	204,862
116	J.P. Morgan International Equity Funds	April 30, 2022

International Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$200,900	$ —	$—	$ 200,900
Total Short-Term Investments	405,762	—	—	405,762
Total Investments in Securities	$409,715	$5,134,849	$ 2	$5,544,566
Appreciation in Other Financial Instruments
Futures Contracts	$ 2,036	$ —	$—	$ 2,036
Depreciation in Other Financial Instruments
Futures Contracts	(1,379)	—	—	(1,379)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ 657	$ —	$—	$ 657

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$ —	$ 32,984	$—	$ 32,984
Austria	—	5,257	—	5,257
Belgium	—	1,854	—	1,854
China	—	1,964	—	1,964
Denmark	532	5,969	—	6,501
Egypt	1,100	—	—	1,100
Finland	—	6,070	—	6,070
France	—	31,244	—	31,244
Germany	—	38,043	—	38,043
Hong Kong	—	3,886	—	3,886
Italy	—	13,172	—	13,172
Japan	—	81,583	—	81,583
Luxembourg	—	2,045	—	2,045
Malta	—	504	—	504
Netherlands	—	23,625	—	23,625
Norway	1,403	8,444	—	9,847
Singapore	497	5,188	—	5,685
South Africa	—	3,373	—	3,373
Spain	—	12,674	—	12,674
Sweden	274	10,122	—	10,396
Switzerland	—	24,164	—	24,164
United Kingdom	2,401	52,632	—	55,033
United States	—	9,539	—	9,539
Total Common Stocks	6,207	374,336	—	380,543
Short-Term Investments
Investment Companies	5,753	—	—	5,753
Investment of Cash Collateral from Securities Loaned	19,882	—	—	19,882
Total Short-Term Investments	25,635	—	—	25,635
Total Investments in Securities	$31,842	$374,336	$—	$406,178
April 30, 2022	J.P. Morgan International Equity Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
B.  Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C.  Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the as of April 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$ 106	$ (106)	$—
Emerging Markets Research Enhanced Equity Fund	13,480	(13,480)	—
Europe Dynamic Fund	44,177	(44,177)	—
International Equity Fund	169,016	(169,016)	—
International Research Enhanced Equity Fund	177,073	(177,073)	—
International Value Fund	18,772	(18,772)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
118	J.P. Morgan International Equity Funds	April 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Emerging Markets Equity Fund	$6
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	2
International Equity Fund	8
International Focus Fund	3
International Research Enhanced Equity Fund	4
International Value Fund	1
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D.  Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Emerging Markets Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$ 24,800	$1,675,531	$1,432,508	$(21)	$ 4	$267,806	267,753	$ 90	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	222,040	150,500	372,500	(32)*	—(c)	8	8	26*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	25,886	319,665	345,452	—	—	99	99	2*	—
Total	$272,726	$2,145,696	$2,150,460	$(53)	$ 4	$267,913		$118	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan International Equity Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Emerging Markets Research Enhanced Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$ 3,718	$745,224	$705,105	$(14)	$—(c)	$43,823	43,814	$34	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	22,493	48,000	64,000	(8)*	1	6,486	6,491	7*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	2,859	98,486	93,769	—	—	7,576	7,576	2*	—
Total	$29,070	$891,710	$862,874	$(22)	$ 1	$57,885		$43	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$46,060	$253,946	$287,907	$(7)	$(1)	$12,091	12,089	$10	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	—	73,000	39,000	1*	—(c)	34,001	34,025	8*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	7,173	129,488	122,484	—	—	14,177	14,177	4*	—
Total	$53,233	$456,434	$449,391	$(6)	$(1)	$60,269		$22	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

120	J.P. Morgan International Equity Funds	April 30, 2022

International Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$123,785	$ 968,511	$ 964,468	$(44)	$19	$127,803	127,777	$ 69	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	111,000	561,000	535,975	(16)*	—(c)	136,009	136,104	59*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	13,466	609,509	556,613	—	—	66,362	66,362	16*	—
Total	$248,251	$2,139,020	$2,057,056	$(60)	$19	$330,174		$144	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Focus Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$47,837	$595,620	$ 603,760	$ (5)	$(3)	$39,689	39,681	$34	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	33,000	234,000	266,986	(14)*	—	—	—	8*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	3,469	160,401	163,870	—	—	—	—	5*	—
Total	$84,306	$990,021	$1,034,616	$(19)	$(3)	$39,689		$47	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.29% (a) (b)	$3,536	$54,734	$50,546	$—	$—	$7,724	7,724	$2	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.

April 30, 2022	J.P. Morgan International Equity Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
International Research Enhanced Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$ 93,239	$ 936,459	$ 824,801	$(36)	$ 1	$204,862	204,821	$ 96	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	82,347	399,000	354,000	(10)*	(4)	127,333	127,422	47*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	10,123	411,295	347,851	—	—	73,567	73,567	18*	—
Total	$185,709	$1,746,754	$1,526,652	$(46)	$(3)	$405,762		$161	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Value Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	$2,400	$ 40,191	$ 36,838	$(1)	$ 1	$ 5,753	5,751	$ 5	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	3,199	41,501	30,000	(1)*	—	14,699	14,709	6*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	945	52,091	47,853	—	—	5,183	5,183	2*	—
Total	$6,544	$133,783	$114,691	$(2)	$ 1	$25,635		$13	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets
122	J.P. Morgan International Equity Funds	April 30, 2022

and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F.  Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds' exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G.  Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
April 30, 2022	J.P. Morgan International Equity Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$82,512	$20,389	$ 14,652	$ 7,409	$108,795	$3,581
Average Notional Balance Short	—	—	(14,662)	—	—	—
Ending Notional Balance Long	4,119	7,675	—	8,672	160,736	—
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	—	747	—	—
Average Number of Contracts Written	—	—	—	(1,494)	—	—
Ending Number of Contracts Purchased	—	—	—	819	—	—
Ending Number of Contracts Written	—	—	—	(1,638)	—	—
The Funds' derivatives contracts held at April 30, 2022 are not accounted for as hedging instruments under GAAP.
H.  Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I.  Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Emerging Markets Equity Fund
Transfer agency fees	$ 16	$ 2	$42	$ 12	$ 1	$ —(a)	$ —(a)	$ 2	$55	$130
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	2	n/a	n/a	n/a	n/a	n/a	11	13
Europe Dynamic Fund
Transfer agency fees	6	1	11	1	n/a	n/a	n/a	n/a	1	20
International Equity Fund
Transfer agency fees	11	1	14	n/a	12	n/a	n/a	—(a)	18	56
International Focus Fund
Transfer agency fees	4	2	16	n/a	—(a)	n/a	n/a	1	10	33
International Hedged Equity Fund
Transfer agency fees	—(a)	—(a)	1	n/a	n/a	n/a	n/a	—(a)	—(a)	1
124	J.P. Morgan International Equity Funds	April 30, 2022

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
International Research Enhanced Equity Fund
Transfer agency fees	$ 9	n/a	$12	n/a	n/a	n/a	n/a	n/a	$12	$ 33
International Value Fund
Transfer agency fees	6	$ 1	1	$ —(a)	$ —(a)	n/a	n/a	$ —(a)	1	9

(a)	Amount rounds to less than one thousand.
J.  Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
K.  Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of several court rulings in certain European countries, the tax authorities of each of these countries, recently paid European Dynamic Fund (Finland & Sweden), International Equity Fund (Sweden), International Focus Fund (Finland), International Research Enhanced Equity Fund (Finland & Sweden) and International Value Fund (Finland, Spain & Sweden) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds' shareholders. These IRS fees are estimated through the year ended October 31, 2021 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable.
L.  Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3.  Fees and Other Transactions with Affiliates
A.  Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:
Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55
April 30, 2022	J.P. Morgan International Equity Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B.  Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2022, the effective annualized rate for Emerging Markets Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Focus Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund was 0.07%, 0.075%, 0.075%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended ended April 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$ 7	$—(a)
Europe Dynamic Fund	1	—
International Equity Fund	26	1
International Focus Fund	39	—(a)
International Hedged Equity Fund	1	—
International Research Enhanced Equity Fund	—(a)	—
International Value Fund	19	—

(a)	Amount rounds to less than one thousand.
D.  Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
126	J.P. Morgan International Equity Funds	April 30, 2022

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
International Focus Fund	0.25%	0.25%	0.25%	n/a%	0.25%	n/a%	n/a%	0.10%
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F.  Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	1.30	n/a	n/a	0.65	0.55
The expense limitation agreements were in effect for the six months ended April 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.
April 30, 2022	J.P. Morgan International Equity Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
For the six months ended April 30, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers					Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
Emerging Markets Equity Fund	$ 326	$ 219	$1,197	$1,742	$55	$ —
Emerging Markets Research Enhanced Equity Fund	402	268	84	754	—	—
International Equity Fund	1,412	941	293	2,646	—	—
International Focus Fund	1,568	1,045	297	2,910	—	—
International Hedged Equity Fund	95	60	—(a)	155	—	—
International Research Enhanced Equity Fund	691	459	324	1,474	—	29
International Value Fund	205	137	64	406	1	—

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2022 were as follows:
Emerging Markets Equity Fund	$61
Emerging Markets Research Enhanced Equity Fund	42
Europe Dynamic Fund	19
International Equity Fund	59
International Focus Fund	30
International Hedged Equity Fund	2
International Research Enhanced Equity Fund	66
International Value Fund	3
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through April 30, 2022 the amount of these waivers were as follows:
Emerging Markets Equity Fund	1
Emerging Markets Research Enhanced Equity Fund	1
Europe Dynamic Fund	1
International Equity Fund	1
International Focus Fund	1
International Hedged Equity Fund	1
International Research Enhanced Equity Fund	1
G.  Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
128	J.P. Morgan International Equity Funds	April 30, 2022

4.  Investment Transactions
During the six months ended April 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$1,308,784	$2,177,166
Emerging Markets Research Enhanced Equity Fund	571,098	737,155
Europe Dynamic Fund	385,041	642,085
International Equity Fund	1,248,185	836,829
International Focus Fund	512,049	1,301,728
International Hedged Equity Fund	46,086	13,376
International Research Enhanced Equity Fund	1,412,392	422,408
International Value Fund	69,376	44,096
During the six months ended April 30, 2022, there were no purchases or sales of U.S. Government securities.
5.  Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$8,772,484	$2,384,515	$1,467,630	$916,885
Emerging Markets Research Enhanced Equity Fund	2,917,194	408,925	359,476	49,449
Europe Dynamic Fund	635,899	55,515	38,393	17,122
International Equity Fund	4,097,521	741,897	274,516	467,381
International Focus Fund	1,231,297	257,687	86,934	170,753
International Hedged Equity Fund	155,471	23,579	10,386	13,193
International Research Enhanced Equity Fund	5,030,990	808,857	294,624	514,233
International Value Fund	387,072	45,483	26,377	19,106
At October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Europe Dynamic Fund	$ 60,459	$ —
International Focus Fund	113,809	—
International Hedged Equity Fund	4,593*	13,223*
International Research Enhanced Equity Fund	—	285,015
International Value Fund	48,944	31,961

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
April 30, 2022	J.P. Morgan International Equity Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$ —	$151,019
Emerging Markets Research Enhanced Equity Fund	64,286	18,842
Europe Dynamic Fund	58,188	—
International Equity Fund	56,023	54,962
International Focus Fund	51,636	21,707
International Research Enhanced Equity Fund	33,296	211,502
International Value Fund	4,721	—
6.  Borrowings
The Funds rely  upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2022. Average borrowings from the Facility during the six months ended April 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$45,389	0.83%	20	$14
Emerging Markets Research Enhanced Equity Fund	12,242	0.81	2	1
Europe Dynamic Fund	45,914	0.81	5	5
International Equity Fund	90,091	0.81	2	4
International Focus Fund	23,839	0.80	3	2
International Value Fund	1,651	0.82	2	—(a)

(a)	Amount rounds to less than one thousand.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has decreased from 1.25% pursuant to the amendment referenced below (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the
130	J.P. Morgan International Equity Funds	April 30, 2022

unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Fund did not utilize the Credit Facility during the six months ended April 30, 2022.
7.  Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	43.4%
Europe Dynamic Fund	3	45.3	1	11.6
International Focus Fund	—	—	2	35.5
International Hedged Equity Fund	1	13.9	3	57.7
International Research Enhanced Equity Fund	1	10.4	1	10.4
International Value Fund	—	—	1	80.8
As of April 30, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	10.5%	31.5%	39.9%
Europe Dynamic Fund	50.5	—	—
International Equity Fund	—	49.8	—
International Focus Fund	11.6	—	—
International Research Enhanced Equity Fund	19.3	60.5	—
Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
April 30, 2022	J.P. Morgan International Equity Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
As of April 30, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	30.5%	30.3%	—%	—%	—%	—%	—%	—%
France	—	—	16.2	15.6	—	10.7	11.8	—
Germany	—	—	15.3	—	—	—	—	—
India	21.9	12.8	—	—	—	—	—	—
Japan	—	—	—	12.3	—	20.9	19.7	21.1
South Korea	—	13.3	—	—	—	—	—	—
Switzerland	—	—	17.4	10.6	11.2	10.9	11.8	—
Taiwan	11.5	14.7	—	—	—	—	—	—
United Kingdom	—	—	19.7	10.4	—	12.8	14.1	14.2
As of April 30, 2022, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and
132	J.P. Morgan International Equity Funds	April 30, 2022

result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8.  Redemptions in-kind
On April 21, 2022, certain shareholders sold Class R6 Shares of International Focus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Type
International Focus Fund	$1,236,430(a)	Redemption in-kind

(a)	This amount includes cash of $99,867 associated with the redemption in-kind.
9.  Subsequent Event
At a meeting held on January 13, 2022, the Board approved the reorganization (the “Reorganization”) of International Research Enhanced Equity Fund into a newly created exchange-traded fund, JPMorgan International Research Enhanced Equity ETF (“JPM International Research Enhanced Equity ETF”), a series of J.P. Morgan Exchange-Traded Fund Trust. The Reorganization occurred as of the close of business on June 10, 2022 (the “Closing Date”). Following the Reorganization, International Research Enhanced Equity Fund’s performance and financial history were adopted by JPM International Research Enhanced Equity ETF. In connection with the Reorganization, each shareholder of International Research Enhanced Equity Fund (except as noted below) received shares of JPM International Research Enhanced Equity ETF equal in value to the number of shares of International Research Enhanced Equity Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of JPM International Research Enhanced Equity ETF, which cash payment may be taxable. Shareholders of International Research Enhanced Equity Fund who did not hold their shares through a brokerage account that could accept shares of JPM International Research Enhanced Equity ETF on the Closing Date had their Fund shares liquidated, and such shareholders received cash equal in value to their International Research Enhanced Equity Fund shares, which cash payment may be taxable. Shareholders of International Research Enhanced Equity Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their International Research Enhanced Equity Fund shares.  JPM International Research Enhanced Equity ETF has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as International Research Enhanced Equity Fund.  Effective as of the close of business on June 10, 2022, International Research Enhanced Equity Fund ceased operations in connection with the consummation of the Reorganization.
April 30, 2022	J.P. Morgan International Equity Funds	133

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2021, and continued to hold your shares at the end of the reporting period, April 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$ 737.20	$5.34	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	735.30	7.49	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	738.00	4.27	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	735.90	6.63	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R3
Actual	1,000.00	737.10	5.56	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R4
Actual	1,000.00	737.80	4.48	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R5
Actual	1,000.00	738.50	3.84	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	738.60	3.41	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
134	J.P. Morgan International Equity Funds	April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$ 841.00	$2.05	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	841.60	1.60	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	856.40	5.71	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	854.20	8.00	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	857.50	4.51	0.98
Hypothetical	1,000.00	1,019.94	4.91	0.98
Class R6
Actual	1,000.00	858.70	3.32	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
JPMorgan International Equity Fund
Class A
Actual	1,000.00	830.20	4.31	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	828.40	6.57	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	831.50	3.18	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	829.40	5.67	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	831.70	2.72	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	832.30	2.27	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	832.80	4.54	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	830.90	6.81	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	834.10	3.41	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	831.70	5.90	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
April 30, 2022	J.P. Morgan International Equity Funds	135

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class R5
Actual	$1,000.00	$ 834.30	$2.96	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	835.00	2.50	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	898.50	4.00	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	896.20	6.35	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	899.80	2.83	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	900.30	2.12	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	900.80	1.65	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	876.90	2.19	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class I
Actual	1,000.00	877.40	1.63	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	877.60	1.16	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan International Value Fund
Class A
Actual	1,000.00	919.50	4.76	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	916.60	7.13	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	920.30	3.57	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	917.80	6.18	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	920.70	3.10	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
136	J.P. Morgan International Equity Funds	April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class R6
Actual	$1,000.00	$ 920.70	$2.62	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
April 30, 2022	J.P. Morgan International Equity Funds	137

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
138	J.P. Morgan International Equity Funds	April 30, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. April 2022.	SAN-INTEQ-422

Semi-Annual Report
J.P. Morgan Tax Aware Funds
April 30, 2022 (Unaudited)
JPMorgan Tax Aware Equity Fund
JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 21, 2022, 2022(Unaudited)
Dear Shareholders,

“The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification.”
— Andrea L. Lisher

Global economic growth has been hindered by accelerating inflation, the conflict in Ukraine and regional surges in pandemic infections. While equity markets largely rallied in the final months of 2021 and continued to outperform bond markets, a more hawkish U.S. Federal Reserve (the “Fed”) and Russia’s invasion of Ukraine in late February 2022 set off a cascade of weakening investor sentiment.
In the U.S., continued job growth, strong consumer spending and resilient corporate earnings in the first quarter of 2022 helped to offset a contraction in real economic growth. Meanwhile, in response to the highest levels of inflation in nearly 40 years, the Fed raised its benchmark interest rate in March 2022 for the first time since 2018 and then raised it again in both May and June.
Elsewhere, the Bank of England has raised interest rates multiple times since the start of 2022 and the European Central Bank has signaled it is poised to raise interest rates in July 2022, which would mark the first rate increase in the European Union in 11 years.
Meanwhile, emerging markets generally struggled during the six months ended April 30, 2022 as rising prices for energy and food weighed on economic growth. Additionally, a pandemic resurgence in China in early 2022 led to strict lockdowns in several large cities, which hurt manufacturing and other economic activity and had a spillover effect on other emerging market economies.
The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,
Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

April 30, 2022	J.P. Morgan Tax Aware Funds	1

J.P. Morgan Tax Aware Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2022 (Unaudited)
While developed market equities rallied in the final months of 2021, a resurgence in the pandemic, surging inflation and Russia’s invasion of Ukraine in late February 2022 dented the global economic outlook and erased equity market gains for the six month period. Overall, both global equity and fixed income markets largely generated negative returns for the period, with emerging markets largely underperforming developed markets.
U.S. equity prices largely maintained upward momentum in the final months of 2021 amid low interest rates, a boom in household wealth and record corporate earnings and revenues. However, investor concerns about the emergence of the Omicron variant of COVID-19 and surging inflationary pressure fueled market volatility in 2022 and Russia’s military build-up and invasion of Ukraine in February 2022 put further pressure on U.S. equity prices.
In mid-March 2022, the U.S. Federal Reserve followed through on its stated plan and raised interest rates for the first time since December 2018, and pledged to raise rates six more times in 2022. While U.S. equity prices rebounded somewhat for the month, both equity and bond markets slumped in April as negotiations to end the Ukraine conflict failed and global supply-chain disruptions increased. Notably, the U.S. dollar strengthened against other major currencies in early 2022, which provided a significant drag on both the domestic economy and corporate earnings. However, job growth in the U.S. continued throughout the six month period.
For the six months ended April 30, 2022, the S&P 500 Index returned -9.65%, the MSCI EAFE Index returned -11.58% and the MSCI Emerging Markets Index returned -14.04%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -9.47%, the Bloomberg U.S. High Yield Index returned -7.41% and the Bloomberg Emerging Markets Index returned -13.25% for the period.
2	J.P. Morgan Tax Aware Funds	April 30, 2022

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund Class I Shares *	(12.03)%
S&P 500 Index	(9.65)%
Net Assets as of 4/30/2022 (In Thousands)	$1,171,616
INVESTMENT OBJECTIVE**
The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2022.
The Fund’s underweight position in the energy sector and its security selection in the semiconductors & hardware sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selections in the pharmaceutical/medical technology and software & services sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc. and NXP Semiconductors Inc., and its underweight position in Berkshire Hathaway Inc. Shares of NextEra Energy, an electric utility, fell amid investor concerns that a U.S. trade investigation of Chinese solar panel suppliers could impede several of the company’s large solar energy projects. Shares of NXP Semiconductors, a Netherlands semiconductor manufacturer, fell amid investor concerns about the outlook for the company’s profit margins. Shares of Berkshire Hathaway, a holding company conglomerate not held in the Fund, rose amid continued growth in quarterly earnings.
Leading individual contributors to relative performance included the Fund’s overweight positions in AbbVie Inc. and Mastercard Inc., and its underweight position in Netflix Inc. Shares of AbbVie, a biopharmaceutical company, rebounded late in the period after investor concerns about the 2023 expiration of the company’s patent on the drug Humira weighed on the stock in 2021. Shares of Mastercard, a payment processing provider, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of Netflix, a provider of streaming entertainment that was not held in the Fund, fell sharply late in the period after the company reported declining subscriptions.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	9.8%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	5.3
4.	UnitedHealth Group, Inc.	4.5
5.	Alphabet, Inc., Class A	4.4
6.	Alphabet, Inc., Class C	4.0
7.	AbbVie, Inc.	2.9
8.	Mastercard, Inc., Class A	2.9
9.	Texas Instruments, Inc.	2.7
10.	NXP Semiconductors NV (China)	2.7

PORTFOLIO COMPOSTION BY SECTOR AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.5%
Health Care	15.5
Industrials	11.9
Consumer Discretionary	11.5
Communication Services	10.9
Financials	9.1
Consumer Staples	4.9
Energy	3.7
Utilities	2.0
Materials	1.7
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2022	J.P. Morgan Tax Aware Funds	3

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

		6 MONTH			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes*	After Taxes on Distributions*	After Taxes on Distributions and Sale of Fund Shares*	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge **		(16.81)%	(19.37)%	(7.58)%	(8.66)%	(11.47)%	(2.52)%	12.25%	9.97%	9.56%	12.99%	11.44%	10.61%
Without Sales Charge		(12.20)	(14.90)	(4.72)	(3.60)	(6.57)	0.61	13.47	11.16	10.57	13.60	12.04	11.16
CLASS C SHARES	March 22, 2011
With CDSC ***		(13.40)	(16.15)	(5.39)	(5.05)	(8.06)	(0.20)	12.91	10.67	10.14	13.16	11.68	10.80
Without CDSC		(12.40)	(15.15)	(4.79)	(4.05)	(7.06)	0.39	12.91	10.67	10.14	13.16	11.68	10.80
Class I SHARES	January 30, 1997	(12.03)	(14.75)	(4.61)	(3.22)	(6.25)	0.90	13.93	11.53	10.93	14.08	12.42	11.54
Class R6 SHARES	October 01, 2018	(11.96)	(14.69)	(4.56)	(3.09)	(6.15)	0.99	14.02	11.60	11.00	14.13	12.46	11.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Tax Aware Funds	April 30, 2022

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.54)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(6.69)%
Tax Aware Real Return Composite Benchmark **	(1.20)%
Net Assets as of 4/30/2022 (In Thousands)	$607,253
INVESTMENT OBJECTIVE***
The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares had a negative absolute return and outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2022. The Bloomberg Inflation Swap 5-Year Zero Coupon Index returned 5.85% for the period.
The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, was a leading contributor to absolute performance as supply chain disruptions caused by the pandemic and the conflict in Ukraine fueled rising prices, particularly for energy, during the period.
Relative to the Benchmark, the Fund’s longer duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds of longer duration will experience a large decline in price compared with shorter duration bonds when interest rates rise. The Fund’s overweight allocations to bonds rated single-A and BBB also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 100% from 94% at the start of the period.
INVESTMENT APPROACH
The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.
The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities.  Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.
PORTFOLIO COMPOSITION AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	87.7%
Short-Term Investments	12.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index) and the Bloomberg Inflation Swap 5 Year Zero Coupon Index (formerly known as Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index).

April 30, 2022	J.P. Morgan Tax Aware Funds	5

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)

***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
6	J.P. Morgan Tax Aware Funds	April 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

		6 MONTH			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes*	After Taxes on Distributions*	After Taxes on Distributions and Sale of Fund Shares*	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge **		(7.22)%	(7.22)%	(4.05)%	(4.26)%	(4.27)%	(2.07)%	1.36%	1.31%	1.45%	0.96%	0.93%	1.20%
Without Sales Charge		(3.58)	(3.58)	(1.89)	(0.50)	(0.52)	0.17	2.14	2.09	2.06	1.35	1.32	1.51
CLASS C SHARES	August 31, 2005
With CDSC ***		(4.82)	(4.82)	(2.73)	(1.90)	(1.91)	(0.86)	1.62	1.59	1.57	0.87	0.86	1.05
Without CDSC		(3.82)	(3.82)	(2.13)	(0.90)	(0.91)	(0.26)	1.62	1.59	1.57	0.87	0.86	1.05
Class I SHARES	August 31, 2005	(3.54)	(3.55)	(1.82)	(0.26)	(0.28)	0.41	2.38	2.33	2.30	1.60	1.57	1.76
Class R6 SHARES	August 16, 2013	(3.40)	(3.40)	(1.71)	(0.05)	(0.07)	0.57	2.49	2.47	2.45	1.69	1.68	1.86

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance  of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.
The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.
Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2022	J.P. Morgan Tax Aware Funds	7

JPMorgan Tax Aware Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.7%
Aerospace & Defense — 0.5%
Raytheon Technologies Corp.	60	5,685
Banks — 3.7%
Bank of America Corp.	653	23,311
First Republic Bank	19	2,826
Wells Fargo & Co.	406	17,706
		43,843
Beverages — 2.2%
Monster Beverage Corp. *	72	6,135
PepsiCo, Inc.	115	19,763
		25,898
Biotechnology — 3.6%
AbbVie, Inc.	230	33,797
Regeneron Pharmaceuticals, Inc. *	13	8,569
		42,366
Building Products — 0.4%
Trane Technologies plc	35	4,882
Capital Markets — 2.6%
Charles Schwab Corp. (The)	138	9,160
Morgan Stanley	200	16,132
S&P Global, Inc.	15	5,572
		30,864
Chemicals — 1.7%
Linde plc (United Kingdom)	62	19,424
Commercial Services & Supplies — 1.4%
Waste Connections, Inc.	122	16,777
Consumer Finance — 1.8%
American Express Co.	118	20,563
Electric Utilities — 2.0%
NextEra Energy, Inc.	323	22,973
Energy Equipment & Services — 1.4%
Baker Hughes Co.	538	16,704
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	25	13,080
Food Products — 1.6%
Mondelez International, Inc., Class A	281	18,109
Health Care Equipment & Supplies — 1.6%
Boston Scientific Corp. *	252	10,619
Intuitive Surgical, Inc. *	32	7,562
		18,181
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.5%
UnitedHealth Group, Inc.	105	53,223
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	4	8,289
Hilton Worldwide Holdings, Inc. *	82	12,842
		21,131
Industrial Conglomerates — 1.4%
Honeywell International, Inc.	81	15,761
Insurance — 1.0%
Arthur J Gallagher & Co.	29	4,920
Progressive Corp. (The)	65	6,914
		11,834
Interactive Media & Services — 10.1%
Alphabet, Inc., Class A *	23	51,717
Alphabet, Inc., Class C *	20	47,265
Meta Platforms, Inc., Class A *	73	14,646
Snap, Inc., Class A *	167	4,750
		118,378
Internet & Direct Marketing Retail — 5.3%
Amazon.com, Inc. *	25	62,215
IT Services — 3.9%
Fiserv, Inc. *	89	8,676
Mastercard, Inc., Class A	92	33,518
PayPal Holdings, Inc. *	42	3,679
		45,873
Life Sciences Tools & Services — 2.3%
Danaher Corp.	80	20,166
Thermo Fisher Scientific, Inc.	13	6,911
		27,077
Machinery — 2.3%
Deere & Co.	57	21,502
Dover Corp.	42	5,612
		27,114
Media — 0.8%
Charter Communications, Inc., Class A *	21	9,142
Multiline Retail — 0.7%
Dollar General Corp.	32	7,625
Oil, Gas & Consumable Fuels — 2.3%
ConocoPhillips	280	26,755

SEE NOTES TO FINANCIAL STATEMENTS.
8	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	149	11,261
Eli Lilly & Co.	103	30,047
		41,308
Road & Rail — 5.9%
Norfolk Southern Corp.	118	30,469
Old Dominion Freight Line, Inc.	39	10,925
Union Pacific Corp.	120	28,045
		69,439
Semiconductors & Semiconductor Equipment — 9.0%
Advanced Micro Devices, Inc. *	102	8,740
Analog Devices, Inc.	71	10,977
ASML Holding NV (Registered), NYRS (Netherlands)	11	5,891
NVIDIA Corp.	91	16,859
NXP Semiconductors NV (China)	182	31,087
Texas Instruments, Inc.	187	31,888
		105,442
Software — 9.7%
Microsoft Corp.	411	114,175
Specialty Retail — 3.8%
AutoZone, Inc. *	10	19,107
Burlington Stores, Inc. *	38	7,817
Lowe's Cos., Inc.	87	17,144
		44,068
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	432	68,081
Total Common Stocks (Cost $491,275)		1,167,990
Short Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b) (Cost $3,537)	3,536	3,537
Total Investments — 100.0% (Cost $494,812)		1,171,527
Other Assets Less Liabilities — 0.0% ^		89
NET ASSETS — 100.0%		1,171,616
Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	9

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 86.0% (a)
Alabama — 1.8%
Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	36
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., VRDO, 4.00%, 12/1/2029 (b)	1,615	1,664
Black Belt Energy Gas District, Gas Supply
Series 2021C-1, Rev., VRDO, 4.00%, 12/1/2026 (b)	450	457
Series 2021A, Rev., VRDO, LIQ : Royal Bank of Canada, 4.00%, 12/1/2031 (b)	3,000	3,084
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., VRDO, 4.00%, 12/1/2031 (b)	5,745	5,821
Total Alabama		11,062
Alaska — 1.0%
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Series 2016, Rev., 5.00%, 9/1/2024	15	16
Rev., 5.25%, 9/1/2029	3,490	3,726
City and Borough of Juneau
GO, 4.00%, 6/1/2029	800	859
GO, 4.00%, 6/1/2030	380	411
GO, 4.00%, 6/1/2031	250	271
GO, 4.00%, 6/1/2032	855	924
Total Alaska		6,207
Arizona — 1.2%
Arizona Board of Regents Series 2022A, Rev., 5.00%, 7/1/2034	350	405
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2036 (c)	275	257
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2041	135	123
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	150	146
City of Phoenix, GO, 5.00%, 7/1/2031 (d)	1,500	1,754
City of Phoenix Civic Improvement Corp., Junior Lien Series 2021A, Rev., 5.00%, 7/1/2035	1,200	1,397
City of San Luis Series A, Rev., AGM, 5.00%, 7/1/2025	50	54
City of Sedona, Excise Tax
Rev., 5.00%, 7/1/2028	200	225
Rev., 5.00%, 7/1/2029	200	227
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Rev., 5.00%, 7/1/2030	100	115
Rev., 5.00%, 7/1/2031	175	203
Rev., 5.00%, 7/1/2032	100	117
Rev., 5.00%, 7/1/2033	300	349
County of Pima, Rev., 3.00%, 7/1/2023	5	5
Maricopa County Industrial Development Authority, Honorhealth
Series 2021A, Rev., 5.00%, 9/1/2036	750	838
Series 2021A, Rev., 4.00%, 9/1/2037	695	701
Pima County Regional Transportation Authority, Excise Tax Series 2014, Rev., 5.00%, 6/1/2025	20	21
Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018-B, GO, 5.00%, 7/1/2028	10	11
Pinal County Electric District No. 3, Rev., 5.00%, 7/1/2029	200	226
Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	208
Town of Queen Creek, Excise Tax
Series 2016, Rev., 4.00%, 8/1/2026	25	26
Rev., 5.00%, 8/1/2029	10	11
Total Arizona		7,419
Arkansas — 0.3%
City of Cabot
Series 2021B, Rev., 5.00%, 12/1/2026	300	331
Series 2021B, Rev., 5.00%, 12/1/2027	325	362
City of Fort Smith, Water and Sewer, Rev., 5.00%, 10/1/2027	1,305	1,432
City of Springdale Public Facilities Board Hospital, Arkansas Children's Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	11
Total Arkansas		2,136
California — 8.6%
Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	5
California Enterprise Development Authority, Rocketship Public Schools
Series 2022A, Rev., 4.00%, 6/1/2031 (c)	250	241
Series 2022A, Rev., 4.00%, 6/1/2042 (c)	550	497
California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,008

SEE NOTES TO FINANCIAL STATEMENTS.
10	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien Series 2003A, Rev., AGM, 5.00%, 7/1/2022 (e)	340	342
California Municipal Finance Authority, Lutheran University
Rev., 5.00%, 10/1/2029	225	246
Rev., 5.00%, 10/1/2030	225	245
Rev., 5.00%, 10/1/2031	225	244
California Municipal Finance Authority, Mount San Antonio Garden Series 2022B1, Rev., 2.75%, 11/15/2027	100	93
California Public Finance Authority, Enso Village Project
Series 2021B-3, Rev., 2.13%, 11/15/2027 (c)	150	142
Series 2021B-2, Rev., 2.38%, 11/15/2028 (c)	260	244
Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	100	94
Series 2021A, Rev., 5.00%, 11/15/2036 (c)	100	102
Series 2021A, Rev., 5.00%, 11/15/2046 (c)	100	100
California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project
Rev., 4.00%, 11/1/2031	100	107
Rev., 4.00%, 11/1/2032	160	170
City of Culver City, Wastewater Facilities Series A, Rev., 4.00%, 9/1/2035	25	26
City of Los Angeles, Department of Water and Power, Power System
Series B, Rev., 5.00%, 7/1/2031	2,100	2,180
Series A, Rev., 5.00%, 7/1/2032	2,550	2,779
Series B, Rev., 5.00%, 7/1/2032	1,925	1,998
Series D, Rev., 5.00%, 7/1/2032	3,300	3,453
Series 2019-C, Rev., 5.00%, 7/1/2034	5	6
Series A, Rev., 5.00%, 7/1/2034	710	771
City of Santa Rosa, Wastewater Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,598
County of San Bernardino, Arrowhead Project Series 2019 A, COP, 5.00%, 10/1/2026	200	220
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (c)	1,510	1,200
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (c)	200	161
CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (c)	1,420	1,093
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (e)	4,950	5,321
Lompoc Valley Medical Center, GO, 5.00%, 8/1/2024	15	16
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2024 (e)	145	150
Los Angeles Department of Water and Power Power System
Series 2017B, Rev., 5.00%, 7/1/2029	3,580	3,935
Series 2017A, Rev., 5.00%, 7/1/2033	5,000	5,437
Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	81
Sacramento Municipal Utility District, Financing Authority, Cosumnes Project, Rev., 5.00%, 7/1/2028	1,290	1,386
San Francisco Bay Area Rapid Transit District, Sales Tax
Series A, Rev., 5.00%, 7/1/2025	395	425
Series A, Rev., 5.00%, 7/1/2026	225	242
San Francisco City and County, Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	27
San Joaquin County Transportation Authority, Measure K Sales Tax, Rev., 5.00%, 3/1/2030	2,000	2,204
Sanger Unified School District, Capital Projects
COP, AGM, 5.00%, 6/1/2033	145	167
COP, AGM, 5.00%, 6/1/2034	400	458
COP, AGM, 5.00%, 6/1/2035	425	485
South Placer Wastewater Authority, Rev., 5.00%, 11/1/2024	10	11
State of California, Various Purpose
GO, 5.00%, 8/1/2030	5,370	5,699
GO, 5.00%, 12/1/2035	3,250	3,705
Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	5
Total California		52,119
Colorado — 1.5%
City of Aurora, COP, 5.00%, 12/1/2031	15	17
City of Greeley, COP, 4.00%, 12/1/2034	10	10
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2026	30	30
Rev., 4.00%, 5/1/2028	35	35
Rev., 4.00%, 5/1/2030	35	34
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	11

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Rev., 4.00%, 5/1/2036	85	81
Colorado Higher Education, Lease Purchase Financing Program, COP, 5.00%, 9/1/2031	500	581
Denver Health and Hospital Authority, Healthcare
Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,231
Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	981
El Paso County School District No. 49 Falcon
COP, 5.00%, 12/15/2026	75	83
COP, 5.00%, 12/15/2027	110	123
COP, 5.00%, 12/15/2028	170	192
Rampart Range Metropolitan District No. 5, Rev., 4.00%, 12/1/2036	500	443
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	500	390
State of Colorado Series 2021A, COP, 5.00%, 12/15/2028	1,800	2,035
Third Creek Metropolitan District No. 1 Series 2022A-1, GO, 4.50%, 12/1/2037	825	728
University of Colorado, Enterprise System Series 2021C-3B, Rev., VRDO, 2.00%, 10/15/2026 (b)	475	453
Waterview II Metropolitan District Series 2022A, GO, 4.50%, 12/1/2031	525	488
Windler Public Improvement Authority, Limited Tax
Series 2021 A-1, Rev., 4.00%, 12/1/2036	885	760
Series 2021 A-1, Rev., 4.00%, 12/1/2041	750	602
Total Colorado		9,297
Connecticut — 0.5%
Connecticut State Health and Educational Facilities Authority Series 2020A, Rev., 5.00%, 7/1/2029	100	111
State of Connecticut Special Tax Series 2021A, Rev., 5.00%, 5/1/2030	2,400	2,751
Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	6
Town of Stafford, GO, 3.00%, 8/1/2026	10	10
Total Connecticut		2,878
District of Columbia — 0.7%
District of Columbia
Series 2017A, GO, 5.00%, 6/1/2029	290	319
Series 2017A, GO, 5.00%, 6/1/2030	400	440
Series 2017A, GO, 5.00%, 6/1/2031	600	657
Series 2017A, GO, 5.00%, 6/1/2032	665	727
District of Columbia, Gallaudet University Project
Series 2021A, Rev., 4.00%, 4/1/2033	160	168
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued
Series 2021A, Rev., 4.00%, 4/1/2034	165	172
Series 2021A, Rev., 4.00%, 4/1/2035	200	208
Series 2021A, Rev., 4.00%, 4/1/2036	200	208
District of Columbia, Income Tax Secured Series 2020C, Rev., 5.00%, 5/1/2037	1,000	1,131
Total District of Columbia		4,030
Florida — 4.5%
Broward County, Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,376
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (c)	175	154
Capital Trust Agency, Inc., The Marie Selby Botanical Gardens, Inc. Project, Rev., 4.00%, 6/15/2031 (c)	100	92
City of Jacksonville
Series 2022A, Rev., 5.00%, 10/1/2029 (d)	205	228
Series 2022A, Rev., 5.00%, 10/1/2030 (d)	225	253
City of Pompano Beach, John Knox Village Project
Rev., 3.50%, 9/1/2030	1,900	1,809
Rev., 3.50%, 9/1/2035	2,250	2,039
Series 2021A, Rev., 4.00%, 9/1/2036	115	110
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2029	250	281
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2028	180	190
Series 2022A, Rev., 5.00%, 6/15/2031	260	271
Florida Development Finance Corp., River city Science Academy Series 2022B, Rev., 5.00%, 7/1/2031 (d)	165	169
Florida Development Finance Corp., The Mayflower Retirement Community Project
Series 2021B-2, Rev., 1.75%, 6/1/2026 (c)	100	93
Series 2021B-1, Rev., 2.38%, 6/1/2027 (c)	100	92
Series 2021A, Rev., 4.00%, 6/1/2029 (c)	1,375	1,329
Series 2021A, Rev., 4.00%, 6/1/2030 (c)	1,435	1,369
Series 2021A, Rev., 4.00%, 6/1/2031 (c)	1,395	1,316
Series 2021A, Rev., 4.00%, 6/1/2036 (c)	2,105	1,900
Florida Gulf Coast University Financing Corp., Housing Project
Series 2017A, Rev., 5.00%, 8/1/2032	500	544
Series 2020A, Rev., 4.00%, 2/1/2037	200	203

SEE NOTES TO FINANCIAL STATEMENTS.
12	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Florida Higher Educational Facilities Financial Authority, Rollins College Project Series 2020A, Rev., 4.00%, 12/1/2037	1,590	1,625
Florida Municipal Power Agency, St. Lucie Project Series 2021A, Rev., 5.00%, 10/1/2031	1,000	1,156
Hillsborough County Industrial Development Authority, Baycare Health System Series 2020B, Rev., VRDO, LOC : TD Bank NA, 0.28%, 5/2/2022 (b)	300	300
JEA Electric System Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,405
Lee County Industrial Development Authority, Cypress Cove at Healthpark Florida, Inc., Project Series 2022B2, Rev., 3.25%, 10/1/2026	1,500	1,485
Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai, Rev., 4.00%, 6/1/2041	500	459
St. Johns County Industrial Development Authority, Vicar's Landing Project Series 2021A, Rev., 4.00%, 12/15/2029	225	219
University of Central Florida Housing Facility Series 2021A, Rev., 5.00%, 10/1/2024	50	53
Wildwood Utility Dependent District, Rev., 5.00%, 10/1/2030	125	142
Total Florida		27,662
Georgia — 2.6%
Albany-Dougherty Inner City Authority, Albany State University Projects, Rev., 5.00%, 7/1/2032	2,000	2,232
City of Bainbridge, Utilities, Rev., 4.00%, 12/1/2033	435	463
Clayton County Development Authority, Clayton State University Project
Rev., 5.00%, 7/1/2026	50	54
Rev., 5.00%, 7/1/2027	100	111
Rev., 5.00%, 7/1/2028	125	140
Main Street Natural Gas, Inc. Series 2021C, Rev., VRDO, 4.00%, 12/1/2028 (b)	5,000	5,093
Milledgeville and Baldwin County Development Authority, College and State University Projects
Rev., 5.00%, 6/15/2026	450	489
Rev., 5.00%, 6/15/2027	415	458
Rev., 5.00%, 6/15/2030	1,075	1,217
Rev., 5.00%, 6/15/2034	1,600	1,790
Rev., 5.00%, 6/15/2035	1,000	1,117
Oconee County School District
GO, 5.00%, 3/1/2030	360	416
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
GO, 5.00%, 3/1/2031	175	205
Polk School District, Sales Tax, GO, 5.00%, 3/1/2025	325	347
Savannah Economic Development Authority, University Project
Series 2021B, Rev., 5.00%, 6/15/2027	295	326
Series 2021B, Rev., 5.00%, 6/15/2028	205	229
Series 2021B, Rev., 5.00%, 6/15/2029	320	360
Series 2021B, Rev., 5.00%, 6/15/2030	340	385
State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	139
Total Georgia		15,571
Idaho — 0.1%
Idaho Housing and Finance Association Series 2021A, Rev., 5.00%, 7/15/2035	750	851
Illinois — 3.2%
City of Chicago, Second Lien Waterworks Project
Rev., 5.00%, 11/1/2022	400	406
Rev., 5.00%, 11/1/2029	1,000	1,048
County of Cook Series 2021A, GO, 5.00%, 11/15/2028	2,300	2,567
Illinois Finance Authority, Smith Crossing
Rev., 4.00%, 10/15/2025	295	297
Rev., 4.00%, 10/15/2029	150	148
Rev., 4.00%, 10/15/2030	100	98
Rev., 4.00%, 10/15/2031	135	132
Illinois State Toll Highway Authority Series 2014A, Rev., 5.00%, 12/1/2022	3,000	3,057
Northern Illinois University, Auxiliary Facilities System
Rev., 5.00%, 10/1/2026	250	270
Rev., 5.00%, 10/1/2027	325	356
Rev., 5.00%, 10/1/2028	325	360
Regional Transportation Authority Series A, Rev., NATL -RE, 6.00%, 7/1/2024	750	808
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2028	1,350	1,450
Series 2021 A, GO, 5.00%, 3/1/2030	1,260	1,372
Series 2018-A, GO, 5.00%, 10/1/2030	2,000	2,152
Series 2021B, GO, 5.00%, 12/1/2033	1,000	1,077
Series 2021A, GO, 4.00%, 3/1/2038	1,000	943
Series 2021A, GO, 4.00%, 3/1/2039	3,000	2,814
Total Illinois		19,355
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	13

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — 1.4%
City of Valparaiso, Green Oaks of Valparaiso LLC, Rev., 5.38%, 12/1/2041 (c)	200	161
Crown Point Multi School Building Corp., Ad Valorem Property Tax, First Mortgage, Rev., 5.00%, 7/15/2033	2,035	2,319
Fort Wayne Redevelopment Authority, Harrison Square Project, Rev., 5.00%, 2/1/2026	1,110	1,157
Indiana Finance Authority, Rose-Hulman Institute of Technology Project
Rev., 5.00%, 6/1/2029	125	139
Rev., 5.00%, 6/1/2031	100	111
Rev., 4.00%, 6/1/2033	115	117
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,138
Lake Ridge School Building Corp., First Mortgage, Rev., 4.00%, 7/15/2028	125	129
Lawrence Township School Building Corp., Ad Valorem Property Tax, Rev., 5.00%, 1/15/2030	100	114
Total Indiana		8,385
Iowa — 0.0% ^
Iowa Finance Authority, State Revolving Fund, Rev., 5.00%, 8/1/2032	20	22
Kentucky — 1.8%
City of Hazard, Appalachian Regional Healthcare, Inc., Rev., 4.00%, 7/1/2036	805	803
City of Henderson, Pratt Paper LLC Project
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (c)	440	430
Series 2022B, Rev., AMT, 4.45%, 1/1/2042 (c)	500	482
County of Carroll, Kentucky Environmental Facilities
Series 2008A, Rev., AMT, 2.00%, 2/1/2032	1,225	1,023
Series 2006B, Rev., AMT, 2.13%, 10/1/2034	1,000	812
County of Trimble, Louisville Gas And Electric Co. Project Series 2001A, Rev., 0.63%, 9/1/2026	3,250	2,832
Kentucky Bond Development Corp., Centre College
Rev., 4.00%, 6/1/2027	235	246
Rev., 4.00%, 6/1/2028	125	131
Rev., 4.00%, 6/1/2029	160	169
Rev., 4.00%, 6/1/2030	165	174
Kentucky Public Energy Authority Series 2022A-1, Rev., VRDO, 4.00%, 8/1/2030 (b)	3,825	3,895
Total Kentucky		10,997
Louisiana — 0.6%
City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (e)	1,250	1,287
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued
Lafayette Public Power Authority, Rev., 5.00%, 11/1/2025	15	16
Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project, Rev., 5.00%, 10/1/2027	25	28
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project
Series 2020A, Rev., 5.00%, 5/15/2035	650	724
Series 2020A, Rev., 5.00%, 5/15/2036	775	862
Series 2020A, Rev., 5.00%, 5/15/2037	500	555
Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (c)	290	275
St. Tammany Parish Hospital Service District No. 1 Series 2018-A, Rev., 5.00%, 7/1/2032	15	17
State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	41
Terrebonne Parish Recreation District No. 5, GO, 5.00%, 3/1/2027	20	22
Total Louisiana		3,827
Maine — 0.3%
Maine Municipal Bond Bank
Series 2022A, Rev., 5.00%, 11/1/2033 (d)	800	940
Series 2022A, Rev., 5.00%, 11/1/2034 (d)	700	819
Total Maine		1,759
Maryland — 1.6%
City of Baltimore, Water Project Series 2020A, Rev., 4.00%, 7/1/2038	1,000	1,028
County of Baltimore, GO, 5.00%, 3/1/2029	2,000	2,296
County of Baltimore, Public Improvement, GO, 5.00%, 3/1/2036	3,560	4,135
County of Howard Series 2019-B, GO, 5.00%, 8/15/2027	15	17
County of Montgomery, Consolidated Public Improvements Series A, GO, 4.00%, 12/1/2033	5	5
Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue
Series 2021A, Rev., 5.00%, 6/1/2030	395	431
Series 2021A, Rev., 5.00%, 6/1/2032	450	490
Series 2021A, Rev., 4.00%, 6/1/2038	790	773
Washington Suburban Sanitary Commission, Rev., 5.00%, 6/15/2029	395	441
Total Maryland		9,616

SEE NOTES TO FINANCIAL STATEMENTS.
14	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — 3.0%
Commonwealth of Massachusetts Series 2004C, GO, AGM, 5.50%, 12/1/2022	200	205
Massachusetts Bay Transportation Authority Assessment Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	1,783
Massachusetts Development Finance Agency, Bentley University
Series 2021A, Rev., 5.00%, 7/1/2028	225	248
Series 2021A, Rev., 5.00%, 7/1/2030	2,000	2,242
Series 2021A, Rev., 5.00%, 7/1/2033	1,265	1,430
Massachusetts Development Finance Agency, Boston University Project Series 2008 -U6E, Rev., VRDO, LOC : TD Bank NA, 0.25%, 5/2/2022 (b)	10,000	10,000
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026 (d)	290	297
Rev., 5.00%, 1/1/2027 (d)	300	309
Rev., 5.00%, 1/1/2028 (d)	265	273
Rev., 5.00%, 1/1/2029 (d)	500	513
Rev., 5.00%, 1/1/2030 (d)	230	236
Rev., 5.00%, 1/1/2031 (d)	245	250
Rev., 5.13%, 1/1/2040 (d)	100	101
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2036	200	221
Total Massachusetts		18,108
Michigan — 0.7%
Avondale School District, GO, Q-SBLF, 5.00%, 11/1/2027	15	16
Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,091
Grand Rapids Public Schools, Unlimited Tax, GO, AGM, 5.00%, 11/1/2029	5	6
Lakeview School District, School Building & Site, GO, Q-SBLF, 5.00%, 5/1/2028	10	11
Michigan Finance Authority, Lawrence Technological University Obligated Group
Rev., 4.00%, 2/1/2027	45	46
Rev., 4.00%, 2/1/2032	95	95
Michigan Strategic Fund, Graphic Packaging International LLC, Coated Recycled Board Machine Project, Rev., AMT, VRDO, 4.00%, 10/1/2026 (b)	125	128
Northern Michigan University
Rev., 5.00%, 6/1/2027	110	122
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued
Rev., 5.00%, 6/1/2028	100	112
Rev., 5.00%, 6/1/2029	325	368
Rev., 5.00%, 6/1/2030	415	474
Rev., 5.00%, 6/1/2031	190	219
Rev., 5.00%, 6/1/2032	300	345
Onekama Consolidated Schools, GO, AGM, 4.00%, 5/1/2025	15	15
Watervliet Public Schools, School Building and Site, GO, Q-SBLF, 5.00%, 5/1/2025	10	10
Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	11
Western Michigan University, Tax Exempt
Series 2021A, Rev., AGM, 5.00%, 11/15/2034	200	230
Series 2021A, Rev., AGM, 5.00%, 11/15/2035	200	230
Series 2021A, Rev., AGM, 5.00%, 11/15/2036	200	229
Series 2021A, Rev., AGM, 5.00%, 11/15/2037	350	400
Total Michigan		4,158
Minnesota — 0.3%
City of Victoria Series 2021A, GO, 4.00%, 2/1/2029	100	108
Duluth Economic Development Authority, Benedictine Health System
Series 2021A, Rev., 3.00%, 7/1/2025	100	98
Series 2021A, Rev., 3.00%, 7/1/2026	180	174
Minnesota Municipal Gas Agency Series 2022A, Rev., 4.00%, 12/1/2027	1,435	1,502
Total Minnesota		1,882
Mississippi — 0.9%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2009G, Rev., VRDO, 0.29%, 5/2/2022 (b)	300	300
Series 2011 B, Rev., VRDO, 0.29%, 5/2/2022 (b)	250	250
Series 2011D, Rev., VRDO, 0.29%, 5/2/2022 (b)	5,000	5,000
Total Mississippi		5,550
Missouri — 1.0%
City of Springfield, Public Utility, Rev., 5.00%, 8/1/2022	100	101
Health and Educational Facilities Authority of the State of Missouri
Rev., 5.00%, 2/15/2030	670	760
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	15

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — continued
Rev., 5.00%, 2/15/2031	705	806
Rev., 5.00%, 2/15/2032	500	575
Rev., 5.00%, 2/15/2033	500	573
Rev., 4.00%, 2/15/2034	400	402
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc.
Rev., 5.00%, 11/15/2026	750	821
Rev., 5.00%, 11/15/2027	175	194
Rev., 5.00%, 11/15/2028	500	560
Rev., 5.00%, 11/15/2029	1,000	1,131
Total Missouri		5,923
Montana — 0.0% ^
Silver Bow County School District No. 1, GO, 5.00%, 7/1/2029	5	6
Nebraska — 0.5%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	2,793
Nevada — 0.2%
County of Clark, Nevada Improvement District No. 158, 5.00%, 8/1/2034	10	11
County of Clark, Southern California Edison Co., Rev., 2.10%, 6/1/2031	1,215	1,050
Total Nevada		1,061
New Hampshire — 0.4%
New Hampshire Business Finance Authority, St. Luke's Hospital Obligated Group
Series 2021B, Rev., 5.00%, 8/15/2032	1,475	1,676
Series 2021B, Rev., 5.00%, 8/15/2035	650	732
Total New Hampshire		2,408
New Jersey — 3.8%
Burlington County Bridge Commission, Government Leasing Program, Rev., 5.00%, 4/1/2030	435	499
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (c)	215	214
Rev., 5.00%, 7/15/2032 (c)	285	296
Rev., 5.00%, 7/15/2042 (c)	585	597
County of Morris, GO, 3.00%, 2/1/2030	20	20
New Jersey Economic Development Authority, School Facilities Construction Series PP, Rev., 5.00%, 6/15/2024 (e)	5,000	5,269
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,233
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,551
Series 2020AA, Rev., 4.00%, 6/15/2050	1,125	1,046
Series 2020AA, Rev., 5.00%, 6/15/2050	1,000	1,054
New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	5
State of New Jersey, COVID-19 Emergency Bonds Series 2020A, GO, 5.00%, 6/1/2029	5,000	5,588
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,013
Township of Branchburg, GO, 3.00%, 9/1/2028	40	40
Total New Jersey		23,425
New Mexico — 0.0% ^
State of New Mexico, Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	25
New York — 14.2%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 4.00%, 7/1/2031	100	100
Rev., 4.00%, 7/1/2036	160	159
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031	150	145
Series 2021A, Rev., 4.00%, 6/15/2056	225	188
City of New York, Fiscal Year 2018
Series B, Subseries B-4, GO, VRDO, LIQ : Barclays Bank plc, 0.28%, 5/2/2022 (b)	5,000	5,000
Subseries B-5, GO, VRDO, LIQ : Barclays Bank plc, 0.28%, 5/2/2022 (b)	8,900	8,900
Series 2018-1, GO, 5.00%, 8/1/2030	20	22
City of New York, Fiscal Year 2021 Subseries F-1, GO, 4.00%, 3/1/2040	1,020	1,023
County of St. Lawrence, GO, AGM, 3.00%, 5/15/2034	10	10
Erie County Industrial Development Agency (The), School District Buffalo Project Series 2015A, Rev., 5.00%, 5/1/2024	40	42
Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017
Series A, Rev., 5.00%, 2/15/2033	1,500	1,642
Series A, Rev., 5.00%, 2/15/2034	40	44

SEE NOTES TO FINANCIAL STATEMENTS.
16	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Island Park Union Free School District Series 2019, GO, 4.00%, 7/15/2033	40	42
Long Island Power Authority Series 2019-A, Rev., 3.00%, 9/1/2036	10	9
Metropolitan Transportation Authority
Series 2012 G-1, Rev., VRDO, LOC : Barclays Bank plc, 0.28%, 5/2/2022 (b)	475	475
Series 2015F, Rev., 5.00%, 11/15/2025	15	16
Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,345
Nassau County Interim Finance Authority Series 2021A, Rev., 5.00%, 11/15/2034	1,275	1,490
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2032	40	44
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries 2010G-6, Rev., VRDO, LIQ : Barclays Bank plc, 0.28%, 5/2/2022 (b)	2,900	2,900
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Series I, Rev., 3.00%, 5/1/2022	150	150
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021 Series 2021D, Subseries D-1, Rev., 4.00%, 11/1/2042	3,000	2,987
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022F, Subseries F-1, Rev., 5.00%, 2/1/2036	1,005	1,138
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,203
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	2,187
New York Liberty Development Corp.
Rev., 2.25%, 2/15/2041	500	364
Rev., 2.75%, 2/15/2044	1,000	781
New York State Dormitory Authority Series 2018A, Rev., 5.00%, 7/1/2038	3,500	3,932
New York State Dormitory Authority, School Districts Financing Program Series 2018A, Rev., 5.00%, 10/1/2030	875	958
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2021E, Rev., 5.00%, 3/15/2032	165	191
Series D, Rev., 4.00%, 2/15/2037	5,500	5,562
Series 2020 A, Rev., 4.00%, 3/15/2044	1,000	997
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York State Dormitory Authority, State Sales Tax
Series 2017-A, Rev., 5.00%, 3/15/2028	5	5
Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,043
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority
Series 2017A, Rev., 5.00%, 6/15/2027	3,500	3,918
Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,228
New York State Thruway Authority, Junior Lien
Series 2016-A, Rev., 5.00%, 1/1/2025	25	27
Series J, Rev., 5.00%, 1/1/2025	5	5
Series 2016A, Rev., 5.00%, 1/1/2027	125	135
New York State Urban Development Corp., Sales Tax Series 2021 A, Rev., 4.00%, 3/15/2046	1,000	992
New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,062
Port Authority of New York & New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	6,926
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 5.00%, 10/15/2024 (e)	1,890	2,008
Syracuse Industrial Development Agency, School District Series 2019-A, Rev., 4.00%, 5/1/2034	10	10
Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,172
Utility Debt Securitization Authority, Federally Tax-Exempt Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,421
Village of Stewart Manor, Public Improvement
GO, 5.00%, 8/1/2026	20	22
GO, 4.00%, 8/1/2028	20	21
Wellsville Central School District, GO, AGM, 5.00%, 6/15/2023	20	21
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project
Series 2021D, Rev., 2.88%, 7/1/2026 (c)	465	445
Series 2021C, Rev., 3.20%, 7/1/2028 (c)	3,025	2,843
Series 2021A, Rev., 5.00%, 7/1/2046 (c)	1,000	933
Total New York		86,283
North Carolina — 1.9%
City of Sanford, Enterprise System, Rev., 5.00%, 6/1/2031	570	645
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	17

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
County of Chatham
Series 2021A, Rev., 5.00%, 11/1/2032	150	176
Series 2021A, Rev., 5.00%, 11/1/2033	275	322
Series 2021A, Rev., 5.00%, 11/1/2034	225	262
County of Duplin
Rev., 5.00%, 6/1/2029	140	157
Rev., 5.00%, 6/1/2031	135	155
County of Wake, Rev., 5.00%, 3/1/2032	1,000	1,163
Mecklenburg County Public Facilities Corp., Rev., 5.00%, 2/1/2026	10	11
North Carolina Capital Facilities Finance Agency, High Point University
Rev., 5.00%, 5/1/2029	525	582
Rev., 5.00%, 5/1/2030	560	623
Rev., 4.00%, 5/1/2032	1,000	1,031
North Carolina Medical Care Commission, The Forest at Duke Project, Rev., 4.00%, 9/1/2034	190	193
North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ : Bank of Montreal, 0.29%, 5/2/2022 (b)	5,000	5,000
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 1/1/2029	700	767
University of North Carolina at Chapel Hill Series B, Rev., VRDO, LIQ : TD Bank NA, 0.28%, 5/2/2022 (b)	575	575
University of North Carolina at Greensboro, Rev., 4.00%, 4/1/2035	10	10
Total North Carolina		11,672
North Dakota — 0.2%
City of Grand Forks, Rev., 4.00%, 12/1/2038	1,200	1,192
Ohio — 1.8%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron Series 2022A, Rev., 5.00%, 11/15/2029 (d)	650	727
American Municipal Power, Inc., Fremont Energy Center Project Series 2021A, Rev., 5.00%, 2/15/2033	1,250	1,412
Butler County Port Authority, Community First Solutions
Series 2021A, Rev., 4.00%, 5/15/2038	110	115
Series 2021A, Rev., 4.00%, 5/15/2039	110	114
Series 2021A, Rev., 4.00%, 5/15/2040	120	125
Series 2021A, Rev., 4.00%, 5/15/2041	125	130
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
City of Lakewood, Limited Tax, Various Purpose, GO, 5.00%, 12/1/2027	250	281
County of Hamilton Series 2021A, GO, 5.00%, 12/1/2031	1,190	1,398
Miami University, General Receipts Series 2021A, Rev., 5.00%, 9/1/2035	760	862
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2030	70	76
Series 2021A, Rev., 4.00%, 12/1/2035	150	151
Ohio Higher Educational Facility Commission, John Carroll University
Rev., 5.00%, 10/1/2028	370	402
Rev., 5.00%, 10/1/2029	445	485
Rev., 5.00%, 10/1/2030	425	465
Rev., 5.00%, 10/1/2031	645	706
Rev., 5.00%, 10/1/2032	700	762
Ohio Turnpike and Infrastructure Commission, Junior Lien Series 2022A, Rev., 5.00%, 2/15/2031 (d)	1,000	1,130
State of Ohio Series 2016A, GO, 5.00%, 9/1/2025	385	416
State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,149
Total Ohio		10,906
Oklahoma — 0.6%
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2022	250	253
Rev., 5.00%, 10/1/2023	180	187
Rev., 5.00%, 10/1/2025	500	535
Rev., 5.00%, 10/1/2026	500	543
Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,149
Total Oklahoma		3,667
Oregon — 2.1%
City of Portland, Second Lien Sewer System Series B, Rev., 4.00%, 10/1/2036	2,180	2,237
County of Marion, GO, AMBAC, 5.50%, 6/1/2023	100	104
Hospital Facilities Authority of Multnomah County Oregon
Series 2021B-2, Rev., 0.95%, 6/1/2027	5,800	5,097
Series 2021B-1, Rev., 1.20%, 6/1/2028	2,000	1,717
Linn & Benton Counties, School District No. 8J, Greater Albany, GO, 5.00%, 6/15/2030	500	555

SEE NOTES TO FINANCIAL STATEMENTS.
18	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — continued
Oregon State Facilities Authority, Peacehealth Series 2018 B, Rev., VRDO, LOC : TD Bank NA, 0.28%, 5/2/2022 (b)	1,100	1,100
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2028	155	163
Rev., 4.00%, 5/15/2029	130	130
Rev., 4.00%, 5/15/2030	190	188
Rev., 4.00%, 5/15/2031	200	197
Rev., 4.00%, 5/15/2032	185	182
Tri-County Metropolitan Transportation District of Oregon Series 2017A, Rev., 5.00%, 10/1/2023	50	52
Washington Counties, Hillsborough School District No. 1J, GO, 5.00%, 6/15/2027	570	635
Yamhill County Hospital Authority Series 2021A, Rev., 5.00%, 11/15/2056	240	218
Total Oregon		12,575
Pennsylvania — 1.6%
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2027	350	366
Rev., 5.00%, 11/1/2028	450	468
Rev., 5.00%, 11/1/2029	150	155
Rev., 5.00%, 11/1/2030	150	154
Bucks County Industrial Development Authority, Grand View Hospital Project, Rev., 5.00%, 7/1/2036	1,225	1,296
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	500	522
Rev., 5.00%, 6/1/2025	630	668
Rev., 5.00%, 6/1/2026	380	409
Rev., 5.00%, 6/1/2027	500	544
Rev., 5.00%, 6/1/2028	880	966
Rev., 5.00%, 6/1/2029	380	415
County of Lancaster Series 2016-A, GO, 4.00%, 5/1/2026	15	16
County of Montgomery Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	1,984
Fairview School District Series A, GO, 4.00%, 2/1/2028	10	10
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living, Rev., 4.00%, 7/1/2030	335	347
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Pennsylvania Turnpike Commission Series 2021 B, Rev., 5.00%, 12/1/2025	165	178
Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., (ICE LIBOR USD 3 Month + 0.78%), 1.13%, 6/1/2022 (f)	1,475	1,473
Township of Lower Paxton Series 2020A, GO, 4.00%, 4/1/2032	15	16
Total Pennsylvania		9,987
Rhode Island — 0.0% ^
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	11
South Carolina — 0.0% ^
City of Charleston, Waterworks & Sewer System, Rev., 5.00%, 1/1/2028	15	16
Spartanburg County Tourist Public Facilities Corp., COP, 4.00%, 4/1/2028	10	11
Total South Carolina		27
Tennessee — 3.7%
City of Memphis, Electric System, Rev., 5.00%, 12/1/2026	345	382
County of Coffee
Series 2021A, GO, 5.00%, 6/1/2025	105	113
Series 2021C, GO, 5.00%, 6/1/2025	110	118
Series 2021B, GO, 5.00%, 6/1/2026	150	165
Series 2021A, GO, 5.00%, 6/1/2027	120	134
Series 2021B, GO, 5.00%, 6/1/2027	160	178
Series 2021A, GO, 5.00%, 6/1/2028	125	141
Series 2021B, GO, 5.00%, 6/1/2028	165	186
Series 2021C, GO, 5.00%, 6/1/2028	460	519
Series 2021A, GO, 5.00%, 6/1/2029	135	155
Series 2021B, GO, 5.00%, 6/1/2029	175	200
Series 2021C, GO, 5.00%, 6/1/2029	490	561
Series 2021B, GO, 5.00%, 6/1/2030	180	208
Series 2021C, GO, 5.00%, 6/1/2030	215	248
Series 2021A, GO, 5.00%, 6/1/2031	100	117
Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,241
Metropolitan Government Nashville and Davidson County Health and Educational Facilities, Trevecca Nazarene University Project
Series 2021B, Rev., 4.00%, 10/1/2026	150	150
Series 2021B, Rev., 4.00%, 10/1/2027	195	194
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	19

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Series 2021B, Rev., 4.00%, 10/1/2028	200	198
Series 2021B, Rev., 4.00%, 10/1/2029	200	196
Series 2021B, Rev., 4.00%, 10/1/2030	105	102
Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2034	130	144
Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., VRDO, 5.00%, 11/1/2031 (b)	7,755	8,433
Tennessee Energy Acquisition Corp., Gas Project, Rev., VRDO, 4.00%, 11/1/2025 (b)	8,000	8,155
Total Tennessee		22,238
Texas — 10.3%
Baytown Municipal Development District, Third-Lien Hotel
Series 2021C, Rev., 5.00%, 10/1/2028	890	995
Series 2021C, Rev., 5.00%, 10/1/2029	465	524
Series 2021C, Rev., 5.00%, 10/1/2030	485	551
Series 2021C, Rev., 5.00%, 10/1/2031	515	590
Series 2021C, Rev., 5.00%, 10/1/2032	535	610
Bexar County Hospital District, GO, 4.00%, 2/15/2035	10	10
Board of Regents of the University of Texas System Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	5,497
Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 4.00%, 1/1/2044	2,000	1,976
City of Austin, Airport System, Rev., AMT, 5.00%, 11/15/2034 (d)	1,500	1,664
City of Cibolo, GO, 4.00%, 2/1/2026	410	431
City of Edinburg Series 2021A, GO, AGM, 5.00%, 3/1/2030	500	573
City of El Paso, Water and Sewer, Rev., 5.00%, 3/1/2031	1,250	1,446
City of Ennis, GO, 4.00%, 2/1/2031	225	240
City of Houston, Airport System Series 2021A, Rev., AMT, 5.00%, 7/1/2032	950	1,049
City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	400	363
City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (e)	5,550	7,021
City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (e)	4,000	4,189
City of Portland, GO, 3.00%, 8/15/2029	100	101
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Clifton Higher Education Finance Corp., Idea Public Schools, Rev., PSF-GTD, 5.00%, 8/15/2030	460	523
Collin County Community College District, Limited Tax, GO, 5.00%, 8/15/2026	1,000	1,102
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	100	85
County of El Paso, GO, 5.00%, 2/15/2032	1,490	1,655
Fort Bend County Municipal Utility District No. 169
Series 2021A, GO, AGM, 4.00%, 12/1/2025	50	52
Series 2021A, GO, AGM, 4.00%, 12/1/2026	250	263
Lower Colorado River Authority, Rev., 5.00%, 5/15/2031	2,760	3,142
Lower Colorado River Authority, LCRA Transmission Services Corp. Project
Rev., 5.00%, 5/15/2034	220	245
Series 2020A, Rev., 5.00%, 5/15/2035	1,000	1,112
Rev., 5.00%, 5/15/2036	1,495	1,648
Series 2020A, Rev., 5.00%, 5/15/2036	1,000	1,109
Rev., 5.00%, 5/15/2037	1,250	1,385
Rev., 5.00%, 5/15/2038	1,500	1,646
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Rev., VRDO, 0.27%, 5/2/2022 (b)	8,000	8,000
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Rev., 4.00%, 8/15/2031 (c)	485	464
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project, Rev., 4.00%, 1/1/2037 (d)	100	87
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Rev., 4.00%, 11/1/2055	100	90
North Texas Tollway Authority System, First Tier
Series A, Rev., 5.00%, 1/1/2026	200	203
Series 2017A, Rev., 5.00%, 1/1/2027	550	594
Series 2017A, Rev., 5.00%, 1/1/2030	360	385
Series 2017A, Rev., 5.00%, 1/1/2035	600	647
North Texas Tollway Authority System, Second Tier
Series 2017B, Rev., 5.00%, 1/1/2026	150	153
Series 2017B, Rev., 5.00%, 1/1/2027	300	323
Series 2017B, Rev., 5.00%, 1/1/2030	400	428
Northwest Independent School District, GO, PSF-GTD, 5.00%, 2/15/2031 (d)	3,635	4,230

SEE NOTES TO FINANCIAL STATEMENTS.
20	J.P. Morgan Tax Aware Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041	200	187
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2037	600	593
San Antonio Water System, Junior Lien Series 2020C, Rev., 5.00%, 5/15/2029	1,500	1,713
San Jacinto Community College District, Limited Tax Series 2019-A, GO, 5.00%, 2/15/2029	120	137
Trinity River Authority, Walker-Calloway System
Rev., 5.00%, 2/1/2026	275	296
Rev., 5.00%, 2/1/2027	290	317
Rev., 5.00%, 2/1/2028	305	338
Rev., 5.00%, 2/1/2029	320	356
Rev., 5.00%, 2/1/2030	340	379
Rev., 5.00%, 2/1/2031	355	392
Tyler Independent School District, GO, PSF-GTD, 5.00%, 2/15/2028	175	194
Total Texas		62,303
Utah — 0.6%
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax, GO, 4.13%, 6/1/2036 (c)	895	762
Military Installation Development Authority, Tax Allocation and Hotel Tax
Series 2021A-1, Rev., 4.00%, 6/1/2036	100	87
Series 2021A-2, Rev., 4.00%, 6/1/2036	100	87
Series 2021A-1, Rev., 4.00%, 6/1/2041	100	83
University of Utah (The) Series 2019-A, Rev., 5.00%, 8/1/2035	250	281
Utah Infrastructure Agency Telecommunications and Franchise Tax, Rev., 4.00%, 10/15/2025 (e)	250	263
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Rev., 5.00%, 10/15/2027 (d)	100	105
Rev., 4.00%, 10/15/2031	500	475
Rev., 5.00%, 10/15/2032 (d)	100	102
Rev., 4.00%, 10/15/2033	525	487
Weber Basin Water Conservancy District
Series 2017B, Rev., 5.00%, 10/1/2030	250	279
Series 2017B, Rev., 5.00%, 10/1/2031	470	523
Total Utah		3,534
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — 0.8%
Fairfax County Economic Development Authority Series 2021 A, Rev., 5.00%, 10/1/2034	1,520	1,759
Henrico County Economic Development Authority, Westminster Canterbury Richmond, Rev., 4.00%, 10/1/2040	330	321
Lynchburg Economic Development Authority, Central Health, Inc., Rev., 4.00%, 1/1/2037	825	827
Virginia Public School Authority Series 2017C, Rev., 5.00%, 8/1/2028	500	556
Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,293
Total Virginia		4,756
Washington — 3.9%
Energy Northwest, Rev., 5.00%, 7/1/2026	10	11
Port of Seattle, Intermediate Lien
Series 2015B, Rev., 5.00%, 3/1/2033	3,750	3,934
Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,049
State of Washington, Various Purpose
Series R-2018C, GO, 5.00%, 8/1/2034	900	993
Series 2021C, GO, 5.00%, 2/1/2037	5,170	5,908
University of Washington
Series 2020C, Rev., 5.00%, 4/1/2034	3,495	3,972
Series 2020C, Rev., 5.00%, 4/1/2035	500	567
Washington Health Care Facilities Authority, Providence St. Joseph Health
Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,341
Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,634
Series 2018B, Rev., 5.00%, 10/1/2027	2,500	2,760
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (c)	1,415	1,265
Total Washington		23,434
West Virginia — 0.5%
State of West Virginia Series 2021A, GO, 5.00%, 6/1/2032	2,600	3,018
Wisconsin — 1.3%
City of Milwaukee, Sewerage System
Series 2021-S2, Rev., 5.00%, 6/1/2029	580	664
Series 2021-S2, Rev., 5.00%, 6/1/2030	750	866
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (c)	130	114
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	21

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Coral Academy of Science
Series 2021A, Rev., 4.00%, 7/1/2030	305	297
Series 2021A, Rev., 4.00%, 7/1/2041	500	454
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027	215	198
Public Finance Authority, Roseman University of Health Sciences Project, Rev., 4.00%, 4/1/2032 (c)	100	99
Public Finance Authority, Scotland Healthcare System
Series 2021A, Rev., 5.00%, 10/1/2025	695	744
Series 2021A, Rev., 5.00%, 10/1/2026	730	793
Public Finance Authority, The Carmelite System, Inc., Obligated Group, Rev., 3.25%, 1/1/2029	860	860
Public Finance Authority, The Franklin School of Innovation, Rev., 5.00%, 1/1/2042 (c)	105	101
Public Finance Authority, Triad Math and Science Academy Co.
Series 2021A, Rev., 4.00%, 6/15/2024	340	342
Series 2021A, Rev., 4.00%, 6/15/2026	370	370
Series 2021A, Rev., 4.00%, 6/15/2028	400	396
Series 2021A, Rev., 4.00%, 6/15/2030	435	424
Series 2021A, Rev., 4.00%, 6/15/2041	280	255
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (c)	100	94
Series 2022A, Rev., 4.00%, 12/1/2041 (c)	290	253
Wisconsin Health and Educational Facilities Authority, Hope Christian Schools, Rev., 4.00%, 12/1/2041	160	143
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries, Rev., 4.00%, 1/1/2037	325	293
Total Wisconsin		7,760
Total Municipal Bonds (Cost $552,690)		521,895
	SHARES (000)
Short Term Investments — 12.0%
Investment Companies — 12.0%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.34% (g) (h) (Cost $73,113)	73,091	73,113
INVESTMENTS	SHARES (000)	VALUE ($000)
Total Investments — 98.0% (Cost $625,803)		595,008
Other Assets Less Liabilities — 2.0%		12,245
NET ASSETS — 100.0%		607,253
Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2022.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2022.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
22	J.P. Morgan Tax Aware Funds	April 30, 2022

Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2022 (amounts in thousands):

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.74% at termination	Receive	10/1/2026	USD 14,803	—	1,019	1,019
CPI-U at termination	2.95% at termination	Receive	1/28/2027	USD 14,096	—	611	611
CPI-U at termination	3.15% at termination	Receive	3/29/2032	USD 45,079	83	130	213
CPI-U at termination	3.21% at termination	Receive	2/15/2025	USD 7,148	—	252	252
CPI-U at termination	3.21% at termination	Receive	3/2/2027	USD 14,288	—	386	386
CPI-U at termination	3.36% at termination	Receive	11/18/2026	USD 5,985	—	222	222
CPI-U at termination	3.36% at termination	Receive	3/4/2027	USD 48,446	(399)	1,324	925
CPI-U at termination	3.38% at termination	Receive	11/18/2026	USD 2,797	—	101	101
CPI-U at termination	3.41% at termination	Receive	4/12/2027	USD 8,872	—	88	88
CPI-U at termination	3.44% at termination	Receive	3/14/2027	USD 98,258	(200)	1,516	1,316
CPI-U at termination	3.45% at termination	Receive	3/14/2027	USD 51,874	(138)	795	657
CPI-U at termination	3.46% at termination	Receive	4/13/2027	USD 14,788	—	108	108
CPI-U at termination	3.57% at termination	Receive	5/3/2027	USD 30,773	(83)	41	(42)
CPI-U at termination	4.45% at termination	Receive	4/22/2024	USD 7,548	—	16	16
CPI-U at termination	4.48% at termination	Receive	3/21/2024	USD 3,962	—	24	24
CPI-U at termination	5.30% at termination	Receive	4/4/2023	USD 17,297	—	71	71
					(737)	6,704	5,967
CPI-U at termination	3.68% at termination	Receive	3/29/2027	USD 5,538	(2)	(5)	(7)
CPI-U at termination	3.69% at termination	Receive	3/29/2027	USD 125,074	(99)	(125)	(224)
CPI-U at termination	5.43% at termination	Receive	5/3/2023	USD 6,070	—	(10)	(10)
CPI-U at termination	5.98% at termination	Receive	3/29/2023	USD 2,909	—	(5)	(5)
					(101)	(145)	(246)
					(838)	6,559	5,721

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at April 30, 2022 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.89%
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited)
(Amounts in thousands, except per share amounts)
	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,167,990	$ 521,895
Investments in affiliates, at value	3,537	73,113
Cash	2	3,007
Deposits at broker for centrally cleared swaps	—	18,365
Receivables:
Investment securities sold	1,572	3,070
Investment securities sold — delayed delivery securities	—	100
Fund shares sold	734	729
Interest from non-affiliates	—	5,991
Dividends from non-affiliates	795	—
Dividends from affiliates	—(a)	18
Total Assets	1,174,630	626,288
LIABILITIES:
Payables:
Investment securities purchased	1,209	—
Investment securities purchased — delayed delivery securities	—	14,386
Fund shares redeemed	1,239	2,766
Variation margin on centrally cleared swaps (net upfront receipts of $0 and $838, respectively)	—	1,585
Accrued liabilities:
Investment advisory fees	355	135
Administration fees	72	17
Distribution fees	20	23
Service fees	79	44
Custodian and accounting fees	7	18
Trustees’ and Chief Compliance Officer’s fees	—	—(a)
Other	33	61
Total Liabilities	3,014	19,035
Net Assets	$1,171,616	$ 607,253 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
24	J.P. Morgan Tax Aware Funds	April 30, 2022

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$ 396,875	$ 711,838
Total distributable earnings (loss)	774,741	(104,585)
Total Net Assets:	$1,171,616	$ 607,253
Net Assets:
Class A	$ 39,105	$ 90,091
Class C	16,838	6,697
Class I	688,449	457,639
Class R6	427,224	52,826
Total	$1,171,616	$ 607,253
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,028	9,456
Class C	453	704
Class I	17,931	47,918
Class R6	11,123	5,534
Net Asset Value (a):
Class A — Redemption price per share	$ 38.05	$ 9.53
Class C — Offering price per share (b)	37.15	9.51
Class I — Offering and redemption price per share	38.40	9.55
Class R6 — Offering and redemption price per share	38.41	9.55
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 40.16	$ 9.90
Cost of investments in non-affiliates	$ 491,275	$ 552,690
Cost of investments in affiliates	3,537	73,113

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	25

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited)
(Amounts in thousands)
	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ —	$ 5,555
Dividend income from non-affiliates	6,125	—
Dividend income from affiliates	4	35
Total investment income	6,129	5,590
EXPENSES:
Investment advisory fees	2,316	1,033
Administration fees	496	221
Distribution fees:
Class A	53	124
Class C	69	30
Service fees:
Class A	53	124
Class C	23	10
Class I	960	550
Custodian and accounting fees	22	73
Interest expense to affiliates	—(a)	—
Professional fees	30	47
Trustees’ and Chief Compliance Officer’s fees	14	13
Printing and mailing costs	31	5
Registration and filing fees	49	48
Transfer agency fees (See Note 2.I)	10	4
Other	35	10
Total expenses	4,161	2,292
Less fees waived	(603)	(704)
Less expense reimbursements	(3)	—
Net expenses	3,555	1,588
Net investment income (loss)	$ 2,574	$ 4,002 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
26	J.P. Morgan Tax Aware Funds	April 30, 2022

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ 98,856	$ (5,335)
Investments in affiliates	(2)	(14)
Futures contracts	—	(82)
Foreign currency transactions	—(a)	—
Swaps	—	27,840
Net realized gain (loss)	98,854	22,409
Distribution of capital gain received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(261,574)	(47,921)
Investments in affiliates	—(a)	(1)
Swaps	—	(870)
Change in net unrealized appreciation/depreciation	(261,574)	(48,792)
Net realized/unrealized gains (losses)	(162,720)	(26,382)
Change in net assets resulting from operations	$(160,146)	$(22,380)

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED
(Amounts in thousands)
	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 2,574	$ 6,211	$ 4,002	$ 6,491
Net realized gain (loss)	98,854	216,878	22,409	33,316
Distributions of capital gains received from investment company affiliates	—	—	1	—(a)
Change in net unrealized appreciation/depreciation	(261,574)	223,729	(48,792)	(779)
Change in net assets resulting from operations	(160,146)	446,818	(22,380)	39,028
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,822)	(4,005)	(560)	(795)
Class C	(2,555)	(1,733)	(25)	(39)
Class I	(105,929)	(88,662)	(3,088)	(5,235)
Class R6	(71,509)	(69,665)	(335)	(444)
Total distributions to shareholders	(185,815)	(164,065)	(4,008)	(6,513)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	78,264	(17,513)	67,807	258,426
NET ASSETS:
Change in net assets	(267,697)	265,240	41,419	290,941
Beginning of period	1,439,313	1,174,073	565,834	274,893
End of period	$1,171,616	$1,439,313	$607,253	$565,834

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
28	J.P. Morgan Tax Aware Funds	April 30, 2022

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 6,227	$ 6,213	$ 32,651	$ 65,111
Distributions reinvested	5,735	3,935	486	693
Cost of shares redeemed	(4,141)	(5,023)	(36,536)	(7,320)
Change in net assets resulting from Class A capital transactions	7,821	5,125	(3,399)	58,484
Class C
Proceeds from shares issued	2,573	4,381	2,607	5,286
Distributions reinvested	2,496	1,683	23	36
Cost of shares redeemed	(2,491)	(2,848)	(2,695)	(1,439)
Change in net assets resulting from Class C capital transactions	2,578	3,216	(65)	3,883
Class I
Proceeds from shares issued	83,714	155,474	154,707	237,630
Distributions reinvested	103,917	86,764	1,703	2,990
Cost of shares redeemed	(138,075)	(203,733)	(108,454)	(51,812)
Change in net assets resulting from Class I capital transactions	49,556	38,505	47,956	188,808
Class R6
Proceeds from shares issued	27,926	61,647	27,824	12,045
Distributions reinvested	71,177	69,432	273	440
Cost of shares redeemed	(80,794)	(195,438)	(4,782)	(5,234)
Change in net assets resulting from Class R6 capital transactions	18,309	(64,359)	23,315	7,251
Total change in net assets resulting from capital transactions	$ 78,264	$ (17,513)	$ 67,807	$258,426
SHARE TRANSACTIONS:
Class A
Issued	139	136	3,309	6,679
Reinvested	130	101	50	72
Redeemed	(95)	(114)	(3,743)	(762)
Change in Class A Shares	174	123	(384)	5,989
Class C
Issued	60	99	262	544
Reinvested	58	44	2	4
Redeemed	(58)	(64)	(275)	(148)
Change in Class C Shares	60	79	(11)	400
Class I
Issued	1,887	3,388	15,752	24,612
Reinvested	2,328	2,193	173	309
Redeemed	(3,009)	(4,477)	(11,078)	(5,359)
Change in Class I Shares	1,206	1,104	4,847	19,562
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	625	1,381	2,826	1,230
Reinvested	1,594	1,754	28	45
Redeemed	(1,838)	(4,628)	(490)	(540)
Change in Class R6 Shares	381	(1,493)	2,364	735
SEE NOTES TO FINANCIAL STATEMENTS.
30	J.P. Morgan Tax Aware Funds	April 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$49.77	$ —(f)	$ (5.15)	$ (5.15)	$(0.01)	$(6.56)	$(6.57)
Year Ended October 31, 2021	40.37	0.02	14.90	14.92	(0.04)	(5.48)	(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17	1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17	6.87	7.04	(0.19)	(1.26)	(1.45)
Class C
Six Months Ended April 30, 2022(Unaudited)	48.84	(0.11)	(5.02)	(5.13)	—	(6.56)	(6.56)
Year Ended October 31, 2021	39.86	(0.20)	14.66	14.46	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	—(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01	6.83	6.84	(0.07)	(1.26)	(1.33)
Class I
Six Months Ended April 30, 2022(Unaudited)	50.15	0.08	(5.18)	(5.10)	(0.09)	(6.56)	(6.65)
Year Ended October 31, 2021	40.64	0.20	15.00	15.20	(0.21)	(5.48)	(5.69)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32	1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31	6.91	7.22	(0.33)	(1.26)	(1.59)
Class R6
Six Months Ended April 30, 2022(Unaudited)	50.16	0.11	(5.19)	(5.08)	(0.11)	(6.56)	(6.67)
Year Ended October 31, 2021	40.64	0.25	15.00	15.25	(0.25)	(5.48)	(5.73)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018(h) through October 31, 2018	37.04	0.01	(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
32	J.P. Morgan Tax Aware Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$38.05	(12.20)%	$ 39,105	0.94(g)%	(0.02)(g)%	0.95(g)%	20%
49.77	40.69	42,525	0.94	0.05	0.95	21
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28

37.15	(12.40)	16,838	1.45(g)	(0.52)(g)	1.46(g)	20
48.84	39.96	19,177	1.44	(0.45)	1.45	21
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28

38.40	(12.01)	688,449	0.55(g)	0.38(g)	0.70(g)	20
50.15	41.22	838,765	0.55	0.45	0.70	21
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28

38.41	(11.96)	427,224	0.44(g)	0.49(g)	0.45(g)	20
50.16	41.39	538,846	0.44	0.56	0.45	21
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$9.94	$0.06	$(0.41)	$(0.35)	$(0.06)
Year Ended October 31, 2021	9.11	0.13	0.84	0.97	(0.14)
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)
Class C
Six Months Ended April 30, 2022(Unaudited)	9.92	0.03	(0.41)	(0.38)	(0.03)
Year Ended October 31, 2021	9.09	0.08	0.84	0.92	(0.09)
Year Ended October 31, 2020	9.23	0.14	(0.14)	—(g)	(0.14)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)
Class I
Six Months Ended April 30, 2022(Unaudited)	9.97	0.07	(0.42)	(0.35)	(0.07)
Year Ended October 31, 2021	9.13	0.16	0.84	1.00	(0.16)
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)
Class R6
Six Months Ended April 30, 2022(Unaudited)	9.96	0.07	(0.41)	(0.34)	(0.07)
Year Ended October 31, 2021	9.13	0.17	0.83	1.00	(0.17)
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)
Year Ended October 31, 2018	9.48	0.27	(0.27)	—(g)	(0.27)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.
34	J.P. Morgan Tax Aware Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(d)

$9.53	(3.58)%	$ 90,091	0.74(f)%	1.15(f)%	0.99(f)%	18%
9.94	10.68	97,845	0.75	1.33	1.01	7
9.11	0.57	35,094	0.75	1.96	1.01	12
9.25	3.14	39,846	0.76	2.32	0.99	4
9.19	(0.36)	33,051	0.74	2.47	0.98	30
9.46	1.12	56,720	0.73	2.47	0.97	20

9.51	(3.82)	6,697	1.24(f)	0.64(f)	1.50(f)	18
9.92	10.17	7,095	1.25	0.84	1.51	7
9.09	0.04	2,859	1.25	1.50	1.51	12
9.23	2.60	8,353	1.26	1.85	1.48	4
9.17	(0.76)	18,315	1.24	1.97	1.48	30
9.43	0.50	26,545	1.23	1.98	1.49	20

9.55	(3.54)	457,639	0.49(f)	1.40(f)	0.74(f)	18
9.97	11.04	429,314	0.50	1.61	0.76	7
9.13	0.82	214,709	0.50	2.24	0.75	12
9.27	3.38	384,626	0.51	2.58	0.73	4
9.21	(0.10)	411,760	0.49	2.72	0.73	30
9.48	1.35	323,320	0.48	2.74	0.65	20

9.55	(3.40)	52,826	0.39(f)	1.53(f)	0.49(f)	18
9.96	11.04	31,580	0.40	1.76	0.51	7
9.13	0.92	22,231	0.40	2.48	0.49	12
9.27	3.49	316,009	0.41	2.70	0.48	4
9.21	—(h)	588,549	0.39	2.82	0.48	30
9.48	1.47	1,112,857	0.38	2.75	0.47	20
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Tax Aware Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited)
(Dollar values in thousands)
1.  Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.
The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A.  Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sales price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
36	J.P. Morgan Tax Aware Funds	April 30, 2022

Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Tax Aware Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,171,527	$—	$—	$1,171,527

(a)	Please refer to the SOI for specific of portfolio holdings.

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$ —	$521,895	$—	$521,895
Short-Term Investments
Investment Companies	73,113	—	—	73,113
Total Investments in Securities	$73,113	$521,895	$—	$595,008
Appreciation in Other Financial Instruments
Swaps	$ —	$ 6,704	$—	$ 6,704
Depreciation in Other Financial Instruments
Swaps	—	(145)	—	(145)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ —	$ 6,559	$—	$ 6,559
April 30, 2022	J.P. Morgan Tax Aware Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
B.  Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C.  When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Tax Aware Real Return Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2022, which are shown as a Receivable for Investment securities sold - delayed delivery securities and a Payable for Investment securities purchased - delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2022 are detailed on the SOIs.
D.  Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
38	J.P. Morgan Tax Aware Funds	April 30, 2022

The Funds did not lend out any securities during the six months ended April 30, 2022.
E.  Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Tax Aware Equity Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b)	$14,898	$83,600	$94,960	$(2)	$—(c)	$3,537	3,536	$4	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
(c)	Amount rounds to less than one thousand.

Tax Aware Real Return Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.34% (a) (b)	$56,696	$176,174	$159,742	$(14)	$(1)	$73,113	73,091	$35	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
F.  Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
April 30, 2022	J.P. Morgan Tax Aware Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G.  Swaps  — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
Inflation-Linked Swaps
Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
Derivatives Volume
The table below discloses the volume of the Fund’s futures contracts and swaps activity during the six months ended April 30, 2022.
Tax Aware Real Return Fund
Futures Contracts:
Average Notional Balance Long	$ 3,819
Average Notional Balance Short	(3,817)
Interest Rate Related Swaps :
Average Notional Balance - Pays Fixed Rate	474,431
Ending Notional Balance - Pays Fixed Rate	525,605
H.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date of when a Fund first learns of the dividend.
I.  Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$—(a)	$6	$3	$10
40	J.P. Morgan Tax Aware Funds	April 30, 2022

	Class A	Class C	Class I	Class R6	Total
Tax Aware Real Return Fund
Transfer agency fees	$1	$—(a)	$2	$1	$ 4

(a)	Amount rounds to less than one thousand.
J.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2022, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.
K.  Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3.  Fees and Other Transactions with Affiliates
A.  Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B.  Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2022, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75
JPMDS waived distribution fees as outlined in Note 3.F.
April 30, 2022	J.P. Morgan Tax Aware Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$6	$—
Tax Aware Real Return Fund	2	—
D.  Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F.  Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a%	n/a%	0.55%	0.44%
Tax Aware Real Return Fund	0.75	1.25	0.50	0.40
The expense limitation agreements were in effect for the six months ended April 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.
For the six months ended April 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$ 33	$ 22	$544	$599	$ 3
Tax Aware Real Return Fund	163	108	410	681	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2022 were as follows:
42	J.P. Morgan Tax Aware Funds	April 30, 2022

Tax Aware Equity Fund	$ 3
Tax Aware Real Return Fund	23
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through April 30, 2022 the amount of these waivers were as follows:
Tax Aware Equity Fund	1
G.  Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2022, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4.  Investment Transactions
During the six months ended April 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$270,061	$358,980
Tax Aware Real Return Fund	177,376	90,809
During the six months ended April 30, 2022, there were no purchases or sales of U.S. Government securities.
5.  Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$494,812	$685,605	$ 8,890	$676,715
Tax Aware Real Return Fund	624,965	8,898	33,134	(24,236)
At October 31, 2021, the following Fund had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$102,720	$—
During the year ended October 31, 2021, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Tax Aware Real Return Fund	$33,349	$—
April 30, 2022	J.P. Morgan Tax Aware Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
6.  Borrowings
The Funds rely  upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2022. Average borrowings from the Facility during the six months ended April 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$2,698	0.82%	1	$—(a)

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which was decreased from 1.25% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2022.
7.  Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
44	J.P. Morgan Tax Aware Funds	April 30, 2022

As of April 30, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	46.3%	1	31.2%
Tax Aware Real Return Fund	1	12.7	2	47.8
Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.
The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds' yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer's ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers' ratings and the Fund's ability to collect principal and interest, in the event of an issuer's default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
April 30, 2022	J.P. Morgan Tax Aware Funds	45

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2021, and continued to hold your shares at the end of the reporting period, April 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$ 878.00	$4.38	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	876.00	6.74	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	879.90	2.56	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	880.40	2.05	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	964.20	3.60	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class C
Actual	1,000.00	961.80	6.03	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	964.60	2.39	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
46	J.P. Morgan Tax Aware Funds	April 30, 2022

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return Fund (continued)
Class R6
Actual	$1,000.00	$ 966.00	$1.90	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
April 30, 2022	J.P. Morgan Tax Aware Funds	47

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
48	J.P. Morgan Tax Aware Funds	April 30, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. April 2022.	SAN-TA-422

Semi-Annual Report
J.P. Morgan Funds
April 30, 2022 (Unaudited)
JPMorgan Global Allocation Fund
JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 21, 2022, 2022(Unaudited)
Dear Shareholders,

“The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification.”
— Andrea L. Lisher

Global economic growth has been hindered by accelerating inflation, the conflict in Ukraine and regional surges in pandemic infections. While equity markets largely rallied in the final months of 2021 and continued to outperform bond markets, a more hawkish U.S. Federal Reserve (the “Fed”) and Russia’s invasion of Ukraine in late February 2022 set off a cascade of weakening investor sentiment.
In the U.S., continued job growth, strong consumer spending and resilient corporate earnings in the first quarter of 2022 helped to offset a contraction in real economic growth. Meanwhile, in response to the highest levels of inflation in nearly 40 years, the Fed raised its benchmark interest rate in March 2022 for the first time since 2018 and then raised it again in both May and June.
Elsewhere, the Bank of England has raised interest rates multiple times since the start of 2022 and the European Central Bank has signaled it is poised to raise interest rates in July 2022, which would mark the first rate increase in the European Union in 11 years.
Meanwhile, emerging markets generally struggled during the six months ended April 30, 2022 as rising prices for energy and food weighed on economic growth. Additionally, a pandemic resurgence in China in early 2022 led to strict lockdowns in several large cities, which hurt manufacturing and other economic activity and had a spillover effect on other emerging market economies.
The market environment remains challenging; investors should recognize the risks in trying to time market movements, as well as the potential long-term benefits of portfolio diversification. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,
Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

April 30, 2022	J.P. Morgan Funds	1

J.P. Morgan Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2022 (Unaudited)
While developed market equities rallied in the final months of 2021, a resurgence in the pandemic, surging inflation and Russia’s invasion of Ukraine in late February 2022 dented the global economic outlook and erased equity market gains for the six month period. Overall, both global equity and fixed income markets largely generated negative returns for the period, with emerging markets largely underperforming developed markets.
U.S. equity prices largely maintained upward momentum in the final months of 2021 amid low interest rates, a boom in household wealth and record corporate earnings and revenues. However, investor concerns about the emergence of the Omicron variant of COVID-19 and surging inflationary pressure fueled market volatility in 2022 and Russia’s military build-up and invasion of Ukraine in February 2022 put further pressure on U.S. equity prices.
In mid-March 2022, the U.S. Federal Reserve followed through on its stated plan and raised interest rates for the first time since December 2018, and pledged to raise rates six more times in 2022. While U.S. equity prices rebounded somewhat for the month, both equity and bond markets slumped in April as negotiations to end the Ukraine conflict failed and global supply-chain disruptions increased. Notably, the U.S. dollar strengthened against other major currencies in early 2022, which provided a significant drag on both the domestic economy and corporate earnings. However, job growth in the U.S. continued throughout the six month period.
European and U.K. equities largely ended 2021 with gains but the reimposition of social restrictions in response to the spread of Omicron and the outbreak of fighting in Ukraine weighed on financial markets in early 2022. While initial multilateral trade and financial sanctions against Russia excluded its energy sector, prices for natural gas and petroleum rose sharply across Europe and the potential disruption of energy supplies hurt investor sentiment.
Unemployment in both the Euro area and the U.K. had fallen to near multi-decade lows by the end of April 2022 but consumer sentiment across both regions tumbled lower in 2022. During the six month period, the European Central Bank maintained its ultra-low interest rate policy, while the Bank of England raised rates three times during the period amid the highest annual inflation rate in 30 years.
Within emerging markets, both equities and bonds underperformed throughout the six month period. China proved be the largest drag on emerging markets during the period as investor concerns about tighter regulatory scrutiny of large technology companies in 2021 gave way to strict lockdowns in several large cities amid a resurgence in COVID-19 infections throughout the country. The expected slowdown in China’s economy, and in its manufacturing sector in particular, weighed down financial markets in its emerging market trading partners. Rising prices for energy and a range of other commodities also raised investor concerns about economic growth across emerging market nations, particularly net importers of petroleum and natural gas. Additionally, the prospect of rising U.S. interest rates weighed on emerging market bond prices.
For the six months ended April 30, 2022, the S&P 500 returned -9.65%; the MSCI EAFE Index returned -11.58% and the MSCI Emerging Markets Index returned -14.04%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -9.47%, the Bloomberg U.S. High Yield Index returned -7.41% and the Bloomberg Emerging Markets Index returned -13.25% for the period.
2	J.P. Morgan Funds	April 30, 2022

JPMorgan Global Allocation Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund Class I Shares *	(12.15)%
MSCI All Country World Index (net of foreign withholding taxes)	(11.63)%
Bloomberg Global Aggregate Index (Unhedged USD)	(11.69)%
60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark)	(11.37)%
Net Assets as of 4/30/2022 (In Thousands)	$4,213,255
INVESTMENT OBJECTIVE**
The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended April 30, 2022, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”), the Bloomberg Global Aggregate Index (Unhedged USD) and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index.
Relative to the Benchmark, which is an all-equity index, the Fund’s overweight allocation to equity, particularly non-U.S. developed markets equity, was a leading detractor from performance.
Relative to 60% MSCI All Country World Index / 40% Bloomberg Global Aggregate Index, the Fund’s initial overweight allocation to equity was a leading detractor from performance, while the Fund’s allocation to diversified corporate credit was a leading contributor to relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers decreased their overall equity allocation, particularly in European equity. The portfolio managers maintained the Fund’s allocation to corporate credit and continued to hold non-U.S. government bonds and U.S. Treasury futures.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Income Fund, Class R6 Shares	4.4%
2.	Microsoft Corp.	1.7
3.	U.S. Treasury Notes, 0.13%, 1/31/2023	1.5
4.	Amazon.com, Inc.	1.4
5.	Apple, Inc.	1.2
6.	UnitedHealth Group, Inc.	0.8
7.	Bristol-Myers Squibb Co.	0.8
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	0.8
9.	AbbVie, Inc.	0.7
10.	Japan Government Bond	0.7

PORTFOLIO COMPOSITION AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	54.7%
Corporate Bonds	15.6
Foreign Government Securities	14.7
Investment Companies	4.4
U.S. Treasury Obligations	1.5
Options Purchased	1.1
Others (each less than 1.0%)	1.0
Short-Term Investments	7.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2022	J.P. Morgan Funds	3

JPMorgan Global Allocation Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2011
With Sales Charge **		(16.19)%	(13.74)%	4.55%	5.85%
Without Sales Charge		(12.25)	(9.69)	5.52	6.34
CLASS C SHARES	May 31, 2011
With CDSC ***		(13.42)	(11.10)	5.00	5.92
Without CDSC		(12.42)	(10.10)	5.00	5.92
Class I SHARES	May 31, 2011	(12.15)	(9.46)	5.79	6.61
Class R2 SHARES	May 31, 2011	(12.39)	(10.03)	5.15	6.02
Class R3 SHARES	October 1, 2018	(12.32)	(9.79)	5.42	6.29
Class R4 SHARES	October 1, 2018	(12.14)	(9.54)	5.71	6.57
Class R5 SHARES	October 1, 2018	(12.13)	(9.42)	5.82	6.62
Class R6 SHARES	November 1, 2017	(12.10)	(9.34)	5.91	6.67

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) does not reflect the deduction of expenses associated with a

4	J.P. Morgan Funds	April 30, 2022

mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.
Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
April 30, 2022	J.P. Morgan Funds	5

JPMorgan Income Builder Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(7.56)%
MSCI World Index (net of foreign withholding taxes)	(11.30)%
Bloomberg U.S. Aggregate Index	(9.47)%
60% MSCI World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark)	(10.47)%
Net Assets as of 4/30/2022 (In Thousands)	$12,053,776
INVESTMENT OBJECTIVE**
The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended April 30, 2022, the Fund’s Class A Shares, without a sales charge, outperformed the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the 60% MSCI World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index.
The Fund’s overweight allocation to U.S. equity and its diversified allocation to credit were leading contributors to performance relative to the MSCI World Index, which is an equity index and holds no bonds.
Relative to the Bloomberg U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocation to a diversified set of corporate bonds contributed to performance.
Relative to the Composite Benchmark, the Fund’s allocation to corporate credit, which outperformed government bonds amid rising interest rates during the period, was a leading contributor to performance. The Fund’s allocation to U.S. equity also helped relative performance, though the Fund’s overall allocation to developed markets equity was a leading detractor from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s overall equities exposure but maintained its positioning in credit. The portfolio managers sought to take advantage of periodic market volatility by adding to covered call options in the form of equity-linked notes. The portfolio managers also sought to balance credit allocations with more conservative exposures through U.S. Treasury futures.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Premium Income ETF	2.5%
2.	Royal Bank of Canada, ELN, 7.50%, 5/11/2022, (linked to Russell 2000 Index)	1.0
3.	BNP Paribas SA, ELN, 7.00%, 5/18/2022, (linked to Russell 2000 Index)	1.0
4.	Societe Generale SA, ELN, 7.50%, 8/10/2022, (linked to Russell 2000 Index)	1.0
5.	Barclays Bank plc, ELN, 7.00%, 8/3/2022, (linked to Russell 2000 Index)	1.0
6.	BNP Paribas SA, ELN, 7.00%, 7/27/2022, (linked to Russell 2000 Index)	1.0
7.	Barclays Bank plc, ELN, 7.00%, 7/20/2022, (linked to Russell 2000 Index)	1.0
8.	Societe Generale SA, ELN, 7.00%, 5/25/2022, (linked to Russell 2000 Index)	1.0
9.	Johnson & Johnson	0.6
10.	U.S. Treasury Notes, 0.13%, 1/31/2023	0.5

PORTFOLIO COMPOSITION AS OF April 30, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	37.0%
Corporate Bonds	33.3
Equity Linked Notes	6.8
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.7
Exchange-Traded Funds	2.5
Loan Assignments	2.3
Asset-Backed Securities	1.3
Foreign Government Securities	1.1
Others (each less than 1.0%)	1.8
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Funds	April 30, 2022

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
April 30, 2022	J.P. Morgan Funds	7

JPMorgan Income Builder Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge **		(11.74)%	(9.14)%	3.53%	4.97%
Without Sales Charge		(7.56)	(4.87)	4.48	5.45
CLASS C SHARES	May 31, 2007
With CDSC ***		(8.74)	(6.37)	3.94	5.03
Without CDSC		(7.74)	(5.37)	3.94	5.03
Class I SHARES	May 31, 2007	(7.48)	(4.72)	4.63	5.62
Class R6 SHARES	November 1, 2017	(7.44)	(4.63)	4.71	5.66

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/12 TO 4/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

8	J.P. Morgan Funds	April 30, 2022

which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
April 30, 2022	J.P. Morgan Funds	9

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 55.4%
Australia — 0.5%
Ampol Ltd.	2	44
APA Group	9	75
Aristocrat Leisure Ltd.	5	111
ASX Ltd.	2	93
Aurizon Holdings Ltd.	15	41
Australia & New Zealand Banking Group Ltd.	22	425
BHP Group Ltd.	259	8,686
BHP Group Ltd.	18	615
BlueScope Steel Ltd.	4	56
Brambles Ltd.	11	84
Cochlear Ltd.	1	84
Coles Group Ltd.	11	139
Commonwealth Bank of Australia	13	981
Computershare Ltd.	4	76
Crown Resorts Ltd. *	3	27
CSL Ltd.	4	723
Dexus, REIT	9	67
Domino's Pizza Enterprises Ltd.	—	25
Endeavour Group Ltd.	11	58
Evolution Mining Ltd.	14	41
Fortescue Metals Group Ltd.	13	203
Glencore plc *	78	484
Goodman Group, REIT	13	221
GPT Group (The), REIT	15	54
IDP Education Ltd.	2	31
Insurance Australia Group Ltd.	20	62
LendLease Corp. Ltd.	5	47
Macquarie Group Ltd.	3	386
Medibank Pvt Ltd.	22	49
Mineral Resources Ltd.	1	55
Mirvac Group, REIT	31	53
National Australia Bank Ltd.	26	591
Newcrest Mining Ltd.	7	132
Northern Star Resources Ltd.	9	60
Orica Ltd.	3	37
Origin Energy Ltd.	14	67
Qantas Airways Ltd. *	7	28
QBE Insurance Group Ltd.	12	101
Ramsay Health Care Ltd.	1	82
REA Group Ltd.	—	37
Reece Ltd.	2	28
Rio Tinto Ltd.	3	232
Rio Tinto plc	9	628
INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Santos Ltd.	25	142
Scentre Group, REIT	41	86
SEEK Ltd.	3	52
Sonic Healthcare Ltd.	4	93
South32 Ltd.	37	123
Stockland, REIT	19	55
Suncorp Group Ltd.	10	80
Tabcorp Holdings Ltd.	18	67
Telstra Corp. Ltd.	33	93
Transurban Group	24	244
Treasury Wine Estates Ltd.	6	45
Vicinity Centres, REIT	31	40
Washington H Soul Pattinson & Co. Ltd.	2	33
Wesfarmers Ltd.	9	310
Westpac Banking Corp.	29	486
WiseTech Global Ltd.	1	36
Woodside Petroleum Ltd.	8	167
Woolworths Group Ltd.	10	259
		18,530
Austria — 0.0% ^
Erste Group Bank AG	3	85
Mondi plc	4	72
OMV AG	1	59
Raiffeisen Bank International AG (a)	1	13
Verbund AG *	—	58
voestalpine AG	1	24
		311
Belgium — 0.4%
Ageas SA	1	65
Anheuser-Busch InBev SA	7	395
Elia Group SA/NV (a)	—	39
Etablissements Franz Colruyt NV	—	16
Groupe Bruxelles Lambert SA	1	82
KBC Group NV	253	17,179
Proximus SADP	1	21
Sofina SA	—	37
Solvay SA	1	55
UCB SA	1	114
Umicore SA	2	60
		18,063
Brazil — 0.4%
Itau Unibanco Holding SA (Preference) *	329	1,594

SEE NOTES TO FINANCIAL STATEMENTS.
10	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Brazil — continued
Localiza Rent a Car SA	134	1,439
Lojas Renner SA *	286	1,381
Magazine Luiza SA *	496	495
NU Holdings Ltd., Class A * (a)	77	459
Petroleo Brasileiro SA (Preference)	694	4,282
Porto Seguro SA	398	1,652
Raia Drogasil SA	267	1,131
Suzano SA	142	1,439
Vale SA	79	1,338
XP, Inc., Class A *	48	1,168
Yara International ASA	1	67
		16,445
Canada — 0.3%
Canadian National Railway Co.	48	5,627
Fairfax Financial Holdings Ltd.	3	1,740
Toronto-Dominion Bank (The)	86	6,186
		13,553
Chile — 0.0% ^
Antofagasta plc	3	60
Banco Santander Chile	20,347	979
		1,039
China — 4.4%
Advanced Micro-Fabrication Equipment, Inc., Class A *	53	831
Aier Eye Hospital Group Co. Ltd., Class A	197	1,052
Alibaba Group Holding Ltd. *	532	6,488
Amoy Diagnostics Co. Ltd., Class A	23	157
Angel Yeast Co. Ltd., Class A	110	631
Anjoy Foods Group Co. Ltd., Class A	28	539
ANTA Sports Products Ltd.	87	995
Asymchem Laboratories Tianjin Co. Ltd., Class H * (b)	40	853
Bank of Ningbo Co. Ltd., Class A	294	1,593
Baoshan Iron & Steel Co. Ltd., Class A	1,050	1,013
Beijing Kingsoft Office Software, Inc., Class A	2	45
Beijing Kingsoft Office Software, Inc., Class A	18	495
BOC Hong Kong Holdings Ltd.	29	105
BOE Technology Group Co. Ltd., Class A	1,637	930
Budweiser Brewing Co. APAC Ltd. (b)	610	1,518
Chacha Food Co. Ltd., Class A	72	576
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	41	779
China Construction Bank Corp., Class H	7,300	5,201
China Longyuan Power Group Corp. Ltd., Class H	960	1,852
China Merchants Bank Co. Ltd., Class A	496	2,961
China Merchants Bank Co. Ltd., Class H	549	3,312
China Resources Land Ltd.	304	1,358
China State Construction Engineering Corp. Ltd., Class A	960	903
China Vanke Co. Ltd., Class A	672	1,958
China Yangtze Power Co. Ltd., Class A	305	1,038
Chongqing Brewery Co. Ltd., Class A *	115	2,150
Chongqing Fuling Zhacai Group Co. Ltd., Class A	376	1,960
Chow Tai Fook Jewellery Group Ltd. *	15	25
Contemporary Amperex Technology Co. Ltd., Class A	58	3,521
Country Garden Services Holdings Co. Ltd.	271	1,142
ESR Cayman Ltd. * (b)	16	48
Flat Glass Group Co. Ltd., Class H	143	511
Foshan Haitian Flavouring & Food Co. Ltd., Class A	260	3,176
Futu Holdings Ltd., ADR * (a)	—	13
Fuyao Glass Industry Group Co. Ltd., Class A	43	229
Fuyao Glass Industry Group Co. Ltd., Class H (b)	153	626
Glodon Co. Ltd., Class A	92	635
Guangdong Haid Group Co. Ltd., Class A	87	805
Guangzhou Automobile Group Co. Ltd., Class H	1,964	1,665
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	63	770
Haier Smart Home Co. Ltd., Class H	1,154	4,078
Hangzhou Tigermed Consulting Co. Ltd., Class A	59	789
Han's Laser Technology Industry Group Co. Ltd., Class A	453	1,869
Hefei Meiya Optoelectronic Technology, Inc., Class A	146	493
Hongfa Technology Co. Ltd., Class A *	102	735
Huazhu Group Ltd.	366	1,154
Hundsun Technologies, Inc., Class A	170	967
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	689	3,973
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	11

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Jade Bird Fire Co. Ltd., Class A	271	1,330
JD.com, Inc., Class A *	131	4,081
Jiangsu Hengli Hydraulic Co. Ltd., Class A	98	671
Jiangsu Hengrui Medicine Co. Ltd., Class A	134	593
Kingdee International Software Group Co. Ltd. *	577	1,177
Kunlun Energy Co. Ltd.	1,650	1,369
Kweichow Moutai Co. Ltd., Class A	5	1,353
Laobaixing Pharmacy Chain JSC, Class A	96	463
LONGi Green Energy Technology Co. Ltd., Class A	173	1,743
Maxscend Microelectronics Co. Ltd., Class A *	26	715
Meituan * (b)	242	5,190
Midea Group Co. Ltd., Class A	140	1,188
Minth Group Ltd.	394	928
Montage Technology Co. Ltd., Class A	69	603
NARI Technology Co. Ltd., Class A	311	1,481
NetEase, Inc.	160	3,063
NXP Semiconductors NV	131	22,451
Oppein Home Group, Inc., Class A	113	1,974
Pharmaron Beijing Co. Ltd., Class H (b)	159	1,994
Ping An Bank Co. Ltd., Class A	1,376	3,153
Ping An Insurance Group Co. of China Ltd., Class A	278	1,851
Ping An Insurance Group Co. of China Ltd., Class H	443	2,800
Poly Developments and Holdings Group Co. Ltd., Class A	832	2,271
Prosus NV *	7	356
Proya Cosmetics Co. Ltd., Class A	25	772
Qingdao Haier Biomedical Co. Ltd., Class A	22	210
Sangfor Technologies, Inc., Class A	31	408
Shanghai Baosight Software Co. Ltd., Class A	267	1,896
Shanghai Liangxin Electrical Co. Ltd., Class A *	367	585
Shanghai M&G Stationery, Inc., Class A	65	465
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	34	602
Shenzhen Inovance Technology Co. Ltd., Class A	161	1,383
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	63	2,939
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Shenzhou International Group Holdings Ltd.	70	953
Silergy Corp.	10	890
SITC International Holdings Co. Ltd.	11	37
Skshu Paint Co. Ltd., Class A	122	1,354
StarPower Semiconductor Ltd., Class A	8	398
StarPower Semiconductor Ltd., Class A	5	271
Sungrow Power Supply Co. Ltd., Class A	71	662
Sunny Optical Technology Group Co. Ltd.	75	1,097
Suzhou Maxwell Technologies Co. Ltd., Class A	17	842
Tencent Holdings Ltd.	386	18,204
Tongwei Co. Ltd., Class A	642	3,925
Wanhua Chemical Group Co. Ltd., Class A	209	2,429
Will Semiconductor Co. Ltd., Class A	23	512
Wilmar International Ltd.	15	48
Wuliangye Yibin Co. Ltd., Class A	116	2,821
Wuxi Biologics Cayman, Inc. * (b)	313	2,310
Xinyi Solar Holdings Ltd.	1,010	1,501
XPeng, Inc., Class A *	45	557
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	78	803
Yonyou Network Technology Co. Ltd., Class A	148	422
Yunnan Energy New Material Co. Ltd. *	73	2,193
Zhejiang Dingli Machinery Co. Ltd., Class A	75	419
Zijin Mining Group Co. Ltd., Class H	1,086	1,581
		184,804
Denmark — 1.1%
Ambu A/S, Class B (a)	1	17
AP Moller - Maersk A/S, Class A	—	71
AP Moller - Maersk A/S, Class B	—	130
Carlsberg A/S, Class B	106	13,509
Chr Hansen Holding A/S	1	65
Coloplast A/S, Class B	24	3,207
Danske Bank A/S	5	84
Demant A/S *	1	38
DSV A/S	2	265
Genmab A/S *	1	183
GN Store Nord A/S	1	37
Novo Nordisk A/S, Class B	246	28,151
Novozymes A/S, Class B	2	113
Orsted A/S (b)	1	166

SEE NOTES TO FINANCIAL STATEMENTS.
12	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Denmark — continued
Pandora A/S	1	69
ROCKWOOL A/S, Class B	—	18
Tryg A/S	3	68
Vestas Wind Systems A/S	8	204
		46,395
Finland — 0.0% ^
Elisa OYJ	1	66
Fortum OYJ	3	58
Kesko OYJ, Class B	2	54
Kone OYJ, Class B	3	129
Neste OYJ	3	144
Nokia OYJ *	43	216
Nordea Bank Abp	25	253
Orion OYJ, Class B	1	33
Sampo OYJ, Class A	4	192
Stora Enso OYJ, Class R	5	91
UPM-Kymmene OYJ	4	146
Wartsila OYJ Abp	4	30
		1,412
France — 2.8%
Accor SA *	1	44
Adevinta ASA *	2	18
Aeroports de Paris *	—	33
Air Liquide SA	4	649
Airbus SE	137	15,024
Alstom SA	3	55
Amundi SA (b)	1	29
Arkema SA	1	55
AXA SA (a)	15	408
BioMerieux	—	31
BNP Paribas SA	9	462
Bollore SE	7	33
Bouygues SA (a)	2	62
Bureau Veritas SA	2	67
Capgemini SE	77	15,734
Carrefour SA	5	104
Cie de Saint-Gobain	4	234
Cie Generale des Etablissements Michelin SCA	1	166
CNP Assurances (a)	1	30
Covivio, REIT (a)	—	29
Credit Agricole SA	655	7,077
Danone SA	5	313
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
Dassault Aviation SA	—	33
Dassault Systemes SE	5	233
Edenred	2	99
Eiffage SA	1	65
Electricite de France SA	4	39
Engie SA	15	171
EssilorLuxottica SA	2	387
Eurazeo SE *	—	24
Faurecia SE	1	21
Gecina SA, REIT	—	41
Getlink SE	4	64
Hermes International	—	309
Ipsen SA	—	31
Kering SA	1	316
Klepierre SA, REIT *	2	38
La Francaise des Jeux SAEM (b)	1	28
Legrand SA	2	187
L'Oreal SA	14	5,180
LVMH Moet Hennessy Louis Vuitton SE	50	32,146
Orange SA	16	188
Orpea SA	—	15
Pernod Ricard SA	2	342
Publicis Groupe SA	2	108
Remy Cointreau SA	—	36
Renault SA *	2	37
Safran SA	88	9,432
Sanofi (a)	9	951
Sartorius Stedim Biotech	—	71
SEB SA	—	26
Societe Generale SA	6	154
Sodexo SA	1	53
Teleperformance	1	167
Thales SA	1	108
TotalEnergies SE (a)	87	4,264
Ubisoft Entertainment SA *	1	34
Unibail-Rodamco-Westfield, REIT *	1	70
Valeo	2	33
Veolia Environnement SA	5	151
Vinci SA (a)	221	21,393
Vivendi SE (a)	6	71
Wendel SE	—	21
Worldline SA * (b)	2	74
		117,868
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	13

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — 1.3%
adidas AG	32	6,543
Allianz SE (Registered)	29	6,645
Aroundtown SA	8	40
BASF SE *	7	383
Bayer AG (Registered) *	8	512
Bayerische Motoren Werke AG	3	214
Bayerische Motoren Werke AG (Preference)	—	34
Bechtle AG	1	30
Beiersdorf AG	1	80
Brenntag SE	1	94
Carl Zeiss Meditec AG	—	40
Commerzbank AG *	8	52
Continental AG *	1	60
Covestro AG (b)	2	66
Daimler Truck Holding AG *	3	88
Deutsche Bank AG (Registered) *	16	164
Deutsche Boerse AG	2	262
Deutsche Lufthansa AG (Registered) *	5	35
Deutsche Post AG (Registered)	178	7,585
Deutsche Telekom AG (Registered)	26	472
E.ON SE	18	185
Evonik Industries AG	2	44
Fresenius Medical Care AG & Co. KGaA	2	101
Fresenius SE & Co. KGaA	3	117
FUCHS PETROLUB SE (Preference)	1	17
GEA Group AG	1	47
Hannover Rueck SE	—	74
HeidelbergCement AG	1	68
HelloFresh SE *	1	55
Henkel AG & Co. KGaA	1	52
Henkel AG & Co. KGaA (Preference)	1	91
Infineon Technologies AG	10	293
KION Group AG	1	32
Knorr-Bremse AG	1	41
LANXESS AG	1	25
LEG Immobilien SE	1	59
Mercedes-Benz Group AG *	7	473
Merck KGaA	1	190
MTU Aero Engines AG *	—	85
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1	264
Nemetschek SE	—	36
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
Porsche Automobil Holding SE (Preference)	1	100
Puma SE	1	61
Rational AG	—	24
RWE AG	413	17,153
SAP SE	8	838
Sartorius AG (Preference)	—	78
Scout24 SE (b)	1	42
Siemens AG (Registered)	6	744
Siemens Energy AG	3	61
Siemens Healthineers AG (b)	2	119
Symrise AG	1	125
Telefonica Deutschland Holding AG	8	25
Uniper SE	1	19
United Internet AG (Registered)	1	25
Volkswagen AG	—	56
Volkswagen AG (Preference)	51	7,945
Vonovia SE *	6	233
Zalando SE * (b)	2	68
		53,464
Greece — 0.0% ^
Hellenic Telecommunications Organization SA	76	1,461
Hong Kong — 0.4%
AIA Group Ltd.	989	9,714
CK Asset Holdings Ltd.	16	108
CK Infrastructure Holdings Ltd.	5	34
CLP Holdings Ltd.	13	127
Hang Lung Properties Ltd.	16	31
Hang Seng Bank Ltd.	6	108
Henderson Land Development Co. Ltd.	12	48
HK Electric Investments & HK Electric Investments Ltd. (b)	20	20
HKT Trust & HKT Ltd.	29	42
Hong Kong & China Gas Co. Ltd.	89	99
Hong Kong Exchanges & Clearing Ltd.	108	4,568
Hongkong Land Holdings Ltd.	9	43
Jardine Matheson Holdings Ltd.	2	90
Link, REIT	16	142
Melco Resorts & Entertainment Ltd., ADR *	2	9
MTR Corp. Ltd.	12	64
New World Development Co. Ltd.	13	48

SEE NOTES TO FINANCIAL STATEMENTS.
14	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Power Assets Holdings Ltd.	11	74
Sino Land Co. Ltd.	26	34
Sun Hung Kai Properties Ltd.	11	121
Swire Pacific Ltd., Class A	4	23
Swire Properties Ltd.	9	22
Techtronic Industries Co. Ltd.	108	1,441
WH Group Ltd. (b)	66	46
Wharf Real Estate Investment Co. Ltd.	14	66
Xinyi Glass Holdings Ltd.	14	31
		17,153
India — 0.6%
HDFC Bank Ltd., ADR	301	16,638
ICICI Bank Ltd., ADR	126	2,397
Infosys Ltd., ADR	223	4,430
		23,465
Indonesia — 0.3%
Bank Central Asia Tbk. PT	17,420	9,770
Bank Rakyat Indonesia Persero Tbk. PT	11,624	3,873
		13,643
Ireland — 0.0% ^
AerCap Holdings NV *	1	50
CRH plc	6	242
Flutter Entertainment plc *	2	133
Kerry Group plc, Class A	1	123
Kerry Group plc, Class A	—	16
Kingspan Group plc	—	13
Kingspan Group plc	1	100
Smurfit Kappa Group plc	2	82
		759
Israel — 0.0% ^
Azrieli Group Ltd.	—	29
Bank Hapoalim BM	9	83
Bank Leumi Le-Israel BM	11	121
Check Point Software Technologies Ltd. *	1	106
Elbit Systems Ltd.	—	45
ICL Group Ltd.	6	61
Israel Discount Bank Ltd., Class A	10	58
Kornit Digital Ltd. *	—	24
Mizrahi Tefahot Bank Ltd.	1	42
Nice Ltd. *	1	104
INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — continued
Teva Pharmaceutical Industries Ltd., ADR *	9	76
Wix.com Ltd. *	—	34
		783
Italy — 0.1%
Amplifon SpA	1	39
Assicurazioni Generali SpA	9	166
Atlantia SpA *	4	93
Coca-Cola HBC AG *	1	32
Davide Campari-Milano NV	4	47
DiaSorin SpA	—	26
Enel SpA	64	419
Eni SpA	20	279
Ferrari NV	1	210
FinecoBank Banca Fineco SpA	5	67
Infrastrutture Wireless Italiane SpA (b)	3	28
Intesa Sanpaolo SpA (a)	131	266
Mediobanca Banca di Credito Finanziario SpA	5	49
Moncler SpA	1	85
Nexi SpA * (b)	4	41
Poste Italiane SpA (b)	4	41
Prysmian SpA	2	66
Recordati Industria Chimica e Farmaceutica SpA	1	40
Snam SpA	16	87
Telecom Italia SpA	79	23
Terna - Rete Elettrica Nazionale	11	91
UniCredit SpA	17	155
		2,350
Japan — 2.1%
Advantest Corp.	2	109
Aeon Co. Ltd.	5	97
AGC, Inc.	1	56
Aisin Corp.	1	35
Ajinomoto Co., Inc.	3	91
ANA Holdings, Inc. *	1	25
Asahi Group Holdings Ltd.	4	136
Asahi Intecc Co. Ltd.	2	33
Asahi Kasei Corp.	10	82
Astellas Pharma, Inc.	15	224
Azbil Corp.	1	30
Bandai Namco Holdings, Inc.	2	108
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	15

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Benefit One, Inc.	1	9
Bridgestone Corp.	234	8,577
Brother Industries Ltd.	2	33
Canon, Inc.	8	184
Capcom Co. Ltd.	1	37
Central Japan Railway Co.	1	151
Chiba Bank Ltd. (The)	4	24
Chubu Electric Power Co., Inc.	5	51
Chugai Pharmaceutical Co. Ltd.	5	159
Concordia Financial Group Ltd.	9	32
Cosmos Pharmaceutical Corp.	—	18
CyberAgent, Inc.	3	33
Dai Nippon Printing Co. Ltd.	2	38
Daifuku Co. Ltd.	1	49
Dai-ichi Life Holdings, Inc.	8	158
Daiichi Sankyo Co. Ltd.	14	347
Daikin Industries Ltd.	2	290
Daito Trust Construction Co. Ltd.	1	48
Daiwa House Industry Co. Ltd.	4	108
Daiwa House REIT Investment Corp., REIT	—	41
Daiwa Securities Group, Inc.	11	56
Denso Corp.	3	207
Dentsu Group, Inc.	2	61
Disco Corp.	—	49
East Japan Railway Co.	2	120
Eisai Co. Ltd.	2	83
ENEOS Holdings, Inc.	24	84
FANUC Corp.	38	5,823
Fast Retailing Co. Ltd.	1	230
Fuji Electric Co. Ltd.	1	44
FUJIFILM Holdings Corp.	3	159
Fujitsu Ltd.	2	242
GLP J-REIT, REIT	—	45
GMO Payment Gateway, Inc.	—	25
Hakuhodo DY Holdings, Inc.	2	21
Hamamatsu Photonics KK	1	49
Hankyu Hanshin Holdings, Inc.	2	50
Hikari Tsushin, Inc.	—	23
Hino Motors Ltd.	2	11
Hirose Electric Co. Ltd.	—	38
Hitachi Construction Machinery Co. Ltd.	1	20
Hitachi Ltd.	8	365
Hitachi Metals Ltd. *	2	27
Honda Motor Co. Ltd.	320	8,425
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Hoshizaki Corp.	1	32
Hoya Corp.	86	8,584
Hulic Co. Ltd.	3	25
Ibiden Co. Ltd.	1	30
Idemitsu Kosan Co. Ltd.	2	45
Iida Group Holdings Co. Ltd.	1	17
Inpex Corp.	8	96
Isuzu Motors Ltd.	5	55
Ito En Ltd.	1	21
ITOCHU Corp.	9	287
Itochu Techno-Solutions Corp.	1	21
Japan Airlines Co. Ltd. *	1	20
Japan Exchange Group, Inc.	4	57
Japan Metropolitan Fund Invest, REIT	—	44
Japan Post Bank Co. Ltd.	3	25
Japan Post Holdings Co. Ltd.	19	136
Japan Post Insurance Co. Ltd.	2	26
Japan Real Estate Investment Corp., REIT	—	48
Japan Tobacco, Inc.	9	160
JFE Holdings, Inc.	4	46
JSR Corp.	2	43
Kajima Corp.	4	40
Kakaku.com, Inc.	1	23
Kansai Electric Power Co., Inc. (The)	6	49
Kansai Paint Co. Ltd.	1	21
Kao Corp.	4	148
KDDI Corp.	13	421
Keio Corp.	1	31
Keisei Electric Railway Co. Ltd.	1	25
Keyence Corp.	10	3,980
Kikkoman Corp.	1	62
Kintetsu Group Holdings Co. Ltd.	1	40
Kirin Holdings Co. Ltd.	7	96
Kobayashi Pharmaceutical Co. Ltd.	—	27
Kobe Bussan Co. Ltd.	1	24
Koei Tecmo Holdings Co. Ltd.	1	15
Koito Manufacturing Co. Ltd.	1	33
Komatsu Ltd.	7	158
Konami Holdings Corp.	1	43
Kose Corp.	—	31
Kubota Corp.	8	138
Kurita Water Industries Ltd.	1	27
Kyocera Corp.	2	126
Kyowa Kirin Co. Ltd.	2	44

SEE NOTES TO FINANCIAL STATEMENTS.
16	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Lasertec Corp.	1	80
Lawson, Inc.	1	22
Lion Corp.	2	19
Lixil Corp.	2	37
M3, Inc.	3	109
Makita Corp.	2	50
Marubeni Corp.	12	134
Mazda Motor Corp.	4	31
McDonald's Holdings Co. Japan Ltd.	1	24
Medipal Holdings Corp.	2	25
MEIJI Holdings Co. Ltd.	1	50
Mercari, Inc. *	1	13
MINEBEA MITSUMI, Inc.	3	56
MISUMI Group, Inc.	2	55
Mitsubishi Chemical Holdings Corp.	10	62
Mitsubishi Corp.	10	336
Mitsubishi Electric Corp.	14	152
Mitsubishi Estate Co. Ltd.	9	137
Mitsubishi Gas Chemical Co., Inc.	1	19
Mitsubishi HC Capital, Inc.	5	24
Mitsubishi Heavy Industries Ltd.	2	85
Mitsubishi UFJ Financial Group, Inc.	94	549
Mitsui & Co. Ltd.	12	300
Mitsui Chemicals, Inc.	2	34
Mitsui Fudosan Co. Ltd.	7	155
Mitsui OSK Lines Ltd.	3	63
Miura Co. Ltd.	1	17
Mizuho Financial Group, Inc.	19	231
MonotaRO Co. Ltd.	2	33
MS&AD Insurance Group Holdings, Inc.	3	104
Murata Manufacturing Co. Ltd.	5	274
NEC Corp.	2	78
Nexon Co. Ltd.	4	89
NGK Insulators Ltd.	2	28
Nidec Corp.	3	220
Nihon M&A Center Holdings, Inc.	2	28
Nintendo Co. Ltd.	1	411
Nippon Building Fund, Inc., REIT	—	62
NIPPON EXPRESS HOLDINGS, Inc.	1	35
Nippon Paint Holdings Co. Ltd.	6	51
Nippon Prologis REIT, Inc., REIT	—	44
Nippon Sanso Holdings Corp.	1	22
Nippon Shinyaku Co. Ltd.	—	27
Nippon Steel Corp.	7	108
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nippon Telegraph & Telephone Corp.	9	280
Nippon Yusen KK	1	87
Nissan Chemical Corp.	1	53
Nissan Motor Co. Ltd. *	18	74
Nisshin Seifun Group, Inc.	2	20
Nissin Foods Holdings Co. Ltd.	1	35
Nitori Holdings Co. Ltd.	1	62
Nitto Denko Corp.	1	81
Nomura Holdings, Inc.	24	94
Nomura Real Estate Holdings, Inc.	1	22
Nomura Real Estate Master Fund, Inc., REIT	—	43
Nomura Research Institute Ltd.	3	74
NTT Data Corp.	5	90
Obayashi Corp.	5	36
Obic Co. Ltd.	1	74
Odakyu Electric Railway Co. Ltd.	2	36
Oji Holdings Corp.	6	31
Olympus Corp.	9	153
Omron Corp.	2	88
Ono Pharmaceutical Co. Ltd.	3	75
Open House Group Co. Ltd.	1	27
Oracle Corp., Japan	—	19
Oriental Land Co. Ltd.	2	242
ORIX Corp.	10	177
Orix JREIT, Inc., REIT	—	28
Osaka Gas Co. Ltd.	3	54
Otsuka Corp.	1	29
Otsuka Holdings Co. Ltd.	3	101
Pan Pacific International Holdings Corp.	3	46
Panasonic Holdings Corp.	17	156
Persol Holdings Co. Ltd.	1	28
Pola Orbis Holdings, Inc.	1	9
Rakuten Group, Inc.	6	45
Recruit Holdings Co. Ltd.	11	392
Renesas Electronics Corp. *	10	103
Resona Holdings, Inc.	16	71
Ricoh Co. Ltd.	5	39
Rinnai Corp.	—	19
Rohm Co. Ltd.	1	49
Ryohin Keikaku Co. Ltd.	2	17
Santen Pharmaceutical Co. Ltd.	3	23
SBI Holdings, Inc.	2	45
SCSK Corp.	1	19
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	17

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Secom Co. Ltd.	2	113
Seiko Epson Corp.	2	31
Sekisui Chemical Co. Ltd.	3	39
Sekisui House Ltd.	5	83
Seven & i Holdings Co. Ltd.	6	261
SG Holdings Co. Ltd.	2	41
Sharp Corp.	2	14
Shimadzu Corp.	2	62
Shimano, Inc.	1	106
Shimizu Corp.	4	23
Shin-Etsu Chemical Co. Ltd.	78	10,761
Shionogi & Co. Ltd.	2	111
Shiseido Co. Ltd.	3	147
Shizuoka Bank Ltd. (The)	3	23
SMC Corp.	1	242
SoftBank Corp.	23	265
SoftBank Group Corp.	10	395
Sohgo Security Services Co. Ltd.	1	19
Sompo Holdings, Inc.	2	98
Sony Group Corp.	62	5,368
Square Enix Holdings Co. Ltd.	1	28
Stanley Electric Co. Ltd.	1	19
Subaru Corp.	5	74
SUMCO Corp.	3	37
Sumitomo Chemical Co. Ltd.	12	50
Sumitomo Corp.	9	141
Sumitomo Electric Industries Ltd.	6	63
Sumitomo Metal Mining Co. Ltd.	2	88
Sumitomo Mitsui Financial Group, Inc.	10	311
Sumitomo Mitsui Trust Holdings, Inc.	3	81
Sumitomo Pharma Co. Ltd.	1	13
Sumitomo Realty & Development Co. Ltd.	2	64
Suntory Beverage & Food Ltd.	1	39
Suzuki Motor Corp.	3	87
Sysmex Corp.	1	92
T&D Holdings, Inc.	4	53
Taisei Corp.	2	41
Taisho Pharmaceutical Holdings Co. Ltd.	—	16
Takeda Pharmaceutical Co. Ltd.	12	363
TDK Corp.	3	93
Terumo Corp.	5	146
TIS, Inc.	2	36
Tobu Railway Co. Ltd.	1	31
Toho Co. Ltd.	1	33
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Tokio Marine Holdings, Inc.	118	6,380
Tokyo Century Corp.	—	12
Tokyo Electric Power Co. Holdings, Inc. *	12	41
Tokyo Electron Ltd.	15	6,329
Tokyo Gas Co. Ltd.	3	57
Tokyu Corp.	4	48
TOPPAN, Inc.	2	33
Toray Industries, Inc.	11	52
Toshiba Corp.	3	125
Tosoh Corp.	2	29
TOTO Ltd.	1	37
Toyo Suisan Kaisha Ltd.	1	22
Toyota Industries Corp.	1	66
Toyota Motor Corp.	84	1,438
Toyota Tsusho Corp.	2	61
Trend Micro, Inc.	1	56
Tsuruha Holdings, Inc.	—	15
Unicharm Corp.	3	108
USS Co. Ltd.	1	25
Welcia Holdings Co. Ltd.	1	12
West Japan Railway Co.	2	63
Yakult Honsha Co. Ltd.	1	52
Yamaha Corp.	1	38
Yamaha Motor Co. Ltd.	2	47
Yamato Holdings Co. Ltd.	2	41
Yaskawa Electric Corp.	2	61
Yokogawa Electric Corp.	2	29
Z Holdings Corp.	21	82
ZOZO, Inc.	1	19
		86,398
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	1	32
Luxembourg — 0.0% ^
ArcelorMittal SA	5	147
Eurofins Scientific SE	1	99
		246
Macau — 0.0% ^
Galaxy Entertainment Group Ltd.	17	97
Sands China Ltd. *	338	745
		842

SEE NOTES TO FINANCIAL STATEMENTS.
18	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Mexico — 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, Class B *	179	2,759
Grupo Aeroportuario del Sureste SAB de CV, ADR (a)	11	2,413
Grupo Financiero Banorte SAB de CV, Class O	628	4,135
Wal-Mart de Mexico SAB de CV	803	2,847
		12,154
Netherlands — 0.5%
ABN AMRO Bank NV, CVA (a) (b)	3	42
Adyen NV * (b)	1	2,422
Aegon NV	14	73
Akzo Nobel NV	2	129
Argenx SE *	—	80
Argenx SE *	—	25
ASM International NV	—	111
ASML Holding NV	13	7,088
Euronext NV (b)	1	54
EXOR NV	1	59
Heineken Holding NV	1	71
Heineken NV	2	200
IMCD NV	1	72
ING Groep NV (a)	31	293
JDE Peet's NV	1	23
Koninklijke Ahold Delhaize NV	8	244
Koninklijke DSM NV	1	233
Koninklijke KPN NV	27	92
Koninklijke Philips NV	7	190
NN Group NV	2	105
Randstad NV	1	50
Shell plc	389	10,451
Universal Music Group NV	6	133
Wolters Kluwer NV	2	210
		22,450
New Zealand — 0.0% ^
Auckland International Airport Ltd. *	10	49
Fisher & Paykel Healthcare Corp. Ltd.	5	63
Mercury NZ Ltd.	5	21
Meridian Energy Ltd.	10	31
Ryman Healthcare Ltd.	3	20
Spark New Zealand Ltd.	15	47
Xero Ltd. *	1	70
		301
INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — 0.0% ^
Aker BP ASA	1	36
DNB Bank ASA	7	143
Equinor ASA	8	261
Gjensidige Forsikring ASA (a)	2	34
Mowi ASA	3	98
Norsk Hydro ASA	11	90
Orkla ASA	6	48
Schibsted ASA, Class A (a)	1	12
Schibsted ASA, Class B	1	15
Telenor ASA	5	78
		815
Peru — 0.1%
Credicorp Ltd.	14	1,981
Poland — 0.0% ^
Dino Polska SA * (b)	20	1,287
InPost SA * (a)	1	9
		1,296
Portugal — 0.0% ^
EDP - Energias de Portugal SA	22	102
Galp Energia SGPS SA	4	48
Jeronimo Martins SGPS SA	2	47
		197
Qatar — 0.0% ^
Qatar National Bank QPSC	244	1,556
Russia — 0.0% ^
Severstal PAO, GDR ‡ (b)	58	19
TCS Group Holding plc, GDR ‡ * (b)	17	12
		31
Singapore — 0.2%
Ascendas, REIT	27	55
CapitaLand Integrated Commercial Trust, REIT	38	64
Capitaland Investment Ltd. *	21	63
City Developments Ltd.	3	20
DBS Group Holdings Ltd.	251	6,099
Genting Singapore Ltd. *	47	27
Grab Holdings Ltd., Class A *	9	25
Keppel Corp. Ltd.	12	57
Mapletree Commercial Trust, REIT	17	23
Mapletree Logistics Trust, REIT	25	32
Oversea-Chinese Banking Corp. Ltd.	27	237
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	19

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Singapore Airlines Ltd. *	11	42
Singapore Exchange Ltd.	6	45
Singapore Technologies Engineering Ltd.	12	37
Singapore Telecommunications Ltd.	65	131
STMicroelectronics NV	6	200
United Overseas Bank Ltd.	9	199
UOL Group Ltd. *	4	19
Venture Corp. Ltd.	2	28
		7,403
South Africa — 0.5%
Anglo American plc	191	8,452
Bid Corp. Ltd.	79	1,661
Capitec Bank Holdings Ltd.	12	1,747
Clicks Group Ltd.	104	2,039
FirstRand Ltd.	699	3,009
Naspers Ltd., Class N	9	891
Sanlam Ltd.	421	1,744
Vodacom Group Ltd.	124	1,198
		20,741
South Korea — 1.1%
Delivery Hero SE * (b)	43	1,511
JYP Entertainment Corp.	31	1,443
KB Financial Group, Inc.	57	2,643
Kia Corp.	37	2,450
KIWOOM Securities Co. Ltd.	12	899
LG Chem Ltd.	7	2,915
LG Household & Health Care Ltd.	2	1,155
NAVER Corp.	7	1,605
NCSoft Corp.	3	796
Samsung Electronics Co. Ltd.	422	22,468
SK Hynix, Inc.	46	4,064
S-Oil Corp.	31	2,528
		44,477
Spain — 0.3%
ACS Actividades de Construccion y Servicios SA	2	47
Aena SME SA * (b)	1	84
Amadeus IT Group SA *	4	223
Banco Bilbao Vizcaya Argentaria SA	53	277
Banco Santander SA (a)	137	401
CaixaBank SA	35	113
Cellnex Telecom SA (b)	4	188
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
EDP Renovaveis SA (a)	2	54
Enagas SA	2	43
Endesa SA	2	53
Ferrovial SA	4	98
Grifols SA	2	40
Iberdrola SA	741	8,516
Industria de Diseno Textil SA	9	181
Naturgy Energy Group SA	2	46
Red Electrica Corp. SA	3	69
Repsol SA	11	171
Siemens Gamesa Renewable Energy SA *	2	30
Telefonica SA	42	203
		10,837
Sweden — 0.4%
Alfa Laval AB (a)	3	69
Assa Abloy AB, Class B	8	201
Atlas Copco AB, Class A	76	3,441
Atlas Copco AB, Class B	3	122
Boliden AB	2	94
Electrolux AB, Class B (a)	2	27
Embracer Group AB * (a)	4	30
Epiroc AB, Class A (a)	5	106
Epiroc AB, Class B	3	54
EQT AB	2	66
Essity AB, Class B (a)	5	127
Evolution AB (b)	1	140
Fastighets AB Balder, Class B *	1	41
Getinge AB, Class B	2	52
H & M Hennes & Mauritz AB, Class B (a)	6	73
Hexagon AB, Class B *	15	199
Husqvarna AB, Class B (a)	3	32
Industrivarden AB, Class A	1	26
Industrivarden AB, Class C (a)	1	32
Investment AB Latour, Class B	1	31
Investor AB, Class A (a)	4	82
Investor AB, Class B	14	277
Kinnevik AB, Class B * (a)	2	38
L E Lundbergforetagen AB, Class B	1	28
Lifco AB, Class B *	2	39
Lundin Energy AB (a)	2	66
Nibe Industrier AB, Class B	11	111
Sagax AB, Class B	1	33
Sandvik AB	9	169

SEE NOTES TO FINANCIAL STATEMENTS.
20	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — continued
Securitas AB, Class B	2	29
Sinch AB * (a) (b)	4	18
Skandinaviska Enskilda Banken AB, Class A	13	144
Skanska AB, Class B	3	51
SKF AB, Class B	3	49
Svenska Cellulosa AB SCA, Class B	5	93
Svenska Handelsbanken AB, Class A	12	116
Swedbank AB, Class A	7	113
Swedish Match AB	13	100
Tele2 AB, Class B (a)	4	53
Telefonaktiebolaget LM Ericsson, Class B	23	184
Telia Co. AB	21	87
Volvo AB, Class A	2	26
Volvo AB, Class B	708	11,296
		18,165
Switzerland — 0.9%
ABB Ltd. (Registered)	13	390
Adecco Group AG (Registered)	1	49
Alcon, Inc.	4	282
Bachem Holding AG (Registered), Class B *	—	20
Baloise Holding AG (Registered)	—	63
Barry Callebaut AG (Registered)	—	67
Chocoladefabriken Lindt & Spruengli AG	—	90
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	119
Cie Financiere Richemont SA (Registered)	4	480
Clariant AG (Registered) *	2	29
Credit Suisse Group AG (Registered)	21	142
EMS-Chemie Holding AG (Registered)	—	49
Geberit AG (Registered)	—	162
Givaudan SA (Registered) (a)	—	294
Holcim AG *	4	203
Julius Baer Group Ltd.	2	84
Kuehne + Nagel International AG (Registered)	1	120
Logitech International SA (Registered)	1	89
Lonza Group AG (Registered)	7	3,956
Nestle SA (Registered)	102	13,148
Novartis AG (Registered)	17	1,532
Partners Group Holding AG	—	190
Roche Holding AG	25	9,134
Roche Holding AG	—	98
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Schindler Holding AG	—	59
Schindler Holding AG (Registered)	—	30
SGS SA (Registered)	1	3,430
Sika AG (Registered)	1	343
Sonova Holding AG (Registered)	1	153
Straumann Holding AG (Registered)	1	96
Swatch Group AG (The) (a)	—	54
Swatch Group AG (The) (Registered)	1	20
Swiss Life Holding AG (Registered)	—	146
Swiss Prime Site AG (Registered)	1	59
Swisscom AG (Registered)	—	121
Temenos AG (Registered)	1	54
UBS Group AG (Registered)	28	472
VAT Group AG (b)	—	66
Vifor Pharma AG	—	68
Wizz Air Holdings plc * (b)	24	928
Zurich Insurance Group AG	1	542
		37,431
Taiwan — 1.3%
Accton Technology Corp.	159	1,240
Advantech Co. Ltd.	166	2,067
Chailease Holding Co. Ltd.	189	1,500
Eclat Textile Co. Ltd.	85	1,395
Global Unichip Corp.	78	1,068
Novatek Microelectronics Corp.	73	966
Realtek Semiconductor Corp.	107	1,452
Sea Ltd., ADR *	21	1,720
Taiwan Semiconductor Manufacturing Co. Ltd.	879	15,895
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	269	25,023
Wiwynn Corp.	49	1,675
		54,001
Tanzania, United Republic of — 0.0% ^
AngloGold Ashanti Ltd.	35	725
Thailand — 0.1%
PTT Exploration & Production PCL	343	1,500
SCB X PCL	381	1,279
Thai Oil PCL	1,306	2,138
		4,917
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	3	—(c)
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	21

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — 1.1%
3i Group plc	8	126
abrdn plc	17	41
Admiral Group plc	2	48
Ashtead Group plc	3	183
Associated British Foods plc	3	56
AstraZeneca plc	12	1,636
Auto Trader Group plc (b)	7	59
AVEVA Group plc	1	26
Aviva plc	30	161
BAE Systems plc	25	232
Barclays plc	133	244
Barratt Developments plc	8	49
Berkeley Group Holdings plc *	1	45
BP plc	2,076	10,021
British American Tobacco plc	17	723
British Land Co. plc (The), REIT	7	45
BT Group plc	71	157
Bunzl plc	3	103
Burberry Group plc	3	63
CK Hutchison Holdings Ltd.	7	48
CK Hutchison Holdings Ltd.	14	102
CNH Industrial NV	8	115
Coca-Cola Europacific Partners plc	2	81
Compass Group plc	14	298
Croda International plc	1	107
DCC plc	1	59
Diageo plc	172	8,602
Entain plc *	5	87
Experian plc	7	252
Halma plc	3	92
Hargreaves Lansdown plc	3	32
HSBC Holdings plc	161	1,006
Imperial Brands plc	7	156
Informa plc *	12	84
InterContinental Hotels Group plc	1	93
Intertek Group plc	1	80
J Sainsbury plc	14	40
JD Sports Fashion plc	20	34
Johnson Matthey plc	2	42
Just Eat Takeaway.com NV * (b)	1	39
Kingfisher plc	16	52
Land Securities Group plc, REIT	6	52
Legal & General Group plc	47	147
Linde plc (a)	18	5,624
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Lloyds Banking Group plc	562	319
London Stock Exchange Group plc	3	257
M&G plc	21	55
Melrose Industries plc	35	50
National Grid plc	29	425
NatWest Group plc	45	120
Next plc	1	79
Ocado Group plc *	4	44
Pearson plc	6	58
Pepco Group NV * (b)	121	1,133
Persimmon plc	105	2,727
Phoenix Group Holdings plc	6	42
Prudential plc	134	1,668
Reckitt Benckiser Group plc	6	441
RELX plc	15	456
RELX plc	182	5,417
Rentokil Initial plc	15	101
Rolls-Royce Holdings plc *	66	68
Sage Group plc (The)	8	74
Schroders plc	1	35
Segro plc, REIT	9	159
Severn Trent plc	2	78
Smith & Nephew plc	7	113
Smiths Group plc	3	57
Spirax-Sarco Engineering plc	1	88
SSE plc	8	196
St James's Place plc	4	69
Standard Chartered plc	21	142
Taylor Wimpey plc	29	45
Tesco plc	61	207
Unilever plc	20	945
United Utilities Group plc	5	78
Vodafone Group plc	216	327
Whitbread plc *	2	56
WPP plc	9	115
		47,586
United States — 33.9%
AbbVie, Inc.	211	30,975
Advanced Micro Devices, Inc. *	113	9,704
Airbnb, Inc., Class A *	7	1,024
Alleghany Corp. *	2	1,612
Alliant Energy Corp. (a)	23	1,353
Allstate Corp. (The)	9	1,076

SEE NOTES TO FINANCIAL STATEMENTS.
22	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Alnylam Pharmaceuticals, Inc. *	16	2,089
Alphabet, Inc., Class C * (d)	8	19,432
Amazon.com, Inc. * (d)	24	59,809
American Electric Power Co., Inc.	12	1,234
American Express Co.	113	19,669
American Homes 4 Rent, REIT, Class A	36	1,409
American International Group, Inc.	44	2,559
AmerisourceBergen Corp.	17	2,556
AMETEK, Inc.	29	3,658
Analog Devices, Inc.	52	8,082
Apple Hospitality REIT, Inc., REIT	48	857
Apple, Inc. (d)	335	52,886
Arista Networks, Inc. *	27	3,085
Arthur J Gallagher & Co.	51	8,603
AutoZone, Inc. *	2	3,227
Axalta Coating Systems Ltd. *	28	712
Baker Hughes Co.	372	11,536
Bank of America Corp.	850	30,326
BellRing Brands, Inc. *	33	697
Berkshire Hathaway, Inc., Class B *	24	7,655
Best Buy Co., Inc.	14	1,265
Biogen, Inc. *	5	1,016
BioMarin Pharmaceutical, Inc. *	9	724
BJ's Wholesale Club Holdings, Inc. *	28	1,789
BlackRock, Inc.	4	2,386
Blackstone, Inc.	44	4,438
Boeing Co. (The) *	12	1,816
Booking Holdings, Inc. *	8	17,901
Boston Scientific Corp. *	452	19,044
Bright Horizons Family Solutions, Inc. *	21	2,372
Bristol-Myers Squibb Co.	440	33,116
Brixmor Property Group, Inc., REIT	70	1,775
Bumble, Inc., Class A *	91	2,184
Bunge Ltd.	6	724
Burlington Stores, Inc. *	15	3,113
Capital One Financial Corp.	31	3,802
Cardinal Health, Inc.	31	1,770
Carlisle Cos., Inc.	6	1,477
CarMax, Inc. *	17	1,467
Catalent, Inc. *	33	2,994
CBRE Group, Inc., Class A *	18	1,494
Celanese Corp.	4	524
Centene Corp. *	83	6,687
CenterPoint Energy, Inc.	46	1,423
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Charles Schwab Corp. (The)	91	6,049
Charter Communications, Inc., Class A *	25	10,785
Cheniere Energy, Inc.	18	2,418
Chevron Corp.	114	17,797
Chubb Ltd.	10	2,015
Cigna Corp.	18	4,516
Cisco Systems, Inc.	24	1,155
Citigroup, Inc.	151	7,264
Citizens Financial Group, Inc.	62	2,461
Claire's Stores, Inc. ‡ *	—	110
CNA Financial Corp.	17	786
Coca-Cola Co. (The)	151	9,744
Columbia Sportswear Co.	14	1,120
Comcast Corp., Class A	111	4,409
CommScope Holding Co., Inc. *	57	342
Confluent, Inc., Class A * (a)	40	1,264
ConocoPhillips	155	14,794
Constellation Brands, Inc., Class A	58	14,271
Cooper Cos., Inc. (The)	9	3,323
Copart, Inc. *	33	3,775
Coterra Energy, Inc.	79	2,264
Cracker Barrel Old Country Store, Inc. (a)	6	687
Crowdstrike Holdings, Inc., Class A *	8	1,604
CVS Health Corp.	30	2,859
CyberArk Software Ltd. *	—	49
Deere & Co.	17	6,461
Delta Air Lines, Inc. *	92	3,941
Dexcom, Inc. *	7	2,700
Diamondback Energy, Inc.	34	4,287
Dick's Sporting Goods, Inc. (a)	16	1,544
DISH Network Corp., Class A *	36	1,015
Dollar General Corp.	8	1,797
Dover Corp.	16	2,105
Dow, Inc.	14	938
DuPont de Nemours, Inc.	17	1,141
Eastman Chemical Co.	65	6,691
Eaton Corp. plc	94	13,701
Edison International	19	1,284
Energizer Holdings, Inc.	36	1,090
Entegris, Inc.	26	2,879
Entergy Corp.	11	1,359
EOG Resources, Inc.	38	4,472
EP Energy Corp. *	5	38
EPAM Systems, Inc. *	7	1,861
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	23

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Equifax, Inc.	12	2,484
Equity LifeStyle Properties, Inc., REIT	28	2,172
Estee Lauder Cos., Inc. (The), Class A	11	2,858
Exact Sciences Corp. * (a)	25	1,384
Exelixis, Inc. *	83	1,860
Exelon Corp.	40	1,852
Exxon Mobil Corp.	47	3,973
Federal Realty Investment Trust, REIT	11	1,258
FedEx Corp.	9	1,787
Ferguson plc	31	3,909
Fidelity National Information Services, Inc.	34	3,411
First Republic Bank	20	2,989
Fiverr International Ltd. *	—	11
FleetCor Technologies, Inc. *	6	1,379
Flowserve Corp.	19	635
FMC Corp.	14	1,808
Fortune Brands Home & Security, Inc.	14	983
Freeport-McMoRan, Inc.	165	6,677
Gap, Inc. (The)	96	1,195
Garmin Ltd.	20	2,152
Generac Holdings, Inc. *	7	1,592
General Dynamics Corp.	7	1,740
General Motors Co. *	21	804
GlaxoSmithKline plc	40	898
Global Payments, Inc.	22	2,972
Goodman Networks, Inc. ‡ *	2	—(c)
Hartford Financial Services Group, Inc. (The)	34	2,379
HCA Healthcare, Inc.	4	869
Hess Corp.	52	5,318
Hilton Worldwide Holdings, Inc. *	27	4,198
Home Depot, Inc. (The)	21	6,328
Honeywell International, Inc.	18	3,446
Horizon Therapeutics plc *	39	3,885
Host Hotels & Resorts, Inc., REIT	87	1,781
HubSpot, Inc. *	6	2,266
Humana, Inc.	6	2,578
Ingersoll Rand, Inc.	358	15,758
Inmode Ltd. *	—	9
Insulet Corp. *	9	2,082
InterActiveCorp. *	11	899
Intercontinental Exchange, Inc.	9	984
International Business Machines Corp.	13	1,708
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Intuit, Inc.	21	8,730
Intuitive Surgical, Inc. *	15	3,548
Invesco Ltd.	53	982
ITT, Inc.	14	955
James Hardie Industries plc, CHDI	4	101
Jazz Pharmaceuticals plc *	19	3,034
JBG SMITH Properties, REIT	34	886
Johnson & Johnson	26	4,698
Keurig Dr Pepper, Inc.	65	2,449
Keysight Technologies, Inc. *	16	2,187
Kilroy Realty Corp., REIT	7	476
Kimco Realty Corp., REIT	90	2,291
Kinder Morgan, Inc.	102	1,853
Kite Realty Group Trust, REIT	27	611
Kohl's Corp.	41	2,364
Kontoor Brands, Inc.	18	708
Kraft Heinz Co. (The)	53	2,254
Kyndryl Holdings, Inc. *	36	432
Laboratory Corp. of America Holdings *	4	970
Lam Research Corp.	19	8,890
Lamar Advertising Co., REIT, Class A	6	706
Lamb Weston Holdings, Inc.	32	2,093
Leidos Holdings, Inc.	22	2,245
Liberty Broadband Corp., Class C *	14	1,550
Liberty Media Corp.-Liberty SiriusXM, Class C *	38	1,584
Lincoln National Corp.	19	1,131
Lockheed Martin Corp.	2	660
Loews Corp.	66	4,117
Lowe's Cos., Inc.	10	1,987
Lyft, Inc., Class A *	495	16,130
M&T Bank Corp.	44	7,308
Marathon Petroleum Corp.	13	1,110
Marriott International, Inc., Class A *	108	19,175
Marsh & McLennan Cos., Inc.	6	1,044
Martin Marietta Materials, Inc.	5	1,922
Mastercard, Inc., Class A	81	29,604
McDonald's Corp.	100	24,993
McKesson Corp.	16	5,019
Medtronic plc	28	2,943
Merck & Co., Inc.	16	1,433
Meta Platforms, Inc., Class A *	139	27,906
Mettler-Toledo International, Inc. *	1	1,782
Microsoft Corp.	269	74,684

SEE NOTES TO FINANCIAL STATEMENTS.
24	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Mid-America Apartment Communities, Inc., REIT	7	1,464
Middleby Corp. (The) *	5	787
Mohawk Industries, Inc. *	12	1,726
MongoDB, Inc. *	6	2,205
Moran Foods Backstop Equity ‡ *	24	14
Morgan Stanley	18	1,452
Murphy USA, Inc.	7	1,686
MYT Holding Co. ‡ *	23	23
Natera, Inc. *	28	973
National Vision Holdings, Inc. *	35	1,313
Neurocrine Biosciences, Inc. *	7	645
Newell Brands, Inc.	69	1,608
Nexstar Media Group, Inc., Class A	7	1,047
NextEra Energy, Inc.	192	13,629
NIKE, Inc., Class B	32	4,037
NMG, Inc. *	1	208
Norfolk Southern Corp.	33	8,510
Northern Trust Corp.	16	1,600
Northrop Grumman Corp.	4	1,798
NVIDIA Corp.	34	6,393
Old Dominion Freight Line, Inc.	5	1,529
Organon & Co.	17	548
Packaging Corp. of America	15	2,433
Palo Alto Networks, Inc. *	9	5,132
Parker-Hannifin Corp.	11	3,087
PG&E Corp. *	92	1,158
Philip Morris International, Inc.	17	1,672
Phillips 66	20	1,725
Pioneer Natural Resources Co.	6	1,279
PNC Financial Services Group, Inc. (The)	17	2,757
Post Holdings, Inc. *	25	1,842
Procter & Gamble Co. (The)	16	2,512
Progressive Corp. (The)	204	21,900
Prologis, Inc., REIT	60	9,662
Public Storage, REIT	2	716
QIAGEN NV *	2	84
QUALCOMM, Inc.	38	5,338
Quanta Services, Inc.	50	5,837
Ralph Lauren Corp.	11	1,166
Rayonier, Inc., REIT	43	1,870
Raytheon Technologies Corp.	77	7,333
Regeneron Pharmaceuticals, Inc. *	35	23,330
Regions Financial Corp.	36	754
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
ROBLOX Corp., Class A *	18	553
Ross Stores, Inc.	103	10,312
Royal Caribbean Cruises Ltd. * (a)	86	6,679
Royalty Pharma plc, Class A	40	1,716
S&P Global, Inc.	14	5,126
Schneider Electric SE (a)	29	4,110
Seagate Technology Holdings plc	88	7,236
ServiceNow, Inc. *	7	3,288
Signature Bank	9	2,067
Snap, Inc., Class A *	372	10,573
SolarEdge Technologies, Inc. *	13	3,130
Southwest Airlines Co. *	120	5,613
Stanley Black & Decker, Inc.	8	969
State Street Corp.	145	9,696
Stellantis NV (a)	340	4,570
Sun Communities, Inc., REIT	45	7,884
SVB Financial Group *	4	2,192
Swiss Re AG	2	196
Synopsys, Inc. *	11	3,131
Sysco Corp.	18	1,550
T. Rowe Price Group, Inc.	11	1,381
Tapestry, Inc.	39	1,292
TD SYNNEX Corp.	18	1,821
Tenaris SA	4	57
Teradyne, Inc.	18	1,931
Terex Corp.	15	501
Tesla, Inc. *	25	22,116
Texas Instruments, Inc. (d)	112	19,015
Texas Roadhouse, Inc.	7	607
Textron, Inc.	12	810
Thermo Fisher Scientific, Inc.	6	3,360
Timken Co. (The)	11	629
T-Mobile US, Inc. *	128	15,779
Trade Desk, Inc. (The), Class A *	28	1,673
Trane Technologies plc	135	18,896
Travelers Cos., Inc. (The)	31	5,386
Truist Financial Corp.	278	13,458
UDR, Inc., REIT	12	628
UnitedHealth Group, Inc. (d)	65	33,121
US Bancorp	77	3,723
US Foods Holding Corp. *	49	1,836
Ventas, Inc., REIT	16	881
Verizon Communications, Inc. (d)	77	3,543
Vertex Pharmaceuticals, Inc. *	16	4,401
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	25

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Viatris, Inc.	48	499
Walt Disney Co. (The) *	6	626
Wells Fargo & Co.	419	18,260
Welltower, Inc., REIT	8	739
Westrock Co.	29	1,442
Weyerhaeuser Co., REIT	97	4,011
Whiting Petroleum Corp.	2	130
Williams Cos., Inc. (The)	59	2,009
Wolfspeed, Inc. * (a)	21	1,954
Xcel Energy, Inc.	38	2,798
Zebra Technologies Corp., Class A *	5	1,967
Zimmer Biomet Holdings, Inc.	212	25,616
Zoom Video Communications, Inc., Class A *	24	2,374
Zscaler, Inc. *	7	1,465
		1,429,215
Total Common Stocks (Cost $1,974,236)		2,335,295
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 15.8%
Australia — 0.1%
FMG Resources August 2006 Pty. Ltd.
5.13%, 5/15/2024 (e)	1,041	1,051
4.50%, 9/15/2027 (e)	1,620	1,535
4.38%, 4/1/2031 (e)	3,611	3,196
		5,782
Canada — 0.9%
1011778 BC ULC
5.75%, 4/15/2025 (a) (e)	798	815
4.38%, 1/15/2028 (e)	4	4
Algonquin Power & Utilities Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.25%), 4.75%, 1/18/2082 (f)	90	82
Baffinland Iron Mines Corp. 8.75%, 7/15/2026 (e)	490	498
Baytex Energy Corp. 8.75%, 4/1/2027 (e)	140	148
Bombardier, Inc.
7.50%, 12/1/2024 (e)	2,069	2,059
7.13%, 6/15/2026 (e)	1,583	1,456
7.88%, 4/15/2027 (e)	60	56
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
6.00%, 2/15/2028 (e)	1	1
Garda World Security Corp.
4.63%, 2/15/2027 (e)	435	392
9.50%, 11/1/2027 (e)	160	157
6.00%, 6/1/2029 (e)	20	17
GFL Environmental, Inc.
3.75%, 8/1/2025 (e)	255	242
5.13%, 12/15/2026 (e)	1,402	1,378
4.00%, 8/1/2028 (e)	7	6
3.50%, 9/1/2028 (e)	5,893	5,245
MEG Energy Corp. 7.13%, 2/1/2027 (e)	1,442	1,464
Methanex Corp.
5.25%, 12/15/2029	4,644	4,412
5.65%, 12/1/2044	3,092	2,705
NOVA Chemicals Corp. 4.88%, 6/1/2024 (e)	3	3
Ontario Teachers' Finance Trust
1.10%, 10/19/2027 (e)	CAD 773	533
0.10%, 5/19/2028 (b)	EUR 2,955	2,838
0.05%, 11/25/2030 (b)	EUR 5,225	4,731
Open Text Corp. 3.88%, 12/1/2029 (e)	2,371	2,107
Parkland Corp.
5.88%, 7/15/2027 (e)	20	19
4.50%, 10/1/2029 (e)	3,582	3,135
4.63%, 5/1/2030 (e)	451	395
Titan Acquisition Ltd. 7.75%, 4/15/2026 (e)	939	906
TransAlta Corp. 6.50%, 3/15/2040	802	803
Videotron Ltd. 5.13%, 4/15/2027 (e)	155	152
		36,759
Cayman Islands — 0.0% ^
Global Aircraft Leasing Co. Ltd. 6.50% (Cash), 9/15/2024 (e) (g)	1,630	1,406
Chile — 0.0% ^
Celulosa Arauco y Constitucion SA 5.50%, 11/2/2047	355	325
Finland — 0.0% ^
Nokia OYJ 6.63%, 5/15/2039 (a)	493	569
France — 0.4%
Altice France SA 8.13%, 2/1/2027 (e)	1,340	1,350
Dexia Credit Local SA
0.75%, 1/25/2023 (b)	EUR 3,500	3,712
0.50%, 7/22/2023 (b)	GBP 3,500	4,324

SEE NOTES TO FINANCIAL STATEMENTS.
26	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
France — continued
1.63%, 12/8/2023 (b)	GBP 2,800	3,496
1.25%, 11/26/2024 (b)	EUR 2,100	2,226
		15,108
Germany — 0.1%
Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR 3,000	3,170
Hong Kong — 0.0% ^
Seaspan Corp. 5.50%, 8/1/2029 (e)	20	18
Italy — 0.3%
Telecom Italia Capital SA
6.38%, 11/15/2033	1,524	1,332
6.00%, 9/30/2034	808	691
7.20%, 7/18/2036	4,103	3,701
7.72%, 6/4/2038	5,205	4,886
		10,610
Japan — 0.0% ^
Development Bank of Japan, Inc. 3.13%, 9/6/2023 (e)	1,850	1,862
Luxembourg — 0.1%
Altice Financing SA 5.00%, 1/15/2028 (e)	253	211
Altice France Holding SA
10.50%, 5/15/2027 (a) (e)	3	3
6.00%, 2/15/2028 (a) (e)	580	479
ArcelorMittal SA
7.00%, 10/15/2039 (h)	476	523
6.75%, 3/1/2041 (h)	507	544
ARD Finance SA 6.50% (Cash), 6/30/2027 (e) (g)	2,048	1,721
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (e)	321	302
		3,783
Macau — 0.1%
MGM China Holdings Ltd. 4.75%, 2/1/2027 (a) (e)	3,148	2,644
Studio City Finance Ltd.
6.00%, 7/15/2025 (e)	340	288
5.00%, 1/15/2029 (e)	604	412
Wynn Macau Ltd. 4.88%, 10/1/2024 (e)	2,862	2,558
		5,902
Netherlands — 0.2%
BNG Bank NV 4.75%, 3/6/2023 (b)	AUD 602	434
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Netherlands — continued
Nederlandse Waterschapsbank NV 3.50%, 7/20/2027	AUD 3,120	2,179
Trivium Packaging Finance BV 5.50%, 8/15/2026 (e) (h)	1,111	1,073
UPC Broadband Finco BV 4.88%, 7/15/2031 (e)	5,882	5,169
		8,855
Saudi Arabia — 0.0% ^
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (e)	400	388
Singapore — 0.2%
Temasek Financial I Ltd.
3.63%, 8/1/2028 (e)	6,158	6,202
1.63%, 8/2/2031 (e)	2,593	2,186
2.38%, 8/2/2041 (a) (e)	1,558	1,246
		9,634
South Korea — 0.2%
Korea Development Bank (The)
1.75%, 12/15/2022 (b)	GBP 2,450	3,080
2.13%, 10/1/2024	1,826	1,781
Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (e)	2,155	1,934
		6,795
Switzerland — 0.0% ^
VistaJet Malta Finance plc 6.38%, 2/1/2030 (e)	80	70
United Kingdom — 0.3%
eG Global Finance plc 6.75%, 2/7/2025 (e)	1,199	1,165
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (e)	468	427
Marks & Spencer plc 7.13%, 12/1/2037 (e)	2,475	2,502
Petrofac Ltd. 9.75%, 11/15/2026 (a) (e)	200	187
Rolls-Royce plc 5.75%, 10/15/2027 (e)	961	926
Virgin Media Secured Finance plc
5.50%, 5/15/2029 (e)	5	5
4.50%, 8/15/2030 (e)	846	734
Vmed O2 UK Financing I plc
4.25%, 1/31/2031 (e)	7,106	6,007
4.75%, 7/15/2031 (e)	1,188	1,019
		12,972
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	27

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — 12.9%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (e)	4	4
ACCO Brands Corp. 4.25%, 3/15/2029 (e)	2,747	2,390
Acrisure LLC
7.00%, 11/15/2025 (e)	1,131	1,101
4.25%, 2/15/2029 (e)	10	9
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (e)	2	2
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028 (e)	326	296
AECOM 5.13%, 3/15/2027	97	96
Aethon United BR LP 8.25%, 2/15/2026 (e)	1,036	1,068
Air Methods Corp. 8.00%, 5/15/2025 (a) (e)	666	544
Albertsons Cos., Inc.
3.25%, 3/15/2026 (e)	1,528	1,394
7.50%, 3/15/2026 (e)	734	771
5.88%, 2/15/2028 (e)	614	596
3.50%, 3/15/2029 (e)	6	5
4.88%, 2/15/2030 (e)	982	889
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (e)	214	213
Allegheny Technologies, Inc. 5.88%, 12/1/2027	5	5
Alliant Holdings Intermediate LLC 6.75%, 10/15/2027 (e)	4	4
Allied Universal Holdco LLC
6.63%, 7/15/2026 (e)	2,147	2,075
9.75%, 7/15/2027 (e)	9	9
Allison Transmission, Inc.
4.75%, 10/1/2027 (e)	8	8
5.88%, 6/1/2029 (e)	5	5
3.75%, 1/30/2031 (e)	2	2
AMC Entertainment Holdings, Inc.
10.00% (Cash), 6/15/2026 (a) (e) (g)	1,291	1,081
7.50%, 2/15/2029 (e)	40	37
AMC Networks, Inc. 4.75%, 8/1/2025	1,079	1,042
American Airlines Group, Inc. 3.75%, 3/1/2025 (a) (e)	1,089	972
American Airlines, Inc.
11.75%, 7/15/2025 (e)	320	368
5.50%, 4/20/2026 (e)	5,032	4,988
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.75%, 4/20/2029 (e)	6,727	6,482
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	28	27
6.50%, 4/1/2027 (a)	7	7
5.00%, 10/1/2029 (a)	5	4
AmeriGas Partners LP 5.50%, 5/20/2025	90	89
AMN Healthcare, Inc. 4.63%, 10/1/2027 (e)	225	216
AmWINS Group, Inc. 4.88%, 6/30/2029 (e)	332	304
ANGI Group LLC 3.88%, 8/15/2028 (e)	40	32
Antero Midstream Partners LP 7.88%, 5/15/2026 (e)	1,295	1,355
Antero Resources Corp.
8.38%, 7/15/2026 (e)	95	102
7.63%, 2/1/2029 (e)	109	115
Apollo Commercial Real Estate Finance, Inc. REIT, 4.63%, 6/15/2029 (e)	2	2
APX Group, Inc. 6.75%, 2/15/2027 (e)	903	895
Aramark Services, Inc.
5.00%, 4/1/2025 (e)	3	3
6.38%, 5/1/2025 (e)	1,303	1,327
Arches Buyer, Inc. 4.25%, 6/1/2028 (e)	5	4
Archrock Partners LP 6.88%, 4/1/2027 (e)	786	787
Arconic Corp.
6.00%, 5/15/2025 (e)	1,320	1,324
6.13%, 2/15/2028 (e)	5	5
Ardagh Packaging Finance plc 5.25%, 4/30/2025 (e)	1,506	1,496
Artera Services LLC 9.03%, 12/4/2025 (e)	270	256
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (e)	649	654
ASGN, Inc. 4.63%, 5/15/2028 (e)	326	303
Ashland LLC 6.88%, 5/15/2043	340	377
AssuredPartners, Inc. 7.00%, 8/15/2025 (e)	200	197
At Home Group, Inc. 7.13%, 7/15/2029 (a) (e)	180	134
Avantor Funding, Inc. 4.63%, 7/15/2028 (e)	2	2
Avaya, Inc. 6.13%, 9/15/2028 (e)	4	4
Avient Corp. 5.75%, 5/15/2025 (e)	1,031	1,041
B&G Foods, Inc. 5.25%, 4/1/2025	326	310

SEE NOTES TO FINANCIAL STATEMENTS.
28	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Ball Corp.
4.88%, 3/15/2026	1,049	1,049
3.13%, 9/15/2031	2,595	2,171
Bath & Body Works, Inc.
5.25%, 2/1/2028	150	144
7.50%, 6/15/2029	5	5
6.63%, 10/1/2030 (e)	10	10
6.88%, 11/1/2035	4,621	4,515
6.75%, 7/1/2036	5,109	4,956
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (e)	3,994	3,965
8.50%, 1/31/2027 (e)	26	25
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (e)	2,115	2,046
9.00%, 12/15/2025 (e)	220	221
6.13%, 2/1/2027 (e)	10	10
5.00%, 1/30/2028 (e)	3	2
5.00%, 2/15/2029 (e)	2	1
5.25%, 1/30/2030 (e)	2	1
5.25%, 2/15/2031 (e)	3	2
BCPE Empire Holdings, Inc. 7.63%, 5/1/2027 (e)	317	297
Block, Inc.
2.75%, 6/1/2026 (e)	1,249	1,139
3.50%, 6/1/2031 (e)	5	4
Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (e)	234	216
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (e)	430	439
Boyd Gaming Corp. 4.75%, 12/1/2027	1	1
Brand Industrial Services, Inc. 8.50%, 7/15/2025 (e)	2,411	2,152
Brink's Co. (The) 4.63%, 10/15/2027 (e)	150	142
Brookfield Property REIT, Inc.
REIT, 5.75%, 5/15/2026 (e)	877	849
REIT, 4.50%, 4/1/2027 (e)	3	3
Buckeye Partners LP
4.13%, 3/1/2025 (e)	289	277
4.50%, 3/1/2028 (e)	1,377	1,256
5.85%, 11/15/2043	2,126	1,695
Builders FirstSource, Inc. 4.25%, 2/1/2032 (e)	1,245	1,063
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (e)	3,625	3,664
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
8.13%, 7/1/2027 (e)	1	1
Caesars Resort Collection LLC 5.75%, 7/1/2025 (e)	1,253	1,280
Calpine Corp.
4.50%, 2/15/2028 (e)	226	209
5.13%, 3/15/2028 (e)	5	5
3.75%, 3/1/2031 (e)	6,267	5,280
Calumet Specialty Products Partners LP 11.00%, 4/15/2025 (e)	852	852
Camelot Finance SA 4.50%, 11/1/2026 (e)	50	47
Cargo Aircraft Management, Inc. 4.75%, 2/1/2028 (e)	230	216
Carnival Corp.
10.50%, 2/1/2026 (e)	1,632	1,795
7.63%, 3/1/2026 (e)	3,527	3,452
9.88%, 8/1/2027 (e)	5	5
6.00%, 5/1/2029 (e)	6	5
Carvana Co. 5.63%, 10/1/2025 (a) (e)	1,354	1,173
CCO Holdings LLC
5.00%, 2/1/2028 (e)	7	7
4.75%, 3/1/2030 (e)	7	6
4.25%, 2/1/2031 (e)	6	5
4.50%, 6/1/2033 (e)	1,280	1,047
4.25%, 1/15/2034 (e)	1,443	1,147
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (e)	992	1,010
CDK Global, Inc. 5.25%, 5/15/2029 (e)	3	3
CEC Entertainment LLC 6.75%, 5/1/2026 (e)	959	901
Cedar Fair LP 5.50%, 5/1/2025 (e)	1,385	1,392
Centene Corp.
4.25%, 12/15/2027	6	6
2.45%, 7/15/2028	33	29
4.63%, 12/15/2029	8	8
Central Garden & Pet Co. 4.13%, 10/15/2030	5,871	5,075
Century Communities, Inc. 6.75%, 6/1/2027	300	303
CF Industries, Inc. 5.38%, 3/15/2044	866	878
Charter Communications Operating LLC 3.85%, 4/1/2061	62	42
Chemours Co. (The) 5.38%, 5/15/2027 (a)	5	5
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	29

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cheniere Energy Partners LP 4.00%, 3/1/2031	5	5
Cheniere Energy, Inc. 4.63%, 10/15/2028	4	4
Chesapeake Energy Corp.
5.50%, 2/1/2026 (e)	781	774
5.88%, 2/1/2029 (e)	5	5
Chobani LLC 7.50%, 4/15/2025 (a) (e)	337	316
Churchill Downs, Inc. 5.50%, 4/1/2027 (e)	886	870
Cinemark USA, Inc. 8.75%, 5/1/2025 (e)	150	156
Clarios Global LP
6.75%, 5/15/2025 (e)	4	4
6.25%, 5/15/2026 (e)	1,161	1,173
8.50%, 5/15/2027 (e)	20	20
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (e)	5	4
Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/2028 (e)	8	8
7.50%, 6/1/2029 (e)	307	290
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (e)	572	600
5.88%, 6/1/2027	9	9
4.63%, 3/1/2029 (e)	3	3
CNX Resources Corp. 7.25%, 3/14/2027 (e)	990	1,012
Coinbase Global, Inc. 3.63%, 10/1/2031 (a) (e)	490	362
Colgate Energy Partners III LLC 5.88%, 7/1/2029 (e)	6	6
CommScope, Inc.
6.00%, 3/1/2026 (e)	1,246	1,175
8.25%, 3/1/2027 (e)	1,158	984
7.13%, 7/1/2028 (a) (e)	615	490
Community Health Systems, Inc.
8.00%, 3/15/2026 (e)	4,112	4,251
5.63%, 3/15/2027 (e)	6	6
6.13%, 4/1/2030 (a) (e)	5	4
Compass Minerals International, Inc. 6.75%, 12/1/2027 (e)	298	302
Conduent Business Services LLC 6.00%, 11/1/2029 (e)	2	2
Consolidated Communications, Inc. 6.50%, 10/1/2028 (e)	140	122
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Continental Resources, Inc. 5.75%, 1/15/2031 (e)	3	3
CoreCivic, Inc. 8.25%, 4/15/2026	1,300	1,335
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (e)	4	3
Coty, Inc. 5.00%, 4/15/2026 (e)	1,241	1,179
Crescent Energy Finance LLC 7.25%, 5/1/2026 (e)	706	695
Crestwood Midstream Partners LP
5.75%, 4/1/2025	156	154
5.63%, 5/1/2027 (e)	62	60
Crown Americas LLC 4.75%, 2/1/2026	1,216	1,211
CrownRock LP 5.63%, 10/15/2025 (e)	1,475	1,475
CSC Holdings LLC
5.50%, 4/15/2027 (e)	5	5
6.50%, 2/1/2029 (e)	215	204
4.13%, 12/1/2030 (e)	3,190	2,632
3.38%, 2/15/2031 (e)	3,477	2,715
4.50%, 11/15/2031 (e)	6,597	5,419
Curo Group Holdings Corp. 7.50%, 8/1/2028 (e)	90	75
CVR Energy, Inc. 5.25%, 2/15/2025 (e)	1,342	1,298
CWT Travel Group, Inc. 8.50%, 11/19/2026 (a) (e)	10	10
Dana, Inc. 5.38%, 11/15/2027	4	4
Darling Ingredients, Inc. 5.25%, 4/15/2027 (e)	807	807
DaVita, Inc. 4.63%, 6/1/2030 (e)	5	4
DCP Midstream Operating LP 5.38%, 7/15/2025	1,116	1,122
Dell, Inc. 6.50%, 4/15/2038	480	492
Delta Air Lines, Inc.
2.90%, 10/28/2024	1,246	1,188
4.50%, 10/20/2025 (e)	1	1
7.38%, 1/15/2026	1,121	1,194
4.75%, 10/20/2028 (e)	—	—
3.75%, 10/28/2029	10	9
Diamond Sports Group LLC
5.38%, 8/15/2026 (b)	207	77
5.38%, 8/15/2026 (e)	255	94
Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (a) (e)	1,066	943
Directv Financing LLC 5.88%, 8/15/2027 (e)	5	5

SEE NOTES TO FINANCIAL STATEMENTS.
30	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
DISH DBS Corp.
7.75%, 7/1/2026	489	460
5.25%, 12/1/2026 (e)	1,785	1,639
7.38%, 7/1/2028	662	579
Diversified Healthcare Trust
REIT, 9.75%, 6/15/2025	811	850
REIT, 4.38%, 3/1/2031	2,253	1,749
DT Midstream, Inc. 4.38%, 6/15/2031 (e)	5	4
Dycom Industries, Inc. 4.50%, 4/15/2029 (e)	870	794
Eco Material Technologies, Inc. 7.88%, 1/31/2027 (e)	120	116
Edgewell Personal Care Co. 5.50%, 6/1/2028 (e)	223	216
Elanco Animal Health, Inc. 6.40%, 8/28/2028 (h)	1,166	1,197
Element Solutions, Inc. 3.88%, 9/1/2028 (e)	5	4
Embarq Corp. 8.00%, 6/1/2036	2,228	2,005
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (e)	6,556	5,564
Encompass Health Corp. 4.50%, 2/1/2028	5	5
Endeavor Energy Resources LP 6.63%, 7/15/2025 (e)	892	917
Endo Dac 6.00%, 6/30/2028 (a) (e)	100	43
EnerSys 4.38%, 12/15/2027 (e)	845	784
EnLink Midstream LLC
5.63%, 1/15/2028 (e)	3,766	3,732
5.38%, 6/1/2029	6,570	6,395
EnLink Midstream Partners LP
4.40%, 4/1/2024	95	94
5.05%, 4/1/2045	3,414	2,628
5.45%, 6/1/2047	7,331	5,938
Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	924	385
Enviva Partners LP 6.50%, 1/15/2026 (e)	138	141
EQM Midstream Partners LP
6.00%, 7/1/2025 (e)	270	268
6.50%, 7/1/2027 (e)	29	29
5.50%, 7/15/2028	8	8
4.50%, 1/15/2029 (e)	2	2
4.75%, 1/15/2031 (e)	2	2
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Exela Intermediate LLC 11.50%, 7/15/2026 (e)	768	280
Ferrellgas LP 5.38%, 4/1/2026 (e)	490	443
First Student Bidco, Inc. 4.00%, 7/31/2029 (e)	347	311
FirstEnergy Corp. SeriesC, 5.35%, 7/15/2047 (h)	1,606	1,501
FirstEnergy Transmission LLC 5.45%, 7/15/2044 (e)	1,472	1,446
Fluor Corp. 4.25%, 9/15/2028 (a)	1,743	1,653
Ford Motor Credit Co. LLC
3.37%, 11/17/2023	4,291	4,216
5.58%, 3/18/2024	4,350	4,399
5.13%, 6/16/2025	5	5
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/1/2025 (e)	1,132	1,078
Freedom Mortgage Corp.
8.25%, 4/15/2025 (e)	1,870	1,795
6.63%, 1/15/2027 (e)	960	831
Freeport-McMoRan, Inc.
4.38%, 8/1/2028	5	5
4.25%, 3/1/2030	5	5
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (e)	2	2
6.75%, 5/1/2029 (e)	2	2
FXI Holdings, Inc. 12.25%, 11/15/2026 (e)	1,476	1,572
Gartner, Inc. 4.50%, 7/1/2028 (e)	5	5
Gates Global LLC 6.25%, 1/15/2026 (e)	852	831
Genesis Energy LP
6.50%, 10/1/2025	1,295	1,230
8.00%, 1/15/2027	633	621
7.75%, 2/1/2028	4	4
Global Medical Response, Inc. 6.50%, 10/1/2025 (e)	892	864
Global Net Lease, Inc. REIT, 3.75%, 12/15/2027 (e)	346	311
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	1,146	1,022
5.25%, 4/30/2031 (a)	1,050	913
5.25%, 7/15/2031	3,507	3,025
5.63%, 4/30/2033	5,593	4,817
Graphic Packaging International LLC 3.75%, 2/1/2030 (e)	3,886	3,407
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	31

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Gray Television, Inc. 7.00%, 5/15/2027 (e)	209	216
Griffon Corp. 5.75%, 3/1/2028	100	89
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (e)	4	3
Guitar Center, Inc. 8.50%, 1/15/2026 (e)	849	851
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	773	795
HAT Holdings I LLC REIT, 3.38%, 6/15/2026 (e)	929	853
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (e)	1,561	1,522
HCA, Inc.
5.38%, 9/1/2026	1,316	1,347
5.63%, 9/1/2028	5	5
5.88%, 2/1/2029	5	5
7.50%, 11/15/2095	2,000	2,317
HealthEquity, Inc. 4.50%, 10/1/2029 (e)	291	266
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (e)	886	872
Hertz Corp. (The) 4.63%, 12/1/2026 (e)	1,457	1,328
Hess Midstream Operations LP 5.63%, 2/15/2026 (e)	1,091	1,091
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (e)	782	798
3.75%, 5/1/2029 (e)	5	5
4.88%, 1/15/2030	2	2
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	7	7
HLF Financing SARL LLC 4.88%, 6/1/2029 (e)	20	16
Holly Energy Partners LP 5.00%, 2/1/2028 (e)	326	310
Hologic, Inc. 3.25%, 2/15/2029 (e)	5	4
Home Point Capital, Inc. 5.00%, 2/1/2026 (e)	737	582
Horizon Therapeutics USA, Inc. 5.50%, 8/1/2027 (e)	219	219
Howard Hughes Corp. (The) 4.38%, 2/1/2031 (e)	170	151
Howmet Aerospace, Inc.
6.88%, 5/1/2025 (a)	877	927
5.90%, 2/1/2027	3	3
3.00%, 1/15/2029	2,101	1,833
5.95%, 2/1/2037 (a)	4,374	4,420
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
HUB International Ltd.
7.00%, 5/1/2026 (e)	1,935	1,918
5.63%, 12/1/2029 (e)	8	7
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	85	85
Icahn Enterprises LP
4.75%, 9/15/2024	1,257	1,226
6.38%, 12/15/2025	756	750
6.25%, 5/15/2026	2,475	2,454
5.25%, 5/15/2027	4	4
4.38%, 2/1/2029	1,777	1,533
iHeartCommunications, Inc.
6.38%, 5/1/2026	1,216	1,219
8.38%, 5/1/2027	9	8
II-VI, Inc. 5.00%, 12/15/2029 (e)	3	3
International Game Technology plc 4.13%, 4/15/2026 (e)	1,295	1,221
Intrado Corp. 8.50%, 10/15/2025 (a) (e)	160	142
IQVIA, Inc. 5.00%, 5/15/2027 (e)	7	7
IRB Holding Corp. 7.00%, 6/15/2025 (e)	1,060	1,091
Iron Mountain, Inc.
REIT, 4.88%, 9/15/2027 (e)	5	5
REIT, 5.25%, 7/15/2030 (e)	3,490	3,199
REIT, 4.50%, 2/15/2031 (e)	2,425	2,078
REIT, 5.63%, 7/15/2032 (e)	6,194	5,601
iStar, Inc.
REIT, 4.75%, 10/1/2024	40	39
REIT, 4.25%, 8/1/2025	1,125	1,072
ITT Holdings LLC 6.50%, 8/1/2029 (e)	170	150
Jazz Securities DAC 4.38%, 1/15/2029 (e)	5	5
JBS USA LUX SA 6.75%, 2/15/2028 (e)	9	9
Kaiser Aluminum Corp. 4.50%, 6/1/2031 (a) (e)	6,096	5,258
KAR Auction Services, Inc. 5.13%, 6/1/2025 (e)	1,210	1,224
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	240	221
4.75%, 2/1/2030	93	84
LABL, Inc.
6.75%, 7/15/2026 (e)	490	471
10.50%, 7/15/2027 (e)	5	5
Ladder Capital Finance Holdings LLLP REIT, 4.25%, 2/1/2027 (e)	686	631

SEE NOTES TO FINANCIAL STATEMENTS.
32	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Lamb Weston Holdings, Inc.
4.13%, 1/31/2030 (e)	2,373	2,118
4.38%, 1/31/2032 (e)	5,986	5,347
Laredo Petroleum, Inc. 9.50%, 1/15/2025	890	912
LBM Acquisition LLC 6.25%, 1/15/2029 (e)	170	138
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (e)	214	213
LD Holdings Group LLC
6.50%, 11/1/2025 (e)	561	465
6.13%, 4/1/2028 (e)	340	257
Legacy LifePoint Health LLC 6.75%, 4/15/2025 (e)	1,460	1,489
Level 3 Financing, Inc.
4.25%, 7/1/2028 (e)	60	51
3.63%, 1/15/2029 (e)	7,177	5,825
3.75%, 7/15/2029 (e)	1,737	1,411
Life Time, Inc. 5.75%, 1/15/2026 (e)	1,223	1,187
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (e)	73	65
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (e)	208	216
4.75%, 10/15/2027 (e)	96	90
LPL Holdings, Inc. 4.00%, 3/15/2029 (e)	10	9
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (e)	550	496
Lumen Technologies, Inc.
Series Y, 7.50%, 4/1/2024	5	5
5.63%, 4/1/2025	5	5
5.13%, 12/15/2026 (e)	2,280	2,052
4.00%, 2/15/2027 (e)	428	381
Series G, 6.88%, 1/15/2028 (a)	884	842
4.50%, 1/15/2029 (e)	774	612
5.38%, 6/15/2029 (e)	159	129
Series P, 7.60%, 9/15/2039	4,187	3,654
Series U, 7.65%, 3/15/2042	3,819	3,418
Macy's Retail Holdings LLC 6.13%, 3/15/2032 (e)	38	35
Masonite International Corp. 5.38%, 2/1/2028 (e)	320	306
MasTec, Inc. 4.50%, 8/15/2028 (a) (e)	5	5
Matador Resources Co. 5.88%, 9/15/2026	1,278	1,255
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Mattel, Inc. 3.38%, 4/1/2026 (e)	1,312	1,276
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (e)	1	1
7.25%, 4/15/2025 (e)	332	315
McGraw-Hill Education, Inc.
5.75%, 8/1/2028 (e)	104	93
8.00%, 8/1/2029 (e)	234	209
MGIC Investment Corp. 5.25%, 8/15/2028	225	211
MGM Resorts International
6.75%, 5/1/2025	2,375	2,431
5.75%, 6/15/2025	4	4
5.50%, 4/15/2027	10	10
Michaels Cos., Inc. (The) 7.88%, 5/1/2029 (e)	180	142
MicroStrategy, Inc. 6.13%, 6/15/2028 (a) (e)	3	3
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (e)	338	297
Millennium Escrow Corp. 6.63%, 8/1/2026 (e)	2,299	2,124
Mohegan Gaming & Entertainment 8.00%, 2/1/2026 (e)	1,044	927
Molina Healthcare, Inc. 4.38%, 6/15/2028 (e)	94	88
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (e)	2,302	2,111
MPT Operating Partnership LP
REIT, 5.00%, 10/15/2027	5	5
REIT, 4.63%, 8/1/2029	222	205
Murphy Oil Corp.
5.75%, 8/15/2025	570	570
6.37%, 12/1/2042 (h)	830	749
Nabors Industries, Inc.
5.75%, 2/1/2025	745	712
7.38%, 5/15/2027 (e)	1	1
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (e)	1,220	1,183
5.50%, 8/15/2028 (e)	5	5
5.13%, 12/15/2030 (e)	69	60
5.75%, 11/15/2031 (e)	670	595
Navient Corp.
6.75%, 6/15/2026	930	914
5.00%, 3/15/2027	2	2
4.88%, 3/15/2028 (a)	6,135	5,383
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	33

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.50%, 3/15/2029	6,177	5,432
NCL Corp. Ltd.
3.63%, 12/15/2024 (a) (e)	989	920
5.88%, 3/15/2026 (e)	425	393
5.88%, 2/15/2027 (e)	1,939	1,848
NCR Corp.
5.75%, 9/1/2027 (e)	306	295
5.13%, 4/15/2029 (e)	8	8
Netflix, Inc.
3.63%, 6/15/2025 (e)	270	264
5.38%, 11/15/2029 (e)	7	7
New Fortress Energy, Inc.
6.75%, 9/15/2025 (e)	2,870	2,822
6.50%, 9/30/2026 (e)	50	48
New Residential Investment Corp. REIT, 6.25%, 10/15/2025 (e)	691	658
Newell Brands, Inc.
4.88%, 6/1/2025	579	586
4.45%, 4/1/2026 (h)	230	228
5.63%, 4/1/2036 (h)	1,000	956
5.75%, 4/1/2046 (h)	4,621	4,303
Newmark Group, Inc. 6.13%, 11/15/2023	560	571
News Corp. 3.88%, 5/15/2029 (e)	5	5
Nexstar Media, Inc.
5.63%, 7/15/2027 (e)	9	9
4.75%, 11/1/2028 (e)	5	5
NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (e)	1,468	1,457
NGL Energy Operating LLC 7.50%, 2/1/2026 (e)	2,321	2,187
NGL Energy Partners LP 7.50%, 11/1/2023 (a)	10	9
Nielsen Finance LLC 5.63%, 10/1/2028 (e)	4	4
NMG Holding Co., Inc. 7.13%, 4/1/2026 (e)	1,360	1,350
Nordstrom, Inc.
4.38%, 4/1/2030 (a)	2,890	2,515
4.25%, 8/1/2031 (a)	5,749	4,873
5.00%, 1/15/2044 (a)	2,750	2,279
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (e)	50	50
Novelis Corp.
3.25%, 11/15/2026 (e)	730	666
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.75%, 1/30/2030 (e)	5	5
NRG Energy, Inc.
5.75%, 1/15/2028	221	216
3.63%, 2/15/2031 (e)	7,157	5,958
3.88%, 2/15/2032 (e)	5,333	4,452
NuStar Logistics LP
5.75%, 10/1/2025	116	115
6.38%, 10/1/2030	6,514	6,413
Occidental Petroleum Corp.
6.95%, 7/1/2024	2,601	2,728
8.00%, 7/15/2025	2,410	2,597
5.88%, 9/1/2025	7	7
6.38%, 9/1/2028	7	7
8.88%, 7/15/2030	9	11
6.63%, 9/1/2030	2	2
OneMain Finance Corp.
6.13%, 3/15/2024	5,661	5,683
6.88%, 3/15/2025	5	5
7.13%, 3/15/2026	7	7
4.00%, 9/15/2030 (a)	3	2
Outfront Media Capital LLC 5.00%, 8/15/2027 (e)	2	2
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (e)	9	9
Pacific Gas and Electric Co.
4.50%, 7/1/2040	270	221
4.60%, 6/15/2043	392	317
4.75%, 2/15/2044	386	317
4.30%, 3/15/2045	400	310
3.95%, 12/1/2047	911	666
4.95%, 7/1/2050	350	292
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	1,461	1,333
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (f)	224	217
Party City Holdings, Inc. 8.75%, 2/15/2026 (e)	1,069	982
Patterson-UTI Energy, Inc. 3.95%, 2/1/2028	1,511	1,392
PBF Holding Co. LLC
9.25%, 5/15/2025 (e)	2,215	2,296
6.00%, 2/15/2028 (a)	5	4
PDC Energy, Inc. 5.75%, 5/15/2026	1,045	1,017

SEE NOTES TO FINANCIAL STATEMENTS.
34	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
PennyMac Financial Services, Inc.
5.38%, 10/15/2025 (e)	460	435
5.75%, 9/15/2031 (e)	1,292	1,059
Penske Automotive Group, Inc.
3.50%, 9/1/2025	602	581
3.75%, 6/15/2029	5	4
Performance Food Group, Inc. 5.50%, 10/15/2027 (e)	3	3
Perrigo Finance Unlimited Co.
3.90%, 6/15/2030 (a) (h)	5,879	5,273
4.90%, 12/15/2044	2,476	1,978
PG&E Corp. 5.00%, 7/1/2028 (a)	5	5
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a) (e)	1,103	1,020
Pilgrim's Pride Corp.
5.88%, 9/30/2027 (e)	150	151
4.25%, 4/15/2031 (e)	1,843	1,682
Plantronics, Inc. 4.75%, 3/1/2029 (e)	306	310
Post Holdings, Inc.
5.63%, 1/15/2028 (e)	5	5
5.50%, 12/15/2029 (e)	5	5
Premier Entertainment Sub LLC 5.88%, 9/1/2031 (e)	50	39
Presidio Holdings, Inc. 4.88%, 2/1/2027 (e)	834	791
Prestige Brands, Inc. 5.13%, 1/15/2028 (e)	5	5
Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (e)	70	70
Prime Security Services Borrower LLC
5.25%, 4/15/2024 (e)	1,645	1,643
5.75%, 4/15/2026 (e)	641	615
6.25%, 1/15/2028 (e)	8	7
PTC, Inc. 3.63%, 2/15/2025 (e)	20	19
QVC, Inc.
4.75%, 2/15/2027 (a)	2,752	2,463
4.38%, 9/1/2028 (a)	5,083	4,319
5.45%, 8/15/2034	4,000	3,205
5.95%, 3/15/2043 (a)	2,770	2,157
Rackspace Technology Global, Inc. 5.38%, 12/1/2028 (a) (e)	120	98
Radian Group, Inc. 6.63%, 3/15/2025	559	569
Radiate Holdco LLC 4.50%, 9/15/2026 (e)	922	849
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Realogy Group LLC 5.75%, 1/15/2029 (e)	10	8
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (e)	1,370	1,408
Renewable Energy Group, Inc. 5.88%, 6/1/2028 (e)	289	306
Resorts World Las Vegas LLC 4.63%, 4/16/2029 (a) (e)	200	175
RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	217	202
Rite Aid Corp.
7.50%, 7/1/2025 (e)	1,571	1,345
8.00%, 11/15/2026 (e)	48	40
RLJ Lodging Trust LP REIT, 3.75%, 7/1/2026 (e)	808	747
Rocket Mortgage LLC 2.88%, 10/15/2026 (e)	979	866
Royal Caribbean Cruises Ltd.
9.13%, 6/15/2023 (e)	94	97
11.50%, 6/1/2025 (e)	213	232
4.25%, 7/1/2026 (e)	1,063	962
5.50%, 8/31/2026 (e)	2,980	2,777
RP Escrow Issuer LLC 5.25%, 12/15/2025 (e)	1,109	1,031
Sabre GLBL, Inc. 7.38%, 9/1/2025 (e)	2,023	2,046
SBA Communications Corp.
REIT, 3.88%, 2/15/2027	531	504
REIT, 3.13%, 2/1/2029	7	6
Scientific Games Holdings LP 6.63%, 3/1/2030 (e)	100	95
Scientific Games International, Inc.
7.00%, 5/15/2028 (e)	120	123
7.25%, 11/15/2029 (e)	1	1
SCIL IV LLC 5.38%, 11/1/2026 (e)	530	484
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (e)	5	4
Scripps Escrow, Inc. 5.88%, 7/15/2027 (e)	309	295
Seagate HDD Cayman
4.13%, 1/15/2031	3,185	2,795
5.75%, 12/1/2034	3,832	3,602
Select Medical Corp. 6.25%, 8/15/2026 (e)	1,512	1,501
Sensata Technologies, Inc.
4.38%, 2/15/2030 (e)	24	22
3.75%, 2/15/2031 (e)	5	4
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	35

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Service Corp. International 4.63%, 12/15/2027	220	213
Service Properties Trust
REIT, 4.35%, 10/1/2024	626	580
REIT, 7.50%, 9/15/2025	1,210	1,208
Silgan Holdings, Inc. 4.13%, 2/1/2028	55	51
Sirius XM Radio, Inc.
3.13%, 9/1/2026 (e)	250	230
5.00%, 8/1/2027 (e)	974	940
5.50%, 7/1/2029 (e)	5	5
4.13%, 7/1/2030 (e)	5	4
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (e)	1,018	1,057
SLM Corp. 4.20%, 10/29/2025	620	606
Sonic Automotive, Inc.
4.63%, 11/15/2029 (e)	10	9
4.88%, 11/15/2031 (e)	1,404	1,198
Sotheby's 7.38%, 10/15/2027 (a) (e)	217	214
Southwestern Energy Co. 5.95%, 1/23/2025 (h)	8	8
Specialty Building Products Holdings LLC 6.38%, 9/30/2026 (e)	500	487
Spectrum Brands, Inc. 5.00%, 10/1/2029 (e)	9	8
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (e)	1,420	1,438
4.60%, 6/15/2028	4	3
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (e)	563	595
Sprint Capital Corp. 8.75%, 3/15/2032	7	9
Sprint Corp. 7.63%, 3/1/2026	1,812	1,968
SPX FLOW, Inc. 8.75%, 4/1/2030 (a) (e)	246	222
SRS Distribution, Inc.
4.63%, 7/1/2028 (e)	10	9
6.00%, 12/1/2029 (e)	170	149
SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	6	6
Stagwell Global LLC 5.63%, 8/15/2029 (e)	347	306
Standard Industries, Inc. 4.75%, 1/15/2028 (e)	5	5
Staples, Inc.
7.50%, 4/15/2026 (e)	1,220	1,165
10.75%, 4/15/2027 (e)	2,108	1,868
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Starwood Property Trust, Inc. REIT, 4.38%, 1/15/2027 (e)	400	373
Station Casinos LLC 4.50%, 2/15/2028 (e)	9	8
Stericycle, Inc. 5.38%, 7/15/2024 (e)	636	634
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (e)	1,370	1,279
Sunoco LP
6.00%, 4/15/2027	936	943
4.50%, 4/30/2030 (e)	502	453
Surgery Center Holdings, Inc. 10.00%, 4/15/2027 (e)	272	284
SWF Escrow Issuer Corp. 6.50%, 10/1/2029 (e)	19	15
Talen Energy Supply LLC
10.50%, 1/15/2026 (e)	492	182
7.25%, 5/15/2027 (a) (e)	17	16
Tallgrass Energy Partners LP 7.50%, 10/1/2025 (e)	1,240	1,265
Talos Production, Inc. 12.00%, 1/15/2026	650	699
Targa Resources Partners LP
4.88%, 2/1/2031	5	5
4.00%, 1/15/2032	1	1
TEGNA, Inc. 4.75%, 3/15/2026 (e)	839	832
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (e)	1,013	878
3.88%, 10/15/2031 (e)	3,888	3,222
Tenet Healthcare Corp.
4.63%, 7/15/2024	2,550	2,543
4.88%, 1/1/2026 (e)	300	294
6.25%, 2/1/2027 (e)	1,050	1,042
5.13%, 11/1/2027 (e)	4	4
6.13%, 10/1/2028 (e)	317	304
Tenneco, Inc. 7.88%, 1/15/2029 (e)	150	152
TerraForm Power Operating LLC 5.00%, 1/31/2028 (e)	5,652	5,278
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (e)	100	98
T-Mobile USA, Inc.
2.25%, 2/15/2026 (a)	1,421	1,307
2.25%, 2/15/2026 (e)	624	574
2.63%, 4/15/2026	90	83
4.75%, 2/1/2028	7	7
3.38%, 4/15/2029	10	9

SEE NOTES TO FINANCIAL STATEMENTS.
36	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Topaz Solar Farms LLC 5.75%, 9/30/2039 (e)	696	706
TPC Group, Inc. 10.50%, 8/1/2024 (e)	957	311
TransDigm, Inc.
8.00%, 12/15/2025 (e)	4,285	4,460
6.25%, 3/15/2026 (e)	1,857	1,848
7.50%, 3/15/2027	30	30
5.50%, 11/15/2027	1	1
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a) (e)	895	861
Transocean, Inc.
7.50%, 1/15/2026 (e)	500	409
11.50%, 1/30/2027 (a) (e)	857	852
8.00%, 2/1/2027 (e)	1,224	967
Travel + Leisure Co.
6.63%, 7/31/2026 (e)	657	673
6.00%, 4/1/2027 (h)	7	7
4.50%, 12/1/2029 (e)	4,062	3,595
TripAdvisor, Inc. 7.00%, 7/15/2025 (e)	795	815
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (e)	151	125
Triumph Group, Inc. 8.88%, 6/1/2024 (e)	999	1,034
Tutor Perini Corp. 6.88%, 5/1/2025 (a) (e)	325	304
Twilio, Inc. 3.63%, 3/15/2029	9	8
Uber Technologies, Inc.
7.50%, 5/15/2025 (e)	245	253
8.00%, 11/1/2026 (e)	2,420	2,535
7.50%, 9/15/2027 (e)	50	51
4.50%, 8/15/2029 (e)	8	7
United Airlines, Inc. 4.38%, 4/15/2026 (e)	1,189	1,148
United Natural Foods, Inc. 6.75%, 10/15/2028 (e)	312	312
United Rentals North America, Inc.
5.50%, 5/15/2027	5	5
3.88%, 2/15/2031	4	4
United States Cellular Corp. 6.70%, 12/15/2033	1,832	1,892
United States Steel Corp. 6.88%, 3/1/2029 (a)	54	55
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (a) (e)	1,092	1,003
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Uniti Group LP REIT, 7.88%, 2/15/2025 (e)	2,505	2,549
Univision Communications, Inc. 4.50%, 5/1/2029 (e)	5	4
US Acute Care Solutions LLC 6.38%, 3/1/2026 (e)	210	204
US Foods, Inc. 6.25%, 4/15/2025 (e)	1,355	1,392
USA Compression Partners LP 6.88%, 4/1/2026	1,031	1,010
Vail Resorts, Inc. 6.25%, 5/15/2025 (e)	430	440
Valvoline, Inc.
4.25%, 2/15/2030 (e)	1,000	867
3.63%, 6/15/2031 (e)	500	406
Vector Group Ltd.
10.50%, 11/1/2026 (e)	822	839
5.75%, 2/1/2029 (e)	20	18
Venture Global Calcasieu Pass LLC 3.88%, 11/1/2033 (e)	3	3
Vericast Corp. 11.00%, 9/15/2026 (e)	1,088	1,034
Veritas US, Inc. 7.50%, 9/1/2025 (a) (e)	2,163	1,906
Verscend Escrow Corp. 9.75%, 8/15/2026 (e)	90	93
Viasat, Inc. 5.63%, 9/15/2025 (e)	1,563	1,434
VICI Properties LP
REIT, 4.25%, 12/1/2026 (e)	6	6
REIT, 5.75%, 2/1/2027 (e)	978	978
REIT, 4.50%, 1/15/2028 (e)	350	345
REIT, 4.63%, 12/1/2029 (e)	6	6
REIT, 4.13%, 8/15/2030 (e)	5	4
Victoria's Secret & Co. 4.63%, 7/15/2029 (e)	50	41
Vistra Operations Co. LLC
5.50%, 9/1/2026 (e)	662	660
5.63%, 2/15/2027 (e)	1,870	1,842
5.00%, 7/31/2027 (e)	5	5
4.38%, 5/1/2029 (e)	5,280	4,791
VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	90	81
W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	148	147
Waste Pro USA, Inc. 5.50%, 2/15/2026 (e)	1,330	1,183
Watco Cos. LLC 6.50%, 6/15/2027 (e)	15	14
Weatherford International Ltd. 8.63%, 4/30/2030 (e)	110	109
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	37

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (e)	230	143
WESCO Distribution, Inc.
7.13%, 6/15/2025 (e)	237	246
7.25%, 6/15/2028 (e)	7	7
Western Digital Corp. 4.75%, 2/15/2026	3	3
Western Midstream Operating LP
3.60%, 2/1/2025 (h)	1,046	1,000
5.30%, 3/1/2048	875	759
5.75%, 2/1/2050 (h)	6,066	5,345
White Cap Buyer LLC 6.88%, 10/15/2028 (e)	160	147
William Carter Co. (The) 5.63%, 3/15/2027 (e)	1,280	1,275
Windstream Escrow LLC 7.75%, 8/15/2028 (e)	314	299
WMG Acquisition Corp. 3.88%, 7/15/2030 (e)	5	4
WR Grace Holdings LLC 5.63%, 8/15/2029 (e)	8	7
WW International, Inc. 4.50%, 4/15/2029 (a) (e)	190	150
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (e)	330	308
Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	8	8
Wynn Resorts Finance LLC 7.75%, 4/15/2025 (e)	897	924
Xerox Holdings Corp.
5.00%, 8/15/2025 (e)	1,098	1,054
5.50%, 8/15/2028 (a) (e)	6,856	6,170
XHR LP REIT, 6.38%, 8/15/2025 (e)	799	809
XPO Logistics, Inc. 6.25%, 5/1/2025 (e)	1,036	1,059
Yum! Brands, Inc.
4.75%, 1/15/2030 (e)	5	5
4.63%, 1/31/2032	667	606
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (e)	1,626	1,415
6.13%, 3/1/2028 (e)	10	8
Ziff Davis, Inc. 4.63%, 10/15/2030 (e)	510	455
		542,617
Total Corporate Bonds (Cost $730,748)		666,625
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 14.9%
Australia — 0.2%
Commonwealth of Australia
2.75%, 4/21/2024 (b)	AUD 1,785	1,269
3.25%, 4/21/2025 (b)	AUD 1,191	854
2.75%, 11/21/2029 (b)	AUD 2,795	1,935
2.75%, 6/21/2035 (b)	AUD 1,676	1,123
2.75%, 5/21/2041 (b)	AUD 720	461
3.00%, 3/21/2047 (b)	AUD 614	400
1.75%, 6/21/2051 (b)	AUD 710	345
		6,387
Belgium — 0.3%
Kingdom of Belgium
0.80%, 6/22/2027 (b)	EUR 3,755	3,942
0.10%, 6/22/2030 (b)	EUR 1,187	1,141
1.00%, 6/22/2031 (b)	EUR 2,150	2,202
1.45%, 6/22/2037 (b)	EUR 1,620	1,636
1.90%, 6/22/2038 (b)	EUR 1,835	1,972
3.75%, 6/22/2045 (b)	EUR 705	994
1.60%, 6/22/2047 (b)	EUR 267	262
1.70%, 6/22/2050 (b)	EUR 886	879
2.15%, 6/22/2066 (b)	EUR 942	1,028
		14,056
Canada — 0.4%
Canada Government Bond
2.50%, 6/1/2024	CAD 3,280	2,545
2.25%, 6/1/2029	CAD 595	447
2.75%, 12/1/2048	CAD 1,083	831
2.00%, 12/1/2051	CAD 3,264	2,128
2.75%, 12/1/2064	CAD 350	265
Province of Alberta 2.90%, 12/1/2028	CAD 410	310
Province of British Columbia
4.70%, 6/18/2037	CAD 880	757
2.95%, 6/18/2050	CAD 505	338
Province of Ontario
2.30%, 9/8/2024	CAD 3,210	2,462
0.01%, 11/25/2030 (b)	EUR 5,800	5,244
		15,327
China — 0.1%
Export-Import Bank of China (The) 0.75%, 5/28/2023 (b)	EUR 3,800	4,005
Denmark — 0.1%
Kingdom of Denmark
0.25%, 11/15/2022	DKK 1,704	242

SEE NOTES TO FINANCIAL STATEMENTS.
38	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Denmark — continued
1.75%, 11/15/2025	DKK 2,373	347
0.50%, 11/15/2027	DKK 3,009	416
0.50%, 11/15/2029	DKK 10,080	1,361
4.50%, 11/15/2039	DKK 5,082	1,073
0.25%, 11/15/2052	DKK 2,400	247
		3,686
France — 0.9%
French Republic
0.75%, 5/25/2028 (b)	EUR 11,870	12,331
1.50%, 5/25/2031 (b)	EUR 2,455	2,633
1.25%, 5/25/2036 (b)	EUR 9,315	9,315
1.75%, 6/25/2039 (b)	EUR 3,048	3,254
3.25%, 5/25/2045 (b)	EUR 1,829	2,449
2.00%, 5/25/2048 (b)	EUR 312	339
1.50%, 5/25/2050 (b)	EUR 5,832	5,664
0.75%, 5/25/2053 (b)	EUR 1,089	832
1.75%, 5/25/2066 (b)	EUR 1,746	1,743
		38,560
Germany — 0.3%
Bundesrepublik Deutschland
4.00%, 1/4/2037 (b)	EUR 4,030	5,977
2.50%, 7/4/2044 (b)	EUR 2,325	3,175
1.25%, 8/15/2048 (b)	EUR 1,440	1,594
0.00%, 8/15/2050 (b)	EUR 1,871	1,474
		12,220
Hungary — 0.0% ^
Hungary Government Bond
0.13%, 9/21/2028 (e)	EUR 893	786
2.13%, 9/22/2031 (e)	1,158	929
		1,715
Indonesia — 0.1%
Republic of Indonesia
2.15%, 7/18/2024 (b)	EUR 1,120	1,190
1.30%, 3/23/2034	EUR 902	778
		1,968
Italy — 2.6%
Buoni Poliennali del Tesoro
1.00%, 7/15/2022 (b)	EUR 17,773	18,803
0.90%, 8/1/2022 (b)	EUR 18,050	19,105
0.95%, 3/1/2023 (b)	EUR 2,161	2,298
2.45%, 10/1/2023 (b)	EUR 1,738	1,887
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued
0.65%, 10/15/2023 (b)	EUR 2,220	2,349
0.00%, 1/15/2024 (b)	EUR 6,940	7,231
0.35%, 2/1/2025 (b)	EUR 4,181	4,296
1.85%, 7/1/2025 (b)	EUR 1,037	1,105
0.00%, 4/1/2026 (b)	EUR 16,565	16,343
0.25%, 3/15/2028 (b)	EUR 12,340	11,689
0.95%, 12/1/2031 (b)	EUR 1,541	1,384
1.65%, 3/1/2032 (b)	EUR 721	694
2.25%, 9/1/2036 (b)	EUR 2,982	2,914
0.95%, 3/1/2037 (b)	EUR 7,530	6,080
1.80%, 3/1/2041 (b)	EUR 553	479
4.75%, 9/1/2044 (b)	EUR 122	164
1.50%, 4/30/2045 (b)	EUR 5,008	3,929
2.70%, 3/1/2047 (b)	EUR 207	204
3.45%, 3/1/2048 (b)	EUR 211	235
2.15%, 9/1/2052 (b)	EUR 1,296	1,089
2.80%, 3/1/2067 (b)	EUR 612	574
Italian Republic Government Bond 2.38%, 10/17/2024	5,381	5,242
		108,094
Japan — 6.7%
Japan Bank for International Cooperation 1.63%, 1/20/2027	974	908
Japan Finance Organization for Municipalities 3.25%, 4/24/2023 (e)	1,890	1,901
Japan Government Bond
0.10%, 6/20/2022	JPY 1,772,850	13,665
0.10%, 12/20/2022	JPY 3,399,300	26,224
0.01%, 6/1/2023	JPY 4,005,500	30,894
0.80%, 9/20/2023	JPY 1,154,500	9,004
0.10%, 9/20/2024	JPY 1,835,600	14,193
0.50%, 9/20/2024	JPY 393,150	3,069
0.10%, 12/20/2024	JPY 405,400	3,136
0.10%, 6/20/2026	JPY 1,192,000	9,232
0.10%, 9/20/2026	JPY 2,308,150	17,872
0.01%, 12/20/2026	JPY 2,094,400	16,148
0.10%, 9/20/2027	JPY 2,713,100	20,986
0.10%, 12/20/2029	JPY 756,650	5,806
0.10%, 3/20/2030	JPY 1,256,450	9,631
1.60%, 3/20/2032	JPY 1,031,450	9,014
1.50%, 6/20/2034	JPY 642,250	5,616
1.40%, 9/20/2034	JPY 1,944,050	16,834
0.70%, 3/20/2037	JPY 721,800	5,722
0.60%, 9/20/2037	JPY 842,050	6,560
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	39

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Japan — continued
0.30%, 12/20/2039	JPY 1,574,650	11,427
0.40%, 6/20/2040	JPY 2,072,200	15,236
1.50%, 3/20/2045	JPY 667,700	5,866
1.40%, 12/20/2045	JPY 145,750	1,258
0.80%, 12/20/2047	JPY 628,950	4,747
0.40%, 9/20/2049	JPY 42,550	286
0.40%, 12/20/2049	JPY 1,030,350	6,911
0.40%, 3/20/2050	JPY 1,020,550	6,836
0.90%, 3/20/2057	JPY 269,150	2,019
0.50%, 3/20/2060	JPY 279,900	1,816
		282,817
Netherlands — 0.2%
Kingdom of Netherlands
2.50%, 1/15/2033 (b)	EUR 2,310	2,745
4.00%, 1/15/2037 (b)	EUR 1,110	1,586
3.75%, 1/15/2042 (b)	EUR 917	1,372
2.75%, 1/15/2047 (b)	EUR 1,160	1,618
0.00%, 1/15/2052 (b)	EUR 520	379
		7,700
Peru — 0.0% ^
Republic of Peru 1.86%, 12/1/2032	487	378
Philippines — 0.0% ^
Republic of Philippines 0.25%, 4/28/2025	EUR 1,303	1,307
Qatar — 0.0% ^
State of Qatar 3.88%, 4/23/2023 (e)	860	870
Romania — 0.0% ^
Romania Government Bond 2.00%, 4/14/2033 (e)	EUR 1,470	1,129
Saudi Arabia — 0.0% ^
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (e)	914	793
South Korea — 0.4%
Export-Import Bank of Korea
0.00%, 10/19/2024 (b)	EUR 10,060	10,314
0.75%, 9/21/2025	4,217	3,856
Republic of Korea 0.00%, 9/16/2025	EUR 1,276	1,291
		15,461
Spain — 0.7%
Bonos and Obligaciones del Estado
1.60%, 4/30/2025 (b)	EUR 680	733
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Spain — continued
1.50%, 4/30/2027 (b)	EUR 6,575	6,999
1.40%, 7/30/2028 (b)	EUR 8,252	8,683
2.35%, 7/30/2033 (b)	EUR 1,078	1,175
4.70%, 7/30/2041 (b)	EUR 3,538	5,139
1.00%, 7/30/2042 (b)	EUR 637	529
2.90%, 10/31/2046 (b)	EUR 2,012	2,316
2.70%, 10/31/2048 (b)	EUR 771	853
1.00%, 10/31/2050 (b)	EUR 1,606	1,182
3.45%, 7/30/2066 (b)	EUR 771	933
		28,542
Sweden — 0.1%
Kingdom of Sweden
1.50%, 11/13/2023 (b)	SEK 4,690	480
1.00%, 11/12/2026 (b)	SEK 5,010	497
0.75%, 5/12/2028	SEK 1,985	192
0.75%, 11/12/2029 (b)	SEK 13,515	1,285
3.50%, 3/30/2039	SEK 1,370	174
0.50%, 11/24/2045	SEK 470	35
Svensk Exportkredit AB 2.88%, 3/14/2023	3,300	3,317
		5,980
United Arab Emirates — 0.0% ^
United Arab Emirates Government Bond 0.75%, 9/2/2023 (e)	1,569	1,526
United Kingdom — 1.8%
United Kingdom of Great Britain and Northern Ireland
1.00%, 4/22/2024 (b)	GBP 4,360	5,421
0.25%, 1/31/2025 (b)	GBP 870	1,051
0.63%, 6/7/2025 (b)	GBP 12,632	15,413
1.25%, 7/22/2027 (b)	GBP 7,537	9,282
4.25%, 3/7/2036 (b)	GBP 2,922	4,640
1.75%, 9/7/2037 (b)	GBP 5,378	6,448
4.75%, 12/7/2038 (b)	GBP 1,018	1,760
1.25%, 10/22/2041 (b)	GBP 1,150	1,247
0.88%, 1/31/2046 (b)	GBP 5,755	5,587
4.25%, 12/7/2046 (b)	GBP 5,625	9,976
1.50%, 7/22/2047 (b)	GBP 4,357	4,855
1.75%, 7/22/2057 (b)	GBP 4,109	4,903

SEE NOTES TO FINANCIAL STATEMENTS.
40	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
United Kingdom — continued
2.50%, 7/22/2065 (b)	GBP 2,317	3,458
1.63%, 10/22/2071 (b)	GBP 290	344
		74,385
Total Foreign Government Securities (Cost $734,117)		626,906
INVESTMENTS	SHARES (000)
Investment Companies — 4.4%
United States — 4.4%
JPMorgan Income Fund, Class R6 Shares (i)(Cost $190,192)	20,994	186,217
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.5%
U.S. Treasury Notes 0.13%, 1/31/2023 (j)(Cost $64,591)	USD 64,812	63,977
	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.1%
Put Options Purchased — 1.1%
United States — 1.1%
S&P 500 Index
9/16/2022 at USD 4,250.00, European Style
Notional Amount: USD 246,676
Counterparty: Exchange-Traded *	597	18,746
S&P 500 Index
9/16/2022 at USD 4,350.00, European Style
Notional Amount: USD 160,732
Counterparty: Exchange-Traded *	389	14,006
S&P 500 Index
9/16/2022 at USD 4,025.00, European Style
Notional Amount: USD 257,006
Counterparty: Exchange-Traded *	622	13,730
Total Put Options Purchased		46,482
Total Options Purchased (Cost $26,377)		46,482
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 0.4%
United States — 0.4%
iShares MSCI India ETF (a)(Cost $10,007)	372	16,222
INVESTMENTS	NO. OF WARRANTS (000)
Warrants — 0.2%
Netherlands — 0.0% ^
BNP Paribas Issuance BV
expiring 9/26/2022 *	34	169
expiring 9/26/2022 *	5	111
expiring 9/26/2022 *	7	69
expiring 9/30/2022 *	2	66
expiring 9/30/2022 *	33	107
expiring 9/30/2022 *	187	302
expiring 10/21/2022 *	4	47
		871
Switzerland — 0.2%
UBS AG
expiring 7/8/2022 *	13	255
expiring 7/20/2022 *	27	136
expiring 8/9/2022 *	5	155
expiring 8/9/2022 *	5	157
expiring 8/16/2022 *	55	379
expiring 10/3/2022 *	63	549
expiring 12/12/2022 *	13	112
expiring 12/15/2022 *	88	608
expiring 12/23/2022 *	12	340
expiring 12/23/2022 *	21	256
expiring 1/16/2023, price 1.00 USD *	17	291
expiring 1/30/2023 *	14	711
expiring 2/27/2023 *	1	13
expiring 2/27/2023 *	39	398
expiring 2/27/2023 *	309	1,022
expiring 3/17/2023 *	21	425
expiring 4/17/2023, price 1.00 USD *	253	408
expiring 4/25/2023 *	53	370
expiring 5/18/2023 *	36	357
expiring 6/19/2023 *	77	731
		7,673
United Kingdom — 0.0% ^
Nmg Research Ltd., expiring 9/24/2027, price 1.00 USD ‡ *	1	51
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	41

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — continued
United Kingdom — continued
UBS AG
expiring 8/26/2022, price 1.00 USD *	17	390
expiring 4/17/2023, price 1.00 USD *	44	351
		792
United States — 0.0% ^
Windstream Holdings, Inc., expiring 12/31/2049, price 11.00 USD ‡ *	1	8
Total Warrants (Cost $13,288)		9,344
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.2%
United States — 0.2%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.40%, 7/25/2023 (k)	101,027	314
Series KC03, Class X1, IO, 0.63%, 11/25/2024 (k)	29,679	362
Series K078, Class X1, IO, 0.23%, 6/25/2028 (k)	63,277	450
Series K082, Class X1, IO, 0.15%, 9/25/2028 (k)	419,560	1,535
Series K083, Class X1, IO, 0.18%, 9/25/2028 (k)	133,664	620
FNMA ACES Series 2019-M21, Class X2, IO, 1.43%, 2/25/2031 (k)	3,289	280
FREMF Series 2018-KF46, Class B, 2.40%, 3/25/2028 (e) (k)	220	214
FREMF Mortgage Trust
Series 2017-KF31, Class B, 3.35%, 4/25/2024 (e) (k)	141	140
Series 2017-KF32, Class B, 3.00%, 5/25/2024 (e) (k)	298	297
Series 2017-KF36, Class B, 3.10%, 8/25/2024 (e) (k)	258	257
Series 2017-KF38, Class B, 2.95%, 9/25/2024 (e) (k)	194	194
Series 2018-KF45, Class B, 2.40%, 3/25/2025 (e) (k)	398	387
Series 2018-KF47, Class B, 2.45%, 5/25/2025 (e) (k)	226	223
Series 2018-KF49, Class B, 2.35%, 6/25/2025 (e) (k)	198	191
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-KF63, Class B, 2.80%, 5/25/2029 (e) (k)	1,215	1,204
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	923	384
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (k)	231	225
Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (k)	340	326
Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.75%, 8/15/2052 (k)	3,765	311
Total Commercial Mortgage-Backed Securities (Cost $8,399)		7,914
Supranational — 0.2%
Asian Development Bank, 3.40%, 9/10/2027 (b)	AUD 3,030	2,119
European Investment Bank, 0.50%, 6/21/2023	AUD 1,210	836
Inter-American Development Bank
0.50%, 5/23/2023	CAD 3,650	2,777
1.70%, 10/10/2024	CAD 800	605
4.40%, 1/26/2026	CAD 614	500
Total Supranational (Cost $7,165)		6,837
Asset-Backed Securities — 0.1%
United States — 0.1%
OneMain Financial Issuance Trust
Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (e)	829	830
Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (e)	1,045	1,046
Total Asset-Backed Securities (Cost $1,874)		1,876
Loan Assignments — 0.0% (l) ^
United States — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (f) (m)	16	2
Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.01%, 10/1/2024 (f)	413	289

SEE NOTES TO FINANCIAL STATEMENTS.
42	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.01%, 4/1/2024 ‡ (f)	603	543
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 12/31/2038 (f)	80	72
Total Loan Assignments (Cost $867)		906
Collateralized Mortgage Obligations — 0.0% ^
United States — 0.0% ^
CHL GMSR Issuer Trust Series 2018-GT1, Class B, 4.17%, 5/25/2023 ‡ (e) (k)	840	830
CHL Mortgage Pass-Through Trust
Series 2005-31, Class 2A1, 2.44%, 1/25/2036 (k)	—	—
Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
Series 2007-10, Class A4, 5.50%, 7/25/2037	—	—
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AF1, Class A4, 0.97%, 4/25/2036 (k)	—	—
Series 2007-3, Class 2A1, 1.42%, 10/25/2047 (k)	—	—
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 0.91%, 1/25/2047 (k)	—	—
JPMorgan Mortgage Trust Series 2005-A8, Class 2A3, 2.66%, 11/25/2035 (k)	—	—
Total Collateralized Mortgage Obligations (Cost $840)		830
INVESTMENTS	SHARES (000)
Convertible Preferred Stocks — 0.0% ^
United States — 0.0% ^
Claire's Stores, Inc. ‡ *(Cost $72)	—	590
Preferred Stocks — 0.0% ^
United States — 0.0% ^
Goodman Networks, Inc. ‡ *	3	—
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ *	40	44
Total Preferred Stocks (Cost $49)		44
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡ *(Cost $—) (n)	17	22
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 7.1%
Foreign Government Treasury Bills — 1.1%
Canadian Treasury Bills
1.58%, 1/5/2023 (o)	CAD 19,513	14,969
1.69%, 2/2/2023 (o)	CAD 19,551	14,965
1.79%, 3/2/2023 (o)	CAD 19,598	14,961
Total Foreign Government Treasury Bills (Cost $46,331)		44,895
INVESTMENTS	SHARES (000)
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (i) (p) (Cost $165,429)	165,414	165,446
Investment of Cash Collateral from Securities Loaned — 2.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (i) (p)	78,788	78,733
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (i) (p)	10,897	10,897
Total Investment of Cash Collateral from Securities Loaned (Cost $89,632)		89,630
Total Short-Term Investments (Cost $301,392)		299,971
Total Investments — 101.3% (Cost $4,064,214)		4,270,058
Liabilities in Excess of Other Assets — (1.3)%		(56,803)
NET ASSETS — 100.0%		4,213,255
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	43

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $83,512.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Value is zero.
(d)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $5,762.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2022.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2022.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2022.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	Defaulted security.
(n)	Value is zero.
(o)	The rate shown is the effective yield as of April 30, 2022.
(p)	The rate shown is the current yield as of April 30, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.
44	J.P. Morgan Funds	April 30, 2022

Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	14.7%
Banks	5.4
Oil, Gas & Consumable Fuels	4.4
Fixed Income Funds	4.4
Semiconductors & Semiconductor Equipment	3.8
Software	2.9
Hotels, Restaurants & Leisure	2.8
Pharmaceuticals	2.6
Technology Hardware, Storage & Peripherals	2.4
Insurance	2.2
Internet & Direct Marketing Retail	2.2
Health Care Providers & Services	2.0
Interactive Media & Services	1.9
Biotechnology	1.8
Health Care Equipment & Supplies	1.8
IT Services	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
U.S. Treasury Notes	1.5
Machinery	1.5
Capital Markets	1.4
Electric Utilities	1.4
Aerospace & Defense	1.4
Beverages	1.4
Chemicals	1.3
Specialty Retail	1.3
Textiles, Apparel & Luxury Goods	1.2
Consumer Finance	1.2
Automobiles	1.2
Media	1.1
Food Products	1.1
Metals & Mining	1.1
Index Funds	1.1
Diversified Telecommunication Services	1.1
Others (each less than 1.0%)	14.2
Short-Term Investments	7.0
Detailed information about investment portfolios of the underlying funds and ETFs  can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	45

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Bobl	203	06/08/2022	EUR	27,241	(237)
Euro-BTP	17	06/08/2022	EUR	2,338	(260)
Euro-Bund	173	06/08/2022	EUR	28,060	(798)
Euro-Buxl	12	06/08/2022	EUR	2,169	(232)
Euro-OAT	76	06/08/2022	EUR	11,709	(1,028)
Japan 10 Year Bond Mini	93	06/10/2022	JPY	10,715	(91)
Foreign Exchange AUD / USD	834	06/13/2022	USD	58,960	(2,177)
Foreign Exchange EUR / USD	2,510	06/13/2022	USD	331,555	(13,022)
Foreign Exchange GBP / USD	1,183	06/13/2022	USD	92,984	(4,183)
Foreign Exchange JPY / USD	2,511	06/13/2022	USD	242,186	(29,412)
Japan 10 Year Bond	2	06/13/2022	JPY	2,304	(19)
Foreign Exchange CAD / USD	1,536	06/14/2022	USD	119,539	(256)
Australia 10 Year Bond	153	06/15/2022	AUD	13,420	(379)
S&P / TSX 60 Index	729	06/16/2022	CAD	142,038	(3,029)
EURO STOXX 50 Index	403	06/17/2022	EUR	15,650	(720)
MSCI EAFE E-Mini Index	8	06/17/2022	USD	798	(12)
MSCI Emerging Markets E-Mini Index	110	06/17/2022	USD	5,808	122
S&P 500 E-Mini Index	1,955	06/17/2022	USD	403,781	(12,665)
Canada 5 Year Bond	42	06/21/2022	CAD	3,777	(152)
Canada 10 Year Bond	65	06/21/2022	CAD	6,377	(72)
U.S. Treasury Ultra Bond	5	06/21/2022	USD	798	(62)
Long Gilt	88	06/28/2022	GBP	13,106	(493)
					(69,177)
Short Contracts
Euro-Bobl	(1,685)	06/08/2022	EUR	(226,110)	2,042
Euro-Bund	(752)	06/08/2022	EUR	(121,973)	2,597
Euro-Schatz	(121)	06/08/2022	EUR	(14,060)	29
TOPIX Index	(56)	06/09/2022	JPY	(8,346)	(819)
Japan 10 Year Bond	(263)	06/13/2022	JPY	(303,015)	(288)
MSCI Emerging Markets E-Mini Index	(2,464)	06/17/2022	USD	(130,112)	(3,753)
Russell 2000 E-mini Index	(905)	06/17/2022	USD	(84,251)	5,607
U.S. Treasury 10 Year Note	(164)	06/21/2022	USD	(19,524)	846
U.S. Treasury 10 Year Ultra Note	(33)	06/21/2022	USD	(4,253)	359
U.S. Treasury Long Bond	(350)	06/21/2022	USD	(49,175)	1,348
U.S. Treasury 2 Year Note	(142)	06/30/2022	USD	(29,925)	541
U.S. Treasury 5 Year Note	(59)	06/30/2022	USD	(6,641)	31
					8,540
					(60,637)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.
46	J.P. Morgan Funds	April 30, 2022

TSX	Toronto Stock Exchange
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	47

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of April 30, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
USD	15,868	AUD	21,216	HSBC Bank, NA	5/4/2022	878
USD	14,611	CAD	18,291	Royal Bank of Canada	5/4/2022	373
USD	1,179	CAD	1,474	State Street Corp.	5/4/2022	31
USD	4,097	DKK	27,356	State Street Corp.	5/4/2022	217
USD	283,387	EUR	254,201	BNP Paribas	5/4/2022	15,207
USD	733	EUR	674	Royal Bank of Canada	5/4/2022	22
USD	1,315	EUR	1,208	State Street Corp.	5/4/2022	40
USD	84,261	GBP	64,279	Barclays Bank plc	5/4/2022	3,434
USD	996	GBP	760	Standard Chartered Bank	5/4/2022	40
USD	2,356	SEK	21,927	BNP Paribas	5/4/2022	123
USD	4,220	CNY	26,995	State Street Corp.**	5/5/2022	153
USD	7,722	JPY	939,738	Barclays Bank plc	5/6/2022	480
USD	259,347	JPY	31,608,977	BNP Paribas	5/6/2022	15,757
USD	1,535	JPY	187,923	Merrill Lynch International	5/6/2022	87
USD	34,334	JPY	4,210,732	State Street Corp.	5/6/2022	1,884
USD	46,000	CAD	57,813	Citibank, NA	5/18/2022	999
EUR	2,514	USD	2,648	Merrill Lynch International	6/3/2022	7
USD	13,989	AUD	19,528	Merrill Lynch International	6/3/2022	183
USD	15,507	CAD	19,765	BNP Paribas	6/3/2022	122
USD	3,888	DKK	27,356	Citibank, NA	6/3/2022	3
USD	237,678	EUR	224,490	HSBC Bank, NA	6/3/2022	530
USD	1,697	EUR	1,600	State Street Corp.	6/3/2022	7
USD	2,245	SEK	21,927	State Street Corp.	6/3/2022	10
USD	1,485	GBP	1,181	HSBC Bank, NA	6/6/2022	1
EUR	837	GBP	700	Royal Bank of Canada	6/29/2022	5
EUR	5,013	SEK	51,655	Goldman Sachs International	6/29/2022	34
GBP	33	EUR	40	Merrill Lynch International	6/29/2022	—(a)
USD	6	CHF	6	Merrill Lynch International	6/29/2022	—(a)
USD	1,602	CHF	1,489	Royal Bank of Canada	6/29/2022	66
USD	1,357	DKK	9,151	BNP Paribas	6/29/2022	55
USD	544	DKK	3,709	Merrill Lynch International	6/29/2022	17
USD	82,844	EUR	75,109	Barclays Bank plc	6/29/2022	3,378
USD	7,948	EUR	7,193	Royal Bank of Canada	6/29/2022	338
USD	503	NOK	4,409	BNP Paribas	6/29/2022	32
USD	1,124	NOK	10,062	Goldman Sachs International	6/29/2022	51
USD	233	SEK	2,227	Merrill Lynch International	6/29/2022	6
USD	549	SEK	5,170	Royal Bank of Canada	6/29/2022	21
Total unrealized appreciation						44,591
AUD	19,528	USD	13,981	Merrill Lynch International	5/4/2022	(183)
AUD	1,688	USD	1,263	Royal Bank of Canada	5/4/2022	(70)
CAD	19,765	USD	15,507	BNP Paribas	5/4/2022	(121)
DKK	27,356	USD	3,883	Citibank, NA	5/4/2022	(3)
EUR	1,776	USD	1,933	BNP Paribas	5/4/2022	(59)
EUR	2,171	USD	2,424	Citibank, NA	5/4/2022	(134)
EUR	11,271	USD	12,540	Goldman Sachs International	5/4/2022	(649)
EUR	224,490	USD	237,375	HSBC Bank, NA	5/4/2022	(541)
EUR	1,031	USD	1,125	Royal Bank of Canada	5/4/2022	(37)
EUR	2,873	USD	3,199	Standard Chartered Bank	5/4/2022	(168)
EUR	10,158	USD	11,181	State Street Corp.	5/4/2022	(464)
EUR	2,313	USD	2,506	TD Bank Financial Group	5/4/2022	(66)
GBP	864	USD	1,125	Citibank, NA	5/4/2022	(39)
SEE NOTES TO FINANCIAL STATEMENTS.
48	J.P. Morgan Funds	April 30, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION ($)
GBP	1,010	USD	1,314	Royal Bank of Canada	5/4/2022	(44)
SEK	21,927	USD	2,244	State Street Corp.	5/4/2022	(11)
JPY	302,173	USD	2,473	Barclays Bank plc	5/6/2022	(144)
JPY	156,724	USD	1,265	BNP Paribas	5/6/2022	(57)
JPY	199,775	USD	1,629	Citibank, NA	5/6/2022	(90)
CAD	1,415	USD	1,115	Merrill Lynch International	6/3/2022	(14)
EUR	1,219	USD	1,321	State Street Corp.	6/3/2022	(33)
USD	278,331	JPY	36,288,698	BNP Paribas	6/3/2022	(1,586)
CNY	26,953	USD	4,079	HSBC Bank, NA**	6/6/2022	(22)
CNY	42	USD	6	State Street Corp.**	6/6/2022	—(a)
USD	4,054	CNY	26,995	TD Bank Financial Group**	6/6/2022	(10)
USD	79,335	GBP	63,166	Barclays Bank plc	6/6/2022	(94)
CHF	8	USD	8	Merrill Lynch International	6/29/2022	—(a)
CHF	15,668	USD	16,403	State Street Corp.	6/29/2022	(245)
DKK	38,623	USD	5,614	Barclays Bank plc	6/29/2022	(120)
EUR	13,286	CHF	13,709	Goldman Sachs International	6/29/2022	(82)
EUR	457	CHF	471	Royal Bank of Canada	6/29/2022	(3)
EUR	3,462	DKK	25,763	Goldman Sachs International	6/29/2022	(1)
EUR	19,966	GBP	16,802	Goldman Sachs International	6/29/2022	(6)
EUR	38,773	USD	41,915	Standard Chartered Bank	6/29/2022	(893)
GBP	15,463	USD	20,361	Barclays Bank plc	6/29/2022	(915)
GBP	752	USD	961	Royal Bank of Canada	6/29/2022	(15)
GBP	1,163	USD	1,527	Standard Chartered Bank	6/29/2022	(64)
NOK	14,072	USD	1,580	BNP Paribas	6/29/2022	(80)
NOK	398	USD	45	Royal Bank of Canada	6/29/2022	(2)
SEK	58,533	USD	6,201	BNP Paribas	6/29/2022	(230)
SEK	112	USD	12	Goldman Sachs International	6/29/2022	—(a)
SEK	406	USD	43	Royal Bank of Canada	6/29/2022	(1)
Total unrealized depreciation						(7,296)
Net unrealized appreciation						37,295

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	49

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at April 30, 2022 (amounts in thousands):

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day ESTR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.19% ), which is denominated in EUR based on the local currencies of the positions within the swaps.	04/28/2023	$—	$—	$436	$436

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day SONIA on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15% ), which is denominated in GBP based on the local currencies of the positions within the swaps.	04/28/2023	$—	$—	$108	$108

The following reference rates, and their values as of period-end, are used for security descriptions:	Value
ESTR	(0.59)
SONIA	0.69

Abbreviations
ESTR	Euro Short-Term Rate
EUR	Euro
GBP	British Pound
SONIA	Sterling Overnight Index Average

(1)	Notional value represents market value as of April 30, 2022 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
Summary of total OTC swap contracts outstanding as of April 30, 2022 (amounts in thousands):

	NET UPFRONT PAYMENTS RECEIPTS ($)	VALUE ($)
Assets
OTC Total return basket swap contracts outstanding	—	544
SEE NOTES TO FINANCIAL STATEMENTS.
50	J.P. Morgan Funds	April 30, 2022

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 38.7%
Australia — 0.9%
Adbri Ltd.	743	1,517
AGL Energy Ltd.	1,711	10,401
Alumina Ltd.	2,568	3,233
APA Group	386	3,103
Atlas Arteria Ltd.	246	1,195
Bendigo & Adelaide Bank Ltd.	481	3,589
BHP Group Ltd.	589	19,745
Charter Hall Long Wale, REIT	1,011	3,793
CSR Ltd.	860	3,682
Dexus, REIT	676	5,285
Glencore plc *	1,269	7,818
Goodman Group, REIT	352	5,865
Insignia Financial Ltd.	1,675	4,026
Mirvac Group, REIT	2,217	3,747
Rio Tinto plc	244	17,219
Sonic Healthcare Ltd.	142	3,658
Telstra Corp. Ltd.	1,009	2,865
Woodside Petroleum Ltd.	217	4,717
		105,458
Austria — 0.1%
ANDRITZ AG	40	1,716
Erste Group Bank AG	66	2,045
Mondi plc	158	2,971
OMV AG	66	3,362
		10,094
Belgium — 0.2%
Ageas SA	62	2,968
Cofinimmo SA, REIT	30	4,004
Euronav NV	120	1,383
KBC Group NV	35	2,385
Proximus SADP	142	2,482
Shurgard Self Storage SA	50	2,911
Telenet Group Holding NV	54	1,611
Warehouses De Pauw CVA	107	4,134
		21,878
Brazil — 0.2%
B3 SA - Brasil Bolsa Balcao	5,057	13,603
BB Seguridade Participacoes SA	705	3,602
Itau Unibanco Holding SA (Preference) *	1,127	5,456
Yara International ASA	78	3,971
		26,632
INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — 2.3%
Algonquin Power & Utilities Corp. (a)	217	3,143
Allied Properties, REIT	149	4,836
Atco Ltd., Class I	80	2,838
Bank of Nova Scotia (The)	94	5,925
Barrick Gold Corp.	361	8,058
BCE, Inc.	219	11,637
Canadian Apartment Properties, REIT	115	4,491
Canadian Imperial Bank of Commerce	71	7,872
Canadian National Railway Co.	131	15,444
Canadian Tire Corp. Ltd., Class A	27	3,690
Canadian Utilities Ltd., Class A	373	11,203
Capital Power Corp. (a)	87	2,866
Chartwell Retirement Residences	186	1,769
Emera, Inc.	69	3,335
Enbridge, Inc.	273	11,938
Fortis, Inc.	243	11,833
Gibson Energy, Inc. (a)	147	2,800
Great-West Lifeco, Inc. (a)	279	7,686
Hydro One Ltd. (a) (b)	431	11,656
IGM Financial, Inc. (a)	194	6,143
Keyera Corp.	137	3,388
Manulife Financial Corp.	409	7,999
Northland Power, Inc.	88	2,644
Nutrien Ltd.	93	9,143
Pembina Pipeline Corp.	343	12,988
Power Corp. of Canada (a)	262	7,704
Restaurant Brands International, Inc. (a)	136	7,744
Rogers Communications, Inc., Class B	162	8,849
Shaw Communications, Inc., Class B	296	8,821
Sienna Senior Living, Inc.	225	2,429
Superior Plus Corp.	287	2,530
TC Energy Corp.	587	31,064
TELUS Corp.	475	11,895
Thomson Reuters Corp.	19	1,955
Toronto-Dominion Bank (The)	206	14,877
TransAlta Renewables, Inc.	182	2,527
		275,720
Cayman Islands — 0.0% ^
Telford Offshore Holdings Ltd. ‡ *	58	—
Chile — 0.0% ^
Banco Santander Chile, ADR	233	4,539

SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	51

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — 1.6%
China Construction Bank Corp., Class H	30,576	21,782
China Merchants Bank Co. Ltd., Class H	2,481	14,954
China Pacific Insurance Group Co. Ltd., Class H	4,012	8,894
China Petroleum & Chemical Corp., Class H	15,844	7,755
China Resources Land Ltd.	2,362	10,549
Fuyao Glass Industry Group Co. Ltd., Class A	379	2,009
Fuyao Glass Industry Group Co. Ltd., Class H (b)	684	2,795
Guangdong Investment Ltd.	3,818	4,888
Haier Smart Home Co. Ltd., Class H	4,464	15,770
Huayu Automotive Systems Co. Ltd., Class A	2,327	6,805
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,682	15,453
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	31	731
Joyoung Co. Ltd., Class A	1,049	2,364
Midea Group Co. Ltd., Class A	1,287	10,951
NetEase, Inc.	782	14,981
Ping An Insurance Group Co. of China Ltd., Class H	1,688	10,673
Postal Savings Bank of China Co. Ltd., Class H (b)	13,148	9,969
Tingyi Cayman Islands Holding Corp.	6,470	11,809
Topsports International Holdings Ltd. (b)	4,359	3,334
Wilmar International Ltd.	1,444	4,602
Xinyi Solar Holdings Ltd.	3,256	4,840
Yum China Holdings, Inc.	94	3,914
Zhejiang Supor Co. Ltd., Class A	791	6,527
		196,349
Denmark — 0.5%
AP Moller - Maersk A/S, Class B	1	3,160
Carlsberg A/S, Class B	119	15,139
D/S Norden A/S	19	709
Novo Nordisk A/S, Class B	313	35,705
Topdanmark A/S	34	1,931
		56,644
Finland — 0.3%
Elisa OYJ	119	6,966
Fortum OYJ	130	2,166
Nordea Bank Abp	1,748	17,425
Orion OYJ, Class B	172	6,769
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — continued
Sampo OYJ, Class A	69	3,359
Wartsila OYJ Abp	492	3,948
		40,633
France — 1.4%
Amundi SA (b)	30	1,806
Atos SE	46	1,123
AXA SA	204	5,388
BNP Paribas SA	86	4,475
Capgemini SE	41	8,411
Carrefour SA	120	2,543
Cie de Saint-Gobain	81	4,703
Covivio, REIT	45	3,200
Credit Agricole SA	731	7,895
Danone SA	126	7,594
Electricite de France SA	264	2,403
Engie SA	540	6,377
Eutelsat Communications SA	231	2,562
Gaztransport Et Technigaz SA	30	3,567
Klepierre SA, REIT *	376	8,990
L'Oreal SA	24	8,737
LVMH Moet Hennessy Louis Vuitton SE	31	20,174
Orange SA	661	7,872
Publicis Groupe SA	75	4,507
Rexel SA *	132	2,702
Rubis SCA	90	2,382
Sanofi	43	4,551
Societe Generale SA	137	3,296
TotalEnergies SE	329	16,140
Vinci SA	250	24,274
Vivendi SE	385	4,428
		170,100
Germany — 1.4%
Allianz SE (Registered)	147	33,271
Aroundtown SA	741	3,728
BASF SE *	197	10,359
Bayerische Motoren Werke AG	58	4,742
Daimler Truck Holding AG *	44	1,170
Deutsche Post AG (Registered)	438	18,732
Deutsche Telekom AG (Registered)	782	14,407
E.ON SE	263	2,739
Evonik Industries AG	88	2,307
Freenet AG	245	6,776
LEG Immobilien SE	34	3,451

SEE NOTES TO FINANCIAL STATEMENTS.
52	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Mercedes-Benz Group AG *	97	6,804
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	75	17,741
RWE AG	68	2,808
Siemens AG (Registered)	69	8,442
Telefonica Deutschland Holding AG	4,056	12,198
Uniper SE	95	2,438
Vonovia SE *	302	12,034
		164,147
Hong Kong — 0.5%
CK Asset Holdings Ltd.	559	3,790
CK Infrastructure Holdings Ltd.	440	2,958
CLP Holdings Ltd.	323	3,152
Hang Seng Bank Ltd.	395	6,994
HK Electric Investments & HK Electric Investments Ltd. (b)	782	772
HKBN Ltd.	2,050	2,395
HKT Trust & HKT Ltd.	5,366	7,700
Hong Kong Exchanges & Clearing Ltd.	274	11,614
New World Development Co. Ltd.	980	3,748
PCCW Ltd.	5,003	2,834
Power Assets Holdings Ltd.	511	3,442
VTech Holdings Ltd.	454	3,210
WH Group Ltd. (b)	3,477	2,401
Xinyi Glass Holdings Ltd.	3,100	6,860
Yue Yuen Industrial Holdings Ltd. *	1,739	2,558
		64,428
India — 0.4%
Embassy Office Parks, REIT	952	4,780
HCL Technologies Ltd.	308	4,308
Infosys Ltd., ADR	1,435	28,516
Tata Consultancy Services Ltd.	318	14,675
		52,279
Indonesia — 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	56,053	18,676
Telkom Indonesia Persero Tbk. PT	57,052	18,182
		36,858
Ireland — 0.0% ^
Smurfit Kappa Group plc	72	3,039
Italy — 0.6%
A2A SpA	4,512	7,710
ACEA SpA	86	1,478
INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued
Assicurazioni Generali SpA	401	7,603
Banca Generali SpA	79	2,600
Banca Mediolanum SpA	744	5,398
Enel SpA	1,204	7,828
Eni SpA	395	5,517
ERG SpA	32	1,098
Hera SpA	557	2,077
Intesa Sanpaolo SpA	5,132	10,458
Iren SpA	1,040	2,689
Italgas SpA	431	2,794
Mediobanca Banca di Credito Finanziario SpA	259	2,596
Poste Italiane SpA (b)	263	2,580
Snam SpA	562	3,081
Terna - Rete Elettrica Nazionale	424	3,457
UniCredit SpA	316	2,926
Unipol Gruppo SpA	264	1,438
		73,328
Japan — 1.9%
Aozora Bank Ltd.	260	5,201
ARTERIA Networks Corp.	160	1,643
Bridgestone Corp.	397	14,548
Chubu Electric Power Co., Inc.	282	2,844
Chugoku Electric Power Co., Inc. (The)	351	2,313
Dai Nippon Printing Co. Ltd.	183	3,822
Daiwa House Industry Co. Ltd.	101	2,426
Daiwa House REIT Investment Corp., REIT	1	3,215
Electric Power Development Co. Ltd.	486	6,664
ENEOS Holdings, Inc.	1,009	3,551
FANUC Corp.	67	10,205
Frontier Real Estate Investment Corp., REIT	1	2,464
Hokkaido Electric Power Co., Inc.	545	2,023
Honda Motor Co. Ltd.	371	9,772
Idemitsu Kosan Co. Ltd.	163	4,291
Japan Metropolitan Fund Invest, REIT	12	9,481
Japan Post Holdings Co. Ltd.	865	6,069
Japan Tobacco, Inc.	277	4,714
Kansai Electric Power Co., Inc. (The)	780	6,840
KDDI Corp.	169	5,596
Konica Minolta, Inc.	1,255	4,367
Kyushu Railway Co.	217	4,253
Mitsubishi Chemical Holdings Corp.	1,177	7,176
Mitsui Fudosan Logistics Park, Inc., REIT	1	2,637
Nippon Accommodations Fund, Inc., REIT	1	4,067
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	53

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Nippon Building Fund, Inc., REIT	1	4,423
Nippon Prologis REIT, Inc., REIT	2	4,736
Nippon Telegraph & Telephone Corp.	281	8,290
Okinawa Electric Power Co., Inc. (The)	131	1,303
Osaka Gas Co. Ltd.	43	770
Shikoku Electric Power Co., Inc.	111	641
Shin-Etsu Chemical Co. Ltd.	95	13,015
SoftBank Corp.	845	9,833
Sumitomo Forestry Co. Ltd.	104	1,597
Takeda Pharmaceutical Co. Ltd.	224	6,508
Tohoku Electric Power Co., Inc.	1,072	5,964
Tokio Marine Holdings, Inc.	200	10,814
Tokyo Electron Ltd.	20	8,312
Tokyo Gas Co. Ltd.	100	1,910
Toyota Motor Corp.	664	11,372
United Urban Investment Corp., REIT	2	2,078
		221,748
Luxembourg — 0.1%
APERAM SA	39	1,496
Intelsat SA ‡ *	270	8,430
		9,926
Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	552	1,106
Grupo Financiero Banorte SAB de CV, Class O	3,034	19,999
Kimberly-Clark de Mexico SAB de CV, Class A	2,171	3,021
Wal-Mart de Mexico SAB de CV	6,447	22,850
		46,976
Netherlands — 0.5%
ASML Holding NV	22	12,655
ASR Nederland NV	56	2,536
BE Semiconductor Industries NV	39	2,387
CTP NV (b)	279	3,951
Eurocommercial Properties NV, REIT	34	823
Flow Traders (b)	39	1,262
ING Groep NV	370	3,503
Koninklijke Ahold Delhaize NV	152	4,477
Koninklijke KPN NV	1,649	5,689
NN Group NV	59	2,878
OCI NV *	75	2,847
PostNL NV	747	2,449
Randstad NV	56	2,989
INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued
Shell plc	260	6,978
Signify NV (b)	48	2,023
		57,447
New Zealand — 0.1%
Contact Energy Ltd.	1,046	5,499
Spark New Zealand Ltd.	2,549	8,061
		13,560
Norway — 0.3%
Aker BP ASA	105	3,768
DNB Bank ASA	315	6,095
Elmera Group ASA (b)	408	921
Equinor ASA	157	5,318
FLEX LNG Ltd.	34	968
Gjensidige Forsikring ASA	138	2,944
Norsk Hydro ASA	510	4,279
SFL Corp. Ltd.	313	3,109
Telenor ASA	676	9,536
		36,938
Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	848	5,863
Portugal — 0.1%
EDP - Energias de Portugal SA	535	2,494
Galp Energia SGPS SA	311	3,777
Jeronimo Martins SGPS SA	175	3,646
NOS SGPS SA	676	2,857
REN - Redes Energeticas Nacionais SGPS SA	445	1,358
		14,132
Russia — 0.0% ^
Moscow Exchange MICEX-RTS PJSC ‡	2,552	61
Severstal PAO, GDR ‡ (b)	10	3
Severstal PAO, GDR ‡ (b)	132	42
		106
Saudi Arabia — 0.1%
Al Rajhi Bank	243	11,387
Singapore — 0.3%
Ascendas, REIT	1,524	3,135
BW LPG Ltd. (b)	536	3,373
CapitaLand Integrated Commercial Trust, REIT	4,859	8,142
DBS Group Holdings Ltd.	474	11,492

SEE NOTES TO FINANCIAL STATEMENTS.
54	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Digital Core REIT Management Pte. Ltd., REIT *	2,781	2,757
Keppel Infrastructure Trust	4,647	1,856
NetLink NBN Trust (b)	3,677	2,659
Singapore Telecommunications Ltd.	1,563	3,120
StarHub Ltd.	1,690	1,533
		38,067
South Africa — 0.2%
Anglo American plc	207	9,145
AVI Ltd.	272	1,183
Bid Corp. Ltd.	159	3,324
Sanlam Ltd.	685	2,839
SPAR Group Ltd. (The)	101	1,061
Vodacom Group Ltd.	663	6,384
		23,936
South Korea — 0.5%
ESR Kendall Square REIT Co. Ltd., REIT	791	4,614
Korea Electric Power Corp. *	139	2,542
Korea Gas Corp.	80	2,625
LG Uplus Corp.	236	2,602
NCSoft Corp.	9	3,107
Samsung Electronics Co. Ltd.	876	46,681
SK Telecom Co. Ltd., ADR	110	2,752
		64,923
Spain — 1.1%
Acerinox SA	192	2,024
Atlantica Sustainable Infrastructure plc	76	2,351
Banco Bilbao Vizcaya Argentaria SA	1,113	5,840
Banco Santander SA	1,685	4,924
Cellnex Telecom SA (b)	117	5,451
Cia de Distribucion Integral Logista Holdings SA	120	2,204
Enagas SA	514	11,123
Endesa SA	512	10,739
Iberdrola SA	2,366	27,188
Mapfre SA	886	1,617
Merlin Properties Socimi SA, REIT	247	2,682
Naturgy Energy Group SA (a)	512	15,398
Red Electrica Corp. SA	365	7,350
Repsol SA	1,014	15,120
Telefonica SA	3,009	14,639
		128,650
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — 0.5%
Boliden AB	127	5,505
Lundin Energy AB	90	3,723
Skandinaviska Enskilda Banken AB, Class A	293	3,291
SSAB AB, Class B	452	2,655
Svenska Handelsbanken AB, Class A	313	3,157
Tele2 AB, Class B	957	12,679
Telia Co. AB	1,976	8,200
Thule Group AB (b)	38	1,330
Volvo AB, Class B (a)	1,409	22,483
		63,023
Switzerland — 1.5%
ABB Ltd. (Registered)	221	6,640
Nestle SA (Registered)	443	57,267
Novartis AG (Registered)	230	20,319
OC Oerlikon Corp. AG (Registered)	615	4,383
Roche Holding AG	166	61,428
Swiss Life Holding AG (Registered)	3	1,902
Swisscom AG (Registered)	5	2,915
UBS Group AG (Registered)	369	6,258
Zurich Insurance Group AG	54	24,410
		185,522
Taiwan — 1.0%
Accton Technology Corp.	369	2,878
ASE Technology Holding Co. Ltd.	1,977	6,307
Chailease Holding Co. Ltd.	548	4,353
Chicony Electronics Co. Ltd. *	342	950
Delta Electronics, Inc.	506	4,226
MediaTek, Inc.	205	5,651
Mega Financial Holding Co. Ltd.	4,172	5,865
Novatek Microelectronics Corp.	705	9,326
President Chain Store Corp.	808	7,476
Quanta Computer, Inc.	2,441	6,875
Realtek Semiconductor Corp.	468	6,351
Taiwan Semiconductor Manufacturing Co. Ltd.	2,686	48,570
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	53	5,006
Vanguard International Semiconductor Corp.	1,342	4,722
Wiwynn Corp.	141	4,822
		123,378
Thailand — 0.1%
Siam Cement PCL (The) (Registered)	500	5,373
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	55

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — 2.2%
3i Group plc	239	3,915
Admiral Group plc	73	2,312
Aviva plc	767	4,113
Barclays plc	2,970	5,460
Barratt Developments plc	1,234	7,550
Berkeley Group Holdings plc *	66	3,345
BP plc	3,506	16,926
Centrica plc *	2,867	2,840
Coca-Cola Europacific Partners plc	88	4,387
Diageo plc	223	11,104
Direct Line Insurance Group plc	2,231	7,080
Drax Group plc	258	2,612
Dunelm Group plc	122	1,489
Grafton Group plc	94	1,145
Hays plc	1,574	2,418
Howden Joinery Group plc	304	2,882
HSBC Holdings plc	1,623	10,140
IG Group Holdings plc	90	924
Imperial Brands plc	375	7,805
InterContinental Hotels Group plc	160	10,205
Intermediate Capital Group plc	118	2,266
J Sainsbury plc	220	641
Johnson Matthey plc	42	1,156
Legal & General Group plc	1,160	3,615
Lloyds Banking Group plc	8,887	5,048
LondonMetric Property plc, REIT	1,024	3,460
Man Group plc	1,358	3,957
National Grid plc	705	10,473
NatWest Group plc	1,178	3,161
OSB Group plc	330	2,307
Pagegroup plc	273	1,668
Pennon Group plc	160	2,225
Persimmon plc	320	8,346
QinetiQ Group plc	496	2,103
RELX plc	740	22,038
Safestore Holdings plc, REIT	250	3,933
Sage Group plc (The)	1,126	10,334
Schroders plc	15	546
Severn Trent plc	85	3,336
SSE plc	727	16,886
St James's Place plc	207	3,320
Taylor Wimpey plc	3,299	5,188
Tesco plc	1,069	3,631
Tritax EuroBox plc (b)	1,566	1,999
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Unilever plc	124	5,750
UNITE Group plc (The), REIT	211	2,991
United Utilities Group plc	391	5,621
Vodafone Group plc	5,495	8,319
WPP plc	643	8,012
		260,982
United States — 17.0%
3M Co.	53	7,689
Abbott Laboratories	12	1,329
AbbVie, Inc.	385	56,594
Accenture plc, Class A	6	1,646
AGNC Investment Corp., REIT	599	6,572
Air Products and Chemicals, Inc.	12	2,731
Alexandria Real Estate Equities, Inc., REIT	66	12,071
Alliant Energy Corp.	55	3,243
American Electric Power Co., Inc.	76	7,561
American Express Co.	16	2,745
American Tower Corp., REIT	46	11,132
Americold Realty Trust, REIT	228	6,023
Amgen, Inc.	31	7,196
Analog Devices, Inc.	154	23,711
Annaly Capital Management, Inc., REIT	1,094	7,021
Apple, Inc.	7	1,087
Arthur J Gallagher & Co.	16	2,615
AT&T, Inc.	431	8,134
AvalonBay Communities, Inc.	41	9,266
Avangrid, Inc.	103	4,556
Avast plc (b)	385	2,728
Avista Corp.	69	2,801
Baker Hughes Co.	246	7,645
Bank of America Corp.	559	19,944
Battalion Oil Corp. *	5	100
Boston Properties, Inc., REIT	68	7,947
Brandywine Realty Trust, REIT	480	5,598
Bristol-Myers Squibb Co.	676	50,893
Brixmor Property Group, Inc., REIT	297	7,540
Bunge Ltd.	88	9,951
Camden Property Trust, REIT	55	8,567
Campbell Soup Co.	186	8,801
Cardinal Health, Inc.	158	9,178
CenterPoint Energy, Inc.	533	16,300
CF Industries Holdings, Inc.	97	9,382
Chesapeake Energy Corp. (a)	16	1,329

SEE NOTES TO FINANCIAL STATEMENTS.
56	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Chevron Corp.	150	23,455
Chubb Ltd.	22	4,624
Cisco Systems, Inc.	146	7,147
Citigroup, Inc.	42	2,040
Claire's Stores, Inc. ‡ *	4	1,413
Clear Channel Outdoor Holdings, Inc. *	287	706
Clearway Energy, Inc., Class C	71	2,162
Clorox Co. (The)	56	8,049
CME Group, Inc.	94	20,649
CMS Energy Corp.	38	2,577
Coca-Cola Co. (The)	946	61,142
Cogent Communications Holdings, Inc.	41	2,383
Comcast Corp., Class A	680	27,036
Comerica, Inc.	97	7,944
Conagra Brands, Inc.	249	8,703
ConocoPhillips	55	5,256
Consolidated Edison, Inc.	104	9,636
Crown Castle International Corp., REIT	16	2,931
Cummins, Inc.	18	3,489
CVS Health Corp.	37	3,508
Deere & Co.	7	2,456
Digital Realty Trust, Inc., REIT	57	8,314
Douglas Emmett, Inc., REIT	219	6,443
Dover Corp.	23	3,027
Dow, Inc.	140	9,315
Duke Energy Corp.	112	12,328
Eastman Chemical Co.	216	22,182
Eaton Corp. plc	122	17,687
Edison International	130	8,958
Eli Lilly & Co.	8	2,318
Emerson Electric Co.	84	7,596
Entergy Corp.	75	8,910
EOG Resources, Inc.	69	8,097
EP Energy Corp. *	141	1,164
Equinix, Inc., REIT	44	31,693
Equitrans Midstream Corp.	337	2,650
Equity LifeStyle Properties, Inc.	101	7,781
Essex Property Trust, Inc., REIT	25	8,377
Evergy, Inc.	174	11,780
Exelon Corp.	136	6,381
Exxon Mobil Corp.	148	12,616
Fastenal Co.	135	7,482
Federal Realty Investment Trust, REIT	125	14,654
Fidelity National Information Services, Inc.	15	1,436
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
FirstEnergy Corp.	77	3,317
Frontier Communications Parent, Inc. *	218	5,754
General Dynamics Corp.	57	13,382
General Mills, Inc.	128	9,027
Genuine Parts Co.	66	8,582
Gilead Sciences, Inc.	116	6,875
GlaxoSmithKline plc	916	20,646
Goodman Networks, Inc. ‡ *	54	—
Gulfport Energy Corp. *	124	11,669
Hasbro, Inc.	75	6,588
Hawaiian Electric Industries, Inc.	78	3,207
Healthpeak Properties, Inc., REIT	239	7,825
Hewlett Packard Enterprise Co.	540	8,328
Home Depot, Inc. (The)	15	4,368
Host Hotels & Resorts, Inc., REIT	709	14,427
HP, Inc.	231	8,461
iHeartMedia, Inc., Class A *	122	1,952
Intel Corp.	77	3,355
International Business Machines Corp.	81	10,712
International Paper Co.	176	8,131
Interpublic Group of Cos., Inc. (The)	176	5,737
Invitation Homes, Inc.	318	12,676
Iron Mountain, Inc., REIT	185	9,917
J M Smucker Co. (The)	39	5,401
Johnson & Johnson	390	70,462
Juniper Networks, Inc.	261	8,221
Kellogg Co.	130	8,916
Kilroy Realty Corp., REIT	95	6,615
Kimberly-Clark Corp.	65	9,085
Kimco Realty Corp., REIT	559	14,155
Kinder Morgan, Inc.	639	11,590
Kraft Heinz Co. (The)	221	9,439
Lumen Technologies, Inc.	855	8,601
LyondellBasell Industries NV, Class A	85	9,021
Marathon Petroleum Corp.	115	10,058
McDonald's Corp.	169	42,216
Medtronic plc	35	3,688
Merck & Co., Inc.	467	41,411
Microsoft Corp.	11	3,181
Mondelez International, Inc., Class A	62	3,976
Moran Foods Backstop Equity ‡ *	148	83
Motorola Solutions, Inc.	7	1,486
MYT Holding Co. ‡ *	1,342	1,331
National HealthCare Corp.	25	1,675
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	57

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
National Retail Properties, Inc., REIT	118	5,162
Neiman Marcus Group Restricted Equity *	4	855
NetApp, Inc.	96	7,067
Newell Brands, Inc.	353	8,176
Newmont Corp.	40	2,920
NextEra Energy, Inc.	308	21,867
NiSource, Inc.	63	1,825
NMG, Inc. * (a)	41	8,061
Norfolk Southern Corp.	49	12,710
Northern Trust Corp.	18	1,849
Northrop Grumman Corp.	6	2,677
NorthWestern Corp.	54	3,067
NortonLifeLock, Inc.	218	5,452
NRG Energy, Inc.	73	2,619
Oasis Petroleum, Inc.	96	12,746
Omnicom Group, Inc.	109	8,325
ONEOK, Inc.	179	11,341
PACCAR, Inc.	89	7,406
Park Hotels & Resorts, Inc., REIT	271	5,349
Parker-Hannifin Corp.	9	2,509
PepsiCo, Inc.	128	21,909
Pfizer, Inc.	27	1,348
Philip Morris International, Inc.	162	16,241
Phillips 66	115	9,958
Pinnacle West Capital Corp.	156	11,121
Pioneer Natural Resources Co.	33	7,665
PNC Financial Services Group, Inc. (The)	26	4,312
PPG Industries, Inc.	21	2,746
PPL Corp.	373	10,556
Procter & Gamble Co. (The)	323	51,831
Progressive Corp. (The)	250	26,797
Prologis, Inc., REIT	256	41,089
Public Service Enterprise Group, Inc.	49	3,446
Public Storage, REIT	52	19,252
Raytheon Technologies Corp.	138	13,107
Realty Income Corp.	118	8,201
Regency Centers Corp., REIT	117	8,063
Republic Services, Inc.	12	1,658
Rexford Industrial Realty, Inc., REIT	74	5,798
Schneider Electric SE	36	5,122
Seagate Technology Holdings plc	275	22,561
Shenandoah Telecommunications Co.	120	2,428
Simon Property Group, Inc., REIT	60	7,131
Sirius XM Holdings, Inc.	1,249	7,496
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Southern Co. (The)	171	12,565
State Street Corp.	121	8,079
Steel Dynamics, Inc.	109	9,378
Stellantis NV (a)	762	10,234
Stellantis NV	141	1,893
Sun Communities, Inc., REIT	102	17,952
Sysco Corp.	36	3,089
T. Rowe Price Group, Inc.	76	9,340
Texas Instruments, Inc.	218	37,064
TJX Cos., Inc. (The)	383	23,469
Trane Technologies plc	111	15,529
Truist Financial Corp.	332	16,067
UGI Corp.	69	2,353
United Parcel Service, Inc., Class B	16	2,941
UnitedHealth Group, Inc.	33	16,762
US Bancorp	76	3,698
Valero Energy Corp.	102	11,377
Ventas, Inc., REIT	371	20,603
Verizon Communications, Inc.	566	26,209
VICI Properties, Inc., REIT	925	27,566
Vistra Corp.	67	1,672
VMware, Inc., Class A	69	7,409
Walgreens Boots Alliance, Inc.	167	7,079
Walmart, Inc.	20	3,063
Warner Bros Discovery, Inc. *	77	1,388
Wells Fargo & Co.	230	10,020
Welltower, Inc., REIT	202	18,338
Western Union Co. (The)	439	7,363
Weyerhaeuser Co., REIT	198	8,151
Whiting Petroleum Corp.	30	2,165
Williams Cos., Inc. (The)	395	13,556
WP Carey, Inc., REIT	100	8,089
Xcel Energy, Inc.	39	2,879
		2,044,827
Total Common Stocks (Cost $4,024,900)		4,658,890

SEE NOTES TO FINANCIAL STATEMENTS.
58	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 34.8%
Australia — 0.2%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f)	10,853	11,368
FMG Resources August 2006 Pty. Ltd.
5.13%, 5/15/2024 (c)	1,958	1,978
4.50%, 9/15/2027 (c)	1,982	1,878
4.38%, 4/1/2031 (c)	2,442	2,161
Glencore Funding LLC
2.50%, 9/1/2030 (c)	180	151
2.63%, 9/23/2031 (c)	63	53
Mineral Resources Ltd. 8.13%, 5/1/2027 (c)	724	735
		18,324
Austria — 0.0% ^
ams-OSRAM AG 7.00%, 7/31/2025 (a) (c)	1,280	1,296
Azerbaijan — 0.0% ^
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	1,006
State Oil Co. of the Azerbaijan Republic
4.75%, 3/13/2023 (b)	686	682
6.95%, 3/18/2030 (b)	2,180	2,354
		4,042
Bahrain — 0.0% ^
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)	1,150	1,206
Belgium — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 6/1/2030	174	165
4.38%, 4/15/2038	420	401
KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (b) (d) (e) (f)	EUR 1,800	1,880
		2,446
Brazil — 0.0% ^
Guara Norte SARL 5.20%, 6/15/2034 (c)	332	294
Klabin Austria GmbH 7.00%, 4/3/2049 (b)	1,150	1,109
MV24 Capital BV 6.75%, 6/1/2034 (c)	614	584
Nexa Resources SA 5.38%, 5/4/2027 (b)	580	557
Petrobras Global Finance BV
5.50%, 6/10/2051	319	261
6.85%, 6/5/2115	300	263
Suzano Austria GmbH
6.00%, 1/15/2029	900	907
7.00%, 3/16/2047 (b)	220	221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Brazil — continued
Vale Overseas Ltd. 3.75%, 7/8/2030	57	51
Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	440	498
		4,745
Canada — 1.4%
1011778 BC ULC
3.88%, 1/15/2028 (c)	2,030	1,868
3.50%, 2/15/2029 (c)	1,546	1,365
4.00%, 10/15/2030 (c)	4,185	3,578
Athabasca Oil Corp. 9.75%, 11/1/2026 (a) (c)	359	381
ATS Automation Tooling Systems, Inc. 4.13%, 12/15/2028 (c)	1,373	1,239
Bank of Montreal (SOFRINDX + 0.68%), 0.92%, 3/10/2023 (f)	195	195
Bank of Nova Scotia (The)
(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (d) (e) (f)	1,551	1,462
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (d) (e) (f)	2,497	2,450
1.30%, 9/15/2026	280	251
Series 2, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.62%, 10/27/2081 (f)	2,670	2,132
Baytex Energy Corp. 8.75%, 4/1/2027 (c)	6,070	6,417
Bell Canada (The) Series US-5, 2.15%, 2/15/2032	159	132
Bombardier, Inc.
7.50%, 12/1/2024 (c)	40	40
7.50%, 3/15/2025 (c)	1,906	1,849
6.00%, 2/15/2028 (a) (c)	970	839
Brookfield Residential Properties, Inc.
6.25%, 9/15/2027 (c)	1,000	938
4.88%, 2/15/2030 (c)	467	390
Canadian Pacific Railway Co. 2.45%, 12/2/2031	105	91
Emera US Finance LP 2.64%, 6/15/2031	75	64
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (f)	29,134	29,535
Enbridge, Inc.
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (f)	2,730	2,742
(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (f)	5,351	5,396
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	59

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (f)	13,544	13,442
Garda World Security Corp. 4.63%, 2/15/2027 (c)	2,596	2,336
GFL Environmental, Inc.
4.25%, 6/1/2025 (c)	2,670	2,590
3.75%, 8/1/2025 (c)	3,858	3,655
4.00%, 8/1/2028 (a) (c)	3,309	2,912
4.75%, 6/15/2029 (a) (c)	2,895	2,627
4.38%, 8/15/2029 (c)	2,244	1,991
goeasy Ltd. 5.38%, 12/1/2024 (c)	879	861
MEG Energy Corp. 7.13%, 2/1/2027 (c)	6,109	6,204
NOVA Chemicals Corp.
4.88%, 6/1/2024 (c)	6,055	5,972
5.00%, 5/1/2025 (c)	3,790	3,752
5.25%, 6/1/2027 (c)	4,811	4,558
4.25%, 5/15/2029 (c)	3,479	3,009
Open Text Corp. 3.88%, 2/15/2028 (c)	2,165	1,972
Open Text Holdings, Inc. 4.13%, 2/15/2030 (c)	1,000	888
Precision Drilling Corp.
7.13%, 1/15/2026 (c)	4,508	4,520
6.88%, 1/15/2029 (c)	518	503
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (c)	764	665
Quebecor Media, Inc. 5.75%, 1/15/2023	5,516	5,577
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (c)	1,282	1,285
Ritchie Bros Holdings, Inc. 4.75%, 12/15/2031 (c)	1,630	1,630
Rogers Communications, Inc.
3.80%, 3/15/2032 (c)	135	124
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (c) (f)	5,065	4,754
Royal Bank of Canada (ICE LIBOR USD 3 Month + 0.36%), 1.40%, 1/17/2023 (f)	100	100
Superior Plus LP 4.50%, 3/15/2029 (c)	3,770	3,445
Taseko Mines Ltd. 7.00%, 2/15/2026 (c)	410	407
Tervita Corp. 11.00%, 12/1/2025 (c)	579	646
TransAlta Corp. 6.50%, 3/15/2040	305	305
TransCanada PipeLines Ltd. 4.75%, 5/15/2038 (a)	119	117
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
Transcanada Trust
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (f)	5,204	5,216
(SOFR + 4.42%), 5.50%, 9/15/2079 (f)	9,787	9,420
Videotron Ltd.
5.38%, 6/15/2024 (c)	5,053	5,104
5.13%, 4/15/2027 (c)	4,520	4,430
3.63%, 6/15/2029 (c)	3,423	2,978
		171,349
Cayman Islands — 0.0% ^
Global Aircraft Leasing Co. Ltd. 6.50% (Cash), 9/15/2024 (c) (g)	943	814
Chile — 0.0% ^
Corp. Nacional del Cobre de Chile
4.88%, 11/4/2044 (b)	400	379
3.70%, 1/30/2050 (c)	1,400	1,113
Empresa Nacional del Petroleo 3.75%, 8/5/2026 (b)	1,000	953
		2,445
China — 0.4%
Agile Group Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%, 3/7/2023 (b) (d) (e) (f)	2,800	630
Central Plaza Development Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.07%), 5.75%, 11/14/2024 (b) (d) (e) (f)	300	254
4.65%, 1/19/2026 (b)	3,400	2,994
China Oil & Gas Group Ltd. 4.70%, 6/30/2026 (b)	600	572
Chong Hing Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%, 7/15/2024 (b) (d) (e) (f)	1,250	1,249
CIFI Holdings Group Co. Ltd. 5.50%, 1/23/2023 (b)	2,700	2,501
Country Garden Holdings Co. Ltd.
5.13%, 1/14/2027 (b)	900	585
3.30%, 1/12/2031 (b)	1,000	600
ENN Clean Energy International Investment Ltd. 3.38%, 5/12/2026 (b)	400	369
Fortune Star BVI Ltd.
6.75%, 7/2/2023 (b)	1,700	1,663

SEE NOTES TO FINANCIAL STATEMENTS.
60	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
China — continued
5.00%, 5/18/2026 (b)	1,800	1,557
Gemdale Ever Prosperity Investment Ltd. 4.95%, 7/26/2022 (b)	1,400	1,378
Gemstones International Ltd. 12.00%, 3/10/2023 (b)	1,500	825
Golden Eagle Retail Group Ltd. 4.63%, 5/21/2023 (b)	2,500	2,440
Greenland Global Investment Ltd. 6.75%, 6/25/2022 (b)	1,500	1,400
HBIS Group Hong Kong Co. Ltd. 3.75%, 12/18/2022 (b)	700	692
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022 (b)	2,100	1,760
Hopson Development Holdings Ltd. 7.00%, 5/18/2024 (b)	2,300	1,833
Huarong Finance 2017 Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%, 11/7/2022 (b) (d) (e) (f)	300	299
Huarong Finance 2019 Co. Ltd. 2.50%, 2/24/2023 (b)	1,600	1,574
Huarong Finance II Co. Ltd. 4.63%, 6/3/2026 (b)	500	474
Kunming Traffic Investment Co. Ltd. 6.20%, 6/27/2022 (b)	1,200	1,166
KWG Group Holdings Ltd. 7.88%, 9/1/2023 (b)	3,000	1,395
New Metro Global Ltd.
6.50%, 5/20/2022 (b)	2,000	1,960
4.80%, 12/15/2024 (b)	1,100	731
NXP BV 3.25%, 5/11/2041 (c)	75	59
RKPF Overseas Ltd.
6.70%, 9/30/2024 (b)	2,700	2,214
5.20%, 1/12/2026 (b)	1,200	864
Shandong Iron And Steel Xinheng International Co. Ltd.
6.50%, 11/5/2023 (b)	600	617
4.80%, 7/28/2024 (b)	700	694
Shui On Development Holding Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.63%), 6.40%, 6/20/2022 (b) (d) (e) (f)	2,000	1,930
5.50%, 3/3/2025 (b)	1,200	1,080
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — continued
West China Cement Ltd. 4.95%, 7/8/2026 (b)	1,200	1,074
Yanlord Land HK Co. Ltd. 6.80%, 2/27/2024 (b)	3,000	2,887
		42,320
Colombia — 0.0% ^
Ecopetrol SA
5.88%, 9/18/2023	950	960
5.38%, 6/26/2026 (a)	529	521
5.38%, 6/26/2026	631	622
7.38%, 9/18/2043	412	374
5.88%, 5/28/2045	730	577
		3,054
Finland — 0.1%
Nokia OYJ
4.38%, 6/12/2027	1,203	1,167
6.63%, 5/15/2039 (a)	673	777
Nordea Bank Abp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f)	7,250	7,341
1.50%, 9/30/2026 (c)	200	179
		9,464
France — 0.7%
Altice France SA
8.13%, 2/1/2027 (c)	6,089	6,135
5.13%, 7/15/2029 (c)	7,415	6,277
5.50%, 10/15/2029 (c)	3,732	3,172
CGG SA 8.75%, 4/1/2027 (a) (c)	500	496
Credit Agricole SA
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)	19,545	21,011
(GBP Swap Semi 5 Year + 4.81%), 7.50%, 6/23/2026 (c) (d) (e) (f)	GBP 3,130	4,074
(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (b) (d) (e) (f)	EUR 1,000	988
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 4.75%, 3/23/2029 (c) (d) (e) (f)	7,870	6,778
Societe Generale SA
4.25%, 4/14/2025 (c)	450	445
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	61

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
France — continued
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)	19,644	20,475
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c) (d) (e) (f)	10,487	9,208
		79,059
Germany — 0.0% ^
Bayer US Finance II LLC 4.63%, 6/25/2038 (c)	200	192
Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (h)	286	363
TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (c)	3,920	3,672
Volkswagen Group of America Finance LLC 3.13%, 5/12/2023 (c)	230	230
		4,457
Greece — 0.0% ^
Danaos Corp. 8.50%, 3/1/2028 (a) (c)	305	315
Guatemala — 0.0% ^
Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,094
Hong Kong — 0.1%
Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 5.83%, 10/21/2025 (b) (d) (e) (f)	1,750	1,745
CAS Capital No. 1 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.64%), 4.00%, 7/12/2026 (b) (d) (e) (f)	2,500	2,334
Elect Global Investments Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.89%), 4.10%, 6/3/2025 (b) (d) (e) (f)	300	289
FWD Group Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.87%), 0.00%, 6/15/2022 (b) (d) (e) (f)	1,300	1,278
FWD Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%, 2/1/2023 (b) (d) (e) (f)	1,800	1,764
Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (b)	2,300	1,963
NWD MTN Ltd. 4.13%, 7/18/2029 (b)	1,400	1,243
		10,616
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

India — 0.3%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	2,400	2,364
Azure Power Energy Ltd. 3.58%, 8/19/2026 (c)	193	172
Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024 (b)	1,700	1,700
Continuum Energy Levanter Pte. Ltd. 4.50%, 2/9/2027 (b)	1,677	1,526
Greenko Dutch BV 3.85%, 3/29/2026 (b)	1,503	1,368
Greenko Power II Ltd.
4.30%, 12/13/2028 (c)	924	813
4.30%, 12/13/2028 (b)	200	176
Greenko Wind Projects Mauritius Ltd. 5.50%, 4/6/2025 (c)	1,000	976
HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (c) (d) (e) (f)	2,000	1,829
HPCL-Mittal Energy Ltd. 5.25%, 4/28/2027 (b)	2,100	1,982
India Green Energy Holdings 5.38%, 4/29/2024 (b)	2,650	2,597
India Green Power Holdings 4.00%, 2/22/2027 (b)	2,900	2,511
JSW Infrastructure Ltd.
4.95%, 1/21/2029 (c)	800	716
4.95%, 1/21/2029 (b)	900	805
JSW Steel Ltd.
5.38%, 4/4/2025 (b)	2,500	2,462
3.95%, 4/5/2027 (c)	600	533
3.95%, 4/5/2027 (b)	200	178
Network i2i Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%, 1/15/2025 (b) (d) (e) (f)	2,100	2,072
ReNew Power Synthetic 6.67%, 3/12/2024 (b)	2,200	2,228
TML Holdings Pte. Ltd. 4.35%, 6/9/2026 (b)	1,000	914
Vedanta Resources Ltd. 6.38%, 7/30/2022 (b)	2,900	2,887
		30,809
Indonesia — 0.2%
Adaro Indonesia PT 4.25%, 10/31/2024 (b)	3,300	3,257

SEE NOTES TO FINANCIAL STATEMENTS.
62	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Indonesia — continued
Bank Negara Indonesia Persero Tbk. PT (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.47%), 4.30%, 3/24/2027 (b) (d) (e) (f)	1,300	1,196
Bank Tabungan Negara Persero Tbk. PT 4.20%, 1/23/2025 (b)	2,200	2,123
Indika Energy Capital III Pte. Ltd. 5.88%, 11/9/2024 (b)	900	882
Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (b)	2,250	2,242
Indonesia Asahan Aluminium Persero PT
5.71%, 11/15/2023 (c)	990	1,020
6.53%, 11/15/2028 (c)	2,380	2,577
6.76%, 11/15/2048 (b)	200	210
6.76%, 11/15/2048 (c)	250	262
Medco Bell Pte. Ltd. 6.38%, 1/30/2027 (b)	800	748
Medco Oak Tree Pte. Ltd. 7.38%, 5/14/2026 (b)	200	198
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	2,400	2,380
Minejesa Capital BV
4.63%, 8/10/2030 (c)	824	742
5.63%, 8/10/2037 (b)	1,200	1,006
Pertamina Persero PT
4.30%, 5/20/2023 (b)	260	262
3.10%, 1/21/2030 (c)	450	405
6.00%, 5/3/2042 (b)	880	889
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13%, 5/15/2027 (b)	680	665
6.25%, 1/25/2049 (b)	810	816
4.88%, 7/17/2049 (b)	500	422
4.00%, 6/30/2050 (b)	870	666
		22,968
Ireland — 0.1%
AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (c) (f)	7,463	7,239
AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (f)	7,459	6,993
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ireland — continued
Bank of Ireland Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (f)	200	176
Cimpress plc 7.00%, 6/15/2026 (c)	545	508
		14,916
Israel — 0.0% ^
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (b)	210	194
5.38%, 3/30/2028 (b)	220	202
Leviathan Bond Ltd. 6.50%, 6/30/2027 (b)	720	706
		1,102
Italy — 0.2%
Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (c) (f)	2,430	2,570
Intesa Sanpaolo SpA
3.13%, 7/14/2022 (c)	250	250
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (b) (d) (e) (f)	EUR 2,660	2,971
Telecom Italia Capital SA
6.38%, 11/15/2033	3,907	3,414
6.00%, 9/30/2034	4,901	4,192
7.72%, 6/4/2038	2,620	2,460
Telecom Italia SpA 5.30%, 5/30/2024 (c)	1,925	1,889
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (b) (d) (e) (f)	EUR 1,200	1,294
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (f)	200	176
(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (b) (d) (e) (f)	EUR 202	171
		19,387
Japan — 0.1%
Nippon Life Insurance Co.
(USD Swap Semi 5 Year + 3.65%), 5.10%, 10/16/2044 (c) (f)	2,887	2,902
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (c) (f)	3,620	3,113
Sumitomo Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 3.38%, 4/15/2081 (c) (f)	2,620	2,410
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	63

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Japan — continued
Takeda Pharmaceutical Co. Ltd. 2.05%, 3/31/2030	200	168
Universal Entertainment Corp. 8.50%, 12/11/2024 (c)	824	830
		9,423
Kazakhstan — 0.1%
Fund of National Welfare Samruk-Kazyna JSC 2.00%, 10/28/2026 (c)	478	418
Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	1,545	1,572
KazMunayGas National Co. JSC
4.75%, 4/24/2025 (c)	550	535
4.75%, 4/19/2027 (b)	500	475
5.75%, 4/19/2047 (b)	1,380	1,248
6.38%, 10/24/2048 (b)	1,040	994
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	722
		5,964
Luxembourg — 0.3%
Altice Financing SA 5.75%, 8/15/2029 (c)	4,556	3,838
Altice France Holding SA
10.50%, 5/15/2027 (a) (c)	8,469	8,585
6.00%, 2/15/2028 (c)	1,845	1,524
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (a) (c)	19,096	17,979
		31,926
Macau — 0.0% ^
Champion Path Holdings Ltd. 4.85%, 1/27/2028 (b)	700	500
Studio City Finance Ltd. 6.00%, 7/15/2025 (b)	1,200	1,016
		1,516
Mexico — 0.1%
Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	742
Alpek SAB de CV 4.25%, 9/18/2029 (b)	1,000	929
BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	909
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (c) (d) (e) (f)	1,052	955
Comision Federal de Electricidad 4.68%, 2/9/2051 (b)	300	213
Petroleos Mexicanos
6.88%, 8/4/2026	1,605	1,599
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — continued
5.35%, 2/12/2028	1,900	1,681
6.50%, 1/23/2029 (a)	420	384
6.70%, 2/16/2032	167	144
5.63%, 1/23/2046	1,999	1,368
6.75%, 9/21/2047	850	614
6.35%, 2/12/2048	500	348
7.69%, 1/23/2050	2,102	1,641
6.95%, 1/28/2060 (a)	2,100	1,533
		13,060
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (b)	1,030	988
Netherlands — 0.2%
ABN AMRO Bank NV (EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (b) (d) (e) (f)	EUR 6,700	6,785
Cooperatieve Rabobank UA (EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (b) (d) (e) (f)	EUR 7,200	7,292
ING Groep NV
(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (d) (e) (f)	600	598
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (d) (e) (f)	2,360	2,266
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f)	5,500	4,455
Shell International Finance BV 2.75%, 4/6/2030	85	78
Trivium Packaging Finance BV
5.50%, 8/15/2026 (c) (h)	2,741	2,648
8.50%, 8/15/2027 (a) (c) (h)	2,181	2,154
UPC Broadband Finco BV 4.88%, 7/15/2031 (c)	808	710
VZ Secured Financing BV 5.00%, 1/15/2032 (c)	1,586	1,369
		28,355
Norway — 0.0% ^
DNB Bank ASA (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (c) (f)	200	176

SEE NOTES TO FINANCIAL STATEMENTS.
64	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Panama — 0.0% ^
AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (c)	960	855
Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (c)	580	537
		1,392
Paraguay — 0.0% ^
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (c)	402	269
Peru — 0.0% ^
Petroleos del Peru SA
4.75%, 6/19/2032 (c)	900	728
5.63%, 6/19/2047 (b)	600	436
Southern Copper Corp. 5.88%, 4/23/2045	185	203
		1,367
Philippines — 0.1%
Globe Telecom, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 4.20%, 8/2/2026 (b) (d) (e) (f)	800	768
Petron Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.77%), 4.60%, 7/19/2023 (b) (d) (e) (f)	2,400	2,304
Rizal Commercial Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.24%), 6.50%, 8/27/2025 (b) (d) (e) (f)	2,700	2,628
SMC Global Power Holdings Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.61%), 6.50%, 4/25/2024 (b) (d) (e) (f)	1,200	1,164
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.20%), 7.00%, 10/21/2025 (b) (d) (e) (f)	1,700	1,646
		8,510
Saudi Arabia — 0.0% ^
Saudi Arabian Oil Co.
1.63%, 11/24/2025 (c)	200	186
2.25%, 11/24/2030 (c)	397	344
3.25%, 11/24/2050 (c)	350	274
3.50%, 11/24/2070 (c)	1,104	842
		1,646
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Africa — 0.0% ^
Eskom Holdings SOC Ltd.
6.75%, 8/6/2023 (b)	430	417
7.13%, 2/11/2025 (b)	650	619
		1,036
South Korea — 0.0% ^
Hana Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.41%), 3.50%, 10/19/2026 (c) (d) (e) (f)	500	466
Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (d) (e) (f)	1,150	1,143
Kia Corp. 3.00%, 4/25/2023 (c)	200	200
		1,809
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (b) (d) (e) (f)	EUR 2,000	2,108
(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (b) (d) (e) (f)	EUR 4,000	4,212
Banco Santander SA
(USD ICE Swap Rate 5 Year + 4.99%), 7.50%, 2/8/2024 (b) (d) (e) (f)	1,800	1,814
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.75%, 11/12/2026 (d) (e) (f)	2,200	1,943
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (c)	1,634	1,491
Telefonica Emisiones SA 4.67%, 3/6/2038	308	286
		11,854
Sweden — 0.0% ^
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (d) (e) (f)	3,200	2,964
Switzerland — 0.7%
Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (b) (f)	2,700	2,753
Credit Suisse Group AG
(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (b) (d) (e) (f)	4,465	4,455
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)	11,691	11,699
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	65

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Switzerland — continued
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)	19,875	19,274
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (c) (d) (e) (f)	6,039	5,685
(SOFR + 0.98%), 1.31%, 2/2/2027 (c) (f)	250	219
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (c) (d) (e) (f)	9,486	8,336
UBS Group AG
(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (c) (d) (e) (f)	13,904	14,130
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (d) (e) (f)	8,000	8,150
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (d) (e) (f)	7,015	7,101
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (b) (d) (e) (f)	1,577	1,514
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.40%), 4.88%, 2/12/2027 (c) (d) (e) (f)	5,225	4,781
		88,097
Thailand — 0.1%
Bangkok Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.73%), 5.00%, 9/23/2025 (b) (d) (e) (f)	2,200	2,140
Krung Thai Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.53%), 4.40%, 3/25/2026 (b) (d) (e) (f)	2,700	2,481
Thaioil Treasury Center Co. Ltd.
4.88%, 1/23/2043 (b)	500	441
3.50%, 10/17/2049 (b)	300	205
		5,267
Trinidad And Tobago — 0.0% ^
Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (c)	1,565	1,575
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Turkey — 0.0% ^
Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (b)	660	590
Ukraine — 0.0% ^
NPC Ukrenergo 6.88%, 11/9/2026 (c)	628	195
United Arab Emirates — 0.0% ^
MDGH GMTN RSC Ltd. 3.70%, 11/7/2049 (b)	600	547
Telford Offshore Ltd. 12.00% (PIK), 12/31/2164 (d) (e) (g)	1,550	11
		558
United Kingdom — 0.9%
180 Medical, Inc. 3.88%, 10/15/2029 (c)	3,079	2,740
Ashtead Capital, Inc. 4.38%, 8/15/2027 (c)	300	295
Barclays plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (b) (d) (e) (f)	GBP 400	505
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (f)	200	167
BAT Capital Corp. 4.39%, 8/15/2037	232	198
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	4,196	4,078
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%, 3/22/2027 (b) (d) (e) (f)	GBP 2,300	2,767
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (b) (d) (e) (f)	EUR 7,400	7,260
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	16,634	15,947
HSBC Holdings plc
(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (d) (e) (f)	EUR 3,970	4,256
(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (d) (e) (f)	6,827	6,856
(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (d) (e) (f)	3,310	3,177
(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (d) (e) (f)	7,250	7,073
(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (b) (d) (e) (f)	EUR 1,918	1,905
(SOFR + 1.29%), 2.21%, 8/17/2029 (f)	200	172

SEE NOTES TO FINANCIAL STATEMENTS.
66	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f)	3,820	3,238
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (c)	1,685	1,538
Ithaca Energy North Sea plc 9.00%, 7/15/2026 (c)	636	649
Jaguar Land Rover Automotive plc
7.75%, 10/15/2025 (c)	1,194	1,196
5.88%, 1/15/2028 (c)	1,616	1,418
Marks & Spencer plc 7.13%, 12/1/2037 (c)	206	208
Nationwide Building Society
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (b) (d) (e) (f)	GBP 200	250
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (b) (d) (e) (f)	GBP 4,470	5,550
(SOFR + 1.29%), 2.97%, 2/16/2028 (a) (c) (f)	200	186
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f)	2,641	2,603
NatWest Markets plc 1.60%, 9/29/2026 (c)	200	179
Rolls-Royce plc 5.75%, 10/15/2027 (c)	2,232	2,151
Standard Chartered plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (c) (d) (e) (f)	3,525	3,503
Virgin Media Finance plc 5.00%, 7/15/2030 (c)	435	378
Virgin Media Secured Finance plc
5.50%, 5/15/2029 (c)	6,525	6,036
4.50%, 8/15/2030 (c)	1,000	868
Vodafone Group plc
5.00%, 5/30/2038	188	187
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	7,333	7,744
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (f)	7,100	6,135
		101,413
United States — 28.4%
7-Eleven, Inc. 1.80%, 2/10/2031 (c)	174	141
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
AbbVie, Inc.
3.20%, 11/21/2029	457	425
4.05%, 11/21/2039	166	152
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (c)	450	470
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (c)	2,824	2,750
5.00%, 4/15/2029 (c)	2,490	2,359
ACCO Brands Corp. 4.25%, 3/15/2029 (c)	5,180	4,507
ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	3,105	3,136
Activision Blizzard, Inc. 1.35%, 9/15/2030	292	238
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (c)	1,876	1,673
ADT Security Corp. (The)
4.13%, 8/1/2029 (c)	4,300	3,651
4.88%, 7/15/2032 (c)	6,428	5,440
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (c)	1,137	1,044
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (c)	515	498
AECOM 5.13%, 3/15/2027	1,977	1,955
Aetna, Inc.
2.75%, 11/15/2022	96	96
3.88%, 8/15/2047	257	222
Air Lease Corp. 3.75%, 6/1/2026	70	68
Albertsons Cos., Inc.
3.25%, 3/15/2026 (c)	4,739	4,324
7.50%, 3/15/2026 (c)	3,170	3,332
4.63%, 1/15/2027 (c)	8,552	8,010
5.88%, 2/15/2028 (c)	3,316	3,221
3.50%, 3/15/2029 (c)	7,608	6,409
4.88%, 2/15/2030 (c)	2,359	2,135
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (c)	6,325	6,293
6.13%, 5/15/2028 (c)	1,000	1,018
4.13%, 3/31/2029 (c)	809	757
Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029 (a)	80	72
2.95%, 3/15/2034	30	26
Allegheny Technologies, Inc.
5.88%, 12/1/2027 (a)	1,861	1,796
4.88%, 10/1/2029 (a)	1,655	1,506
5.13%, 10/1/2031	1,240	1,120
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	67

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (c)	407	408
Allied Universal Holdco LLC
6.63%, 7/15/2026 (c)	1,996	1,929
9.75%, 7/15/2027 (c)	907	880
4.63%, 6/1/2028 (c)	3,840	3,386
Allison Transmission, Inc.
4.75%, 10/1/2027 (a) (c)	2,545	2,452
5.88%, 6/1/2029 (c)	7,583	7,486
3.75%, 1/30/2031 (c)	5,472	4,733
Ally Financial, Inc.
5.75%, 11/20/2025	4,161	4,275
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (d) (e) (f)	6,324	5,444
Altria Group, Inc.
4.80%, 2/14/2029	83	82
3.40%, 2/4/2041	85	62
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (a) (c) (g)	2,941	2,463
AMC Networks, Inc.
4.75%, 8/1/2025	2,836	2,739
4.25%, 2/15/2029	257	224
Ameren Corp. 3.50%, 1/15/2031	140	131
American Airlines Group, Inc. 3.75%, 3/1/2025 (a) (c)	182	162
American Airlines, Inc.
11.75%, 7/15/2025 (c)	126	145
5.50%, 4/20/2026 (c)	6,867	6,807
5.75%, 4/20/2029 (c)	6,285	6,056
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	3,979	3,785
6.50%, 4/1/2027 (a)	5,200	4,846
6.88%, 7/1/2028 (a)	1,349	1,271
5.00%, 10/1/2029 (a)	2,629	2,264
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	4,195	3,912
American Electric Power Co., Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (f)	5,173	4,635
American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.47%), 0.93%, 11/16/2022 (f)	28	28
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (f)	1,908	1,845
American Tower Corp.
1.45%, 9/15/2026	100	89
1.50%, 1/31/2028	337	285
2.10%, 6/15/2030	125	103
American Transmission Systems, Inc. 2.65%, 1/15/2032 (c)	20	17
AmeriGas Partners LP
5.63%, 5/20/2024	2,121	2,118
5.50%, 5/20/2025	5,898	5,809
5.88%, 8/20/2026	2,714	2,680
5.75%, 5/20/2027	1,424	1,399
Amgen, Inc. 2.00%, 1/15/2032	298	246
Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	3,941	4,010
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	858	824
ANGI Group LLC 3.88%, 8/15/2028 (c)	528	418
Antero Midstream Partners LP
7.88%, 5/15/2026 (c)	4,139	4,329
5.75%, 3/1/2027 (c)	490	477
5.75%, 1/15/2028 (c)	3,115	3,029
5.38%, 6/15/2029 (c)	4,467	4,187
Antero Resources Corp.
8.38%, 7/15/2026 (c)	2,242	2,416
7.63%, 2/1/2029 (c)	739	783
5.38%, 3/1/2030 (c)	1,447	1,414
Anthem, Inc. 2.88%, 9/15/2029	190	174
APi Escrow Corp. 4.75%, 10/15/2029 (c)	2,037	1,833
APi Group DE, Inc. 4.13%, 7/15/2029 (c)	3,278	2,926
Aramark Services, Inc. 5.00%, 2/1/2028 (a) (c)	7,840	7,311
Arches Buyer, Inc.
4.25%, 6/1/2028 (c)	1,780	1,582
6.13%, 12/1/2028 (c)	634	552
Archrock Partners LP
6.88%, 4/1/2027 (c)	472	473
6.25%, 4/1/2028 (c)	2,420	2,347
Arconic Corp.
6.00%, 5/15/2025 (c)	2,269	2,277
6.13%, 2/15/2028 (c)	7,067	6,846
Arcosa, Inc. 4.38%, 4/15/2029 (c)	408	372

SEE NOTES TO FINANCIAL STATEMENTS.
68	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (c)	1,385	1,281
5.25%, 8/15/2027 (c)	5,299	4,551
5.25%, 8/15/2027 (a) (c)	7,346	6,308
Asbury Automotive Group, Inc.
4.50%, 3/1/2028 (a)	1,390	1,296
4.63%, 11/15/2029 (c)	1,924	1,732
4.75%, 3/1/2030	385	345
5.00%, 2/15/2032 (c)	1,343	1,192
ASGN, Inc. 4.63%, 5/15/2028 (c)	500	465
Ashland LLC
3.38%, 9/1/2031 (c)	281	243
6.88%, 5/15/2043	426	473
AT&T, Inc.
Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.87%, 3/2/2025 (d) (e) (f)	EUR 700	696
2.25%, 2/1/2032	408	340
3.50%, 6/1/2041	124	103
Atkore, Inc. 4.25%, 6/1/2031 (c)	407	360
Audacy Capital Corp. 6.50%, 5/1/2027 (a) (c)	4,439	3,818
Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	6,866	6,532
Aviation Capital Group LLC 1.95%, 9/20/2026 (c)	210	184
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a) (c)	2,503	2,453
5.75%, 7/15/2027 (c)	2,855	2,791
4.75%, 4/1/2028 (c)	5,455	5,060
5.38%, 3/1/2029 (a) (c)	2,711	2,542
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a) (c)	4,423	4,202
3.38%, 2/15/2029 (c)	3,894	3,369
B&G Foods, Inc. 5.25%, 4/1/2025	5,294	5,041
Baker Hughes Holdings LLC 3.14%, 11/7/2029	165	153
Bank of America Corp.
Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (d) (e) (f)	6,649	6,549
Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.12%, 6/20/2024 (d) (e) (f)	2,314	2,256
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (d) (e) (f)	15,732	15,926
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (d) (e) (f)	7,182	7,321
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (f)	7,783	7,865
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (f)	1,250	1,263
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (f)	21,045	21,519
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (d) (e) (f)	1,305	1,155
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (d) (e) (f)	7,865	7,865
(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	778	698
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (d) (e) (f)	9,756	9,339
(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	320	270
Bank of New York Mellon Corp. (The)
Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (d) (e) (f)	3,007	2,909
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (d) (e) (f)	2,095	2,090
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (d) (e) (f)	2,910	2,692
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (d) (e) (f)	11,948	11,171
Bath & Body Works, Inc.
9.38%, 7/1/2025 (c)	264	297
7.50%, 6/15/2029	2,347	2,426
6.88%, 11/1/2035	1,032	1,008
6.75%, 7/1/2036	2,350	2,280
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (c)	4,876	4,840
8.50%, 1/31/2027 (a) (c)	5,791	5,480
Bausch Health Cos., Inc.
6.13%, 4/15/2025 (a) (c)	18,991	19,047
5.50%, 11/1/2025 (c)	12,156	11,761
9.00%, 12/15/2025 (c)	23,732	23,821
5.75%, 8/15/2027 (c)	965	902
7.00%, 1/15/2028 (c)	3,489	2,878
4.88%, 6/1/2028 (c)	5,057	4,487
5.00%, 2/15/2029 (c)	4,668	3,283
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	69

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
6.25%, 2/15/2029 (c)	2,065	1,503
7.25%, 5/30/2029 (c)	1,679	1,270
5.25%, 1/30/2030 (c)	3,476	2,413
5.25%, 2/15/2031 (a) (c)	3,262	2,267
Beacon Roofing Supply, Inc. 4.50%, 11/15/2026 (c)	656	639
Becton Dickinson and Co. 2.82%, 5/20/2030	356	319
Bed Bath & Beyond, Inc. 5.17%, 8/1/2044	338	187
Berry Global, Inc. 4.88%, 7/15/2026 (c)	6,914	6,871
Berry Petroleum Co. LLC 7.00%, 2/15/2026 (c)	407	395
Big River Steel LLC 6.63%, 1/31/2029 (c)	1,672	1,710
Biogen, Inc. 2.25%, 5/1/2030	107	89
Black Knight InfoServ LLC 3.63%, 9/1/2028 (c)	2,862	2,654
Bloomin' Brands, Inc. 5.13%, 4/15/2029 (a) (c)	1,113	1,035
Blue Racer Midstream LLC
7.63%, 12/15/2025 (c)	1,522	1,568
6.63%, 7/15/2026 (c)	1,510	1,512
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (c)	308	279
Boise Cascade Co. 4.88%, 7/1/2030 (c)	852	801
Booz Allen Hamilton, Inc.
3.88%, 9/1/2028 (a) (c)	2,882	2,655
4.00%, 7/1/2029 (a) (c)	3,568	3,291
Boston Properties LP, REIT 2.45%, 10/1/2033	160	130
Boyd Gaming Corp.
4.75%, 12/1/2027	1,164	1,100
4.75%, 6/15/2031 (c)	1,209	1,093
Boyne USA, Inc. 4.75%, 5/15/2029 (c)	2,786	2,584
BP Capital Markets America, Inc. 3.63%, 4/6/2030 (a)	176	170
Brightsphere Investment Group, Inc. 4.80%, 7/27/2026	289	269
Brink's Co. (The)
5.50%, 7/15/2025 (c)	1,890	1,895
4.63%, 10/15/2027 (c)	5,525	5,235
Bristol-Myers Squibb Co. 2.35%, 11/13/2040	70	53
Bristow Group, Inc. 6.88%, 3/1/2028 (c)	408	400
Broadcom, Inc. 4.30%, 11/15/2032	145	136
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Brookfield Property REIT, Inc., REIT 5.75%, 5/15/2026 (c)	1,609	1,558
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (c)	382	357
Buckeye Partners LP
4.13%, 3/1/2025 (c)	3,620	3,470
3.95%, 12/1/2026	200	189
4.13%, 12/1/2027	2,207	2,036
4.50%, 3/1/2028 (c)	4,360	3,979
Builders FirstSource, Inc.
5.00%, 3/1/2030 (c)	3,130	2,895
4.25%, 2/1/2032 (c)	3,999	3,414
Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	35	29
BWX Technologies, Inc.
4.13%, 6/30/2028 (c)	2,674	2,480
4.13%, 4/15/2029 (c)	4,624	4,277
Cable One, Inc. 4.00%, 11/15/2030 (c)	2,214	1,900
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (a) (c)	2,530	2,169
California Resources Corp. 7.13%, 2/1/2026 (c)	5,668	5,765
Callon Petroleum Co. 8.00%, 8/1/2028 (a) (c)	204	211
Calpine Corp.
5.25%, 6/1/2026 (c)	2,595	2,563
4.63%, 2/1/2029 (c)	1,622	1,418
5.00%, 2/1/2031 (c)	2,214	1,888
3.75%, 3/1/2031 (c)	50	42
Calumet Specialty Products Partners LP 11.00%, 4/15/2025 (c)	576	576
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	7,699	6,679
Carnival Corp.
10.50%, 2/1/2026 (c)	742	816
5.75%, 3/1/2027 (c)	2,270	2,056
4.00%, 8/1/2028 (c)	3,156	2,841
6.00%, 5/1/2029 (c)	3,326	2,985
Carpenter Technology Corp.
6.38%, 7/15/2028	1,466	1,461
7.63%, 3/15/2030	870	886
Carriage Services, Inc. 4.25%, 5/15/2029 (c)	408	355

SEE NOTES TO FINANCIAL STATEMENTS.
70	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cars.com, Inc. 6.38%, 11/1/2028 (c)	407	381
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (c)	2,038	1,974
3.13%, 2/15/2029 (c)	940	816
CCO Holdings LLC
5.50%, 5/1/2026 (c)	4,668	4,680
5.13%, 5/1/2027 (c)	36,915	35,984
5.00%, 2/1/2028 (c)	17,749	16,906
5.38%, 6/1/2029 (a) (c)	10,053	9,525
4.75%, 3/1/2030 (a) (c)	11,296	10,096
4.50%, 8/15/2030 (c)	6,415	5,597
4.25%, 2/1/2031 (c)	10,261	8,648
4.75%, 2/1/2032 (c)	1,610	1,384
4.25%, 1/15/2034 (c)	5,030	3,999
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	4,976	5,064
CDK Global, Inc. 5.25%, 5/15/2029 (c)	7,151	7,207
CDW LLC
5.50%, 12/1/2024	635	650
4.25%, 4/1/2028	7,836	7,301
3.25%, 2/15/2029	1,372	1,207
Cedar Fair LP
5.50%, 5/1/2025 (c)	1,455	1,462
5.38%, 4/15/2027	160	156
5.25%, 7/15/2029 (a)	1,395	1,320
Cengage Learning, Inc. 9.50%, 6/15/2024 (c)	2,132	2,089
Centene Corp.
4.25%, 12/15/2027	10,139	9,835
4.63%, 12/15/2029 (a)	19,757	19,135
3.38%, 2/15/2030	5,040	4,503
Centennial Resource Production LLC 5.38%, 1/15/2026 (a) (c)	540	527
CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 1.00%, 3/2/2023 (f)	50	50
CenterPoint Energy, Inc. (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (d) (e) (f)	5,558	5,348
Central Garden & Pet Co.
5.13%, 2/1/2028	6,555	6,326
4.13%, 10/15/2030	2,842	2,457
Charles River Laboratories International, Inc.
3.75%, 3/15/2029 (c)	1,604	1,452
4.00%, 3/15/2031 (c)	580	518
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Charles Schwab Corp. (The)
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (d) (e) (f)	16,951	17,079
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (f)	25,078	21,257
Chemours Co. (The)
5.38%, 5/15/2027 (a)	1,500	1,448
5.75%, 11/15/2028 (c)	8,862	8,308
Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/2039	50	41
Cheniere Energy Partners LP
4.50%, 10/1/2029	4,325	4,141
4.00%, 3/1/2031	2,666	2,413
3.25%, 1/31/2032 (c)	2,253	1,926
Cheniere Energy, Inc. 4.63%, 10/15/2028	7,525	7,280
Chesapeake Energy Corp.
5.50%, 2/1/2026 (c)	1,916	1,900
5.88%, 2/1/2029 (c)	941	930
6.75%, 4/15/2029 (c)	8,910	8,966
Chevron Corp. 2.24%, 5/11/2030	80	71
Chubb INA Holdings, Inc. 2.88%, 11/3/2022	52	52
Churchill Downs, Inc.
5.50%, 4/1/2027 (c)	325	319
4.75%, 1/15/2028 (c)	1,000	936
Ciena Corp. 4.00%, 1/31/2030 (c)	4,011	3,658
Cigna Corp. 4.38%, 10/15/2028	387	388
Cinemark USA, Inc.
8.75%, 5/1/2025 (c)	1,000	1,039
5.25%, 7/15/2028 (a) (c)	2,165	1,924
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (d) (e) (f)	5,183	5,183
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (d) (e) (f)	4,000	4,000
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (d) (e) (f)	1,548	1,574
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d) (e) (f)	20,542	20,311
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (e) (f)	15,165	14,350
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (e) (f)	2,596	2,357
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)	9,333	9,123
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	71

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	12,954	11,756
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	8,855	7,999
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d) (e) (f)	9,744	9,738
(SOFR + 0.77%), 1.46%, 6/9/2027 (a) (f)	815	725
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	55	46
Citizens Bank NA (ICE LIBOR USD 3 Month + 0.95%), 1.93%, 3/29/2023 (f)	250	251
Citizens Financial Group, Inc.
Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (d) (e) (f)	3,001	2,862
Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (d) (e) (f)	5,409	5,233
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (d) (e) (f)	6,650	5,902
Civitas Resources, Inc. 5.00%, 10/15/2026 (c)	407	387
Clarios Global LP
6.75%, 5/15/2025 (c)	1,595	1,627
6.25%, 5/15/2026 (a) (c)	3,670	3,707
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (c)	2,626	2,337
4.88%, 7/1/2029 (c)	2,958	2,607
Clean Harbors, Inc. 4.88%, 7/15/2027 (c)	785	769
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a) (c)	9,798	9,207
7.75%, 4/15/2028 (c)	4,638	4,371
7.50%, 6/1/2029 (c)	8,147	7,688
Cleveland-Cliffs, Inc.
4.63%, 3/1/2029 (a) (c)	3,158	2,960
4.88%, 3/1/2031 (a) (c)	2,257	2,088
Clorox Co. (The) 3.05%, 9/15/2022	62	62
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (f)	4,749	4,559
CNX Midstream Partners LP 4.75%, 4/15/2030 (c)	1,242	1,143
CNX Resources Corp.
7.25%, 3/14/2027 (c)	1,217	1,244
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
6.00%, 1/15/2029 (c)	1,670	1,648
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (c)	700	661
Coinbase Global, Inc.
3.38%, 10/1/2028 (a) (c)	1,942	1,508
3.63%, 10/1/2031 (a) (c)	2,645	1,954
Comcast Corp.
4.15%, 10/15/2028	205	206
1.50%, 2/15/2031 (a)	240	195
CommScope Technologies LLC
6.00%, 6/15/2025 (c)	7,185	6,287
5.00%, 3/15/2027 (c)	2,405	1,888
CommScope, Inc.
6.00%, 3/1/2026 (c)	9,090	8,574
8.25%, 3/1/2027 (a) (c)	10,160	8,636
4.75%, 9/1/2029 (c)	4,740	3,963
Community Health Systems, Inc.
8.00%, 3/15/2026 (c)	3,292	3,403
5.63%, 3/15/2027 (c)	3,918	3,735
8.00%, 12/15/2027 (c)	150	155
6.88%, 4/1/2028 (c)	649	509
6.00%, 1/15/2029 (c)	2,684	2,537
6.13%, 4/1/2030 (a) (c)	342	281
5.25%, 5/15/2030 (c)	4,389	3,848
4.75%, 2/15/2031 (c)	2,890	2,449
Compass Group Diversified Holdings LLC 5.25%, 4/15/2029 (c)	2,112	1,896
Comstock Resources, Inc.
7.50%, 5/15/2025 (c)	1,478	1,508
6.75%, 3/1/2029 (c)	8,241	8,333
5.88%, 1/15/2030 (c)	2,222	2,138
Conduent Business Services LLC 6.00%, 11/1/2029 (c)	4,650	4,278
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028 (c)	844	793
Constellation Brands, Inc. 2.25%, 8/1/2031	333	276
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	1,592	1,481
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (a) (c)	6,658	6,725
5.63%, 11/15/2026 (a) (c)	7,311	3,441
CoreCivic, Inc.
8.25%, 4/15/2026	4,988	5,124
4.75%, 10/15/2027	662	589

SEE NOTES TO FINANCIAL STATEMENTS.
72	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
CoreLogic, Inc. 4.50%, 5/1/2028 (c)	776	688
Coty, Inc.
5.00%, 4/15/2026 (c)	4,278	4,063
6.50%, 4/15/2026 (a) (c)	1,332	1,295
4.75%, 1/15/2029 (c)	2,340	2,083
Cox Communications, Inc. 4.80%, 2/1/2035 (c)	190	186
CPI CG, Inc. 8.63%, 3/15/2026 (c)	295	285
CQP Holdco LP 5.50%, 6/15/2031 (c)	1,052	970
Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	810	818
Crestwood Midstream Partners LP
5.75%, 4/1/2025	5,514	5,448
5.63%, 5/1/2027 (c)	2,355	2,293
8.00%, 4/1/2029 (c)	4,797	5,001
Crocs, Inc.
4.25%, 3/15/2029 (c)	516	439
4.13%, 8/15/2031 (c)	197	157
Crown Americas LLC 4.75%, 2/1/2026	681	678
Crown Castle International Corp.
3.65%, 9/1/2027	250	240
2.10%, 4/1/2031	170	138
CSC Holdings LLC
5.88%, 9/15/2022	1,585	1,593
5.25%, 6/1/2024	1,349	1,318
5.50%, 4/15/2027 (c)	5,420	5,233
5.38%, 2/1/2028 (c)	2,010	1,845
7.50%, 4/1/2028 (c)	2,260	2,083
6.50%, 2/1/2029 (c)	8,969	8,521
4.50%, 11/15/2031 (c)	4,903	4,027
CSX Corp. 2.40%, 2/15/2030 (a)	75	67
CTR Partnership LP, REIT 3.88%, 6/30/2028 (c)	420	380
Curo Group Holdings Corp. 7.50%, 8/1/2028 (c)	1,028	856
CVR Partners LP 6.13%, 6/15/2028 (c)	3,401	3,333
CVS Health Corp.
4.30%, 3/25/2028	100	100
2.13%, 9/15/2031	174	145
4.78%, 3/25/2038	255	252
5.30%, 12/5/2043	86	89
Dana, Inc.
5.38%, 11/15/2027	895	846
5.63%, 6/15/2028	3,421	3,263
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Dave & Buster's, Inc. 7.63%, 11/1/2025 (c)	170	176
DaVita, Inc.
4.63%, 6/1/2030 (c)	9,180	7,987
3.75%, 2/15/2031 (c)	7,626	6,215
DCP Midstream Operating LP
3.88%, 3/15/2023	2,613	2,604
5.38%, 7/15/2025	1,919	1,929
5.63%, 7/15/2027	2,481	2,517
6.75%, 9/15/2037 (c)	1,740	1,954
5.60%, 4/1/2044	525	502
Del Monte Foods, Inc. 11.88%, 5/15/2025 (c)	1,926	2,103
Delek Logistics Partners LP 7.13%, 6/1/2028 (c)	647	618
Dell International LLC 4.90%, 10/1/2026	65	66
Deluxe Corp. 8.00%, 6/1/2029 (c)	2,100	1,993
Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (c)	5,398	1,997
Directv Financing LLC 5.88%, 8/15/2027 (c)	4,658	4,384
Discovery Communications LLC 3.63%, 5/15/2030 (a)	190	174
DISH DBS Corp.
5.88%, 7/15/2022	2,197	2,200
5.00%, 3/15/2023	12,579	12,462
5.88%, 11/15/2024	30,567	29,650
7.75%, 7/1/2026	12,076	11,359
5.25%, 12/1/2026 (c)	14,585	13,391
7.38%, 7/1/2028	573	501
5.75%, 12/1/2028 (c)	2,915	2,607
5.13%, 6/1/2029	750	586
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (d) (e) (f)	3,636	3,472
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (d) (e) (f)	5,175	4,726
Series C, 2.25%, 8/15/2031	54	45
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a) (c)	3,736	3,064
DT Midstream, Inc.
4.13%, 6/15/2029 (c)	4,356	3,964
4.38%, 6/15/2031 (c)	2,677	2,398
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	73

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Duke Energy Corp.
3.05%, 8/15/2022	84	84
3.75%, 9/1/2046	112	93
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (f)	5,838	4,966
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (c)	1,250	1,163
Dycom Industries, Inc. 4.50%, 4/15/2029 (c)	5,624	5,132
Edgewell Personal Care Co.
5.50%, 6/1/2028 (c)	1,815	1,756
4.13%, 4/1/2029 (c)	3,338	2,962
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (d) (e) (f)	4,770	4,317
Elastic NV 4.13%, 7/15/2029 (c)	585	524
Element Solutions, Inc. 3.88%, 9/1/2028 (c)	2,883	2,577
Embarq Corp. 8.00%, 6/1/2036	5,823	5,241
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (c)	4,324	3,670
Enact Holdings, Inc. 6.50%, 8/15/2025 (c)	1,620	1,612
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (c)	5,594	5,608
Encompass Health Corp.
5.75%, 9/15/2025	4,690	4,772
4.50%, 2/1/2028	5,822	5,383
4.75%, 2/1/2030	2,675	2,418
4.63%, 4/1/2031	3,400	3,001
Endeavor Energy Resources LP 6.63%, 7/15/2025 (c)	1,197	1,230
Endo Dac
5.88%, 10/15/2024 (c)	1,925	1,776
9.50%, 7/31/2027 (a) (c)	4,357	3,438
6.00%, 6/30/2028 (a) (c)	2,563	1,102
Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (c)	2,305	2,005
Energizer Holdings, Inc.
6.50%, 12/31/2027 (c)	1,978	1,899
4.75%, 6/15/2028 (c)	3,222	2,833
4.38%, 3/31/2029 (c)	4,611	3,840
Energy Transfer LP
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (d) (e) (f)	1,328	1,129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.20%, 4/15/2027	115	113
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (d) (e) (f)	8,894	7,693
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (d) (e) (f)	4,455	4,204
EnerSys 4.38%, 12/15/2027 (c)	200	186
EnLink Midstream LLC 5.38%, 6/1/2029 (a)	803	782
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (d) (e) (f)	210	155
4.40%, 4/1/2024	4,495	4,438
4.15%, 6/1/2025	1,600	1,556
4.85%, 7/15/2026	2,940	2,859
5.60%, 4/1/2044	522	431
Enova International, Inc.
8.50%, 9/1/2024 (c)	135	135
8.50%, 9/15/2025 (c)	500	498
EnPro Industries, Inc. 5.75%, 10/15/2026	162	162
Entegris Escrow Corp. 4.75%, 4/15/2029 (c)	3,813	3,675
Entegris, Inc.
4.38%, 4/15/2028 (c)	2,891	2,681
3.63%, 5/1/2029 (a) (c)	2,434	2,141
Entergy Corp. 4.00%, 7/15/2022	98	98
Entergy Texas, Inc. 1.75%, 3/15/2031	200	165
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	4,380	4,002
Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	7,419	3,090
Enviva Partners LP 6.50%, 1/15/2026 (c)	764	778
EOG Resources, Inc. 5.10%, 1/15/2036	180	183
EQM Midstream Partners LP
6.00%, 7/1/2025 (c)	2,170	2,151
6.50%, 7/1/2027 (c)	2,550	2,576
4.50%, 1/15/2029 (c)	4,301	3,872
4.75%, 1/15/2031 (c)	5,576	4,972
EQT Corp.
6.63%, 2/1/2025 (h)	895	932
3.13%, 5/15/2026 (c)	1,789	1,687
5.00%, 1/15/2029	1,855	1,849
7.50%, 2/1/2030 (h)	1,165	1,290
3.63%, 5/15/2031 (c)	1,382	1,251

SEE NOTES TO FINANCIAL STATEMENTS.
74	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (d) (e) (f)	786	784
ESC Co., Intelsat Jackson Holdings, Ltd.
5.50%, 8/1/2023 ‡ (i)	10,554	1
8.50%, 10/15/2024 ‡ (i)	16,148	2
9.75%, 7/15/2025 ‡ (i)	1,585	—
ESC GCBREGS EXIDE TECH
7.13%, 8/1/2026 (i)	5,505	303
6.00%, 1/15/2028 (i)	5,450	300
Escrow Texas Competit
8.50%, 12/1/2021 ‡ (i)	12,478	12
8.50%, 10/1/2022 ‡ (i)	16,772	25
Evergy, Inc. 2.90%, 9/15/2029	152	139
Exela Intermediate LLC 11.50%, 7/15/2026 (c)	3,525	1,287
Exxon Mobil Corp. 4.23%, 3/19/2040	219	214
Ferrellgas LP
5.38%, 4/1/2026 (c)	449	406
5.88%, 4/1/2029 (c)	1,000	873
Fertitta Entertainment LLC 4.63%, 1/15/2029 (c)	1,159	1,051
Fidelity National Information Services, Inc. 2.25%, 3/1/2031	200	168
Fiserv, Inc. 3.50%, 7/1/2029	193	180
Fluor Corp. 3.50%, 12/15/2024 (a)	161	158
Foot Locker, Inc. 4.00%, 10/1/2029 (c)	407	339
Ford Motor Credit Co. LLC
4.06%, 11/1/2024	5,620	5,497
4.69%, 6/9/2025	7,630	7,481
5.13%, 6/16/2025	6,000	5,985
4.13%, 8/4/2025	4,442	4,264
3.38%, 11/13/2025	6,405	6,150
4.39%, 1/8/2026	6,475	6,248
4.54%, 8/1/2026	2,252	2,153
2.70%, 8/10/2026	1,714	1,528
4.27%, 1/9/2027	9,413	8,872
4.13%, 8/17/2027	5,525	5,122
3.82%, 11/2/2027	1,935	1,761
4.00%, 11/13/2030	5,909	5,111
Foundation Building Materials, Inc. 6.00%, 3/1/2029 (c)	407	331
Freeport-McMoRan, Inc.
5.00%, 9/1/2027	1,000	1,012
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.13%, 3/1/2028	5,265	5,091
4.38%, 8/1/2028	3,530	3,418
5.45%, 3/15/2043	120	120
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (c)	3,844	3,681
5.00%, 5/1/2028 (c)	11,290	10,303
6.75%, 5/1/2029 (c)	2,468	2,224
5.88%, 11/1/2029	1,149	997
6.00%, 1/15/2030 (a) (c)	1,380	1,201
Gannett Holdings LLC 6.00%, 11/1/2026 (a) (c)	1,624	1,478
Gap, Inc. (The)
3.63%, 10/1/2029 (c)	1,220	992
3.88%, 10/1/2031 (c)	975	777
Gartner, Inc.
4.50%, 7/1/2028 (c)	3,884	3,722
3.63%, 6/15/2029 (c)	1,937	1,734
3.75%, 10/1/2030 (c)	869	775
Gates Global LLC 6.25%, 1/15/2026 (c)	2,064	2,012
GCI LLC 4.75%, 10/15/2028 (c)	7,965	7,388
GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (c)	6,986	7,047
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 4.16%, 6/15/2022 (d) (e) (f)	38,293	36,182
General Motors Financial Co., Inc. 4.30%, 4/6/2029	70	67
Genesis Energy LP
6.50%, 10/1/2025	180	171
6.25%, 5/15/2026	1,933	1,803
8.00%, 1/15/2027	1,353	1,327
7.75%, 2/1/2028	3,721	3,581
Genting New York LLC 3.30%, 2/15/2026 (c)	535	489
GEO Group, Inc. (The)
5.88%, 10/15/2024	2,215	1,971
6.00%, 4/15/2026	899	725
Gilead Sciences, Inc.
3.25%, 9/1/2022 (a)	91	91
1.65%, 10/1/2030	491	407
Glatfelter Corp. 4.75%, 11/15/2029 (c)	2,320	1,856
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (c)	3,370	3,071
7.50%, 4/15/2032 (c)	2,580	2,403
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	75

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Global Medical Response, Inc. 6.50%, 10/1/2025 (c)	2,285	2,214
Global Payments, Inc.
3.20%, 8/15/2029	195	177
2.90%, 11/15/2031	55	47
GLP Capital LP, REIT 5.25%, 6/1/2025	618	629
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (c)	1,581	1,564
3.50%, 3/1/2029 (c)	1,500	1,331
Golden Entertainment, Inc. 7.63%, 4/15/2026 (c)	394	403
Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 5/31/2022 (d) (e) (f)	2,351	1,809
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 0.75%), 1.21%, 2/23/2023 (f)	100	100
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (d) (e) (f)	1,733	1,620
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (e) (f)	931	896
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	6,520	5,737
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (d) (e) (f)	5,383	4,670
Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.95%), 4.12%, 11/10/2026 (d) (e) (f)	2,770	2,484
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (d) (e) (f)	2,755	2,719
(SOFR + 0.82%), 1.54%, 9/10/2027 (f)	298	263
(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	85	76
(SOFR + 1.11%), 2.64%, 2/24/2028 (f)	70	64
(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	75	63
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026 (a)	4,195	4,043
5.00%, 7/15/2029	2,982	2,659
5.25%, 4/30/2031 (a)	2,965	2,578
5.25%, 7/15/2031	999	862
GrafTech Finance, Inc. 4.63%, 12/15/2028 (c)	2,127	1,941
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Graham Holdings Co. 5.75%, 6/1/2026 (c)	450	453
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (c)	676	610
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a) (c)	3,066	2,643
Gray Television, Inc.
5.88%, 7/15/2026 (c)	2,102	2,115
7.00%, 5/15/2027 (c)	6,085	6,290
4.75%, 10/15/2030 (a) (c)	2,335	2,031
Great Lakes Dredge & Dock Corp. 5.25%, 6/1/2029 (c)	331	309
Griffon Corp. 5.75%, 3/1/2028	3,475	3,101
Gulfport Energy Corp.
8.00%, 5/17/2026 (a)	703	723
8.00%, 5/17/2026 (c)	3,215	3,307
Gulfport Energy Operating Corp.
6.63%, 5/1/2023 ‡ (i)	745	—
6.00%, 10/15/2024 ‡ (i)	4,620	—
6.38%, 5/15/2025 ‡ (i)	1,458	—
6.38%, 1/15/2026 ‡ (i)	4,130	—
GYP Holdings III Corp. 4.63%, 5/1/2029 (c)	356	316
H&E Equipment Services, Inc. 3.88%, 12/15/2028 (c)	1,000	871
Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	2,359	2,306
Harsco Corp. 5.75%, 7/31/2027 (c)	757	681
HAT Holdings I LLC
6.00%, 4/15/2025 (a) (c)	788	800
3.38%, 6/15/2026 (c)	1,000	919
HCA, Inc.
5.38%, 2/1/2025	31,659	32,569
5.88%, 2/15/2026	24,150	25,007
5.38%, 9/1/2026	7,986	8,174
5.63%, 9/1/2028	10,285	10,629
3.50%, 9/1/2030	7,926	7,100
2.38%, 7/15/2031	329	271
HealthEquity, Inc. 4.50%, 10/1/2029 (c)	1,316	1,202
Hecla Mining Co. 7.25%, 2/15/2028 (a)	484	489
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (c)	970	954
Herc Holdings, Inc. 5.50%, 7/15/2027 (a) (c)	10,623	10,407
Hertz Corp. (The)
6.25%, 10/15/2022 (i)	1,106	6
5.50%, 10/15/2024 (i)	11,828	59
4.63%, 12/1/2026 (c)	4,630	4,220

SEE NOTES TO FINANCIAL STATEMENTS.
76	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.00%, 12/1/2029 (c)	2,195	1,921
Hess Midstream Operations LP
5.63%, 2/15/2026 (c)	4,115	4,115
4.25%, 2/15/2030 (c)	2,718	2,493
H-Food Holdings LLC 8.50%, 6/1/2026 (c)	450	422
Hilcorp Energy I LP
6.25%, 11/1/2028 (c)	640	637
6.00%, 4/15/2030 (c)	1,506	1,495
6.25%, 4/15/2032 (c)	1,255	1,223
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (c)	584	596
5.75%, 5/1/2028 (c)	1,536	1,558
3.75%, 5/1/2029 (c)	2,650	2,401
4.88%, 1/15/2030	1,923	1,855
4.00%, 5/1/2031 (c)	1,990	1,780
3.63%, 2/15/2032 (c)	856	725
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/2029 (c)	696	628
4.88%, 7/1/2031 (c)	1,000	873
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	4,204	4,162
HLF Financing SARL LLC 4.88%, 6/1/2029 (c)	1,000	805
Holly Energy Partners LP
6.38%, 4/15/2027 (c)	1,720	1,754
5.00%, 2/1/2028 (c)	2,795	2,659
Hologic, Inc.
4.63%, 2/1/2028 (c)	1,638	1,602
3.25%, 2/15/2029 (c)	5,498	4,898
Home Point Capital, Inc. 5.00%, 2/1/2026 (c)	500	395
Horizon Therapeutics USA, Inc. 5.50%, 8/1/2027 (c)	612	612
Howard Hughes Corp. (The) 4.38%, 2/1/2031 (c)	368	327
Howmet Aerospace, Inc.
5.13%, 10/1/2024	3,601	3,664
5.90%, 2/1/2027	4,185	4,295
6.75%, 1/15/2028	145	154
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	1,126	1,095
6.63%, 8/1/2026 (a)	4,459	4,437
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (d) (e) (f)	3,742	3,526
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Hyundai Capital America
0.80%, 4/3/2023 (c)	80	78
1.65%, 9/17/2026 (c)	165	147
2.10%, 9/15/2028 (c)	83	71
IAA, Inc. 5.50%, 6/15/2027 (c)	450	440
Icahn Enterprises LP
6.25%, 5/15/2026	1,427	1,415
5.25%, 5/15/2027	1,000	934
4.38%, 2/1/2029	2,383	2,056
IEA Energy Services LLC 6.63%, 8/15/2029 (c)	305	279
iHeartCommunications, Inc.
6.38%, 5/1/2026	2,920	2,928
8.38%, 5/1/2027	6,548	6,482
5.25%, 8/15/2027 (c)	5,555	5,194
II-VI, Inc. 5.00%, 12/15/2029 (c)	2,599	2,437
ILFC E-Capital Trust I 4.05%, 12/21/2065 (a) (c) (j)	7,148	5,575
ILFC E-Capital Trust II 4.30%, 12/21/2065 (c) (j)	2,205	1,764
Imola Merger Corp. 4.75%, 5/15/2029 (c)	11,541	10,733
Ingles Markets, Inc. 4.00%, 6/15/2031 (a) (c)	356	320
Installed Building Products, Inc. 5.75%, 2/1/2028 (c)	306	290
Intel Corp. 2.00%, 8/12/2031 (a)	64	54
International Game Technology plc
6.50%, 2/15/2025 (c)	9,488	9,654
6.25%, 1/15/2027 (c)	4,104	4,167
5.25%, 1/15/2029 (c)	442	419
IQVIA, Inc.
5.00%, 10/15/2026 (c)	7,463	7,426
5.00%, 5/15/2027 (c)	2,790	2,764
IRB Holding Corp. 7.00%, 6/15/2025 (c)	1,040	1,070
Iron Mountain, Inc.
4.88%, 9/15/2027 (c)	4,756	4,542
5.25%, 3/15/2028 (c)	2,013	1,917
4.50%, 2/15/2031 (c)	2,140	1,834
ITC Holdings Corp. 2.95%, 5/14/2030 (c)	155	140
ITT Holdings LLC 6.50%, 8/1/2029 (c)	474	419
James Hardie International Finance DAC 5.00%, 1/15/2028 (c)	450	434
Jazz Securities DAC 4.38%, 1/15/2029 (c)	4,875	4,491
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	1,631	1,634
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	77

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
JBS USA LUX SA 6.75%, 2/15/2028 (c)	1,722	1,778
JELD-WEN, Inc.
6.25%, 5/15/2025 (c)	1,197	1,222
4.63%, 12/15/2025 (c)	2,505	2,361
4.88%, 12/15/2027 (c)	1,760	1,596
Joseph T Ryerson & Son, Inc. 8.50%, 8/1/2028 (c)	100	108
Kaiser Aluminum Corp.
4.63%, 3/1/2028 (c)	1,500	1,376
4.50%, 6/1/2031 (a) (c)	2,065	1,781
Kansas City Southern 3.50%, 5/1/2050	35	28
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	1,545	1,425
5.00%, 3/1/2031	3,674	3,316
Keurig Dr Pepper, Inc.
3.20%, 5/1/2030	253	231
4.50%, 4/15/2052	35	33
KFC Holding Co. 4.75%, 6/1/2027 (c)	1,000	998
Kimco Realty Corp., REIT 2.25%, 12/1/2031	46	39
Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	80	72
Kontoor Brands, Inc. 4.13%, 11/15/2029 (c)	410	356
Korn Ferry 4.63%, 12/15/2027 (c)	450	426
Kraft Heinz Foods Co. 3.75%, 4/1/2030 (a)	155	147
Kroger Co. (The) 1.70%, 1/15/2031 (a)	176	144
L3Harris Technologies, Inc. 1.80%, 1/15/2031	185	152
LABL, Inc.
6.75%, 7/15/2026 (c)	8,760	8,429
10.50%, 7/15/2027 (c)	2,020	1,949
Lamar Media Corp.
3.75%, 2/15/2028	1,215	1,112
4.00%, 2/15/2030	630	565
3.63%, 1/15/2031	361	314
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (a) (c)	1,115	1,084
4.13%, 1/31/2030 (c)	8,032	7,168
4.38%, 1/31/2032 (c)	1,728	1,544
Laredo Petroleum, Inc. 9.50%, 1/15/2025	2,212	2,267
LD Holdings Group LLC 6.50%, 11/1/2025 (c)	1,101	912
Lear Corp. 2.60%, 1/15/2032	25	21
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Level 3 Financing, Inc.
5.38%, 5/1/2025	10,443	10,352
5.25%, 3/15/2026	1,599	1,555
4.63%, 9/15/2027 (c)	4,657	4,185
3.63%, 1/15/2029 (c)	1,404	1,139
Levi Strauss & Co. 3.50%, 3/1/2031 (a) (c)	509	440
LGI Homes, Inc. 4.00%, 7/15/2029 (c)	305	252
Liberty Interactive LLC 8.25%, 2/1/2030 (a)	2,370	2,093
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (c)	2,113	1,873
Lithia Motors, Inc. 4.38%, 1/15/2031 (c)	1,668	1,530
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (c)	2,560	2,528
5.63%, 3/15/2026 (c)	5,302	5,236
6.50%, 5/15/2027 (c)	6,460	6,701
4.75%, 10/15/2027 (a) (c)	6,631	6,230
3.75%, 1/15/2028 (c)	903	817
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (c)	520	447
Lowe's Cos., Inc.
1.70%, 9/15/2028	75	66
2.63%, 4/1/2031	166	146
3.70%, 4/15/2046 (a)	122	102
LPL Holdings, Inc.
4.63%, 11/15/2027 (c)	1,900	1,803
4.00%, 3/15/2029 (c)	1,681	1,530
Lumen Technologies, Inc.
Series Y, 7.50%, 4/1/2024	6,646	6,825
5.63%, 4/1/2025	3,267	3,185
5.13%, 12/15/2026 (a) (c)	12,528	11,275
4.00%, 2/15/2027 (a) (c)	6,160	5,478
Series G, 6.88%, 1/15/2028	799	761
4.50%, 1/15/2029 (c)	1,780	1,406
5.38%, 6/15/2029 (c)	5,016	4,085
Series P, 7.60%, 9/15/2039	100	87
Series U, 7.65%, 3/15/2042 (a)	772	691
Macy's Retail Holdings LLC
5.88%, 4/1/2029 (c)	157	149
5.88%, 3/15/2030 (a) (c)	771	723
5.13%, 1/15/2042 (a)	2,150	1,596
4.30%, 2/15/2043	819	563
Madison IAQ LLC
4.13%, 6/30/2028 (c)	750	658
5.88%, 6/30/2029 (c)	4,290	3,496

SEE NOTES TO FINANCIAL STATEMENTS.
78	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Magallanes, Inc.
3.76%, 3/15/2027 (c)	60	58
4.28%, 3/15/2032 (c)	135	125
Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (c)	500	500
Mallinckrodt International Finance SA
5.63%, 10/15/2023 (c) (i)	2,615	1,373
5.50%, 4/15/2025 (c) (i)	5,555	2,889
Marriott Ownership Resorts, Inc.
6.13%, 9/15/2025 (c)	973	996
4.75%, 1/15/2028	36	33
4.50%, 6/15/2029 (c)	656	577
Masonite International Corp.
5.38%, 2/1/2028 (c)	1,582	1,515
3.50%, 2/15/2030 (c)	935	788
MasTec, Inc. 4.50%, 8/15/2028 (a) (c)	5,891	5,648
Matador Resources Co. 5.88%, 9/15/2026	3,555	3,490
Match Group Holdings II LLC
5.00%, 12/15/2027 (c)	545	531
4.63%, 6/1/2028 (c)	200	186
4.13%, 8/1/2030 (c)	1,397	1,249
Mattel, Inc.
3.15%, 3/15/2023	1,000	995
3.38%, 4/1/2026 (c)	1,297	1,261
5.88%, 12/15/2027 (c)	1,034	1,058
3.75%, 4/1/2029 (c)	1,624	1,547
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (c)	7,447	7,270
7.25%, 4/15/2025 (c)	2,610	2,473
McDonald's Corp. 3.70%, 2/15/2042	137	120
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (c)	4,120	3,677
MDC Holdings, Inc. 2.50%, 1/15/2031	190	153
Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 5/31/2022 (d) (e) (f)	2,027	1,707
Meritage Homes Corp. 3.88%, 4/15/2029 (c)	1,226	1,097
Meritor, Inc. 6.25%, 6/1/2025 (a) (c)	571	591
MetLife Capital Trust IV 7.88%, 12/15/2037 (c)	7,703	8,743
MetLife, Inc.
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (d) (e) (f)	11,895	11,328
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (d) (e) (f)	4,741	4,688
6.40%, 12/15/2036	14,937	15,493
9.25%, 4/8/2038 (c)	3,109	3,842
MGM Resorts International
6.00%, 3/15/2023	6,330	6,401
6.75%, 5/1/2025	1,495	1,530
5.75%, 6/15/2025	6,942	6,897
4.63%, 9/1/2026	2,640	2,486
5.50%, 4/15/2027	1,468	1,430
Microchip Technology, Inc. 4.25%, 9/1/2025 (a)	1,091	1,082
Midcontinent Communications 5.38%, 8/15/2027 (c)	2,488	2,432
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (c)	764	670
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	4,455	4,544
Minerals Technologies, Inc. 5.00%, 7/1/2028 (c)	450	420
Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042 (a)	128	115
MIWD Holdco II LLC 5.50%, 2/1/2030 (c)	1,208	1,045
Mohegan Gaming & Entertainment 8.00%, 2/1/2026 (c)	1,717	1,524
Molina Healthcare, Inc.
4.38%, 6/15/2028 (c)	2,202	2,058
3.88%, 11/15/2030 (c)	3,655	3,297
Mondelez International, Inc. 1.50%, 2/4/2031	174	141
Moog, Inc. 4.25%, 12/15/2027 (c)	450	419
Morgan Stanley
Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (d) (e) (f)	914	879
Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (d) (e) (f)	1,997	2,035
(SOFR + 0.86%), 1.51%, 7/20/2027 (f)	182	162
(SOFR + 1.61%), 4.21%, 4/20/2028 (f)	90	89
(SOFR + 1.02%), 1.93%, 4/28/2032 (f)	80	64
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	30	25
(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	25	21
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026 (c)	2,234	2,049
10.50%, 5/15/2027 (c)	168	164
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	79

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Mozart Debt Merger Sub, Inc.
3.88%, 4/1/2029 (c)	6,809	5,949
5.25%, 10/1/2029 (a) (c)	5,302	4,613
MPH Acquisition Holdings LLC 5.50%, 9/1/2028 (c)	100	93
MPLX LP 4.50%, 4/15/2038	141	130
MSCI, Inc.
4.00%, 11/15/2029 (c)	2,662	2,452
3.63%, 9/1/2030 (c)	145	128
3.63%, 11/1/2031 (c)	389	341
Mueller Water Products, Inc. 4.00%, 6/15/2029 (c)	458	410
Murphy Oil Corp. 6.37%, 12/1/2042 (h)	1,325	1,196
Murphy Oil USA, Inc. 3.75%, 2/15/2031 (c)	2,234	1,962
Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	1,376	1,345
Nabors Industries, Inc. 5.75%, 2/1/2025	4,145	3,962
National CineMedia LLC 5.88%, 4/15/2028 (a) (c)	1,745	1,500
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (f)	3,053	2,958
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (c)	450	437
5.50%, 8/15/2028 (c)	5,136	4,674
5.13%, 12/15/2030 (c)	2,280	1,983
5.75%, 11/15/2031 (c)	4,085	3,625
Natural Resource Partners LP 9.13%, 6/30/2025 (c)	283	288
Navient Corp. 5.00%, 3/15/2027 (a)	1,330	1,211
NCR Corp.
5.75%, 9/1/2027 (c)	6,319	6,082
5.00%, 10/1/2028 (c)	2,390	2,282
5.13%, 4/15/2029 (c)	4,509	4,295
6.13%, 9/1/2029 (c)	5,370	5,142
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (c)	1,187	1,119
Netflix, Inc.
5.88%, 2/15/2025	969	1,005
4.88%, 4/15/2028	140	137
5.88%, 11/15/2028	7,453	7,677
5.38%, 11/15/2029 (c)	1,238	1,239
4.88%, 6/15/2030 (a) (c)	1,885	1,838
New Albertsons LP
7.75%, 6/15/2026	1,535	1,621
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
6.63%, 6/1/2028	613	651
7.45%, 8/1/2029	392	412
8.00%, 5/1/2031	2,108	2,269
Newell Brands, Inc.
4.45%, 4/1/2026 (h)	8,050	7,981
5.63%, 4/1/2036 (h)	4,455	4,258
News Corp.
3.88%, 5/15/2029 (c)	5,359	4,846
5.13%, 2/15/2032 (c)	2,090	1,996
Nexstar Media, Inc.
5.63%, 7/15/2027 (c)	13,007	12,658
4.75%, 11/1/2028 (c)	4,557	4,135
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 2.07%), 3.03%, 10/1/2066 (f)	5,650	4,803
(ICE LIBOR USD 3 Month + 2.13%), 2.95%, 6/15/2067 (f)	2,514	2,190
(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (f)	4,282	4,210
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (f)	3,938	3,427
NextEra Energy Operating Partners LP
4.25%, 7/15/2024 (c)	1,811	1,798
4.25%, 9/15/2024 (c)	57	56
4.50%, 9/15/2027 (c)	986	934
NGL Energy Operating LLC 7.50%, 2/1/2026 (c)	2,272	2,140
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	914	915
Nielsen Finance LLC
5.63%, 10/1/2028 (c)	2,818	2,731
4.75%, 7/15/2031 (c)	280	265
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (d) (e) (f)	8,367	8,074
1.70%, 2/15/2031	190	150
Nissan Motor Acceptance Co. LLC
1.85%, 9/16/2026 (c)	260	225
2.45%, 9/15/2028 (c)	122	104
NMG Holding Co., Inc. 7.13%, 4/1/2026 (c)	8,290	8,230
NMI Holdings, Inc. 7.38%, 6/1/2025 (c)	411	428
Norfolk Southern Corp. 2.30%, 5/15/2031	132	114

SEE NOTES TO FINANCIAL STATEMENTS.
80	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (c)	764	760
NortonLifeLock, Inc. 5.00%, 4/15/2025 (c)	1,378	1,376
Novelis Corp.
3.25%, 11/15/2026 (c)	2,573	2,348
4.75%, 1/30/2030 (c)	4,705	4,327
3.88%, 8/15/2031 (c)	1,286	1,103
NRG Energy, Inc.
6.63%, 1/15/2027	2,341	2,370
5.75%, 1/15/2028	805	787
3.38%, 2/15/2029 (c)	1,950	1,653
5.25%, 6/15/2029 (c)	3,187	3,002
3.63%, 2/15/2031 (c)	3,605	3,001
3.88%, 2/15/2032 (c)	3,504	2,925
NuStar Logistics LP
5.75%, 10/1/2025	1,615	1,607
6.00%, 6/1/2026	2,167	2,162
5.63%, 4/28/2027	3,035	2,910
6.38%, 10/1/2030	2,025	1,994
Oasis Petroleum, Inc. 6.38%, 6/1/2026 (c)	2,095	2,105
Occidental Petroleum Corp.
8.00%, 7/15/2025	5,030	5,420
5.88%, 9/1/2025	2,940	3,020
5.50%, 12/1/2025	2,313	2,353
8.50%, 7/15/2027	6,264	7,063
6.38%, 9/1/2028	2,425	2,546
8.88%, 7/15/2030	6,661	8,000
6.63%, 9/1/2030	2,425	2,628
6.13%, 1/1/2031 (a)	3,981	4,184
Oceaneering International, Inc.
4.65%, 11/15/2024	2,194	2,123
6.00%, 2/1/2028	1,175	1,093
ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	3,751	3,480
ONE Gas, Inc. (ICE LIBOR USD 3 Month + 0.61%), 1.36%, 3/11/2023 (f)	38	38
OneMain Finance Corp.
5.63%, 3/15/2023	3,088	3,119
6.88%, 3/15/2025	2,110	2,121
7.13%, 3/15/2026	502	508
3.50%, 1/15/2027	1,267	1,113
6.63%, 1/15/2028	4,188	4,136
5.38%, 11/15/2029	1,405	1,261
4.00%, 9/15/2030 (a)	1,550	1,269
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Option Care Health, Inc. 4.38%, 10/31/2029 (c)	513	461
Oracle Corp. 3.80%, 11/15/2037	279	229
Organon & Co.
4.13%, 4/30/2028 (c)	10,125	9,419
5.13%, 4/30/2031 (c)	5,943	5,371
Outfront Media Capital LLC 5.00%, 8/15/2027 (c)	2,492	2,371
Ovintiv, Inc. 8.13%, 9/15/2030	250	298
Owens & Minor, Inc.
4.50%, 3/31/2029 (c)	4,018	3,614
6.63%, 4/1/2030 (c)	1,716	1,680
Owens-Brockway Glass Container, Inc.
6.38%, 8/15/2025 (a) (c)	1,084	1,081
6.63%, 5/13/2027 (a) (c)	2,358	2,323
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (c)	4,802	4,190
Papa John's International, Inc. 3.88%, 9/15/2029 (c)	407	356
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	8,148	7,434
Paramount Global
4.20%, 5/19/2032	145	134
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	12,291	11,863
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (f)	8,290	8,034
Patrick Industries, Inc. 4.75%, 5/1/2029 (c)	247	212
Patterson-UTI Energy, Inc.
3.95%, 2/1/2028	1,984	1,827
5.15%, 11/15/2029	200	190
PBF Holding Co. LLC 9.25%, 5/15/2025 (c)	2,871	2,976
PBF Logistics LP 6.88%, 5/15/2023	770	768
Penske Truck Leasing Co. LP 4.88%, 7/11/2022 (c)	45	45
Performance Food Group, Inc.
6.88%, 5/1/2025 (c)	400	410
5.50%, 10/15/2027 (c)	4,211	4,086
4.25%, 8/1/2029 (c)	6,332	5,627
PetSmart, Inc.
4.75%, 2/15/2028 (c)	2,606	2,424
7.75%, 2/15/2029 (c)	2,226	2,215
PG&E Corp.
5.00%, 7/1/2028 (a)	6,052	5,569
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	81

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.25%, 7/1/2030	503	457
PGT Innovations, Inc. 4.38%, 10/1/2029 (c)	2,099	1,842
Philip Morris International, Inc. 3.38%, 8/15/2029	195	183
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a) (c)	10,815	10,004
Physicians Realty LP
3.95%, 1/15/2028	60	58
2.63%, 11/1/2031	20	17
Pike Corp. 5.50%, 9/1/2028 (c)	2,448	2,222
Pilgrim's Pride Corp. 5.88%, 9/30/2027 (c)	2,410	2,428
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (d) (e) (f)	3,773	3,141
Plantronics, Inc. 4.75%, 3/1/2029 (c)	2,758	2,795
Playtika Holding Corp. 4.25%, 3/15/2029 (c)	499	450
PM General Purchaser LLC 9.50%, 10/1/2028 (c)	2,098	2,025
PNC Financial Services Group, Inc. (The)
Series O, (ICE LIBOR USD 3 Month + 3.68%), 3.99%, 8/1/2022 (d) (e) (f)	10,102	10,014
Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (d) (e) (f)	8,712	8,527
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	12,810	11,017
Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (d) (e) (f)	3,591	3,447
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 6.00%, 5/15/2027 (d) (e) (f)	3,530	3,521
Post Holdings, Inc.
5.75%, 3/1/2027 (c)	1,886	1,860
5.63%, 1/15/2028 (a) (c)	4,711	4,454
5.50%, 12/15/2029 (c)	7,221	6,571
4.63%, 4/15/2030 (c)	3,100	2,651
PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 3.66%, 3/30/2067 (f)	12,547	10,941
PRA Group, Inc. 5.00%, 10/1/2029 (c)	689	637
Presidio Holdings, Inc. 4.88%, 2/1/2027 (c)	2,415	2,292
Prestige Brands, Inc.
5.13%, 1/15/2028 (c)	900	855
3.75%, 4/1/2031 (c)	2,119	1,796
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (c)	9,707	9,307
3.38%, 8/31/2027 (c)	3,986	3,402
PROG Holdings, Inc. 6.00%, 11/15/2029 (c)	616	544
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (e) (f)	7,704	7,357
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (f)	4,231	4,220
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	19,489	19,486
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 5.12%, 3/1/2052 (f)	3,685	3,584
PTC, Inc.
3.63%, 2/15/2025 (c)	434	420
4.00%, 2/15/2028 (c)	820	760
Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031	248	209
QVC, Inc. 4.38%, 3/15/2023	587	587
Qwest Corp. 7.25%, 9/15/2025	325	353
Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	4,785	4,606
Range Resources Corp.
4.88%, 5/15/2025	3,485	3,450
8.25%, 1/15/2029	2,764	2,964
4.75%, 2/15/2030 (a) (c)	1,227	1,170
Raytheon Technologies Corp.
1.90%, 9/1/2031	329	270
4.15%, 5/15/2045	236	220
Realogy Group LLC
5.75%, 1/15/2029 (c)	1,500	1,257
5.25%, 4/15/2030 (c)	5,768	4,673
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	385	313
Renewable Energy Group, Inc. 5.88%, 6/1/2028 (c)	560	593
Rent-A-Center, Inc. 6.38%, 2/15/2029 (a) (c)	474	409
Resolute Forest Products, Inc. 4.88%, 3/1/2026 (a) (c)	245	234
RHP Hotel Properties LP
4.75%, 10/15/2027	12,200	11,376
4.50%, 2/15/2029 (c)	2,463	2,225

SEE NOTES TO FINANCIAL STATEMENTS.
82	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Rite Aid Corp.
7.50%, 7/1/2025 (c)	5,077	4,347
8.00%, 11/15/2026 (a) (c)	8,786	7,384
Rockcliff Energy II LLC 5.50%, 10/15/2029 (c)	1,475	1,431
Rocket Mortgage LLC
2.88%, 10/15/2026 (c)	2,844	2,517
3.63%, 3/1/2029 (c)	3,148	2,692
4.00%, 10/15/2033 (c)	486	389
Roper Technologies, Inc. 3.13%, 11/15/2022	93	93
Royal Caribbean Cruises Ltd.
10.88%, 6/1/2023 (c)	2,590	2,710
9.13%, 6/15/2023 (c)	447	461
11.50%, 6/1/2025 (c)	4,466	4,855
Royalty Pharma plc 2.15%, 9/2/2031	86	69
RP Escrow Issuer LLC 5.25%, 12/15/2025 (c)	1,927	1,792
RR Donnelley & Sons Co. 8.25%, 7/1/2027 (a)	450	502
Ryder System, Inc. 2.50%, 9/1/2022	100	100
S&P Global, Inc. 2.90%, 3/1/2032 (c)	130	117
Sabre GLBL, Inc.
9.25%, 4/15/2025 (c)	1,432	1,527
7.38%, 9/1/2025 (c)	2,875	2,908
Sagicor Financial Co. Ltd. 5.30%, 5/13/2028 (c)	569	555
Sally Holdings LLC 5.63%, 12/1/2025	1,047	1,051
SBA Communications Corp., REIT 3.13%, 2/1/2029	1,050	901
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026 (a)	2,180	2,158
4.50%, 10/15/2029 (a)	1,140	1,000
4.00%, 4/1/2031 (a)	2,754	2,265
4.38%, 2/1/2032	3,297	2,753
Scripps Escrow II, Inc.
3.88%, 1/15/2029 (c)	1,359	1,208
5.38%, 1/15/2031 (a) (c)	1,315	1,171
Scripps Escrow, Inc. 5.88%, 7/15/2027 (c)	880	840
Sealed Air Corp. 5.13%, 12/1/2024 (c)	155	158
SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/2029 (c)	905	823
SEG Holding LLC 5.63%, 10/15/2028 (c)	331	323
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Sempra Energy
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (d) (e) (f)	12,275	12,091
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (f)	8,262	7,261
Sensata Technologies BV
4.88%, 10/15/2023 (c)	4,531	4,543
5.63%, 11/1/2024 (c)	731	739
5.00%, 10/1/2025 (c)	172	171
4.00%, 4/15/2029 (c)	5,290	4,716
Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)	878	742
Service Corp. International
7.50%, 4/1/2027	2,735	2,974
4.63%, 12/15/2027	825	800
5.13%, 6/1/2029	3,005	2,964
3.38%, 8/15/2030	1,412	1,214
4.00%, 5/15/2031	2,700	2,430
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	300	289
Silgan Holdings, Inc. 4.13%, 2/1/2028	928	865
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a) (c)	2,890	2,532
5.50%, 3/1/2030 (c)	2,164	1,769
4.13%, 12/1/2030 (c)	2,735	2,269
Sirius XM Radio, Inc.
3.13%, 9/1/2026 (c)	744	685
5.00%, 8/1/2027 (c)	23,245	22,431
4.00%, 7/15/2028 (c)	4,395	3,972
5.50%, 7/1/2029 (c)	4,617	4,440
4.13%, 7/1/2030 (c)	680	597
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (c)	9,141	9,104
5.50%, 4/15/2027 (a) (c)	2,114	2,072
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	1,390	1,444
SM Energy Co.
5.63%, 6/1/2025	3,980	3,890
6.75%, 9/15/2026	968	963
6.50%, 7/15/2028 (a)	1,006	992
Sonic Automotive, Inc. 4.63%, 11/15/2029 (c)	2,821	2,427
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	83

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 4.52%, 5/31/2022 (d) (e) (f)	2,040	2,009
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	60	48
Southwestern Energy Co.
7.75%, 10/1/2027	1,705	1,779
5.38%, 3/15/2030	4,399	4,343
4.75%, 2/1/2032	928	878
Spanish Broadcasting System, Inc. 9.75%, 3/1/2026 (c)	315	308
Spectrum Brands, Inc.
5.75%, 7/15/2025	91	92
5.00%, 10/1/2029 (c)	2,486	2,312
5.50%, 7/15/2030 (c)	5,413	5,037
3.88%, 3/15/2031 (c)	1,561	1,307
Spirit AeroSystems, Inc.
5.50%, 1/15/2025 (c)	1,147	1,136
7.50%, 4/15/2025 (c)	4,150	4,202
Sprint Capital Corp.
6.88%, 11/15/2028	6,265	6,876
8.75%, 3/15/2032	18,554	23,579
Sprint Corp.
7.88%, 9/15/2023	10,601	11,131
7.13%, 6/15/2024	6,327	6,659
7.63%, 2/15/2025	22,072	23,479
7.63%, 3/1/2026	29,453	31,991
SRS Distribution, Inc. 4.63%, 7/1/2028 (c)	5,500	5,035
SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	10,123	9,921
Stagwell Global LLC 5.63%, 8/15/2029 (c)	3,411	3,011
Standard Industries, Inc.
5.00%, 2/15/2027 (c)	1,647	1,561
4.75%, 1/15/2028 (c)	9,295	8,551
4.38%, 7/15/2030 (c)	225	188
3.38%, 1/15/2031 (c)	1,408	1,125
Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (f)	670	640
Staples, Inc.
7.50%, 4/15/2026 (c)	15,693	14,987
10.75%, 4/15/2027 (c)	7,739	6,857
State Street Corp.
Series F, (ICE LIBOR USD 3 Month + 3.60%), 4.42%, 6/15/2022 (d) (e) (f)	1,960	1,950
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (d) (e) (f)	4,393	4,198
(SOFR + 0.73%), 2.20%, 2/7/2028 (f)	290	269
Station Casinos LLC 4.50%, 2/15/2028 (c)	6,494	5,894
Stericycle, Inc. 3.88%, 1/15/2029 (c)	1,821	1,606
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	1,940	1,945
Summit Materials LLC 5.25%, 1/15/2029 (c)	952	893
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (c)	2,093	1,954
Sunoco LP
5.88%, 3/15/2028	423	417
4.50%, 5/15/2029	2,780	2,500
4.50%, 4/30/2030 (c)	4,242	3,828
SVB Financial Group
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (d) (e) (f)	11,860	10,315
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026 (d) (e) (f)	4,135	3,579
Switch Ltd.
3.75%, 9/15/2028 (c)	845	792
4.13%, 6/15/2029 (c)	1,447	1,382
Synaptics, Inc. 4.00%, 6/15/2029 (c)	1,991	1,755
Syneos Health, Inc. 3.63%, 1/15/2029 (a) (c)	911	806
Sysco Corp.
3.25%, 7/15/2027	265	255
2.40%, 2/15/2030	186	163
Take-Two Interactive Software, Inc.
3.70%, 4/14/2027	100	98
4.00%, 4/14/2032	30	29
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (c)	7,631	7,788
6.00%, 3/1/2027 (c)	1,000	960
5.50%, 1/15/2028 (c)	710	662
6.00%, 12/31/2030 (c)	2,053	1,899
6.00%, 9/1/2031 (c)	4,277	3,903
Targa Resources Partners LP
6.50%, 7/15/2027	3,538	3,645
5.00%, 1/15/2028	1,745	1,716

SEE NOTES TO FINANCIAL STATEMENTS.
84	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
6.88%, 1/15/2029	1,906	2,010
4.88%, 2/1/2031	4,010	3,855
4.00%, 1/15/2032	3,301	2,993
TEGNA, Inc.
4.75%, 3/15/2026 (c)	1,547	1,533
4.63%, 3/15/2028	3,389	3,261
Teleflex, Inc. 4.63%, 11/15/2027	1,031	1,010
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (c)	8,623	7,470
3.88%, 10/15/2031 (c)	1,890	1,566
Tenet Healthcare Corp.
4.63%, 7/15/2024	2,244	2,238
4.63%, 9/1/2024 (c)	1,018	1,009
4.88%, 1/1/2026 (c)	22,644	22,172
6.25%, 2/1/2027 (c)	17,904	17,770
5.13%, 11/1/2027 (c)	11,231	10,905
4.63%, 6/15/2028 (c)	450	424
4.25%, 6/1/2029 (c)	3,354	3,030
Tenneco, Inc.
5.00%, 7/15/2026 (a)	4,090	3,921
7.88%, 1/15/2029 (c)	2,336	2,360
5.13%, 4/15/2029 (c)	2,780	2,710
Terex Corp. 5.00%, 5/15/2029 (c)	6,511	5,983
TerraForm Power Operating LLC 4.25%, 1/31/2023 (c)	1,671	1,673
Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	230	193
Thor Industries, Inc. 4.00%, 10/15/2029 (c)	510	431
Titan International, Inc. 7.00%, 4/30/2028	419	411
T-Mobile USA, Inc.
4.75%, 2/1/2028	21,452	21,166
2.25%, 11/15/2031	542	443
3.00%, 2/15/2041	170	130
Topaz Solar Farms LLC 5.75%, 9/30/2039 (c)	374	379
TopBuild Corp. 3.63%, 3/15/2029 (c)	920	802
TransDigm, Inc. 6.25%, 3/15/2026 (c)	9,380	9,333
Transocean Guardian Ltd. 5.88%, 1/15/2024 (c)	2,104	2,013
Transocean Pontus Ltd. 6.13%, 8/1/2025 (a) (c)	3,570	3,507
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a) (c)	2,633	2,534
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	308	303
Transocean, Inc. 11.50%, 1/30/2027 (a) (c)	500	497
TreeHouse Foods, Inc. 4.00%, 9/1/2028 (a)	742	605
Tri Pointe Homes, Inc.
5.25%, 6/1/2027	1,000	966
5.70%, 6/15/2028	128	123
TriMas Corp. 4.13%, 4/15/2029 (c)	4,555	4,065
TriNet Group, Inc. 3.50%, 3/1/2029 (c)	882	799
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (c)	9,060	8,743
5.13%, 4/1/2029 (c)	2,568	2,264
TripAdvisor, Inc. 7.00%, 7/15/2025 (c)	1,640	1,681
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (c)	2,758	2,283
Triumph Group, Inc.
8.88%, 6/1/2024 (c)	221	229
6.25%, 9/15/2024 (c)	1,545	1,487
7.75%, 8/15/2025 (a)	2,337	2,273
Truist Financial Corp.
Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (d) (e) (f)	2,005	2,002
Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (d) (e) (f)	2,346	2,159
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (e) (f)	15,904	15,844
TTM Technologies, Inc. 4.00%, 3/1/2029 (a) (c)	725	634
Twilio, Inc.
3.63%, 3/15/2029 (a)	1,586	1,400
3.88%, 3/15/2031 (a)	1,586	1,363
Uber Technologies, Inc. 4.50%, 8/15/2029 (c)	3,800	3,273
UDR, Inc.
3.20%, 1/15/2030	160	148
3.00%, 8/15/2031	41	36
Under Armour, Inc. 3.25%, 6/15/2026	2,136	1,966
Unisys Corp. 6.88%, 11/1/2027 (c)	222	223
United Airlines Holdings, Inc.
5.00%, 2/1/2024	2,404	2,386
4.88%, 1/15/2025 (a)	2,345	2,263
United Airlines, Inc. 4.38%, 4/15/2026 (c)	4,662	4,501
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	85

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
United Natural Foods, Inc. 6.75%, 10/15/2028 (c)	509	509
United Rentals North America, Inc.
5.50%, 5/15/2027	10,010	10,185
4.88%, 1/15/2028	3,315	3,226
5.25%, 1/15/2030	2,500	2,425
3.88%, 2/15/2031	5,089	4,487
United States Cellular Corp. 6.70%, 12/15/2033	4,296	4,438
United States Steel Corp.
6.88%, 3/1/2029 (a)	2,747	2,795
6.65%, 6/1/2037	341	334
UnitedHealth Group, Inc. 3.05%, 5/15/2041	75	62
Uniti Group LP
7.88%, 2/15/2025 (c)	1,000	1,018
4.75%, 4/15/2028 (c)	1,000	893
6.50%, 2/15/2029 (c)	328	283
6.00%, 1/15/2030 (c)	1,000	834
Universal Health Services, Inc. 2.65%, 1/15/2032 (a) (c)	166	136
Univision Communications, Inc. 4.50%, 5/1/2029 (c)	1,489	1,336
Urban One, Inc. 7.38%, 2/1/2028 (c)	444	430
US Bancorp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (d) (e) (f)	6,765	5,779
Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (d) (e) (f)	1,414	1,372
US Foods, Inc. 4.63%, 6/1/2030 (c)	2,017	1,805
Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	1,642	1,679
Valvoline, Inc.
4.25%, 2/15/2030 (c)	3,267	2,834
3.63%, 6/15/2031 (c)	300	244
Varex Imaging Corp. 7.88%, 10/15/2027 (c)	247	254
Vector Group Ltd.
10.50%, 11/1/2026 (c)	464	474
5.75%, 2/1/2029 (c)	1,662	1,458
Venator Finance SARL 5.75%, 7/15/2025 (a) (c)	3,375	2,768
Ventas Realty LP, REIT 4.00%, 3/1/2028	100	98
Verizon Communications, Inc.
4.40%, 11/1/2034	246	242
4.27%, 1/15/2036	150	145
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
3.40%, 3/22/2041	112	94
Viavi Solutions, Inc. 3.75%, 10/1/2029 (c)	1,738	1,564
VICI Properties LP
5.63%, 5/1/2024 (c)	1,490	1,502
3.50%, 2/15/2025 (c)	527	506
4.63%, 6/15/2025 (c)	2,251	2,210
4.50%, 9/1/2026 (c)	995	956
4.25%, 12/1/2026 (c)	8,012	7,592
5.75%, 2/1/2027 (c)	4,882	4,882
3.75%, 2/15/2027 (c)	1,875	1,729
4.50%, 1/15/2028 (c)	555	547
3.88%, 2/15/2029 (c)	3,853	3,503
4.63%, 12/1/2029 (c)	4,688	4,402
4.13%, 8/15/2030 (c)	1,620	1,455
Victoria's Secret & Co. 4.63%, 7/15/2029 (c)	630	517
Victors Merger Corp. 6.38%, 5/15/2029 (c)	569	341
Viper Energy Partners LP 5.38%, 11/1/2027 (c)	489	487
Virtusa Corp. 7.13%, 12/15/2028 (a) (c)	310	279
Vista Outdoor, Inc. 4.50%, 3/15/2029 (c)	8,140	7,285
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (c) (d) (e) (f)	1,712	1,665
Vistra Operations Co. LLC
5.50%, 9/1/2026 (c)	1,952	1,945
5.63%, 2/15/2027 (c)	6,875	6,772
5.00%, 7/31/2027 (c)	1,266	1,206
4.38%, 5/1/2029 (c)	1,498	1,359
VM Consolidated, Inc. 5.50%, 4/15/2029 (c)	357	319
VMware, Inc. 2.20%, 8/15/2031	286	233
W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	571	567
Wabash National Corp. 4.50%, 10/15/2028 (c)	3,221	2,696
Warrior Met Coal, Inc. 7.88%, 12/1/2028 (c)	362	379
Weatherford International Ltd. 11.00%, 12/1/2024 (c)	996	1,026
WEC Energy Group, Inc. 1.80%, 10/15/2030	100	82
Weekley Homes LLC 4.88%, 9/15/2028 (c)	599	529
Welbilt, Inc. 9.50%, 2/15/2024	940	944

SEE NOTES TO FINANCIAL STATEMENTS.
86	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (d) (e) (f)	7,127	6,976
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (d) (e) (f)	2,207	2,224
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	25,317	23,100
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (c)	1,046	582
9.00%, 11/15/2026 (a) (c)	10,989	6,825
13.13%, 11/15/2027 (c)	444	167
WESCO Distribution, Inc.
7.13%, 6/15/2025 (c)	5,708	5,929
7.25%, 6/15/2028 (c)	5,708	5,894
William Carter Co. (The) 5.63%, 3/15/2027 (c)	9,312	9,279
Windstream Escrow LLC 7.75%, 8/15/2028 (a) (c)	2,115	2,015
Winnebago Industries, Inc. 6.25%, 7/15/2028 (c)	305	303
WMG Acquisition Corp.
3.75%, 12/1/2029 (c)	5,431	4,868
3.00%, 2/15/2031 (c)	3,119	2,602
Wolverine World Wide, Inc. 4.00%, 8/15/2029 (a) (c)	560	476
World Acceptance Corp. 7.00%, 11/1/2026 (c)	305	265
WP Carey, Inc.
2.40%, 2/1/2031	150	127
2.45%, 2/1/2032	30	25
WR Grace Holdings LLC
5.63%, 10/1/2024 (c)	1,010	1,013
4.88%, 6/15/2027 (c)	250	235
5.63%, 8/15/2029 (c)	1,596	1,360
WW International, Inc. 4.50%, 4/15/2029 (a) (c)	509	403
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (c)	525	489
Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	11,657	11,278
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	6,555	5,740
Xerox Holdings Corp. 5.00%, 8/15/2025 (c)	1,412	1,356
Yum! Brands, Inc.
4.75%, 1/15/2030 (c)	1,834	1,745
3.63%, 3/15/2031	4,332	3,722
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.63%, 1/31/2032	3,567	3,242
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (c)	4,071	3,542
Ziff Davis, Inc. 4.63%, 10/15/2030 (c)	1,870	1,667
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	95	81
ZipRecruiter, Inc. 5.00%, 1/15/2030 (c)	578	540
Zoetis, Inc. 2.00%, 5/15/2030	182	157
ZoomInfo Technologies LLC 3.88%, 2/1/2029 (c)	1,242	1,099
		3,428,183
Uzbekistan — 0.0% ^
Uzbekneftegaz JSC 4.75%, 11/16/2028 (c)	1,350	1,100
Total Corporate Bonds (Cost $4,480,787)		4,195,461
Equity Linked Notes — 7.1%
Canada — 1.1%
Royal Bank of Canada, ELN, 7.50%, 5/11/2022, (linked to Russell 2000 Index) (b)	68	126,519
France — 4.0%
BNP Paribas SA, ELN, 7.00%, 5/18/2022, (linked to Russell 2000 Index) (c)	66	122,386
BNP Paribas SA, ELN, 7.00%, 7/27/2022, (linked to Russell 2000 Index) (c)	64	120,568
Societe Generale SA, ELN, 7.00%, 5/25/2022, (linked to Russell 2000 Index) (b)	64	119,827
Societe Generale SA, ELN, 7.50%, 8/10/2022, (linked to Russell 2000 Index) (b)	64	121,356
		484,137
United Kingdom — 2.0%
Barclays Bank plc, ELN, 7.00%, 7/20/2022, (linked to Russell 2000 Index) (b)	64	120,498
Barclays Bank plc, ELN, 7.00%, 8/3/2022, (linked to Russell 2000 Index) (b)	64	120,631
		241,129
Total Equity Linked Notes (Cost $881,500)		851,785
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	87

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 4.0%
United States — 4.0%
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (c)	2,500	2,006
Series 2019-BN16, Class F, 3.85%, 2/15/2052 ‡ (c) (j)	2,000	1,358
Series 2019-BN21, Class F, 2.68%, 10/17/2052 ‡ (c)	4,000	2,551
Series 2019-BN23, Class D, 2.50%, 12/15/2052 ‡ (c)	4,000	3,099
Series 2020-BN30, Class F, 2.00%, 12/15/2053 ‡ (c) (j)	3,000	1,747
Series 2021-BN31, Class E, 2.50%, 2/15/2054 ‡ (c) (j)	2,500	1,793
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 ‡ (c) (j)	8,500	6,951
Series 2018-BN14, Class F, 3.94%, 9/15/2060 ‡ (c)	1,534	929
Series 2018-BN15, Class E, 3.00%, 11/15/2061 ‡ (c)	1,000	721
Series 2019-BN18, Class F, 3.33%, 5/15/2062 ‡ (c)	9,699	6,498
Series 2019-BN24, Class D, 2.50%, 11/15/2062 ‡ (c)	1,000	730
Series 2020-BN25, Class D, 2.50%, 1/15/2063 ‡ (c)	1,000	753
Series 2020-BN26, Class D, 2.50%, 3/15/2063 ‡ (c)	1,350	1,027
Series 2020-BN28, Class E, 2.50%, 3/15/2063 ‡ (c)	3,000	2,135
BBCMS MORTGAGE TRUST Series 2017-C1, Class D, 3.66%, 2/15/2050 ‡ (c) (j)	2,887	2,438
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (c)	975	753
Series 2019-B9, Class F, 3.92%, 3/15/2052 ‡ (c) (j)	6,590	4,520
Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (c)	4,000	3,159
Series 2020-B21, Class E, 2.00%, 12/17/2053 ‡ (c)	2,500	1,653
Series 2020-B21, Class F, 2.00%, 12/17/2053 ‡ (c)	3,000	1,734
Series 2021-B26, Class F, 1.98%, 6/15/2054 ‡ (c) (j)	10,000	5,577
Series 2019-B14, Class E, 2.50%, 12/15/2062 ‡ (c)	1,415	1,009
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-B15, Class E, 2.75%, 12/15/2072 ‡ (c)	4,391	3,308
Series 2019-B15, Class F, 2.75%, 12/15/2072 ‡ (c) (j)	5,000	3,168
BX Series 2021-MFM1, Class G, 4.45%, 1/15/2034 ‡ (c) (j)	750	722
BX Commercial Mortgage Trust Series 2020-VIV2, Class C, 3.66%, 3/9/2044 ‡ (c) (j)	30,590	27,097
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 2.70%, 12/15/2037 ‡ (c) (j)	2,690	2,637
CD Mortgage Trust
Series 2016-CD2, Class C, 4.11%, 11/10/2049 (j)	750	673
Series 2017-CD4, Class D, 3.30%, 5/10/2050 ‡ (c)	1,000	834
Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (c)	1,831	1,472
Series 2017-CD6, Class C, 4.41%, 11/13/2050 ‡ (j)	1,371	1,289
Series 2018-CD7, Class D, 3.26%, 8/15/2051 ‡ (c) (j)	2,000	1,641
Series 2019-CD8, Class E, 3.00%, 8/15/2057 ‡ (c)	2,000	1,423
Series 2019-CD8, Class F, 3.00%, 8/15/2057 ‡ (c)	1,500	891
CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.34%, 11/10/2049 ‡ (c) (j)	1,000	832
CGMS Commercial Mortgage Trust Series 2017-B1, Class E, 3.30%, 8/15/2050 ‡ (c) (j)	3,000	2,058
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (c) (j)	2,750	2,813
Series 2015-GC27, Class D, 4.57%, 2/10/2048 ‡ (c) (j)	3,756	3,424
Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	2,500	2,176
Series 2016-C1, Class D, 5.11%, 5/10/2049 ‡ (c) (j)	2,225	2,045
Series 2016-C2, Class D, 3.25%, 8/10/2049 ‡ (c) (j)	1,000	832
Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	1,325	1,080
Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (c)	3,000	2,299

SEE NOTES TO FINANCIAL STATEMENTS.
88	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (j)	910	866
Series 2020-GC46, Class E, 2.60%, 2/15/2053 ‡ (c)	4,500	3,204
Commercial Mortgage Trust
Series 2020-CBM, Class F, 3.75%, 2/10/2037 ‡ (c) (j)	2,750	2,456
Series 2014-CR15, Class C, 4.82%, 2/10/2047 (j)	3,375	3,387
Series 2014-LC15, Class D, 5.17%, 4/10/2047 ‡ (c) (j)	1,500	1,431
Series 2014-CR19, Class D, 4.85%, 8/10/2047 ‡ (c) (j)	400	372
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (c)	5,100	4,391
Series 2014-LC17, Class D, 3.69%, 10/10/2047 ‡ (c)	3,250	3,015
Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (c)	3,275	2,754
Series 2015-CR22, Class E, 3.00%, 3/10/2048 ‡ (c)	2,500	2,092
Series 2015-CR22, Class D, 4.21%, 3/10/2048 ‡ (c) (j)	1,000	927
Series 2015-LC21, Class D, 4.48%, 7/10/2048 ‡ (j)	450	409
Series 2015-CR24, Class D, 3.46%, 8/10/2048 ‡ (j)	2,134	1,888
Series 2015-CR25, Class D, 3.93%, 8/10/2048 ‡ (j)	2,000	1,727
Series 2015-CR27, Class D, 3.60%, 10/10/2048 ‡ (c) (j)	500	441
Series 2015-CR26, Class D, 3.63%, 10/10/2048 ‡ (j)	2,500	2,206
Series 2015-LC23, Class D, 3.76%, 10/10/2048 ‡ (c) (j)	2,750	2,512
Series 2015-LC23, Class E, 3.76%, 10/10/2048 ‡ (c) (j)	1,500	1,289
Series 2016-CR28, Class D, 4.02%, 2/10/2049 ‡ (j)	1,350	1,245
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	25	26
CSAIL Commercial Mortgage Trust
Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (j)	3,835	3,684
Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (j)	1,000	958
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.62%, 8/10/2049 ‡ (c) (j)	1,170	931
Series 2016-C3, Class E, 4.37%, 8/10/2049 ‡ (c) (j)	1,250	940
FHLMC, Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	1,938
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 2.29%, 1/25/2051 (c) (j)	546	531
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.40%, 7/25/2023 (j)	103,480	321
Series KC03, Class X1, IO, 0.63%, 11/25/2024 (j)	64,737	790
Series K734, Class X3, IO, 2.24%, 7/25/2026 (j)	13,025	967
Series KC04, Class X1, IO, 1.41%, 12/25/2026 (j)	14,949	551
Series K084, Class X3, IO, 2.31%, 11/25/2028 (j)	6,000	713
Series K090, Class X3, IO, 2.39%, 10/25/2029 (j)	1,750	232
Series K723, Class X3, IO, 1.97%, 10/25/2034 (j)	6,544	172
Series Q012, Class X, IO, 4.16%, 9/25/2035 (j)	24,349	5,207
Series 2021-MN2, Class B1, 5.79%, 7/25/2041 (c) (j)	2,000	1,917
Series K054, Class X3, IO, 1.65%, 4/25/2043 (j)	17,000	883
Series K067, Class X3, IO, 2.19%, 9/25/2044 (j)	34,106	3,199
Series K727, Class X3, IO, 2.07%, 10/25/2044 (j)	33,818	1,399
Series K068, Class X3, IO, 2.13%, 10/25/2044 (j)	11,050	1,019
Series K059, Class X3, IO, 1.98%, 11/25/2044 (j)	24,693	1,828
Series K729, Class X3, IO, 2.03%, 11/25/2044 (j)	37,637	1,620
Series K060, Class X3, IO, 1.96%, 12/25/2044 (j)	1,000	73
Series K061, Class X3, IO, 2.04%, 12/25/2044 (j)	1,544	121
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	89

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series K066, Class X3, IO, 2.24%, 8/25/2045 (j)	20,000	1,900
Series K728, Class X3, IO, 2.02%, 11/25/2045 (j)	8,120	372
Series K071, Class X3, IO, 2.08%, 11/25/2045 (j)	5,000	477
Series K089, Class X3, IO, 2.37%, 1/25/2046 (j)	22,283	2,863
Series K087, Class X3, IO, 2.40%, 1/25/2046 (j)	18,300	2,291
Series K082, Class X3, IO, 2.29%, 10/25/2046 (j)	11,750	1,354
Series K102, Class X3, IO, 1.96%, 12/25/2046 (j)	1,180	135
Series K088, Class X3, IO, 2.43%, 2/25/2047 (j)	11,130	1,467
Series K093, Class X3, IO, 2.28%, 5/25/2047 (j)	15,000	1,899
Series K116, Class X3, IO, 3.12%, 9/25/2047 (j)	10,500	2,050
Series K108, Class X3, IO, 3.61%, 4/25/2048 (j)	19,600	4,228
Series 2021-MN1, Class M2, 4.04%, 1/25/2051 (c) (j)	11,750	11,154
Series 2021-MN1, Class B1, 8.04%, 1/25/2051 (c) (j)	2,650	2,833
FNMA ACES
Series 2019-M21, Class X2, IO, 1.43%, 2/25/2031 (j)	5,769	491
Series 2016-M4, Class X2, IO, 2.69%, 1/25/2039 (j)	10,664	135
FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.19%, 4/25/2032 (j)	27,617	1,846
FREMF Mortgage Trust
Series 2017-KF31, Class B, 3.35%, 4/25/2024 (c) (j)	1,322	1,310
Series 2017-KF32, Class B, 3.00%, 5/25/2024 (c) (j)	1,581	1,576
Series 2017-KF38, Class B, 2.95%, 9/25/2024 (c) (j)	632	629
Series 2018-KF47, Class B, 2.45%, 5/25/2025 (c) (j)	1,348	1,327
Series 2018-KF49, Class B, 2.35%, 6/25/2025 (c) (j)	188	181
Series 2018-KF51, Class C, 6.45%, 8/25/2025 (c) (j)	2,802	2,798
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-KF58, Class B, 2.60%, 1/25/2026 (c) (j)	906	900
Series 2019-KC03, Class B, 4.51%, 1/25/2026 (c) (j)	2,304	2,256
Series 2019-KF62, Class B, 2.50%, 4/25/2026 (c) (j)	964	941
Series 2017-KL1E, Class BE, 4.04%, 2/25/2027 (c) (j)	186	155
Series 2017-KF33, Class B, 3.00%, 6/25/2027 (c) (j)	566	557
Series 2017-KF40, Class B, 3.15%, 11/25/2027 (c) (j)	978	968
Series 2018-KF43, Class B, 2.60%, 1/25/2028 (c) (j)	1,623	1,567
Series 21K-F116, Class CS, 6.56%, 6/25/2028 (c) (j)	10,890	11,018
Series 2018-KF50, Class B, 2.35%, 7/25/2028 (c) (j)	326	320
Series 2018-K82, Class B, 4.27%, 9/25/2028 (c) (j)	1,460	1,447
Series 2018-KSW4, Class C, 5.45%, 10/25/2028 (j)	4,525	4,358
Series 2019-KF59, Class B, 2.80%, 2/25/2029 (c) (j)	2,716	2,669
Series 2019-KG01, Class B, 4.31%, 4/25/2029 (c) (j)	3,090	2,894
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (c)	283,727	1,338
Series 2019-KF63, Class B, 2.80%, 5/25/2029 (c) (j)	3,019	2,993
Series 2019-KW09, Class C, PO, 6/25/2029 (c)	24,011	14,856
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (c)	32,681	173
Series 21K-F102, Class CS, 6.16%, 1/25/2031 (c) (j)	11,408	11,618
Series 2017-K153, Class B, PO, 4/25/2032 (c)	10,281	5,233
Series 2017-K729, Class B, 3.80%, 11/25/2049 (c) (j)	1,400	1,387
Series 2017-K724, Class D, PO, 12/25/2049 (c)	20,000	17,671
Series 2017-K724, Class X2A, IO, 0.10%, 12/25/2049 (c)	165,879	165
Series 2017-K724, Class X2B, IO, 0.10%, 12/25/2049 (c)	52,000	62
Series 2019-K103, Class B, 3.57%, 12/25/2051 (c) (j)	970	893

SEE NOTES TO FINANCIAL STATEMENTS.
90	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
GNMA
Series 2012-44, IO, 0.03%, 3/16/2049 (j)	4,756	2
Series 2015-86, IO, 0.40%, 5/16/2052 (j)	8,181	166
Series 2013-7, IO, 0.29%, 5/16/2053 (j)	40,762	374
Series 2012-89, IO, 0.19%, 12/16/2053 (j)	7,557	17
Series 2014-186, IO, 0.39%, 8/16/2054 (j)	4,258	59
Series 2015-33, IO, 0.66%, 2/16/2056 (j)	5,610	111
Series 2015-59, IO, 0.90%, 6/16/2056 (j)	3,745	121
Series 2016-40, IO, 0.62%, 7/16/2057 (j)	8,393	227
Series 2016-157, IO, 0.91%, 11/16/2057 (j)	12,829	624
Series 2016-71, Class QI, IO, 0.92%, 11/16/2057 (j)	48,928	2,215
Series 2016-151, IO, 0.89%, 6/16/2058 (j)	41,494	1,844
Series 2017-54, IO, 0.65%, 12/16/2058 (j)	6,871	301
Series 2017-86, IO, 0.73%, 5/16/2059 (j)	2,037	89
Series 2017-148, IO, 0.57%, 7/16/2059 (j)	9,771	389
Series 2019-53, Class IA, IO, 0.78%, 6/16/2061 (j)	6,141	381
Series 2020-145, IO, 0.73%, 3/16/2063 (j)	56,437	3,476
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡ (c) (j)	500	495
Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (c)	800	730
Series 2013-GC12, Class D, 4.59%, 6/10/2046 ‡ (c) (j)	750	724
Series 2015-GC28, Class D, 4.46%, 2/10/2048 ‡ (c) (j)	2,500	2,310
Series 2015-GC32, Class E, 4.57%, 7/10/2048 ‡ (c) (j)	2,500	1,900
Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,380	1,146
Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (c) (j)	2,900	2,435
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-GS6, Class D, 3.24%, 5/10/2050 ‡ (c)	1,750	1,499
Series 2015-GC30, Class D, 3.38%, 5/10/2050 ‡	1,250	1,124
Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (c)	2,250	1,660
Series 2019-GC42, Class D, 2.80%, 9/1/2052 ‡ (c)	2,000	1,555
Jackson Park Trust
Series 2019-LIC, Class E, 3.35%, 10/14/2039 ‡ (c) (j)	3,625	2,845
Series 2019-LIC, Class F, 3.35%, 10/14/2039 ‡ (c) (j)	4,170	3,152
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 ‡ (c)	2,000	1,843
Series 2013-C17, Class D, 5.05%, 1/15/2047 ‡ (c) (j)	1,250	1,176
Series 2014-C21, Class D, 4.80%, 8/15/2047 ‡ (c) (j)	2,049	1,911
Series 2014-C26, Class D, 4.02%, 1/15/2048 ‡ (c) (j)	1,000	911
Series 2016-C1, Class D2, 4.39%, 3/17/2049 ‡ (c) (j)	1,465	1,300
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.69%, 3/15/2050 (c) (j)	7,577	6,660
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D, 3.20%, 12/15/2049 ‡ (c) (j)	2,514	2,095
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.57%, 8/15/2049 ‡ (c) (j)	4,500	3,590
KNDL Mortgage Trust Series 2019-KNSQ, Class E, 2.35%, 5/15/2036 ‡ (c) (j)	2,040	2,004
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (j)	3,353	1,395
MHC Commercial Mortgage Trust Series 2021-MHC, Class G, 3.75%, 4/15/2038 ‡ (c) (j)	14,400	13,874
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (c)	1,500	1,470
Series 2012-C5, Class E, 4.84%, 8/15/2045 ‡ (c) (j)	2,500	2,495
Series 2014-C14, Class D, 5.22%, 2/15/2047 ‡ (c) (j)	3,750	3,736
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	91

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2014-C15, Class D, 5.06%, 4/15/2047 ‡ (c) (j)	365	356
Series 2014-C16, Class C, 4.91%, 6/15/2047 ‡ (j)	2,000	1,878
Series 2015-C24, Class D, 3.26%, 5/15/2048 ‡ (c)	6,000	5,302
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (c) (j)	730	643
Series 2018-L1, Class E, 3.00%, 10/15/2051 ‡ (c)	5,486	4,172
Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (c)	7,075	5,494
Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (c)	2,575	1,886
Series 2021-L5, Class E, 2.50%, 5/15/2054 ‡ (c)	2,885	2,012
MRCD MARK Mortgage Trust
Series 2019-PARK, Class F, 2.72%, 12/15/2036 ‡ (c)	10,000	8,971
Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (c)	4,000	3,523
Series 2019-PARK, Class J, 4.25%, 12/15/2036 ‡ (c)	17,000	15,316
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M7, 2.37%, 10/15/2049 ‡ (c) (j)	142	140
Series 2019-01, Class M10, 3.92%, 10/15/2049 (c) (j)	4,900	4,659
Series 2020-01, Class M10, 4.42%, 3/25/2050 (c) (j)	7,836	7,501
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.31%, 4/10/2043 ‡ (c) (j)	5,000	3,649
VASA Trust Series 2021-VASA, Class G, 5.55%, 7/15/2039 ‡ (c) (j)	1,360	1,330
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (j)	3,060	3,042
Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (c) (j)	218	213
Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (c) (j)	320	307
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class E, 4.20%, 2/15/2040 ‡ (c) (j)	1,818	1,778
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 ‡ (c) (j)	1,500	1,237
Series 2015-C28, Class D, 4.22%, 5/15/2048 ‡ (j)	7,740	7,029
Series 2016-C35, Class D, 3.14%, 7/15/2048 ‡ (c)	5,000	3,885
Series 2018-C43, Class D, 3.00%, 3/15/2051 ‡ (c)	1,250	996
Series 2018-C44, Class D, 3.00%, 5/15/2051 ‡ (c)	1,517	1,185
Series 2019-C52, Class XA, IO, 1.75%, 8/15/2052 (j)	3,765	311
Series 2022-C62, Class C, 4.35%, 4/15/2055 (j)	4,074	3,688
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 ‡ (c)	1,000	896
WFRBS Commercial Mortgage Trust
Series 2014-C19, Class D, 4.23%, 3/15/2047 ‡ (c)	1,500	1,406
Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (c) (j)	5,505	4,919
Total Commercial Mortgage-Backed Securities (Cost $527,799)		486,397
Collateralized Mortgage Obligations — 3.9%
Bermuda — 0.0% ^
Bellemeade Re Ltd. Series 2019-1A, Class M2, 3.37%, 3/25/2029 ‡ (c) (j)	1,000	990
Eagle RE Ltd. Series 2019-1, Class M2, 3.97%, 4/25/2029 ‡ (c) (j)	1,980	1,982
		2,972
United States — 3.9%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 6A1, 2.55%, 2/25/2035 (j)	830	846
Series 2005-2, Class 3A1, 2.76%, 6/25/2035 (j)	678	671
Alternative Loan Trust
Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	5
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	2	2
Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	78	73
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	47	44

SEE NOTES TO FINANCIAL STATEMENTS.
92	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	348	333
Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	12	12
Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	150	150
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	3,269	3,100
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	319	303
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	466	448
Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	1,975	1,877
Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	6,182	5,756
Series 2005-J2, Class 1A5, 1.17%, 4/25/2035 (j)	4,063	3,381
Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	2,495	2,325
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	299	279
Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	2,581	2,279
Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	1,493	1,349
Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,008	947
Series 2005-21CB, Class A4, 5.25%, 6/25/2035	546	477
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	2,429	2,191
Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	106	92
Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,193	1,061
Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	436	413
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,104	1,045
Series 2005-J14, Class A3, 5.50%, 12/25/2035	235	176
Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,242	930
Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,038	777
Series 2005-86CB, Class A4, 5.50%, 2/25/2036	308	223
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	105	85
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	3,026	2,974
Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	567	499
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,222	829
Series 2006-19CB, Class A15, 6.00%, 8/25/2036	444	314
Series 2006-25CB, Class A2, 6.00%, 10/25/2036	213	137
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,304	1,491
Series 2007-8CB, Class A9, 6.00%, 5/25/2037	152	105
Series 2007-19, Class 1A8, 6.00%, 8/25/2037	140	89
American Home Mortgage Investment Trust Series 2007-2, Class 12A1, 1.21%, 3/25/2037 (j)	4,376	1,929
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (c) (j)	2,250	2,149
Series 2019-6, Class B1, 3.94%, 11/25/2059 (c) (j)	4,000	3,974
Series 2019-6, Class B3, 5.98%, 11/25/2059 ‡ (c) (j)	1,285	1,272
Angel Oak Mortgage Trust I LLC
Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (c) (j)	4,000	3,852
Series 2019-4, Class B1, 4.41%, 7/26/2049 (c) (j)	5,000	4,706
Banc of America Alternative Loan Trust
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2	2
Series 2005-11, Class 4A5, 5.75%, 12/25/2035	356	326
Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	485	447
Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	1,073	1,001
Series 2006-5, Class CB7, 6.00%, 6/25/2046	285	265
Banc of America Funding Trust
Series 2007-4, Class 8A1, 5.50%, 11/25/2034	53	42
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	93

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,460	1,296
Series 2005-7, Class 4A7, 6.00%, 11/25/2035	86	83
Series 2006-A, Class 1A1, 2.61%, 2/20/2036 (j)	415	412
Series 2006-2, Class 2A20, 5.75%, 3/25/2036	213	191
Series 2007-5, Class 4A1, 1.04%, 7/25/2037 (j)	2,674	1,941
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 2.63%, 2/25/2034 (j)	248	251
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	152	142
Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 0.99%, 2/25/2034 (j)	214	205
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 1.67%, 10/25/2034 ‡ (j)	318	234
Chase Mortgage Finance Trust
Series 2007-A2, Class 3A1, 2.43%, 6/25/2035 (j)	—	—
Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,093	613
Series 2006-S4, Class A5, 6.00%, 12/25/2036	819	473
Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	198	121
CHL GMSR Issuer Trust
Series 2018-GT1, Class A, 3.42%, 5/25/2023 (c) (j)	4,530	4,492
Series 2018-GT1, Class B, 4.17%, 5/25/2023 ‡ (c) (j)	795	786
CHL Mortgage Pass-Through Trust
Series 2005-20, Class A7, 5.25%, 12/25/2027	89	67
Series 2004-25, Class 2A1, 1.35%, 2/25/2035 (j)	2,012	1,835
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,321	937
Series 2005-31, Class 2A1, 2.44%, 1/25/2036 (j)	579	530
Series 2005-30, Class A5, 5.50%, 1/25/2036	127	95
Series 2006-HYB1, Class 2A2C, 2.68%, 3/20/2036 (j)	1,881	1,796
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-HYB2, Class 2A1B, 2.92%, 4/20/2036 (j)	544	519
Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	92	64
Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,035	602
Series 2006-17, Class A2, 6.00%, 12/25/2036	303	164
Series 2006-18, Class 2A4, 6.00%, 12/25/2036	1,784	1,223
Series 2007-2, Class A2, 6.00%, 3/25/2037	106	62
Series 2007-3, Class A18, 6.00%, 4/25/2037	831	512
Series 2007-10, Class A4, 5.50%, 7/25/2037	106	61
Series 2007-13, Class A4, 6.00%, 8/25/2037	211	132
Series 2007-16, Class A1, 6.50%, 10/25/2037	2,001	1,161
Series 2007-18, Class 2A1, 6.50%, 11/25/2037	429	205
Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	339	319
Citigroup Mortgage Loan Trust
Series 2006-AR3, Class 1A1A, 3.16%, 6/25/2036 (j)	976	968
Series 2006-AR5, Class 1A5A, 2.92%, 7/25/2036 (j)	400	383
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1, 2.19%, 9/25/2035 (j)	276	282
Series 2006-8, Class A3, 1.02%, 10/25/2035 (c) (j)	524	297
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	74	57
COLT Mortgage Loan Trust
Series 2021-3, Class B1, 3.06%, 9/27/2066 ‡ (c) (j)	2,500	2,134
Series 2021-5, Class B1, 4.16%, 11/26/2066 ‡ (c) (j)	3,903	3,423
Series 2021-5, Class B2, 4.16%, 11/26/2066 ‡ (c) (j)	2,247	1,898
Series 2022-1, Class B1, 4.10%, 12/27/2066 ‡ (c) (j)	2,038	1,777
Series 2022-1, Class B2, 4.10%, 12/27/2066 ‡ (c) (j)	2,581	2,165

SEE NOTES TO FINANCIAL STATEMENTS.
94	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Connecticut Avenue Securities Trust
Series 2019-R05, Class 1B1, 4.77%, 7/25/2039 ‡ (c) (j)	2,545	2,545
Series 2019-R07, Class 1B1, 4.07%, 10/25/2039 ‡ (c) (j)	8,500	8,232
Series 2020-R02, Class 2B1, 3.67%, 1/25/2040 ‡ (c) (j)	19,158	17,578
Series 2021-R01, Class 1B1, 3.39%, 10/25/2041 ‡ (c) (j)	5,200	4,871
Series 2021-R03, Class 1B1, 3.04%, 12/25/2041 ‡ (c) (j)	2,000	1,810
Series 2021-R03, Class 1B2, 5.79%, 12/25/2041 ‡ (c) (j)	9,100	8,148
Series 2022-R01, Class 1B2, 6.29%, 12/25/2041 ‡ (c) (j)	11,437	10,368
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	93
Series 2003-29, Class 3A1, 5.50%, 12/25/2033	191	187
Series 2004-AR4, Class 4A1, 2.64%, 5/25/2034 (j)	926	949
Series 2004-AR4, Class 2A1, 3.08%, 5/25/2034 (j)	158	162
Series 2004-AR5, Class 6A1, 2.41%, 6/25/2034 (j)	264	273
Series 2004-4, Class 4A1, 5.50%, 8/25/2034	1,278	1,278
Series 2004-8, Class 4A3, 5.50%, 12/25/2034	91	87
Series 2005-4, Class 2A5, 1.22%, 6/25/2035 (j)	2,467	1,804
Series 2005-10, Class 5A3, 5.50%, 11/25/2035	288	244
CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 2.55%, 10/25/2034 (j)	574	580
CSMC Mortgage-Backed Trust
Series 2006-8, Class 5A1, 5.54%, 10/25/2026 (j)	37	35
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	360	234
Deephaven Residential Mortgage Trust
Series 2021-3, Class B1, 3.27%, 8/25/2066 ‡ (c) (j)	5,000	4,244
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2021-3, Class B2, 4.13%, 8/25/2066 ‡ (c) (j)	4,502	3,815
Series 2021-4, Class B1, 4.16%, 11/25/2066 ‡ (c) (j)	6,000	5,272
Series 2021-4, Class B2, 4.51%, 11/25/2066 ‡ (c) (j)	6,508	5,578
Series 2022-1, Class B1, 4.32%, 1/25/2067 ‡ (c) (j)	3,000	2,638
Series 2022-1, Class B2, 4.32%, 1/25/2067 ‡ (c) (j)	5,640	4,773
Series 2022-2, Class A3, 4.30%, 3/25/2067 (c) (j)	4,880	4,798
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
Series 2005-1, Class 2A1, 4.36%, 2/25/2020 (j)	20	20
Series 2005-2, Class 2A1, 0.97%, 3/25/2020 (j)	4	4
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 1.07%, 8/19/2045 (j)	1,290	1,222
FHLMC STACR Series 2019-HQA3, Class B1, 3.67%, 9/25/2049 (c) (j)	3,000	2,899
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class B2, 5.79%, 1/25/2034 (c) (j)	3,400	3,226
Series 2021-DNA6, Class B1, 3.69%, 10/25/2041 (c) (j)	8,500	7,973
Series 2020-HQA1, Class B2, 5.77%, 1/25/2050 (c) (j)	4,000	3,714
Series 2021-DNA1, Class B2, 5.04%, 1/25/2051 ‡ (c) (j)	8,000	7,121
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 11.42%, 3/25/2025 (j)	2,905	2,939
Series 2017-DNA3, Class B1, 5.12%, 3/25/2030 (j)	3,000	3,120
Series 2021-DNA2, Class B2, 6.29%, 8/25/2033 (c) (j)	18,050	17,164
FHLMC, REMIC
Series 4068, Class DS, IF, IO, 5.45%, 6/15/2042 (j)	1,999	314
Series 4097, Class ES, IF, IO, 5.55%, 8/15/2042 (j)	2,954	453
Series 4103, Class SB, IF, IO, 5.50%, 9/15/2042 (j)	3,286	633
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	95

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 4425, Class SA, IF, IO, 5.50%, 1/15/2045 (j)	3,475	481
Series 4594, Class SG, IF, IO, 5.45%, 6/15/2046 (j)	3,493	597
Series 4606, Class SB, IF, IO, 5.45%, 8/15/2046 (j)	6,606	1,041
Series 4614, Class SK, IF, IO, 5.45%, 9/15/2046 (j)	11,511	1,941
Series 4616, Class HS, IF, IO, 5.45%, 9/15/2046 (j)	3,886	607
Series 4703, Class SA, IF, IO, 5.60%, 7/15/2047 (j)	5,993	977
Series 4718, Class SD, IF, IO, 5.60%, 9/15/2047 (j)	3,108	414
Series 4768, Class SG, IF, IO, 5.65%, 3/15/2048 (j)	2,407	402
Series 4820, Class ES, IF, IO, 5.65%, 3/15/2048 (j)	1,393	195
Series 4834, Class SA, IF, IO, 5.60%, 10/15/2048 (j)	3,696	515
Series 4937, Class MS, IF, IO, 5.38%, 12/25/2049 (j)	5,886	832
Series 4839, Class WS, IF, IO, 5.55%, 8/15/2056 (j)	7,335	1,276
FHLMC, STRIPS
Series 264, Class S1, IF, IO, 5.40%, 7/15/2042 (j)	1,920	293
Series 274, Class S1, IF, IO, 5.45%, 8/15/2042 (j)	2,607	396
Series 278, Class S1, IF, IO, 5.50%, 9/15/2042 (j)	2,243	361
Series 279, Class S6, IF, IO, 5.50%, 9/15/2042 (j)	1,716	266
Series 300, Class S1, IF, IO, 5.55%, 1/15/2043 (j)	2,290	447
Series 311, Class S1, IF, IO, 5.40%, 8/15/2043 (j)	1,389	215
Series 316, Class S7, IF, IO, 5.55%, 11/15/2043 (j)	2,218	283
Series 326, Class S2, IF, IO, 5.40%, 3/15/2044 (j)	2,627	429
Series 336, Class S1, IF, IO, 5.50%, 8/15/2044 (j)	1,855	285
Series 337, Class S1, IF, IO, 5.50%, 9/15/2044 (j)	1,464	232
Series 356, Class S5, IF, IO, 5.45%, 9/15/2047 (j)	8,850	1,474
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	14	11
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 6.42%, 7/25/2029 (j)	1,820	2,012
Series 2021-R02, Class 2B1, 3.59%, 11/25/2041 (c) (j)	3,153	2,936
Series 2021-R02, Class 2B2, 6.49%, 11/25/2041 (c) (j)	5,142	4,805
FNMA, REMIC
Series 2011-126, Class SM, IF, IO, 5.28%, 12/25/2041 (j)	2,139	279
Series 2012-20, Class SL, IF, IO, 5.78%, 3/25/2042 (j)	2,679	465
Series 2012-35, Class SN, IF, IO, 5.78%, 4/25/2042 (j)	2,967	493
Series 2012-75, Class DS, IF, IO, 5.28%, 7/25/2042 (j)	3,056	432
Series 2012-128, Class MS, IF, IO, 5.48%, 11/25/2042 (j)	1,403	227
Series 2013-124, Class SB, IF, IO, 5.28%, 12/25/2043 (j)	3,401	473
Series 2013-136, Class SB, IF, IO, 5.23%, 1/25/2044 (j)	3,103	480
Series 2015-35, Class SA, IF, IO, 4.93%, 6/25/2045 (j)	3,323	344
Series 2015-37, Class ST, IF, IO, 4.95%, 6/25/2045 (j)	3,224	427
Series 2016-1, Class SJ, IF, IO, 5.48%, 2/25/2046 (j)	6,992	1,306
Series 2016-77, Class SA, IF, IO, 5.33%, 10/25/2046 (j)	2,690	429
Series 2017-1, Class SA, IF, IO, 5.38%, 2/25/2047 (j)	3,163	491
Series 2017-16, Class SM, IF, IO, 5.38%, 3/25/2047 (j)	1,812	298
Series 2017-37, Class AS, IF, IO, 5.43%, 5/25/2047 (j)	8,450	1,286
Series 2018-14, Class SA, IF, IO, 5.53%, 3/25/2048 (j)	5,278	1,019
Series 2018-15, Class JS, IF, IO, 5.53%, 3/25/2048 (j)	3,299	565
Series 2018-16, Class SN, IF, IO, 5.58%, 3/25/2048 (j)	1,272	243
Series 2018-27, Class SE, IF, IO, 5.53%, 5/25/2048 (j)	2,536	437

SEE NOTES TO FINANCIAL STATEMENTS.
96	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2018-60, Class SK, IF, IO, 5.03%, 8/25/2048 (j)	2,295	228
Series 2018-73, Class SC, IF, IO, 5.53%, 10/25/2048 (j)	5,335	788
Series 2019-9, Class SM, IF, IO, 5.38%, 3/25/2049 (j)	2,850	424
Series 2019-20, Class BS, IF, IO, 5.38%, 5/25/2049 (j)	917	128
GCAT Trust Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (c) (j)	3,000	2,774
GMACM Mortgage Loan Trust
Series 2004-AR2, Class 3A, 3.14%, 8/19/2034 (j)	302	286
Series 2005-AR1, Class 3A, 3.22%, 3/18/2035 (j)	54	51
GNMA
Series 2014-25, Class HS, IF, IO, 5.51%, 2/20/2044 (j)	2,338	420
Series 2015-124, Class SB, IF, IO, 5.66%, 9/20/2045 (j)	4,089	560
Series 2015-149, Class GS, IF, IO, 5.66%, 10/20/2045 (j)	4,115	788
Series 2016-111, Class SA, IF, IO, 5.51%, 8/20/2046 (j)	2,008	300
Series 2016-120, Class NS, IF, IO, 5.51%, 9/20/2046 (j)	5,741	911
Series 2017-11, Class AS, IF, IO, 5.51%, 1/20/2047 (j)	2,271	311
Series 2017-55, Class AS, IF, IO, 5.56%, 4/20/2047 (j)	1,391	185
Series 2017-56, Class SC, IF, IO, 5.56%, 4/20/2047 (j)	3,099	402
Series 2017-68, Class SA, IF, IO, 5.56%, 5/20/2047 (j)	3,183	447
Series 2017-67, Class ST, IF, IO, 5.61%, 5/20/2047 (j)	6,046	979
Series 2017-75, Class SD, IF, IO, 5.61%, 5/20/2047 (j)	1,210	161
Series 2017-80, Class AS, IF, IO, 5.61%, 5/20/2047 (j)	3,074	423
Series 2017-93, Class SE, IF, IO, 5.61%, 6/20/2047 (j)	2,187	296
Series 2017-107, Class SL, IF, IO, 5.61%, 7/20/2047 (j)	6,688	941
Series 2017-112, Class S, IF, IO, 5.61%, 7/20/2047 (j)	4,585	627
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-120, Class QS, IF, IO, 5.61%, 8/20/2047 (j)	2,553	346
Series 2017-134, Class SB, IF, IO, 5.61%, 9/20/2047 (j)	2,557	319
Series 2017-141, Class QS, IF, IO, 5.61%, 9/20/2047 (j)	5,687	697
Series 2017-149, Class QS, IF, IO, 5.61%, 10/20/2047 (j)	2,826	389
Series 2018-1, Class ST, IF, IO, 5.61%, 1/20/2048 (j)	6,466	911
Series 2018-11, Class SA, IF, IO, 5.61%, 1/20/2048 (j)	2,470	327
Series 2018-6, Class CS, IF, IO, 5.61%, 1/20/2048 (j)	2,155	306
Series 2018-36, Class SG, IF, IO, 5.61%, 3/20/2048 (j)	6,240	894
Series 2018-63, Class SB, IF, IO, 5.61%, 4/20/2048 (j)	1,107	148
Series 2018-64, Class GS, IF, IO, 5.61%, 5/20/2048 (j)	3,655	435
Series 2018-65, Class SE, IF, IO, 5.61%, 5/20/2048 (j)	4,494	606
Series 2018-92, Class SH, IF, IO, 5.61%, 7/20/2048 (j)	2,373	299
Series 2018-115, Class DS, IF, IO, 5.61%, 8/20/2048 (j)	5,753	702
Series 2018-126, Class CS, IF, IO, 5.61%, 9/20/2048 (j)	3,549	435
Series 2018-146, Class S, IF, IO, 5.56%, 10/20/2048 (j)	2,469	287
Series 2018-147, Class SD, IF, IO, 5.56%, 10/20/2048 (j)	6,983	841
Series 2018-168, Class SA, IF, IO, 5.51%, 12/20/2048 (j)	2,901	365
Series 2019-16, Class SB, IF, IO, 5.46%, 2/20/2049 (j)	4,137	494
Series 2019-22, Class SM, IF, IO, 5.46%, 2/20/2049 (j)	12,332	1,566
Series 2019-23, Class JS, IF, IO, 5.46%, 2/20/2049 (j)	3,452	460
Series 2019-30, Class SA, IF, IO, 5.46%, 3/20/2049 (j)	4,924	594
Series 2019-38, Class SN, IF, IO, 5.46%, 3/20/2049 (j)	6,087	823
Series 2019-41, Class CS, IF, IO, 5.46%, 3/20/2049 (j)	4,046	472
Series 2019-42, Class SJ, IF, IO, 5.46%, 4/20/2049 (j)	4,444	535
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	97

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2019-56, Class GS, IF, IO, 5.56%, 5/20/2049 (j)	2,431	288
Series 2019-69, Class DS, IF, IO, 5.51%, 6/20/2049 (j)	2,601	301
Series 2019-70, Class SM, IF, IO, 5.51%, 6/20/2049 (j)	2,498	294
Series 2020-76, Class SL, IF, IO, 5.56%, 5/20/2050 (j)	5,718	798
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (j)	1,265	428
GSR Mortgage Loan Trust
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	195	171
Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	146	123
Series 2005-AR3, Class 6A1, 3.00%, 5/25/2035 (j)	66	60
Series 2005-AR4, Class 3A5, 2.76%, 7/25/2035 (j)	1,238	1,019
Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	712	698
Series 2005-AR7, Class 6A1, 2.67%, 11/25/2035 (j)	631	621
Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	547	332
Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	886	537
Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	453	430
Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	228	178
HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 1.17%, 8/19/2045 (j)	146	142
Impac CMB Trust
Series 2004-5, Class 1A1, 1.39%, 10/25/2034 (j)	271	269
Series 2004-6, Class 1A2, 1.45%, 10/25/2034 (j)	—	—
Series 2004-5, Class 1M2, 1.54%, 10/25/2034 ‡ (j)	99	95
Series 2004-7, Class 1A2, 1.59%, 11/25/2034 (j)	304	307
Series 2004-9, Class 1A1, 1.43%, 1/25/2035 (j)	—	—
Series 2004-10, Class 2A, 1.31%, 3/25/2035 (j)	460	436
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-10, Class 3A1, 1.37%, 3/25/2035 (j)	—	—
Series 2005-1, Class 1A1, 1.19%, 4/25/2035 (j)	261	253
Series 2005-1, Class 1A2, 1.29%, 4/25/2035 (j)	319	309
Series 2005-2, Class 1A2, 1.29%, 4/25/2035 (j)	316	310
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	182	157
Impac Secured Assets Trust
Series 2007-3, Class A1B, 1.15%, 9/25/2037 (j)	1,787	1,552
Series 2007-3, Class A1C, 1.39%, 9/25/2037 (j)	2,994	2,552
IndyMac INDX Mortgage Loan Trust
Series 2005-AR3, Class 3A1, 2.55%, 4/25/2035 (j)	184	184
Series 2005-AR14, Class 2A1A, 1.27%, 7/25/2035 (j)	746	665
Series 2007-AR21, Class 6A1, 2.66%, 9/25/2037 (j)	4,601	3,775
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 1.03%, 5/25/2036 (j)	2,582	2,401
JPMorgan Mortgage Trust
Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	8	7
Series 2004-A6, Class 1A1, 2.59%, 12/25/2034 (j)	67	65
Series 2005-A3, Class 6A6, 2.90%, 6/25/2035 (j)	154	156
Series 2005-A6, Class 1A2, 2.60%, 9/25/2035 (j)	168	166
Series 2005-A8, Class 1A1, 2.74%, 11/25/2035 (j)	91	81
Series 2005-A8, Class 4A1, 2.82%, 11/25/2035 (j)	1,378	1,259
Series 2006-A7, Class 2A4, 3.10%, 1/25/2037 (j)	424	390
Series 2007-S1, Class 2A17, 1.00%, 3/25/2037 (j)	3,709	1,090
Legacy Mortgage Asset Trust
Series 2021-GS3, Class A2, 3.25%, 7/25/2061 (c) (h)	2,800	2,597

SEE NOTES TO FINANCIAL STATEMENTS.
98	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (c) (h)	2,000	1,924
Lehman Mortgage Trust
Series 2005-2, Class 2A5, 5.50%, 12/25/2035	708	513
Series 2007-7, Class 5A7, 6.50%, 8/25/2037	7,067	4,311
MASTR Alternative Loan Trust
Series 2004-8, Class 1A1, 6.50%, 9/25/2034	162	162
Series 2004-12, Class 3A1, 6.00%, 12/25/2034	586	579
Series 2005-3, Class 1A1, 5.50%, 4/25/2035	164	155
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	212	135
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	429	346
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A2, 2.01%, 4/25/2035 (j)	144	137
Series 2006-1, Class 2A1, 1.98%, 2/25/2036 (j)	811	826
Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	180	99
METLIFE SECURITIZATION TRUST Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (j)	2,817	2,772
Morgan Stanley Mortgage Loan Trust
Series 2006-2, Class 1A, 5.25%, 2/25/2021	273	253
Series 2004-8AR, Class 4A1, 2.47%, 10/25/2034 (j)	409	414
Series 2004-9, Class 1A, 5.36%, 11/25/2034 (j)	443	455
Series 2005-4, Class 1A, 5.00%, 8/25/2035	20	19
MortgageIT Trust Series 2005-3, Class A1, 1.27%, 8/25/2035 (j)	—	—
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (c) (j)	2,500	2,336
Series 2019-NQM4, Class B2, 4.96%, 9/25/2059 ‡ (c) (j)	4,000	3,707
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (c) (j)	2,041	1,908
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (h)	4	4
PNMAC GMSR ISSUER TRUST Series 2018-GT1, Class A, 3.52%, 2/25/2023 (c) (j)	3,715	3,700
PRPM FRN 3.77% 03/26 3.77%, 3/25/2026	4,987	4,711
PRPM LLC
Series 2020-4, Class A2, 3.44%, 10/25/2025 ‡ (c) (h)	7,000	6,764
Series 2020-6, Class A2, 4.70%, 11/25/2025 (c) (h)	2,350	2,275
Series 2021-1, Class A2, 3.72%, 1/25/2026 (c) (j)	5,000	4,700
Series 2021-3, Class A2, 3.72%, 4/25/2026 (c) (h)	5,500	5,142
Series 2021-5, Class A2, 3.72%, 6/25/2026 (c) (h)	4,000	3,728
Series 2021-6, Class A2, 3.47%, 7/25/2026 (c) (h)	3,447	3,204
Series 2021-7, Class A2, 3.67%, 8/25/2026 (c) (h)	5,030	4,618
Series 2021-8, Class A2, 3.60%, 9/25/2026 (c) (j)	5,000	4,640
Series 2021-10, Class A2, 4.83%, 10/25/2026 (c) (h)	9,000	8,501
Series 2021-11, Class A2, 4.58%, 11/25/2026 (c) (h)	5,269	4,922
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	2
Series 2005-QA5, Class A2, 4.34%, 4/25/2035 (j)	830	788
Series 2005-QS17, Class A3, 6.00%, 12/25/2035	622	583
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	988	910
Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,110	1,018
Series 2006-QS17, Class A5, 6.00%, 12/25/2036	1,644	1,490
Residential Asset Securitization Trust
Series 2005-A3, Class A2, 5.50%, 4/25/2035	—	—
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,538	1,156
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	99

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-A14, Class A1, 5.50%, 12/25/2035	132	81
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,594	1,586
Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	6,465	4,496
RFMSI Trust
Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	—
Series 2005-S7, Class A6, 5.50%, 11/25/2035	61	54
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,260	1,163
Series 2006-SA4, Class 2A1, 4.75%, 11/25/2036 (j)	1,006	950
Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.00%, 7/25/2056 (j)	202,722	120
Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.99%, 7/20/2036 (j)	422	385
Starwood Mortgage Residential Trust
Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (c) (j)	5,410	5,131
Series 2020-INV1, Class B2, 4.26%, 11/25/2055 ‡ (c)	1,600	1,553
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 2.81%, 2/25/2035 (j)	266	263
Structured Asset Mortgage Investments II Trust
Series 2005-AR3, Class 1A1, 1.21%, 8/25/2035 (j)	2,126	1,998
Series 2007-AR7, Class 1A1, 1.52%, 5/25/2047 (j)	2,838	2,473
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (c) (j)	2,000	2,001
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (c) (j)	5,000	4,928
Series 2021-R1, Class B1, 3.20%, 10/25/2063 ‡ (c) (j)	2,000	1,943
Series 2021-R1, Class B2, 4.20%, 10/25/2063 ‡ (c) (j)	1,322	1,224
Series 2021-R3, Class B1, 3.07%, 4/25/2064 ‡ (c) (j)	2,500	2,388
Series 2021-R3, Class B2, 4.07%, 4/25/2064 ‡ (c) (j)	1,776	1,709
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2020-5, Class B1, 3.71%, 5/25/2065 ‡ (c) (j)	2,400	2,256
Series 2020-5, Class B2, 4.71%, 5/25/2065 ‡ (c) (j)	1,400	1,317
Series 2021-1, Class B1, 2.98%, 1/25/2066 ‡ (c) (j)	3,150	2,878
Series 2021-4, Class M1, 2.19%, 7/25/2066 (c) (j)	1,121	972
Series 2021-5, Class B1, 3.04%, 9/25/2066 ‡ (c) (j)	3,826	3,343
Series 2021-5, Class B2, 3.94%, 9/25/2066 ‡ (c) (j)	3,750	3,262
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR11, Class A, 2.40%, 10/25/2034 (j)	564	549
Series 2005-AR5, Class A6, 2.93%, 5/25/2035 (j)	1,262	1,255
Series 2005-AR16, Class 1A1, 2.69%, 12/25/2035 (j)	413	414
Series 2005-AR14, Class 1A3, 2.86%, 12/25/2035 (j)	945	944
Series 2005-AR14, Class 1A4, 2.86%, 12/25/2035 (j)	631	629
Series 2005-AR18, Class 1A3A, 2.82%, 1/25/2036 (j)	44	45
Series 2006-AR2, Class 1A1, 3.08%, 3/25/2036 (j)	150	149
Series 2004-AR10, Class A1B, 1.51%, 7/25/2044 (j)	517	503
Series 2005-AR15, Class A1A1, 1.19%, 11/25/2045 (j)	28	27
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A3, 5.50%, 3/25/2035	516	483
Series 2005-4, Class CB7, 5.50%, 6/25/2035	357	342
Series 2005-10, Class 2A5, 5.75%, 11/25/2035	1,861	1,801
Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	573	554
Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	160	136
Series 2007-1, Class 1A7, 1.27%, 2/25/2037 (j)	2,584	1,845

SEE NOTES TO FINANCIAL STATEMENTS.
100	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR19, Class A3, 2.74%, 12/25/2036 (j)	122	116
Series 2007-15, Class A1, 6.00%, 11/25/2037	147	135
		461,261
Total Collateralized Mortgage Obligations (Cost $511,211)		464,233
INVESTMENTS	SHARES (000)
Exchange-Traded Funds — 2.6%
United States — 2.6%
JPMorgan Equity Premium Income ETF, (k)(Cost $332,142)	5,366	314,304
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Loan Assignments — 2.4% (l)
Canada — 0.0% ^
1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 11/19/2026 (f) (l)	660	646
West Jet, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/2026 (f) (l)	645	623
		1,269
France — 0.0% ^
Altice France, 1st Lien Term Loan B-13 (ICE LIBOR USD 3 Month + 4.00%), 4.51%, 8/14/2026 (f) (l)	2,661	2,638
Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.69%), 4.73%, 1/31/2026 (f) (l)	544	538
		3,176
Ireland — 0.0% ^
ICON, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 3.31%, 7/3/2028 (f) (l)	119	118
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Luxembourg — 0.1%
ICON, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 3.31%, 7/3/2028 (f) (l)	478	475
Nestle Skin Health, Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.76%, 10/1/2026 (f) (l)	9,809	9,713
		10,188
Netherlands — 0.0% ^
Commscope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 4/6/2026 (f) (l)	1,221	1,173
United Kingdom — 0.0% ^
Cineworld Finance US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 4.00%, 2/28/2025 (f) (l)	432	329
Delta 2 Lux SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (f) (l)	467	464
		793
United States — 2.3%
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 4/10/2028 (f) (l)	5,320	5,274
Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 7/31/2026 (f) (l)	310	309
Air Medical Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 10/2/2025 (f) (l)	449	445
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.99%, 8/30/2026 (f) (l)	1,072	1,065
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 4.52%, 10/8/2027 (f) (l)	1,043	1,036
Allied Universal Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 5/12/2028 (f) (l)	816	794
Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 3.79%, 7/15/2025 (f) (l)	884	867
Altium Packaging LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.52%, 2/3/2028 (f) (l)	707	680
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	101

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (f) (l)	1,047	1,041
Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 12/6/2027 (f) (l)	1,010	985
API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.26%, 10/1/2026 (f) (l)	819	813
AppleCaramel Buyer LLC, 1st Lien Term Loan B (3-MONTH PRIME + 3.75%), 4.45%, 10/19/2027 (f) (l)	8,052	7,853
Asplundh Tree Expert LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 9/7/2027 (f) (l)	808	799
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.51%, 12/10/2027 (f) (l) (m)	494	486
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 7/31/2027 (f) (l)	268	261
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 6.01%, 1/31/2028 (f) (l)	325	315
Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.13%), 3.89%, 11/3/2023 (f) (l)	541	539
Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 11/3/2024 (f) (l)	242	239
Atkins Nutritionals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.90%, 7/7/2024 (f) (l)	323	322
Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.01%, 11/8/2027 (f) (l)	916	910
Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 2.76%, 6/1/2024 (f) (l)	348	345
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.26%, 10/10/2026 (f) (l)	476	466
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.20%, 3/1/2025 (f) (l)	542	538
Bausch Health Cos., Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.25%), 5.75%, 1/27/2027 (f) (l) (m)	710	686
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.25%), 5.10%, 4/28/2028 (f) (l)	730	707
BJ's Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.52%, 2/3/2024 (f) (l)	361	361
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.49%, 5/24/2027 (f) (l)	503	494
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 8/1/2025 (f) (l)	1,384	1,358
Brooks Automation, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.35%), 3.85%, 2/1/2029 (f) (l) (m)	851	839
Brooks Automation, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 5.60%), 6.10%, 2/1/2030 (f) (l)	169	166
Buckeye Partners, 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 2.25%), 2.71%, 11/1/2026 (f) (l)	558	553
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.71%, 4/3/2024 (f) (l)	7,152	7,004
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 5/17/2028 (f) (l)	5,806	4,819
Caesars Resort Collection, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 12/23/2024 (f) (l) (m)	1,246	1,240
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.76%, 1/15/2025 (f) (l)	985	972
Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/30/2026 (f) (l)	691	685
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.51%, 2/16/2026 (f) (l)	738	711
CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 11/18/2024 (f) (l)	244	238
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.01%, 3/15/2027 (f) (l)	832	795
Chamberlain Group, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.51%, 11/3/2028 (f) (l)	655	642

SEE NOTES TO FINANCIAL STATEMENTS.
102	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 2.52%, 2/1/2027 (f) (l)	1,728	1,705
Cincinnati Bell, 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 3.25%), 4.05%, 11/22/2028 (f) (l)	2,250	2,237
Cineworld Finance US, Inc., 1st Lien Term Loan B (3-MONTH FIXED + 7.00%), 15.25%, 5/23/2024 (f) (l)	57	65
CITGO Holding, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 7.76%, 8/1/2023 (f) (l)	326	322
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 7.26%, 12/18/2026 (f) (l) (n)	1,814	1,775
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.74%, 8/21/2026 (f) (l)	2,492	2,429
Club Car, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.56%, 6/1/2028 (f) (l)	485	476
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.76%, 5/17/2028 (f) (l)	1,071	1,047
Conservice, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.01%, 5/13/2027 (f) (l)	660	653
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 5/12/2028 (f) (l)	786	773
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.20%, 3/2/2027 (f) (l)	1,015	986
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.80%, 7/17/2025 (f) (l)	1,340	1,312
CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.80%, 1/15/2026 (f) (l)	946	927
CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.01%, 8/31/2026 (f) (l)	587	575
DaVita, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 8/12/2026 (f) (l)	637	627
DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.72%, 10/4/2028 (f) (l)	4,957	4,829
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
DexKo Global, Inc., Delayed Draw Term Loan B-1 (3-MONTH UNFND + 3.75%), 4.76%, 10/4/2028 (f) (l)	944	920
Diamond Sports Group LLC, 2nd Lien Term Loan (1-MONTH SOFR + 3.25%), 4.09%, 8/24/2026 (f) (l)	338	112
DigiCert, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 4.76%, 10/16/2026 (f) (l)	480	477
(ICE LIBOR USD 1 Month + 7.00%), 7.76%, 2/19/2029 (f) (l)	145	143
Directv Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 5.76%, 8/2/2027 (f) (l)	7,443	7,405
Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (f) (l)	535	533
E.W. Scripps Co., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 1/7/2028 (f) (l)	565	562
EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 5/3/2025 (f) (l)	123	122
Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.21%, 8/1/2027 (f) (l)	369	361
Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.81%, 3/27/2028 (f) (l)	197	183
Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.99%, 8/3/2026 (f) (l) (m)	355	354
Entegris, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 2.75%), 2.75%, 3/2/2029 (f) (l) (m)	250	250
Enterprise Development Authority (The), 1st lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.01%, 2/28/2028 (f) (l)	571	568
Envision, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 10/10/2025 (f) (l)	883	536
EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.51%, 3/2/2026 (f) (l)	10,016	8,617
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.50%, 12/15/2027 (f) (l)	772	769
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	103

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (f) (i) (l)	151	16
First Student Bidco, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.98%, 7/21/2028 (f) (l)	4,620	4,528
First Student Bidco, 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.98%, 7/21/2028 (f) (l)	1,710	1,675
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.92%, 10/30/2026 (f) (l)	500	495
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.26%, 3/31/2027 (f) (l)	1,055	1,034
Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 12/31/2027 (f) (l)	608	605
Genesee & Wyoming, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 3.01%, 12/30/2026 (f) (l)	1,022	1,012
Geneys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 12/1/2027 (f) (l) (m)	6,173	6,150
Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 5.06%, 2/19/2026 (f) (l)	570	567
Go Daddy Group, Inc. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 2/15/2024 (f) (l)	331	328
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 10/10/2025 (f) (l)	946	936
Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 8/4/2027 (f) (l)	3,738	3,657
Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.96%, 1/2/2026 (f) (l)	862	855
Gray TV, 1st Lien Term Loan D (ICE LIBOR USD 1 Month + 3.00%), 3.46%, 12/1/2028 (f) (l)	214	212
Griffon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.27%, 1/24/2029 (f) (l) (m)	866	857
Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.22%, 10/1/2025 (f) (l)	312	310
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 3.13%, 3/10/2028 (f) (l)	531	517
Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 4.45%, 5/23/2025 (f) (l)	348	332
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 6/30/2028 (f) (l)	886	882
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 6/30/2028 (f) (l)	168	167
Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/17/2028 (f) (l)	425	416
Holley, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.58%, 11/17/2028 (f) (l) (m)	21	21
Hostess Brands LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.36%, 8/3/2025 (f) (l)	682	672
HUB International, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.21%, 4/25/2025 (f) (l)	613	604
Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 7/1/2024 (f) (l)	478	476
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 5/1/2026 (f) (l) (m)	4,297	4,257
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 5/1/2026 (f) (l)	150	149
INEOS Enterprises, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 8/28/2026 (f) (l)	530	526
Ineos US Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 11/8/2028 (f) (l) (m)	500	496
INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 1/29/2026 (f) (l)	347	343
Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.51%, 6/30/2028 (f) (l)	570	568
Insulet, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 5/4/2028 (f) (l) (m)	1,188	1,186

SEE NOTES TO FINANCIAL STATEMENTS.
104	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Intelsat Jackson Holding, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.92%, 2/1/2029 (f) (l) (m)	933	905
Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 4/3/2028 (f) (l)	705	601
Invenergy, Term Loan (1-MONTH SOFR + 3.75%), 4.56%, 8/28/2025 (f) (l)	282	275
ION Corporates, 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 4.62%, 3/11/2028 (f) (l)	389	386
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.76%, 2/5/2025 (f) (l)	1,115	1,104
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 5/5/2028 (f) (l)	844	843
JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 2.80%, 5/1/2026 (f) (l)	3,601	3,586
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 12/22/2025 (f) (l)	1,027	1,012
LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.76%, 10/29/2028 (f) (l)	4,976	4,880
LegalShield, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.25%, 12/15/2028 (f) (l)	330	326
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.02%, 3/9/2028 (f) (l)	1,230	1,213
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 11/16/2025 (f) (l)	590	582
LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 5.30%, 8/31/2027 (f) (l)	696	668
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.52%, 6/21/2028 (f) (l)	5,076	4,917
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 10/18/2028 (f) (l)	448	447
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 10/23/2028 (f) (l) (m)	3,743	3,677
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
MetroNet Systems Holdings LLC, 1st Lien Term Loan B (1-MONTH SOFR + 3.75%), 4.50%, 6/2/2028 (f) (l)	471	467
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 9/13/2024 (f) (l)	723	719
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH SOFR + 3.50%), 4.20%, 12/18/2027 (f) (l)	302	299
Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 10/20/2028 (f) (l)	499	492
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 12/31/2038 (f) (l)	449	404
Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.01%, 4/1/2024 ‡ (f) (l)	3,373	3,036
Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.01%, 10/1/2024 (f) (l)	2,639	1,848
NAI Entertainment Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (f) (l)	292	287
Naked Juice LLC, Delayed Draw 1st Liend Term Loan 0.00%, 1/24/2029 (f) (l)	16	15
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 10/1/2027 (f) (l)	451	449
Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.96%, 9/18/2026 (f) (l)	943	934
Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.49%, 10/4/2023 (f) (l)	282	282
Nielsen Holdings plc, Term Loan B3 (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 3/6/2028 (f) (l)	465	462
Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 10/27/2028 (f) (l)	608	606
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 6/23/2028 (f) (l)	562	553
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 9/24/2028 (f) (l)	2,375	2,314
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	105

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Parexel International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 11/15/2028 (f) (l) (m)	5,180	5,140
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.76%, 3/31/2027 (f) (l)	735	728
PCI Pharma, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.76%, 11/30/2027 (f) (l)	833	827
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 2/14/2025 (f) (l)	786	781
Petco Health & Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.26%, 3/3/2028 (f) (l)	6,624	6,553
PetVet Care Centers, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 2/14/2025 (f) (l)	545	539
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.81%, 6/23/2025 (f) (l)	806	795
Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.77%, 1/21/2028 (f) (l) (m)	881	875
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.26%, 7/2/2025 (f) (l)	1,749	1,733
PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.74%, 6/9/2028 (f) (l)	486	480
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 9/23/2026 (f) (l)	1,238	1,222
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.22%, 12/28/2027 (f) (l)	2,595	2,458
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 6/1/2026 (f) (l)	400	393
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.76%, 8/31/2028 (f) (l)	489	480
Pure Fishing, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.26%, 12/22/2025 (f) (l)	11,570	10,789
Qlik Technologies, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.77%, 4/26/2024 (f) (l)	400	398
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.25%), 4.75%, 2/1/2029 (f) (l)	795	780
Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 1 Month + 7.00%), 8.00%, 3/21/2025 (f) (l)	144	138
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 6/11/2028 (f) (l)	674	656
Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.85%, 7/9/2025 (f) (l)	550	541
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 4/24/2028 (f) (l)	542	533
Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.26%, 11/8/2024 (f) (l)	329	324
Reynolds Consumer Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 2/4/2027 (f) (l)	816	802
Reynolds Group Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 2/5/2026 (f) (l)	671	652
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%; ICE LIBOR USD 3 Month + 3.75%), 4.27%, 8/12/2028 (f) (l)	429	426
Sabre Holdings Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 4.26%, 12/17/2027 (f) (l)	2,140	2,119
(ICE LIBOR USD 1 Month + 3.50%), 4.26%, 12/17/2027 (f) (l)	1,343	1,330
Samsonite International SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 4/25/2025 (f) (l)	400	392
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.26%, 9/23/2027 (f) (l)	325	314
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.76%, 9/25/2026 (f) (l)	3,505	3,237
Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.81%, 11/9/2028 (f) (l)	2,956	2,894
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 3/4/2028 (f) (l)	544	542

SEE NOTES TO FINANCIAL STATEMENTS.
106	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Spirit AeroSystems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.51%, 1/15/2025 (f) (l)	1,520	1,515
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH SOFR + 4.50%), 5.30%, 4/5/2029 (f) (l) (m)	3,485	3,392
SRS Distribution, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%; 3 Month SOFR + 3.50%), 4.00%, 6/2/2028 (f) (l)	476	458
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 4/16/2025 (f) (l)	316	311
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 2.51%, 4/16/2025 (f) (l)	257	253
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 2/10/2029 (f) (l)	717	708
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.32%, 4/16/2026 (f) (l)	1,167	1,117
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.92%, 2/6/2026 (f) (l)	722	716
Summer BC Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 5.51%, 12/4/2026 (f) (l) (m)	1,906	1,897
Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.76%, 11/21/2024 (f) (l)	459	459
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (f) (l)	712	705
Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 12/2/2028 (f) (l)	703	699
Team Health Holdings, 1st Lien Term Loan B (1-MONTH SOFR + 5.25%), 3.75%, 2/6/2024 (f) (l)	416	386
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 9/15/2028 (f) (l)	415	410
Tekni-Plex, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 9/15/2028 (f) (l) (m)	37	37
Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 10/1/2025 (f) (l)	663	653
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.51%, 3/24/2028 (f) (l)	284	281
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 4.02%, 7/30/2027 (f) (l)	2,893	2,863
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.35%, 3/28/2025 (f) (l)	7,095	6,925
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 6/29/2028 (f) (l)	619	586
Traeger Grills, Delayed Draw Term Loan (3-MONTH UNFND + 3.25%), 4.24%, 6/29/2028 (f) (l) (m)	20	19
Trans Union LLC, Term Loan B6 (ICE LIBOR USD 1 Month + 2.25%), 3.01%, 12/1/2028 (f) (l)	737	729
TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.25%), 3.01%, 5/30/2025 (f) (l)	1,066	1,046
TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 3.01%, 12/9/2025 (f) (l)	1,742	1,707
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.76%, 9/6/2024 (f) (l)	336	332
Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.51%, 3/31/2028 (f) (l)	4,349	4,218
Tropicana, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 1/24/2029 (f) (l)	298	292
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 1/31/2028 (f) (l)	1,849	1,723
U.S. Renal Care, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.50%, 6/26/2026 (f) (l)	4,085	3,605
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026 (f) (l)	2,760	2,717
Ultimate Software Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.21%, 5/4/2026 (f) (l)	1,147	1,134
Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 11/17/2028 (f) (l) (m)	596	591
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	107

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 10/22/2025 (f) (l)	1,351	1,341
Univision Communications Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 3/15/2026 (f) (l) (m)	788	780
USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.01%, 5/16/2024 (f) (l)	537	532
Utz Quality Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 1/20/2028 (f) (l)	405	401
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 6/2/2025 (f) (l)	9,633	9,575
Vertex Aerospace, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.76%, 12/6/2028 (f) (l)	474	472
Virtusa Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 4.51%, 2/11/2028 (f) (l)	144	142
(3-MONTH SOFR + 3.75%), 4.55%, 2/15/2029 (f) (l)	323	319
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.01%, 8/3/2028 (f) (l) (m)	898	888
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.25%, 5/11/2028 (f) (l)	636	592
WIRB Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.01%, 1/8/2027 (f) (l)	1,417	1,413
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.89%, 1/20/2028 (f) (l)	1,249	1,237
Zayo Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.76%, 3/9/2027 (f) (l)	421	399
Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.63%, 1/24/2027 (f) (l)	662	651
		275,837
Total Loan Assignments (Cost $299,036)		292,554
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 1.3%
Cayman Islands — 0.0% ^
BlueMountain CLO Ltd. Series 2018-3A, Class D, 4.43%, 10/25/2030 ‡ (c) (j)	685	670
Voya CLO Ltd. Series 2016-3A, Class CR, 4.29%, 10/18/2031 ‡ (c) (j)	550	514
		1,184
United States — 1.3%
ABFC Trust
Series 2003-OPT1, Class A1A, 1.49%, 4/25/2033 ‡ (j)	154	150
Series 2004-OPT3, Class M1, 1.42%, 9/25/2033 ‡ (j)	511	506
Series 2004-HE1, Class M1, 1.57%, 3/25/2034 (j)	734	718
ACC Trust Series 2019-1, Class C, 6.41%, 2/20/2024 (c)	1,448	1,454
Accredited Mortgage Loan Trust Series 2004-4, Class M1, 1.54%, 1/25/2035 ‡ (j)	487	459
ACE Securities Corp. Home Equity Loan Trust
Series 2003-FM1, Class M1, 1.96%, 11/25/2032 ‡ (j)	483	496
Series 2004-OP1, Class M2, 2.24%, 4/25/2034 ‡ (j)	1,921	1,900
American Credit Acceptance Receivables Trust
Series 2019-1, Class F, 6.06%, 12/12/2025 (c)	1,630	1,656
Series 2019-3, Class F, 5.42%, 5/12/2026 (c)	1,210	1,215
Series 2020-2, Class D, 5.65%, 5/13/2026 (c)	900	918
Series 2019-2, Class F, 5.81%, 6/12/2026 (c)	510	515
Series 2021-2, Class E, 2.54%, 7/13/2027 (c)	1,400	1,325
Series 2021-3, Class D, 1.34%, 11/15/2027 (c)	700	658
Series 2022-1, Class E, 3.64%, 3/13/2028 (c)	1,473	1,363
Ameriquest Mortgage Securities, Inc. Series 2004-R1, Class A2, 1.27%, 2/25/2034 ‡ (j)	571	551
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 1.73%, 9/25/2032 ‡ (j)	196	204

SEE NOTES TO FINANCIAL STATEMENTS.
108	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2, Class M2, 2.54%, 4/25/2034 ‡ (j)	752	730
Series 2004-HE7, Class M2, 2.24%, 10/25/2034 ‡ (j)	694	719
Series 2005-HE6, Class M4, 1.63%, 7/25/2035 ‡ (j)	158	158
Bear Stearns Asset-Backed Securities I Trust Series 2004-HE11, Class M2, 2.24%, 12/25/2034 ‡ (j)	—	—
Bear Stearns Asset-Backed Securities Trust
Series 2003-SD1, Class M1, 1.94%, 12/25/2033 ‡ (j)	388	385
Series 2004-HE2, Class M2, 2.47%, 3/25/2034 ‡ (j)	129	143
Series 2003-1, Class M1, 2.32%, 11/25/2042 ‡ (j)	126	137
Series 2004-SD4, Class A1, 1.57%, 8/25/2044 ‡ (j)	671	668
Centex Home Equity Loan Trust
Series 2004-C, Class M2, 1.46%, 6/25/2034 ‡ (j)	398	379
Series 2004-D, Class MV2, 1.70%, 9/25/2034 ‡ (j)	134	136
Series 2004-D, Class MF2, 6.06%, 9/25/2034 ‡ (h)	603	588
Series 2004-D, Class MF3, 6.26%, 9/25/2034 ‡ (h)	1,640	1,550
Chase Funding Trust
Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (j)	116	102
Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	816
Series 2003-4, Class 1A5, 4.96%, 5/25/2033 ‡ (h)	619	582
Series 2004-1, Class 2M1, 1.42%, 9/25/2033 ‡ (j)	30	30
Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (j)	1,803	1,695
CHEC Loan Trust Series 2004-1, Class M1, 1.57%, 7/25/2034 ‡ (c) (j)	632	622
Citigroup Mortgage Loan Trust, Inc.
Series 2005-OPT1, Class M4, 1.72%, 2/25/2035 ‡ (j)	147	145
Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 ‡ (h)	27	25
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2020-9, Class PT, 8.37%, 4/15/2045 (c) (j)	2,116	2,065
Countrywide Asset-Backed Certificates
Series 2004-3, Class M1, 1.42%, 6/25/2034 (j)	427	416
Series 2004-3, Class M2, 1.49%, 6/25/2034 ‡ (j)	397	393
Series 2004-BC4, Class M1, 1.72%, 11/25/2034 ‡ (j)	67	67
Series 2004-ECC2, Class M2, 1.64%, 12/25/2034 ‡ (j)	247	243
Series 2005-AB4, Class 2A1, 1.21%, 3/25/2036 ‡ (j)	1,241	1,158
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.61%, 1/25/2035 ‡ (j)	290	288
CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (j)	101	100
CWABS, Inc., Asset-Backed Certificates
Series 2004-1, Class M3, 1.64%, 2/25/2034 ‡ (j)	513	512
Series 2004-1, Class M2, 1.49%, 3/25/2034 ‡ (j)	404	401
Series 2004-5, Class M2, 1.67%, 7/25/2034 ‡ (j)	852	850
Drive Auto Receivables Trust Series 2021-2, Class A2, 0.36%, 5/15/2024	44	44
DT Auto Owner Trust
Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	3,690	3,741
Series 2019-2A, Class E, 4.46%, 5/15/2026 (c)	4,167	4,169
Series 2019-3A, Class E, 3.85%, 8/17/2026 (c)	3,900	3,904
Series 2021-3A, Class D, 1.31%, 5/17/2027 (c)	600	549
Series 2021-2A, Class E, 2.97%, 7/17/2028 (c)	1,235	1,145
Exeter Automobile Receivables Trust
Series 2019-1A, Class E, 5.20%, 1/15/2026 (c)	4,340	4,412
Series 2019-3A, Class E, 4.00%, 8/17/2026 (c)	2,333	2,323
Series 2020-1A, Class E, 3.74%, 1/15/2027 (c)	2,690	2,644
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	109

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2021-4A, Class E, 4.02%, 1/17/2028 (c)	1,070	999
Finance America Mortgage Loan Trust Series 2004-3, Class M2, 1.61%, 11/25/2034 ‡ (j)	139	135
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 1.49%, 5/25/2034 ‡ (j)	406	397
Ford Credit Auto Owner Trust
Series 2020-C, Class A2, 0.25%, 9/15/2023	16	16
Series 2019-B, Class A3, 2.23%, 10/15/2023	24	24
FREED ABS Trust Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (c)	862	862
Fremont Home Loan Trust
Series 2002-1, Class M1, 1.92%, 8/25/2033 ‡ (j)	765	772
Series 2004-B, Class M2, 1.61%, 5/25/2034 ‡ (j)	319	318
Series 2004-C, Class M1, 1.64%, 8/25/2034 ‡ (j)	523	509
Series 2004-D, Class M1, 1.54%, 11/25/2034 (j)	1,356	1,257
Series 2004-D, Class M2, 1.57%, 11/25/2034 (j)	226	211
GLS Auto Receivables Issuer Trust
Series 2019-1A, Class D, 4.94%, 12/15/2025 (c)	540	546
Series 2019-2A, Class D, 4.52%, 2/17/2026 (c)	1,000	1,002
GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3, 2.18%, 4/16/2024	19	19
GSAMP Trust
Series 2003-SEA, Class A1, 1.47%, 2/25/2033 ‡ (j)	532	515
Series 2003-HE1, Class M1, 1.84%, 6/20/2033 ‡ (j)	1,070	1,054
Series 2005-NC1, Class M1, 1.34%, 2/25/2035 ‡ (j)	232	237
Series 2006-FM1, Class A2C, 0.99%, 4/25/2036 ‡ (j)	2,126	1,632
Home Equity Mortgage Loan Asset-Backed Trust SPMD
Series 2004-B, Class M2, 1.79%, 11/25/2034 ‡ (j)	353	350
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-C, Class M2, 1.57%, 3/25/2035 ‡ (j)	636	581
Hyundai Auto Receivables Trust Series 2020-C, Class A2, 0.26%, 9/15/2023	18	18
LendingClub Loan Certificate Issuer Trust
Series 2022-NP3, Class CERT, 0.00%, 5/15/2037 ‡ (c)	125	4,178
Series 2022-P3, Class CERT, 0.00%, 5/15/2037 ‡ (c)	125	3,359
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (c)	750	706
Lendmark Funding Trust Series 2021-1A, Class D, 5.05%, 11/20/2031 (c)	1,100	966
Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 1.69%, 8/25/2033 ‡ (j)	48	47
Marlette Funding Trust Series 2017-3A, Class D, 5.03%, 12/15/2024 ‡ (c)	72	72
Mastr Asset-Backed Securities Trust
Series 2003-OPT1, Class M3, 4.79%, 12/25/2032 ‡ (j)	1,632	1,608
Series 2004-OPT2, Class M2, 1.64%, 9/25/2034 ‡ (j)	554	538
Series 2005-NC1, Class M4, 1.81%, 12/25/2034 ‡ (j)	554	560
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (c)	2,395	2,405
Merrill Lynch Mortgage Investors Trust
Series 2003-OPT1, Class M1, 1.64%, 7/25/2034 (j)	185	180
Series 2004-HE2, Class M1, 1.87%, 8/25/2035 ‡ (j)	85	83
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 1.69%, 10/25/2033 (j)	354	350
Series 2004-HE1, Class M1, 1.52%, 1/25/2034 (j)	321	319
Series 2004-NC3, Class M1, 1.46%, 3/25/2034 ‡ (j)	1,308	1,281
Series 2004-NC5, Class M1, 1.57%, 5/25/2034 ‡ (j)	3,100	2,971
Series 2004-WMC2, Class M1, 1.58%, 7/25/2034 ‡ (j)	977	959
Series 2004-WMC2, Class M2, 2.47%, 7/25/2034 ‡ (j)	186	190
Series 2004-HE6, Class M2, 1.57%, 8/25/2034 (j)	631	607

SEE NOTES TO FINANCIAL STATEMENTS.
110	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-HE7, Class M2, 1.61%, 8/25/2034 ‡ (j)	168	164
Series 2004-HE6, Class M3, 1.64%, 8/25/2034 (j)	417	398
Series 2004-HE7, Class M3, 1.69%, 8/25/2034 ‡ (j)	35	34
Series 2004-HE8, Class M2, 1.69%, 9/25/2034 ‡ (j)	236	229
Series 2004-NC8, Class M3, 1.78%, 9/25/2034 ‡ (j)	315	312
Series 2004-HE8, Class M3, 1.79%, 9/25/2034 ‡ (j)	415	401
Series 2005-HE1, Class M2, 1.37%, 12/25/2034 ‡ (j)	256	245
Series 2005-NC1, Class M3, 1.43%, 1/25/2035 ‡ (j)	263	254
Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 0.97%, 2/25/2037 ‡ (j)	3,075	988
New Century Home Equity Loan Trust
Series 2004-1, Class M1, 1.55%, 5/25/2034 (j)	1,462	1,432
Series 2004-2, Class M2, 1.60%, 8/25/2034 ‡ (j)	102	101
Series 2004-2, Class M4, 2.47%, 8/25/2034 ‡ (j)	180	179
Series 2004-3, Class M2, 1.64%, 11/25/2034 ‡ (j)	320	317
Series 2004-3, Class M3, 1.73%, 11/25/2034 ‡ (j)	201	202
Series 2004-4, Class M2, 1.46%, 2/25/2035 ‡ (j)	286	281
NovaStar Mortgage Funding Trust Series 2003-2, Class M2, 3.44%, 9/25/2033 ‡ (j)	1,127	1,149
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A3, 2.80%, 1/20/2051 (c)	2,500	2,351
Series 2021-1A, Class B1, 4.23%, 1/20/2051 ‡ (c)	1,250	1,187
OneMain Financial Issuance Trust
Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (c)	786	787
Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (c)	990	991
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Option One Mortgage Accept Corp. Asset-Backed Certificates
Series 2003-5, Class A2, 1.31%, 8/25/2033 ‡ (j)	277	268
Series 2003-5, Class M2, 2.99%, 8/25/2033 ‡ (j)	33	39
Option One Mortgage Loan Trust Series 2004-3, Class M2, 1.52%, 11/25/2034 ‡ (j)	366	356
People's Choice Home Loan Securities Trust Series 2004-2, Class M3, 2.39%, 10/25/2034 ‡ (j)	1,910	1,868
PNMAC FMSR ISSUER TRUST Series 2018-FT1, Class A, 3.02%, 4/25/2023 (c) (j)	2,878	2,843
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (c) (h)	3,234	3,068
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (c) (h)	3,333	3,067
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 ‡ (c) (h)	6,250	5,879
Series 2021-RN4, Class A2, 5.19%, 10/25/2051 (c) (j)	5,000	4,820
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (c) (h)	4,000	3,803
Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A2, 3.60%, 2/25/2061 (c) (h)	5,000	4,684
Progress Residential Trust
Series 2021-SFR8, Class G, 4.01%, 10/17/2038 ‡ (c)	6,080	5,376
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (c)	1,250	1,213
RAMP Trust Series 2002-RS2, Class AI5, 6.03%, 3/25/2032 ‡ (j)	227	216
RASC Trust Series 2005-KS2, Class M1, 1.31%, 3/25/2035 ‡ (j)	185	184
RCO VII Mortgage LLC Series 2021-1, Class A1, 1.87%, 5/26/2026 (c) (h)	2,387	2,266
Renaissance Home Equity Loan Trust
Series 2002-3, Class M1, 2.17%, 12/25/2032 ‡ (j)	356	342
Series 2003-1, Class M1, 2.17%, 6/25/2033 ‡ (j)	155	151
Series 2003-4, Class M1, 1.94%, 3/25/2034 ‡ (j)	1,185	1,146
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	111

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (h)	637	631
Santander Drive Auto Receivables Trust Series 2021-2, Class A3, 0.34%, 2/18/2025	158	158
Santander Prime Auto Issuance Notes Trust
Series 2018-A, Class E, 5.04%, 9/15/2025 (c)	291	293
Series 2018-A, Class F, 6.80%, 9/15/2025 (c)	441	442
SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 2.24%, 8/25/2034 (j)	649	641
Saxon Asset Securities Trust Series 2004-2, Class MV2, 2.47%, 8/25/2035 ‡ (j)	260	254
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M1, 1.45%, 2/25/2034 ‡ (j)	1,202	1,181
Series 2005-OP1, Class M2, 1.34%, 1/25/2035 ‡ (j)	397	376
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (c) (h)	5,500	5,158
Structured Asset Investment Loan Trust Series 2004-5, Class M3, 1.60%, 5/25/2034 ‡ (j)	2	2
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	1,151	749
Upstart Pass-Through Trust
Series 2022-PT3, Class A, HB, 20.27%, 4/20/2030 (c) (j)	2,922	2,958
Series 2022-PT4, Class A, 19.72%, 5/20/2030 (c) (j)	5,000	5,080
Upstart Securitization Trust Series 2022-1, Class C, 5.71%, 3/20/2032 (c)	1,200	1,132
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M1, 1.57%, 10/25/2034 ‡ (j)	390	384
Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (c) (j)	290	275
Series 2004-2, Class M8A, 5.17%, 10/25/2034 ‡ (c) (j)	290	296
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class M2, 1.61%, 4/25/2034 ‡ (j)	74	74
Westlake Automobile Receivables Trust Series 2019-2A, Class F, 5.00%, 3/16/2026 (c)	1,880	1,888
		161,518
Total Asset-Backed Securities (Cost $163,719)		162,702
Foreign Government Securities — 1.2%
Angola — 0.1%
Republic of Angola
9.50%, 11/12/2025 (b)	970	1,032
8.00%, 11/26/2029 (b)	780	727
8.00%, 11/26/2029 (c)	1,550	1,445
9.13%, 11/26/2049 (b)	1,840	1,625
		4,829
Argentina — 0.0% ^
Argentine Republic
1.00%, 7/9/2029	354	113
0.50%, 7/9/2030 (h)	1,853	582
1.13%, 7/09/2035 (h)	5,116	1,450
2.00%, 1/9/2038 (h)	1,486	531
2.50%, 7/9/2041 (h)	450	150
		2,826
Bahrain — 0.1%
Kingdom of Bahrain
7.00%, 1/26/2026 (b)	970	1,032
7.00%, 10/12/2028 (b)	1,400	1,469
6.75%, 9/20/2029 (b)	200	202
5.45%, 9/16/2032 (c)	481	431
6.00%, 9/19/2044 (b)	1,500	1,241
7.50%, 9/20/2047 (b)	970	899
		5,274
Brazil — 0.0% ^
Federative Republic of Brazil
4.25%, 1/07/2025	880	889
4.50%, 5/30/2029	1,130	1,066
8.25%, 1/20/2034	585	680
5.63%, 1/7/2041	950	846
5.00%, 1/27/2045	1,230	991
		4,472

SEE NOTES TO FINANCIAL STATEMENTS.
112	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Colombia — 0.0% ^
Republic of Colombia
4.50%, 1/28/2026	350	336
3.88%, 4/25/2027	690	630
7.38%, 9/18/2037	1,000	1,037
6.13%, 1/18/2041	950	844
5.00%, 6/15/2045	1,370	1,023
5.20%, 5/15/2049	420	319
		4,189
Costa Rica — 0.0% ^
Republic of Costa Rica
4.38%, 4/30/2025 (b)	200	200
7.00%, 4/4/2044 (b)	1,100	1,044
		1,244
Cote D'Ivoire — 0.0% ^
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (b) (h)	854	806
6.13%, 6/15/2033 (b)	3,430	3,130
		3,936
Croatia — 0.0% ^
Republic of Croatia 6.00%, 1/26/2024 (b)	1,290	1,337
Dominican Republic — 0.1%
Dominican Republic Government Bond
5.50%, 1/27/2025 (b)	510	523
6.88%, 1/29/2026 (b)	1,200	1,264
5.95%, 1/25/2027 (b)	1,020	1,024
4.50%, 1/30/2030 (c)	790	679
4.88%, 9/23/2032 (c)	1,090	915
5.30%, 1/21/2041 (c)	285	225
7.45%, 4/30/2044 (b)	1,580	1,528
6.85%, 1/27/2045 (b)	500	448
6.50%, 2/15/2048 (b)	1,250	1,075
5.88%, 1/30/2060 (c)	880	667
		8,348
Ecuador — 0.1%
Republic of Ecuador
5.00%, 7/31/2030 (b) (h)	2,570	2,080
5.00%, 7/31/2030 (c) (h)	650	526
1.00%, 7/31/2035 (b) (h)	3,110	1,943
0.50%, 7/31/2040 (b) (h)	1,200	649
		5,198
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Egypt — 0.1%
Arab Republic of Egypt
3.88%, 2/16/2026 (c)	665	540
7.50%, 1/31/2027 (b)	1,720	1,531
5.88%, 2/16/2031 (a) (c)	482	352
7.05%, 1/15/2032 (a) (c)	880	678
7.63%, 5/29/2032 (c)	750	584
8.50%, 1/31/2047 (b)	1,049	758
8.70%, 3/01/2049 (c)	1,520	1,106
8.88%, 5/29/2050 (b)	250	183
8.15%, 11/20/2059 (c)	1,050	725
		6,457
El Salvador — 0.0% ^
Republic of El Salvador
5.88%, 1/30/2025 (b)	650	309
6.38%, 1/18/2027 (b)	950	389
7.12%, 1/20/2050 (b)	1,437	532
		1,230
Ethiopia — 0.0% ^
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	437	300
Gabon — 0.0% ^
Gabonese Republic 6.95%, 6/16/2025 (b)	300	298
Ghana — 0.0% ^
Republic of Ghana
7.88%, 3/26/2027 (b)	360	251
7.63%, 5/16/2029 (b)	1,310	819
10.75%, 10/14/2030 (b)	1,120	1,103
8.63%, 6/16/2049 (b)	1,890	1,081
		3,254
Guatemala — 0.0% ^
Republic of Guatemala
4.50%, 5/3/2026 (b)	655	650
6.13%, 6/1/2050 (c)	720	689
		1,339
Hungary — 0.0% ^
Hungary Government Bond 7.63%, 3/29/2041	952	1,200
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	113

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Indonesia — 0.0% ^
Republic of Indonesia
3.50%, 1/11/2028	670	654
6.75%, 1/15/2044 (b)	650	774
		1,428
Iraq — 0.0% ^
Republic of Iraq
6.75%, 3/9/2023 (b)	950	949
5.80%, 1/15/2028 (b)	1,852	1,776
		2,725
Israel — 0.0% ^
Israel Government AID Bond
4.50%, 1/30/2043	873	911
4.13%, 1/17/2048	1,966	1,934
		2,845
Jamaica — 0.0% ^
Jamaica Government Bond
8.00%, 3/15/2039	1,243	1,541
7.88%, 7/28/2045	550	674
		2,215
Jordan — 0.0% ^
Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c)	1,810	1,587
Kazakhstan — 0.0% ^
Republic of Kazakhstan 6.50%, 7/21/2045 (b)	560	633
Kenya — 0.0% ^
Republic of Kenya
6.88%, 6/24/2024 (b)	2,663	2,557
8.00%, 5/22/2032 (c)	1,360	1,163
6.30%, 1/23/2034 (a) (c)	483	362
		4,082
Lebanon — 0.0% ^
Lebanese Republic
6.00%, 1/27/2023 (b) (i)	1,250	147
6.65%, 4/22/2024 (b) (i)	625	74
6.85%, 3/23/2027 (b) (i)	2,639	297
6.65%, 11/3/2028 (b) (i)	2,215	250
7.25%, 3/23/2037 (b) (i)	492	55
		823
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — 0.0% ^
United Mexican States
5.55%, 1/21/2045	650	633
4.60%, 1/23/2046	610	517
4.50%, 1/31/2050	500	414
3.77%, 5/24/2061	1,198	829
		2,393
Morocco — 0.0% ^
Kingdom of Morocco
3.00%, 12/15/2032 (c)	690	545
4.00%, 12/15/2050 (c)	650	449
		994
Nigeria — 0.1%
Federal Republic of Nigeria
7.63%, 11/21/2025 (b)	1,000	990
6.50%, 11/28/2027 (c)	1,220	1,080
6.50%, 11/28/2027 (b)	920	814
8.75%, 1/21/2031 (b)	780	707
7.88%, 2/16/2032 (b)	710	595
7.63%, 11/28/2047 (b)	600	424
7.63%, 11/28/2047 (c)	1,290	913
		5,523
Oman — 0.1%
Sultanate of Oman Government Bond
4.88%, 2/1/2025 (c)	320	322
4.75%, 6/15/2026 (b)	1,550	1,519
5.38%, 3/08/2027 (b)	1,320	1,323
6.00%, 8/1/2029 (b)	1,180	1,192
6.25%, 1/25/2031 (c)	264	268
7.38%, 10/28/2032 (c)	625	685
6.50%, 3/08/2047 (b)	340	310
6.75%, 1/17/2048 (b)	1,170	1,091
7.00%, 1/25/2051 (c)	301	289
		6,999
Pakistan — 0.0% ^
Islamic Republic of Pakistan
8.25%, 4/15/2024 (b)	730	652
8.25%, 9/30/2025 (b)	550	465
6.00%, 4/8/2026 (c)	471	384
7.38%, 4/8/2031 (c)	554	424
8.88%, 4/8/2051 (b)	767	548
		2,473

SEE NOTES TO FINANCIAL STATEMENTS.
114	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Panama — 0.1%
Republic of Panama
3.75%, 3/16/2025	1,050	1,046
3.88%, 3/17/2028	1,750	1,694
6.70%, 1/26/2036	1,150	1,294
4.50%, 4/1/2056	810	688
3.87%, 7/23/2060	380	284
		5,006
Paraguay — 0.1%
Republic of Paraguay
4.70%, 3/27/2027 (b)	2,020	2,003
6.10%, 8/11/2044 (b)	2,130	2,089
5.60%, 3/13/2048 (b)	350	313
5.40%, 3/30/2050 (c)	950	839
		5,244
Peru — 0.0% ^
Republic of Peru
4.13%, 8/25/2027	760	753
5.63%, 11/18/2050	750	823
		1,576
Philippines — 0.0% ^
Republic of Philippines
3.00%, 2/1/2028	1,100	1,052
3.70%, 2/2/2042	1,430	1,237
		2,289
Qatar — 0.0% ^
State of Qatar
4.00%, 3/14/2029 (c)	540	553
5.10%, 4/23/2048 (b)	1,200	1,335
4.82%, 3/14/2049 (b)	1,570	1,686
4.82%, 3/14/2049 (c)	430	461
		4,035
Romania — 0.0% ^
Romania Government Bond
4.38%, 8/22/2023 (b)	1,010	1,023
6.13%, 1/22/2044 (b)	810	836
5.13%, 6/15/2048 (b)	730	662
		2,521
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia
3.25%, 10/26/2026 (b)	1,000	995
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Saudi Arabia—continued
3.63%, 3/4/2028 (b)	1,980	1,967
2.25%, 2/2/2033 (c)	480	416
4.63%, 10/4/2047 (b)	1,050	1,024
5.00%, 4/17/2049 (b)	650	673
3.45%, 2/2/2061 (c)	468	374
		5,449
Senegal — 0.0% ^
Republic of Senegal
6.75%, 3/13/2048 (b)	650	514
6.75%, 3/13/2048 (c)	460	364
		878
Serbia, Republic Of — 0.0% ^
Republic of Serbia 2.13%, 12/1/2030 (c)	797	590
South Africa — 0.1%
Republic of South Africa
4.88%, 4/14/2026 (a)	220	217
4.30%, 10/12/2028	2,380	2,169
6.25%, 3/08/2041	2,500	2,264
5.00%, 10/12/2046 (a)	700	526
5.75%, 9/30/2049	1,550	1,225
		6,401
Sri Lanka — 0.0% ^
Democratic Socialist Republic of Sri Lanka
5.75%, 4/18/2023 (b)	850	366
6.85%, 11/3/2025 (b)	596	259
6.20%, 5/11/2027 (b)	1,050	446
6.75%, 4/18/2028 (b)	1,540	655
7.55%, 3/28/2030 (c)	660	279
		2,005
Tajikistan — 0.0% ^
Republic of Tajikistan 7.13%, 9/14/2027 (b)	600	432
Tunisia — 0.0% ^
Tunisian Republic 5.75%, 1/30/2025 (b)	330	224
Turkey — 0.0% ^
Republic of Turkey
5.60%, 11/14/2024	950	909
4.88%, 10/9/2026	900	791
5.13%, 2/17/2028	940	803
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	115

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Turkey—continued
6.00%, 1/14/2041	1,040	777
4.88%, 4/16/2043	510	345
		3,625
Ukraine — 0.0% ^
Ukraine Government Bond
7.75%, 9/1/2023 (b)	1,413	558
7.75%, 9/1/2024 (b)	700	236
7.75%, 9/1/2025 (b)	970	316
7.75%, 9/1/2026 (b)	500	164
7.75%, 9/1/2027 (b)	1,080	354
9.75%, 11/1/2028 (b)	840	275
7.38%, 9/25/2032 (b)	1,560	484
7.25%, 3/15/2033 (b)	1,530	474
		2,861
United Arab Emirates — 0.0% ^
United Arab Emirates Government Bond
2.88%, 10/19/2041 (c)	840	702
4.13%, 10/11/2047 (b)	1,900	1,860
3.13%, 9/30/2049 (b)	930	764
		3,326
Uruguay — 0.1%
Oriental Republic of Uruguay
7.88%, 1/15/2033	440	567
7.63%, 3/21/2036	790	1,033
5.10%, 6/18/2050	2,420	2,541
4.98%, 4/20/2055	440	454
		4,595
Zambia — 0.0% ^
Republic of Zambia 8.97%, 7/30/2027 (b)	1,050	777
Total Foreign Government Securities (Cost $176,786)		142,285
INVESTMENTS	SHARES (000)
Preferred Stocks — 0.6%
United States — 0.6%
Allstate Corp. (The) Series H, 5.10%, 10/15/2024 ($25 par value) (o)	49	1,100
Bank of America Corp.,
Series GG, 6.00%, 5/16/2023 ($25 par value) (o)	145	3,628
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Series HH, 5.88%, 7/24/2023 ($25 par value) (o)	121	2,970
Series KK, 5.38%, 6/25/2024 ($25 par value) (o)	92	2,074
Series LL, 5.00%, 9/17/2024 ($25 par value) (o)	35	744
Energy Transfer LP Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 (f) (o)	255	6,179
Goodman Networks, Inc. ‡ *	64	1
MetLife, Inc. Series F, 4.75%, 3/15/2025 ($25 par value) (o)	99	2,235
Morgan Stanley,
Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (f) (o)	72	1,868
Series L, 4.88%, 1/15/2025 ($25 par value) (o)	25	524
Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (f) (o)	419	10,564
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ *	2,316	2,536
NextEra Energy Capital Holdings, Inc. Series N, 5.65%, 3/1/2079 ($25 par value)	115	2,880
Northern Trust Corp. Series E, 4.70%, 1/1/2025 ($25 par value) (o)	62	1,416
Public Storage Series L, REIT, 4.63%, 6/17/2025 ($25 par value) (o)	77	1,692
SCE Trust VI 5.00%, 6/26/2022 ($25 par value) (o)	453	9,125
Sempra Energy 5.75%, 7/1/2079 ($25 par value)	18	427
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	160	3,379
State Street Corp. Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (f) (o)	43	1,099
Truist Financial Corp. Series R, 4.75%, 9/1/2025 ($25 par value) (o)	104	2,112
US Bancorp Series K, 5.50%, 10/15/2023 ($25 par value) (o)	58	1,398
Wells Fargo & Co.,
Series Y, 5.63%, 6/15/2022 ($25 par value) (o)	152	3,600

SEE NOTES TO FINANCIAL STATEMENTS.
116	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued
United States — continued
Series Z, 4.75%, 3/15/2025 ($25 par value) (o)	776	15,086
Series AA, 4.70%, 12/15/2025 ($25 par value) (o)	19	361
Total Preferred Stocks (Cost $85,237)		76,998
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%
United States — 0.6%
U.S. Treasury Notes , 0.13%, 1/31/2023 (p)(Cost $68,022)	68,308	67,428
Convertible Bonds — 0.4%
Australia — 0.0% ^
DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD 1,600	1,126
Glencore Funding LLC Zero Coupon, 3/27/2025 (b)	1,000	1,149
		2,275
Canada — 0.0% ^
Shopify, Inc. 0.13%, 11/1/2025	681	591
China — 0.1%
Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (b)	600	539
Hello Group, Inc. 1.25%, 7/1/2025	1,149	1,046
Meituan Zero Coupon, 4/27/2028 (b)	1,000	821
Pharmaron Beijing Co. Ltd. Zero Coupon,6/18/2026 (b)	1,000	860
Pinduoduo, Inc. Zero Coupon, 12/1/2025	1,120	986
Smart Insight International Ltd. 4.50%, 12/5/2023 (b)	HKD 4,000	426
Weibo Corp. 1.25%, 11/15/2022	1,124	1,096
		5,774
Germany — 0.0% ^
MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (b)	EUR 800	819
Israel — 0.0% ^
Wix.com Ltd. Zero Coupon, 8/15/2025	1,673	1,447
New Zealand — 0.0% ^
Xero Investments Ltd. Zero Coupon, 12/2/2025 (b)	916	782
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Korea — 0.0% ^
Delivery Hero SE Series A, 1.00%, 4/30/2026 (b)	EUR 300	229
Spain — 0.0% ^
Cellnex Telecom SA 0.75%, 11/20/2031 (b)	EUR 1,200	1,063
Taiwan — 0.0% ^
Sea Ltd. 0.25%, 9/15/2026	1,027	773
United Kingdom — 0.0% ^
Barclays Bank plc
Zero Coupon, 2/4/2025	490	713
Series VUN, Zero Coupon, 2/18/2025	508	558
Capital & Counties Properties plc REIT, 2.00%, 3/30/2026	GBP 500	635
Cornwall Jersey Ltd. 0.75%, 4/16/2026 (b)	GBP 500	491
Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (b)	EUR 600	472
Ocado Group plc 0.75%, 1/18/2027 (b)	GBP 300	281
Trainline plc 1.00%, 1/14/2026 (b)	GBP 600	647
WH Smith plc 1.63%, 5/7/2026 (b)	GBP 500	586
		4,383
United States — 0.3%
Affirm Holdings, Inc. Zero Coupon, 11/15/2026 (c)	1,508	997
Airbnb, Inc. Zero Coupon, 3/15/2026	693	635
Alteryx, Inc. 1.00%, 8/1/2026	1,137	968
Avalara, Inc. 0.25%, 8/1/2026 (c)	687	549
Beyond Meat, Inc. Zero Coupon, 3/15/2027	473	247
BigCommerce Holdings, Inc. 0.25%, 10/1/2026 (c)	389	288
BofA Finance LLC 0.25%, 5/1/2023	615	641
Cheesecake Factory, Inc. (The) 0.38%, 6/15/2026	366	312
Chegg, Inc. Zero Coupon, 9/1/2026	1,646	1,277
Confluent, Inc. Zero Coupon, 1/15/2027 (c)	395	303
DigitalBridge Group, Inc. REIT, 5.00%, 4/15/2023	853	852
DISH Network Corp.
2.38%,3/15/2024	2,092	1,945
3.38%, 8/15/2026	4,533	3,887
DocuSign, Inc. Zero Coupon, 1/15/2024	970	901
Dropbox, Inc. Zero Coupon, 3/1/2026	999	904
Gulfport Energy Corp. 15.00% (PIK), 5/31/2022 ‡ (g)	—	2,141
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	469	402
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	117

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
United States — continued
LendingTree, Inc. 0.50%, 7/15/2025	1,331	1,065
Liberty Interactive LLC
4.00%, 11/15/2029	3,709	2,504
3.75%, 2/15/2030	320	220
Meritor, Inc. 3.25%, 10/15/2037	564	618
MFA Financial, Inc. REIT, 6.25%, 6/15/2024	882	869
Peloton Interactive, Inc. Zero Coupon, 2/15/2026	1,133	922
Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	716	707
Repay Holdings Corp. Zero Coupon, 2/1/2026 (c)	855	693
RingCentral, Inc.
Zero Coupon, 3/1/2025	1,093	916
Zero Coupon, 3/15/2026	1,704	1,350
RWT Holdings, Inc. 5.75%, 10/1/2025	313	290
Shift4 Payments, Inc. 0.50%, 8/1/2027 (c)	544	443
Snap, Inc. Zero Coupon, 5/1/2027 (c)	919	729
Splunk, Inc. 1.13%, 6/15/2027	657	589
Spotify USA, Inc. Zero Coupon, 3/15/2026	654	532
Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	636	616
TripAdvisor, Inc. 0.25%, 4/1/2026	672	554
Twitter, Inc. Zero Coupon, 3/15/2026	1,630	1,539
Uber Technologies, Inc. Zero Coupon, 12/15/2025	1,071	925
Unity Software, Inc. Zero Coupon, 11/15/2026 (c)	384	297
Vishay Intertechnology, Inc. 2.25%, 6/15/2025	756	738
		34,365
Vietnam — 0.0% ^
No. Va Land Investment Group Corp. 5.25%, 7/16/2026 (b)	1,200	1,212
Total Convertible Bonds (Cost $57,156)		53,713
INVESTMENTS	SHARES (000)
Convertible Preferred Stocks — 0.2%
United States — 0.2%
AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	20	1,089
Bank of America Corp. Series L, 7.25% ($1,000 par value)	2	2,621
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	1	2,467
Claire's Stores, Inc. ‡ *	3	7,506
Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	—	670
Dominion Energy, Inc. Series A, 7.25%, 6/1/2022 ($100 par value)	10	963
KKR & Co., Inc., Series C, 6.00%, 9/15/2023 ($50 par value)	26	1,705
NextEra Energy, Inc. 6.22%, 9/1/2023 ($50 par value)	30	1,425
Stanley Black & Decker, Inc. 5.25%, 11/15/2022 ($100 par value)	9	711
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	2	2,341
Total Convertible Preferred Stocks (Cost $13,628)		21,498
INVESTMENTS	NO. OF WARRANTS (000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Cineworld Group expiring 12/31/2049, price 4,149.00 GBP *	17	—
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD ‡ *	47	2,614
		2,614
United States — 0.0% ^
Chesapeake Energy Corp.
expiring 2/9/2026, price 35.00 USD *	10	552
expiring 2/9/2026, price 26.00 USD *	17	997
expiring 2/9/2026, price 31.00 USD *	19	1,027
Windstream Holdings, Inc. expiring 12/31/2049, price 11.00 USD ‡ *	4	67
		2,643
Total Warrants (Cost $—)		5,257
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.0% ^
United States — 0.0% ^
FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	274	275

SEE NOTES TO FINANCIAL STATEMENTS.
118	J.P. Morgan Funds	April 30, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
United States — continued
FNMA UMBS, 30 Year
Pool # MA4398, 2.00%, 8/1/2051	602	532
Pool # MA4465, 2.00%, 11/1/2051	53	47
Pool # MA4548, 2.50%, 2/1/2052	20	18
Pool # MA4563, 2.50%, 3/1/2052	59	54
Pool # MA4564, 3.00%, 3/1/2052	18	17
Total Mortgage-Backed Securities (Cost $1,036)		943
INVESTMENTS	NO. OF RIGHTS (000)
Rights — 0.0% ^
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025‡ *	56	—
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡ *	488	622
Total Rights (Cost $1)		622
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 6.6%
Certificates of Deposits — 0.0% ^
Bank of Nova Scotia (The), (SOFR + 0.87%), 0.86%, 3/24/2023 (f)	325	325
Lloyds Bank Corporate Markets plc, (SOFR + 0.96%), 0.95%, 3/22/2023 (f)	249	250
Shinhan Bank, 0.80%, 8/12/2022	58	58
Total Certificates of Deposits (Cost $632)		633
Commercial Paper — 0.0% ^
CDP Financial, Inc., 0.61%, 8/1/2022 (c) (q)	178	177
Enel Finance America LLC, 1.01%, 1/20/2023 (c) (q)	250	245
Toronto-Dominion Bank (The), 0.40%, 11/22/2022 (c) (q)	250	247
Volvo Group Treasury U.S., Inc., 1.36%, 9/1/2022 (c) (q)	250	249
Waste Management, Inc., 0.31%, 9/8/2022 (c) (q)	250	249
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Westpac Securities NZ Ltd., 0.52%, 11/25/2022 (c) (q)	250	247
Total Commercial Paper (Cost $1,423)		1,414
INVESTMENTS	SHARES (000)
Investment Companies — 4.7%
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (k) (r)	80,057	80,081
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (k) (r)	486,793	486,890
Total Investment Companies (Cost $566,950)		566,971
Investment of Cash Collateral from Securities Loaned — 1.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (k) (r)	197,993	197,855
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (k) (r)	24,748	24,748
Total Investment of Cash Collateral from Securities Loaned (Cost $222,643)		222,603
Total Short-Term Investments (Cost $791,648)		791,621
Total Investments — 104.4% (Cost $12,414,608)		12,586,691
Liabilities in Excess of Other Assets — (4.4)%		(532,915)
NET ASSETS — 100.0%		12,053,776
Percentages indicated are based on net assets.
Amounts presented as a dash (“-“) represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ELN	Equity-Linked Note
ETF	Exchange Traded Fund
EUR	Euro
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	119

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April 30, 2022. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
UNFND	Unfunded
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 is $211,753.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2022.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2022.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2022.
(i)	Defaulted security.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2022.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of April 30, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of reporting date (e.g. March 31, 2021.)

SEE NOTES TO FINANCIAL STATEMENTS.
120	J.P. Morgan Funds	April 30, 2022

(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The rate shown is the effective yield as of April 30, 2022.
(r)	The rate shown is the current yield as of April 30, 2022.
Summary of Investments by Industry, April 30, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	6.8%
Convertible Bonds	6.8
Oil, Gas & Consumable Fuels	6.5
Equity Real Estate Investment Trusts (REITs)	4.8
Diversified Telecommunication Services	4.2
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.7
Pharmaceuticals	3.7
Electric Utilities	3.3
Media	3.3
Insurance	2.7
Exchange-Traded Fund	2.5
Capital Markets	2.5
Health Care Providers & Services	2.4
Hotels, Restaurants & Leisure	1.7
Food Products	1.7
Semiconductors & Semiconductor Equipment	1.6
Wireless Telecommunication Services	1.6
Chemicals	1.6
Metals & Mining	1.4
Asset-Backed Securities	1.3
Multi-Utilities	1.2
Foreign Government Securities	1.1
Specialty Retail	1.0
Food & Staples Retailing	1.0
Beverages	1.0
Others (each less than 1.0%)	20.4
Short-Term Investments	6.3
Detailed information about investment portfolios of the underlying funds and ETFs  can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	121

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	65	06/17/2022	EUR	2,524	(61)
FTSE 100 Index	15	06/17/2022	GBP	1,399	38
S&P 500 E-Mini Index	3,059	06/17/2022	USD	631,798	(21,156)
U.S. Treasury 10 Year Note	14,709	06/21/2022	USD	1,751,061	(110,693)
					(131,872)
Short Contracts
EURO STOXX 50 Index	(4,085)	06/17/2022	EUR	(158,632)	(2,504)
Russell 2000 E-mini Index	(5,021)	06/17/2022	USD	(467,430)	24,760
					22,256
					(109,616)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.
122	J.P. Morgan Funds	April 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited)
(Amounts in thousands, except per share amounts)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,782,283	$11,482,813
Investments in affiliates, at value	351,663	881,275
Investments of cash collateral received from securities loaned, at value (See Note 2.F)	89,630	222,603
Options purchased, at value	46,482	—
Cash	2,301	2,355
Foreign currency, at value	3,450	705
Deposits at broker for futures contracts	3,526	426
Receivables:
Investment securities sold	31,897	125,248
Fund shares sold	1,965	7,978
Interest from non-affiliates	11,442	70,394
Dividends from non-affiliates	3,384	13,010
Dividends from affiliates	684	105
Tax reclaims	2,479	8,723
Securities lending income (See Note 2.F)	69	174
Unrealized appreciation on forward foreign currency exchange contracts	44,591	—
Outstanding OTC swap contracts, at value	544	—
Total Assets	4,376,390	12,815,809
LIABILITIES:
Payables:
Investment securities purchased	54,540	507,312
Collateral received on securities loaned (See Note 2.F)	89,630	222,603
Fund shares redeemed	3,602	15,811
Variation margin on futures contracts	4,775	7,033
Unrealized depreciation on forward foreign currency exchange contracts	7,296	—
Unrealized depreciation on unfunded commitments	—	6
Accrued liabilities:
Investment advisory fees	1,924	4,172
Administration fees	264	717
Distribution fees	421	2,139
Service fees	370	347
Custodian and accounting fees	117	290
Deferred foreign capital gains tax	—	1,039
Other	196	564
Total Liabilities	163,135	762,033
Net Assets	$4,213,255	$12,053,776
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	123

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2022 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$4,118,834	$12,102,124
Total distributable earnings (loss)	94,421	(48,348)
Total Net Assets:	$4,213,255	$12,053,776
Net Assets:
Class A	$ 690,735	$ 4,901,476
Class C	416,076	1,701,969
Class I	2,210,640	5,012,509
Class R2	5,883	—
Class R3	893	—
Class R4	1,316	—
Class R5	69	—
Class R6	887,643	437,822
Total	$4,213,255	$12,053,776
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	36,602	487,104
Class C	22,494	169,644
Class I	116,341	497,272
Class R2	314	—
Class R3	47	—
Class R4	70	—
Class R5	4	—
Class R6	46,734	43,430
Net Asset Value (a):
Class A — Redemption price per share	$ 18.87	$ 10.06
Class C — Offering price per share (b)	18.50	10.03
Class I — Offering and redemption price per share	19.00	10.08
Class R2 — Offering and redemption price per share	18.72	—
Class R3 — Offering and redemption price per share	18.94	—
Class R4 — Offering and redemption price per share	18.87	—
Class R5 — Offering and redemption price per share	19.01	—
Class R6 — Offering and redemption price per share	18.99	10.08
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$ 19.76	$ 10.53
Cost of investments in non-affiliates	$3,592,584	$11,292,873
Cost of investments in affiliates	355,621	899,092
Cost of options purchased	26,377	—
Cost of foreign currency	2,216	776
Investment securities on loan, at value (See Note 2.F)	83,512	211,753
Cost of investment of cash collateral (See Note 2.F)	89,632	222,643

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.
124	J.P. Morgan Funds	April 30, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited)
(Amounts in thousands)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$ 16,805	$ 192,577
Interest income from affiliates	—(a)	—
Dividend income from non-affiliates	28,216	87,465
Dividend income from affiliates	826	7,783
Income from securities lending (net) (See Note 2.F)	209	594
Foreign taxes withheld (net)	(1,686)	(5,970)
Total investment income	44,370	282,449
EXPENSES:
Investment advisory fees	13,230	27,351
Administration fees	1,804	4,476
Distribution fees:
Class A	942	6,468
Class C	1,791	7,291
Class R2	16	—
Class R3	2	—
Service fees:
Class A	942	6,468
Class C	597	2,430
Class I	3,198	6,809
Class R2	8	—
Class R3	2	—
Class R4	2	—
Class R5	—(a)	—
Custodian and accounting fees	417	857
Interest expense to affiliates	13	3
Professional fees	92	119
Trustees’ and Chief Compliance Officer’s fees	20	32
Printing and mailing costs	79	260
Registration and filing fees	128	159
Transfer agency fees (See Note 2.M)	43	135
Dividend expense to non-affiliates on securities sold short	271	—
Interest expense to non-affiliates on securities sold short	47	—
Other	240	314
Total expenses	23,884	63,172
Less fees waived	(2,677)	(13,564)
Less expense reimbursements	(3)	(460)
Net expenses	21,204	49,148
Net investment income (loss)	$ 23,166	$ 233,301 (a) Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	125

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2022 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$ 95,251	$ 119,793(a)
Investments in affiliates	(103)	(102)
Options purchased	4,112	—
Futures contracts	(77,926)	(113,348)
Securities sold short	(2,812)	—
Foreign currency transactions	(3,173)	(800)
Forward foreign currency exchange contracts	50,056	—
Swaps	2,206	—
Net realized gain (loss)	67,611	5,543
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(686,179)	(1,141,985)(b)
Investments in affiliates	(4,008)	(17,895)
Options purchased	17,688	—
Futures contracts	(49,529)	(72,831)
Securities sold short	(10)	—
Foreign currency translations	1,737	(1,110)
Forward foreign currency exchange contracts	30,171	—
Swaps	(1,706)	—
Unfunded commitments	—	(10)
Change in net unrealized appreciation/depreciation	(691,836)	(1,233,831)
Net realized/unrealized gains (losses)	(624,225)	(1,228,288)
Change in net assets resulting from operations	$(601,059)	$ (994,987)

(a)	Net of foreign capital gains tax of $(792).
(b)	Net of change in foreign capital gains tax of $840.
SEE NOTES TO FINANCIAL STATEMENTS.
126	J.P. Morgan Funds	April 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 23,166	$ 53,504	$ 233,301	$ 458,527
Net realized gain (loss)	67,611	371,128	5,543	691,837
Change in net unrealized appreciation/depreciation	(691,836)	508,200	(1,233,831)	962,131
Change in net assets resulting from operations	(601,059)	932,832	(994,987)	2,112,495
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(69,829)	(11,389)	(340,225)	(175,523)
Class C	(44,839)	(7,511)	(126,592)	(72,722)
Class I	(241,983)	(52,958)	(365,002)	(205,129)
Class R2	(579)	(100)	—	—
Class R3	(116)	(15)	—	—
Class R4	(127)	(20)	—	—
Class R5	(7)	(4)	—	—
Class R6	(95,366)	(18,956)	(30,650)	(18,942)
Total distributions to shareholders	(452,846)	(90,953)	(862,469)	(472,316)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	144,563	651,552	232,268	(30,633)
NET ASSETS:
Change in net assets	(909,342)	1,493,431	(1,625,188)	1,609,546
Beginning of period	5,122,597	3,629,166	13,678,964	12,069,418
End of period	$4,213,255	$5,122,597	$12,053,776	$13,678,964
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 132,972	$ 343,717	$ 610,966	$ 1,470,545
Distributions reinvested	64,220	10,397	312,321	160,549
Cost of shares redeemed	(113,624)	(165,771)	(611,053)	(1,007,091)
Change in net assets resulting from Class A capital transactions	83,568	188,343	312,234	624,003
Class C
Proceeds from shares issued	22,448	58,369	72,788	192,408
Distributions reinvested	40,451	6,657	120,824	69,488
Cost of shares redeemed	(59,819)	(110,453)	(361,443)	(941,440)
Change in net assets resulting from Class C capital transactions	3,080	(45,427)	(167,831)	(679,544)
Class I
Proceeds from shares issued	259,209	596,114	441,227	991,794
Distributions reinvested	204,489	43,953	328,487	183,235
Cost of shares redeemed	(455,032)	(447,625)	(709,222)	(1,052,204)
Change in net assets resulting from Class I capital transactions	8,666	192,442	60,492	122,825
Class R2
Proceeds from shares issued	409	741	—	—
Distributions reinvested	579	100	—	—
Cost of shares redeemed	(640)	(886)	—	—
Change in net assets resulting from Class R2 capital transactions	348	(45)	—	—
Class R3
Proceeds from shares issued	690	95	—	—
Distributions reinvested	4	1	—	—
Cost of shares redeemed	(450)	(47)	—	—
Change in net assets resulting from Class R3 capital transactions	244	49	—	—
Class R4
Proceeds from shares issued	203	920	—	—
Distributions reinvested	127	20	—	—
Cost of shares redeemed	(81)	(449)	—	—
Change in net assets resulting from Class R4 capital transactions	249	491	—	—
Class R5
Proceeds from shares issued	3	707	—	—
Distributions reinvested	7	4	—	—
Cost of shares redeemed	(13)	(680)	—	—
Change in net assets resulting from Class R5 capital transactions	(3)	31	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
128	J.P. Morgan Funds	April 30, 2022

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$ 31,004	$ 353,812	$ 40,254	$ 83,057
Distributions reinvested	90,836	18,024	30,225	18,708
Cost of shares redeemed	(73,429)	(56,168)	(43,106)	(199,682)
Change in net assets resulting from Class R6 capital transactions	48,411	315,668	27,373	(97,917)
Total change in net assets resulting from capital transactions	$ 144,563	$ 651,552	$ 232,268	$ (30,633)
SHARE TRANSACTIONS:
Class A
Issued	6,208	15,139	56,020	128,767
Reinvested	2,958	469	28,542	14,043
Redeemed	(5,386)	(7,316)	(56,138)	(88,675)
Change in Class A Shares	3,780	8,292	28,424	54,135
Class C
Issued	1,064	2,621	6,654	16,903
Reinvested	1,900	309	11,057	6,110
Redeemed	(2,886)	(4,969)	(33,340)	(82,929)
Change in Class C Shares	78	(2,039)	(15,629)	(59,916)
Class I
Issued	12,093	26,172	40,285	86,981
Reinvested	9,359	1,971	29,962	16,013
Redeemed	(21,492)	(19,623)	(65,255)	(92,705)
Change in Class I Shares	(40)	8,520	4,992	10,289
Class R2
Issued	19	33	—	—
Reinvested	27	5	—	—
Redeemed	(29)	(40)	—	—
Change in Class R2 Shares	17	(2)	—	—
Class R3
Issued	30	4	—	—
Redeemed	(22)	(2)	—	—
Change in Class R3 Shares	8	2	—	—
Class R4
Issued	10	40	—	—
Reinvested	6	1	—	—
Redeemed	(4)	(19)	—	—
Change in Class R4 Shares	12	22	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICIATED (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—(a)	32	—	—
Reinvested	1	—(a)	—	—
Redeemed	(1)	(29)	—	—
Change in Class R5 Shares	—(a)	3	—	—
Class R6
Issued	1,448	15,695	3,717	7,264
Reinvested	4,159	807	2,758	1,635
Redeemed	(3,615)	(2,448)	(3,952)	(17,707)
Change in Class R6 Shares	1,992	14,054	2,523	(8,808)

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.
130	J.P. Morgan Funds	April 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$23.57	$0.08	$(2.72)	$(2.64)	$(0.26)	$(1.80)	$(2.06)
Year Ended October 31, 2021	19.27	0.22	4.50	4.72	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Class C
Six Months Ended April 30, 2022(Unaudited)	23.15	0.03	(2.66)	(2.63)	(0.22)	(1.80)	(2.02)
Year Ended October 31, 2021	18.94	0.11	4.41	4.52	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Class I
Six Months Ended April 30, 2022(Unaudited)	23.72	0.11	(2.74)	(2.63)	(0.29)	(1.80)	(2.09)
Year Ended October 31, 2021	19.39	0.28	4.52	4.80	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Class R2
Six Months Ended April 30, 2022(Unaudited)	23.40	0.05	(2.70)	(2.65)	(0.23)	(1.80)	(2.03)
Year Ended October 31, 2021	19.14	0.14	4.45	4.59	(0.19)	(0.14)	(0.33)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Class R3
Six Months Ended April 30, 2022(Unaudited)	23.65	0.07	(2.73)	(2.66)	(0.25)	(1.80)	(2.05)
Year Ended October 31, 2021	19.34	0.20	4.50	4.70	(0.25)	(0.14)	(0.39)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018(k) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—
Class R4
Six Months Ended April 30, 2022(Unaudited)	23.57	0.10	(2.72)	(2.62)	(0.28)	(1.80)	(2.08)
Year Ended October 31, 2021	19.28	0.26	4.48	4.74	(0.31)	(0.14)	(0.45)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018(k) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—
Class R5
Six Months Ended April 30, 2022(Unaudited)	23.73	0.12	(2.75)	(2.63)	(0.29)	(1.80)	(2.09)
Year Ended October 31, 2021	19.39	0.33	4.48	4.81	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018(k) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.
132	J.P. Morgan Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)(h)	Net investment income (loss)(c)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(g)(h)	Portfolio turnover rate (excluding securities sold short)(e)(i)	Portfolio turnover rate (including securities sold short)(e)(i)

$18.87	(12.25)%	$ 690,735	1.03(j)%	0.81(j)%	1.18(j)%	57%	64%
23.57	24.67	773,563	1.04	0.97	1.18	101	110
19.27	3.94	472,779	1.03	1.45	1.19	105	116
18.82	9.08	443,776	1.05	2.00	1.26	111	139
17.71	(1.81)	344,414	1.06	1.67	1.28	108	131
18.63	15.88	305,300	1.04	1.96	1.29	83	95

18.50	(12.42)	416,076	1.53(j)	0.30(j)	1.68(j)	57	64
23.15	24.02	519,020	1.54	0.49	1.68	101	110
18.94	3.44	463,256	1.54	0.95	1.69	105	116
18.54	8.54	526,390	1.55	1.49	1.76	111	139
17.47	(2.32)	511,863	1.56	1.18	1.78	108	131
18.39	15.29	406,887	1.54	1.45	1.79	83	95

19.00	(12.15)	2,210,640	0.78(j)	1.05(j)	0.93(j)	57	64
23.72	24.96	2,760,026	0.79	1.23	0.93	101	110
19.39	4.25	2,091,223	0.78	1.71	0.93	105	116
18.91	9.36	2,170,359	0.80	2.25	1.00	111	139
17.79	(1.58)	1,855,964	0.82	1.95	1.03	108	131
18.71	16.12	1,611,736	0.79	2.14	1.02	83	95

18.72	(12.39)	5,883	1.40(j)	0.44(j)	1.45(j)	57	64
23.40	24.16	6,946	1.41	0.61	1.45	101	110
19.14	3.55	5,724	1.40	1.09	1.46	105	116
18.73	8.69	5,394	1.42	1.64	1.56	111	139
17.64	(2.09)	3,658	1.39	1.35	1.56	108	131
18.57	15.50	2,441	1.29	1.58	1.62	83	95

18.94	(12.32)	893	1.15(j)	0.67(j)	1.18(j)	57	64
23.65	24.47	932	1.16	0.86	1.18	101	110
19.34	3.85	720	1.15	1.22	1.26	105	116
18.90	8.97	50	1.17	1.83	1.44	111	139
17.79	(4.61)	19	1.23	1.08	1.38	108	131

18.87	(12.19)	1,316	0.90(j)	0.94(j)	0.93(j)	57	64
23.57	24.77	1,377	0.91	1.12	0.93	101	110
19.28	4.13	688	0.90	1.59	0.95	105	116
18.81	9.20	631	0.92	2.29	1.02	111	139
17.71	(4.58)	19	0.98	1.33	1.13	108	131

19.01	(12.13)	69	0.75(j)	1.09(j)	0.80(j)	57	64
23.73	25.00	89	0.76	1.43	0.81	101	110
19.39	4.23	22	0.75	1.73	0.97	105	116
18.92	9.39	21	0.78	2.27	1.00	111	139
17.80	(4.56)	19	0.73	1.58	0.88	108	131
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class R6
Six Months Ended April 30, 2022(Unaudited)	$23.71	$0.13	$(2.75)	$(2.62)	$(0.30)	$(1.80)	$(2.10)
Year Ended October 31, 2021	19.38	0.31	4.52	4.83	(0.36)	(0.14)	(0.50)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017(k) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized for periods less than one year.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)

	April 30, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.02%	1.03%	1.02%	1.02%	1.02%	1.02%
Class C	1.52%	1.53%	1.53%	1.52%	1.52%	1.52%
Class I	0.77%	0.78%	0.77%	0.77%	0.78%	0.77%
Class R2	1.39%	1.40%	1.39%	1.39%	1.35%	1.27%
Class R3	1.14%	1.15%	1.14%	1.14%	1.19%	—%
Class R4	0.89%	0.90%	0.89%	0.89%	0.94%	—%
Class R5	0.74%	0.75%	0.74%	0.75%	0.69%	—%
Class R6	0.64%	0.65%	0.64%	0.64%	0.64%	—%
Expenses without waivers (excluding dividend and interest expense for securities sold short)
Class A	1.17%	1.17%	1.18%	1.23%	1.24%	1.27%
Class C	1.67%	1.67%	1.68%	1.73%	1.74%	1.77%
Class I	0.92%	0.92%	0.92%	0.97%	0.99%	1.00%
Class R2	1.44%	1.44%	1.45%	1.53%	1.52%	1.60%
Class R3	1.17%	1.17%	1.25%	1.41%	1.34%	—%
Class R4	0.92%	0.92%	0.94%	0.99%	1.09%	—%
Class R5	0.79%	0.80%	0.96%	0.97%	0.84%	—%
Class R6	0.67%	0.67%	0.67%	0.72%	0.74%	—%

(h)	Does not include expenses of underlying funds.
(i)	The Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(k)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
134	J.P. Morgan Funds	April 30, 2022

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)(h)	Net investment income (loss)(c)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(g)(h)	Portfolio turnover rate (excluding securities sold short)(e)(i)	Portfolio turnover rate (including securities sold short)(e)(i)

$18.99	(12.10)%	$ 887,643	0.65(j)%	1.19(j)%	0.68(j)%	57%	64%
23.71	25.13	1,060,644	0.66	1.36	0.68	101	110
19.38	4.34	594,754	0.65	1.83	0.68	105	116
18.91	9.50	528,192	0.67	2.35	0.75	111	139
17.79	(1.58)	841,967	0.68	2.02	0.78	108	131
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2022(Unaudited)	$11.62	$0.19	$(1.02)	$(0.83)	$(0.23)	$(0.50)	$(0.73)
Year Ended October 31, 2021	10.21	0.40	1.42	1.82	(0.41)	—	(0.41)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	(0.41)
Class C
Six Months Ended April 30, 2022(Unaudited)	11.58	0.17	(1.02)	(0.85)	(0.20)	(0.50)	(0.70)
Year Ended October 31, 2021	10.19	0.34	1.40	1.74	(0.35)	—	(0.35)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	(0.36)
Class I
Six Months Ended April 30, 2022(Unaudited)	11.64	0.20	(1.02)	(0.82)	(0.24)	(0.50)	(0.74)
Year Ended October 31, 2021	10.23	0.41	1.42	1.83	(0.42)	—	(0.42)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	(0.43)
Class R6
Six Months Ended April 30, 2022(Unaudited)	11.64	0.21	(1.02)	(0.81)	(0.25)	(0.50)	(0.75)
Year Ended October 31, 2021	10.23	0.42	1.42	1.84	(0.43)	—	(0.43)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017(g) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not annualized for periods less than one year.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.
136	J.P. Morgan Funds	April 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(d)

$10.06	(7.56)%	$4,901,476	0.75(f)%	3.60(f)%	1.02(f)%	32%
11.62	17.94	5,328,533	0.75	3.47	1.02	72
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52

10.03	(7.74)	1,701,969	1.25(f)	3.07(f)	1.52(f)	32
11.58	17.18	2,146,228	1.25	2.95	1.52	72
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52

10.08	(7.48)	5,012,509	0.60(f)	3.74(f)	0.76(f)	32
11.64	18.08	5,728,166	0.60	3.61	0.76	72
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52

10.08	(7.44)	437,822	0.51(f)	3.84(f)	0.51(f)	32
11.64	18.18	476,037	0.51	3.69	0.51	72
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59
SEE NOTES TO FINANCIAL STATEMENTS.
April 30, 2022	J.P. Morgan Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited)
(Dollar values in thousands)
1.  Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.
The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A.  Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in
138	J.P. Morgan Funds	April 30, 2022

comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Funds at April 30, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Global Allocation Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$ —	$ —	$1,876	$ 1,876
Collateralized Mortgage Obligations	—	—	830	830
Commercial Mortgage-Backed Securities
United States	—	7,363	551	7,914
Common Stocks
Australia	—	18,530	—	18,530
Austria	—	311	—	311
Belgium	—	18,063	—	18,063
Brazil	16,378	67	—	16,445
Canada	13,553	—	—	13,553
Chile	979	60	—	1,039
China	23,234	161,570	—	184,804
Denmark	—	46,395	—	46,395
Finland	—	1,412	—	1,412
France	—	117,868	—	117,868
Germany	—	53,464	—	53,464
Greece	—	1,461	—	1,461
Hong Kong	235	16,918	—	17,153
India	23,465	—	—	23,465
Indonesia	—	13,643	—	13,643
Ireland	173	586	—	759
April 30, 2022	J.P. Morgan Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Israel	$ 240	$ 543	$ —	$ 783
Italy	—	2,350	—	2,350
Japan	—	86,398	—	86,398
Jordan	—	32	—	32
Luxembourg	—	246	—	246
Macau	—	842	—	842
Mexico	12,154	—	—	12,154
Netherlands	25	22,425	—	22,450
New Zealand	—	301	—	301
Norway	15	800	—	815
Peru	1,981	—	—	1,981
Poland	—	1,296	—	1,296
Portugal	—	197	—	197
Qatar	1,556	—	—	1,556
Russia	—	—	31	31
Singapore	25	7,378	—	7,403
South Africa	4,898	15,843	—	20,741
South Korea	—	44,477	—	44,477
Spain	—	10,837	—	10,837
Sweden	—	18,165	—	18,165
Switzerland	187	37,244	—	37,431
Taiwan	26,743	27,258	—	54,001
Tanzania, United Republic of	—	725	—	725
Thailand	4,917	—	—	4,917
United Arab Emirates	—	—	—	—
United Kingdom	81	47,505	—	47,586
United States	1,414,897	14,171	147	1,429,215
Total Common Stocks	1,545,736	789,381	178	2,335,295
Convertible Preferred Stocks	—	—	590	590
Corporate Bonds	—	666,625	—	666,625
Exchange-Traded Funds	16,222	—	—	16,222
Foreign Government Securities	—	626,906	—	626,906
Investment Companies	186,217	—	—	186,217
Loan Assignments
United States	—	361	545	906
Options Purchased
Put Options Purchased	46,482	—	—	46,482
Preferred Stocks	—	—	44	44
Rights	—	—	22	22
Supranational	—	6,837	—	6,837
U.S. Treasury Obligations	—	63,977	—	63,977
Warrants
Netherlands	—	871	—	871
Switzerland	—	7,673	—	7,673
United Kingdom	—	741	51	792
United States	—	—	8	8
Total Warrants	—	9,285	59	9,344
140	J.P. Morgan Funds	April 30, 2022

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Foreign Government Treasury Bills	$ —	$ 44,895	$ —	$ 44,895
Investment Companies	165,446	—	—	165,446
Investment of Cash Collateral from Securities Loaned	89,630	—	—	89,630
Total Short-Term Investments	255,076	44,895	—	299,971
Total Investments in Securities	$2,049,733	$2,215,630	$4,695	$4,270,058
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$ —	$ 44,591	$ —	$ 44,591
Futures Contracts	13,522	—	—	13,522
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(7,296)	—	(7,296)
Futures Contracts	(74,159)	—	—	(74,159)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ (60,637)	$ 37,295	$ —	$ (23,342)
There were no significant transfers into or out of level 3 for the six months ended April 30, 2022.
Income Builder Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$ —	$ —	$ 1,184	$ 1,184
United States	—	92,554	68,964	161,518
Total Asset-Backed Securities	—	92,554	70,148	162,702
Collateralized Mortgage Obligations
Bermuda	—	—	2,972	2,972
United States	—	303,061	158,200	461,261
Total Collateralized Mortgage Obligations	—	303,061	161,172	464,233
Commercial Mortgage-Backed Securities
United States	—	194,974	291,423	486,397
Common Stocks
Australia	—	105,458	—	105,458
Austria	—	10,094	—	10,094
Belgium	—	21,878	—	21,878
Brazil	22,661	3,971	—	26,632
Canada	275,720	—	—	275,720
Cayman Islands	—	—	—	—
Chile	4,539	—	—	4,539
China	—	196,349	—	196,349
Denmark	1,931	54,713	—	56,644
Finland	—	40,633	—	40,633
France	—	170,100	—	170,100
Germany	—	164,147	—	164,147
Hong Kong	11,914	52,514	—	64,428
India	28,516	23,763	—	52,279
April 30, 2022	J.P. Morgan Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indonesia	$ 18,182	$ 18,676	$ —	$ 36,858
Ireland	—	3,039	—	3,039
Italy	—	73,328	—	73,328
Japan	4,067	217,681	—	221,748
Luxembourg	—	1,496	8,430	9,926
Mexico	46,976	—	—	46,976
Netherlands	—	57,447	—	57,447
New Zealand	—	13,560	—	13,560
Norway	3,109	33,829	—	36,938
Poland	—	5,863	—	5,863
Portugal	1,358	12,774	—	14,132
Russia	—	—	106	106
Saudi Arabia	—	11,387	—	11,387
Singapore	2,659	35,408	—	38,067
South Africa	11,952	11,984	—	23,936
South Korea	7,366	57,557	—	64,923
Spain	2,351	126,299	—	128,650
Sweden	—	63,023	—	63,023
Switzerland	—	185,522	—	185,522
Taiwan	5,006	118,372	—	123,378
Thailand	5,373	—	—	5,373
United Kingdom	4,387	256,595	—	260,982
United States	1,994,025	47,975	2,827	2,044,827
Total Common Stocks	2,452,092	2,195,435	11,363	4,658,890
Convertible Bonds
Australia	—	2,275	—	2,275
Canada	—	591	—	591
China	—	5,774	—	5,774
Germany	—	819	—	819
Israel	—	1,447	—	1,447
New Zealand	—	782	—	782
South Korea	—	229	—	229
Spain	—	1,063	—	1,063
Taiwan	—	773	—	773
United Kingdom	—	4,383	—	4,383
United States	—	32,224	2,141	34,365
Vietnam	—	1,212	—	1,212
Total Convertible Bonds	—	51,572	2,141	53,713
Convertible Preferred Stocks
United States	13,992	—	7,506	21,498
Corporate Bonds
Australia	—	18,324	—	18,324
Austria	—	1,296	—	1,296
Azerbaijan	—	4,042	—	4,042
Bahrain	—	1,206	—	1,206
Belgium	—	2,446	—	2,446
Brazil	—	4,745	—	4,745
Canada	—	171,349	—	171,349
142	J.P. Morgan Funds	April 30, 2022

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Cayman Islands	$ —	$ 814	$ —	$ 814
Chile	—	2,445	—	2,445
China	—	42,320	—	42,320
Colombia	—	3,054	—	3,054
Finland	—	9,464	—	9,464
France	—	79,059	—	79,059
Germany	—	4,457	—	4,457
Greece	—	315	—	315
Guatemala	—	1,094	—	1,094
Hong Kong	—	10,616	—	10,616
India	—	30,809	—	30,809
Indonesia	—	22,968	—	22,968
Ireland	—	14,916	—	14,916
Israel	—	1,102	—	1,102
Italy	—	19,387	—	19,387
Japan	—	9,423	—	9,423
Kazakhstan	—	5,964	—	5,964
Luxembourg	—	31,926	—	31,926
Macau	—	1,516	—	1,516
Mexico	—	13,060	—	13,060
Morocco	—	988	—	988
Netherlands	—	28,355	—	28,355
Norway	—	176	—	176
Panama	—	1,392	—	1,392
Paraguay	—	269	—	269
Peru	—	1,367	—	1,367
Philippines	—	8,510	—	8,510
Saudi Arabia	—	1,646	—	1,646
South Africa	—	1,036	—	1,036
South Korea	—	1,809	—	1,809
Spain	—	11,854	—	11,854
Sweden	—	2,964	—	2,964
Switzerland	—	88,097	—	88,097
Thailand	—	5,267	—	5,267
Trinidad And Tobago	—	1,575	—	1,575
Turkey	—	590	—	590
Ukraine	—	195	—	195
United Arab Emirates	—	558	—	558
United Kingdom	—	101,413	—	101,413
United States	—	3,428,143	40	3,428,183
Uzbekistan	—	1,100	—	1,100
Total Corporate Bonds	—	4,195,421	40	4,195,461
Equity Linked Notes	—	851,785	—	851,785
Exchange-Traded Funds	314,304	—	—	314,304
Foreign Government Securities	—	142,285	—	142,285
Loan Assignments
Canada	—	1,269	—	1,269
France	—	3,176	—	3,176
April 30, 2022	J.P. Morgan Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ireland	$ —	$ 118	$ —	$ 118
Luxembourg	—	10,188	—	10,188
Netherlands	—	1,173	—	1,173
United Kingdom	—	793	—	793
United States	—	272,785	3,052	275,837
Total Loan Assignments	—	289,502	3,052	292,554
Mortgage-Backed Securities	—	943	—	943
Preferred Stocks
United States	74,461	—	2,537	76,998
Rights
Luxembourg	—	—	—	—
United States	—	—	622	622
Total Rights	—	—	622	622
U.S. Treasury Obligations	—	67,428	—	67,428
Warrants
United Kingdom	—	—	2,614	2,614
United States	2,576	—	67	2,643
Total Warrants	2,576	—	2,681	5,257
Short-Term Investments
Certificates of Deposits	—	633	—	633
Commercial Paper	—	1,414	—	1,414
Investment Companies	566,971	—	—	566,971
Investment of Cash Collateral from Securities Loaned	222,603	—	—	222,603
Total Short-Term Investments	789,574	2,047	—	791,621
Total Investments in Securities	$3,646,999	$8,387,007	$552,685	$12,586,691
Appreciation in Other Financial Instruments
Futures Contracts	$ 24,798	$ —	$ —	$ 24,798
Depreciation in Other Financial Instruments
Futures Contracts	(134,414)	—	—	(134,414)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$ (109,616)	$ —	$ —	$ (109,616)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Income Builder Fund	Balance as of October 31, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of April 30, 2022
Investments in securities:
Asset-Backed Securities	$111,362	$1,601	$ (5,409)	$ 64	$ 13,787	$(41,598)	$ 1,486	$ (4,134)	$(7,011)	$ 70,148
Collateralized Mortgage Obligations	91,751	(65)	(14,747)	4	59,452	(38,320)	56,086	—	7011	161,172
144	J.P. Morgan Funds	April 30, 2022

Income Builder Fund	Balance as of October 31, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of April 30, 2022
Commercial Mortgage-Backed Securities	$270,236	$ 86	$(29,642)	$381	$ 34,309	$ (2,819)	$ 37,783	$(18,911)	$ —	$291,423
Common Stocks	8,968	112	(20,790)	—	9,010	(8,592)	22,655	—	—	11,363
Convertible Bonds	1,869	—	272	—	—	—	—	—	—	2,141
Convertible Preferred Stocks	7,671	541	1	—	—	(707)	—	—	—	7,506
Corporate Bonds	640	6	(882)	—	283	(7)	—	—	—	40
Loan Assignments	3,411	(2)	(444)	38	3,207	(3,158)	—	—	—	3,052
Preferred Stocks	2,648	—	(111)	—	—	—	—	—	—	2,537
Rights	678	—	(57)	—	1	—	—	—	—	622
Warrants	992	—	1689	—	—	—	—	—	—	2,681
Total	500,226	2,279	(70,120)	487	120,049	(95,201)	118,010	(23,045)	—	552,685

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(67,797). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Funds investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Income
Builder Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at April 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ -(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x(5.0x)
			Liquidity Discount	30.00%(30.00%)

Common Stocks	-(b)
	1	Market Comparable Companies	EBITDA Multiple (c)	5.0x(5.0x)
April 30, 2022	J.P. Morgan Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
	Fair Value at April 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
			Liquidity Discount	30.00%(30.00%)

Preferred Stocks	1
	61,430	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (9.48%)
			Constant Default Rate	0.00% - 9.39% (2.29%)
			Yield (Discount Rate of Cash Flows)	2.34% - 10.78% (5.28%)

Asset-Backed Securities	61,430
	161,172	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 45.00% (18.56%)
			Constant Default Rate	0.00% - 1.89% (0.02%)
			Yield (Discount Rate of Cash Flows)	3.05% - 14.48% (6.92%)

Collateralized Mortgage Obligations	161,172
	291,422	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.18%)
			Constant Default Rate	0.00% - 5.00% (0.01%)
			Yield (Discount Rate of Cash Flows)	3.22% - 14.16% (7.74%)

Collateralized Mortgage-Backed Securities	291,422
	17	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	17
Total	$514,041

#	The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At April 30 2022, the value of these investments was $38,664. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
146	J.P. Morgan Funds	April 30, 2022

B.  Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C.  Loan Assignments— The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
D.  Unfunded Commitments — The Funds entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.
At April 30, 2022, Income Builder Fund had the following loan commitments outstanding in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower:
				Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund
Holley, Inc., Delayed Draw Term Loan B	11/17/2028	3.750%	4.576%	$ 50	$ 49	$21	$21	$ 71	$ 70
Moran Foods LLC, Delayed Draw 1st Lien Term Loan B ‡	04/01/2023	0.000	1.115	483	482	—	—	483	482
Tekni-Plex, Inc., Delayed Draw Term Loan B	09/15/2028	4.000	4.764	22	22	37	37	59	59
Traeger Grills, Delayed Draw Term Loan	06/29/2028	3.250	4.239	61	58	20	19	81	77
April 30, 2022	J.P. Morgan Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
E.  When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a each Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Funds is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds' Statements of Assets and Liabilities.
The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2022, which are shown as a on the Statementsof Assets and Liabilities. The values of these securities held at April 30, 2022 are detailed on the SOIs.
F.  Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Global Allocation Fund	$ 83,512	$ (83,512)	$—
148	J.P. Morgan Funds	April 30, 2022

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Income Builder Fund	$211,753	$(211,753)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Global Allocation Fund	$3
Income Builder Fund	9
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
G.  Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Global Allocation Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Income Fund Class R6 Shares (a)	$ —	$ 190,193	$ —	$ —	$(3,976)	$186,217	20,994	$622	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	207,109	1,896,343	1,937,874	(103)	(29)	165,446	165,414	204	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	68,262	220,500	210,000	(26)*	(3)	78,733	78,788	33*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	9,037	133,183	131,323	—	—	10,897	10,897	4*	—
Total	$284,408	$2,440,219	$2,279,197	$(129)	$(4,008)	$441,293		$863	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2022	J.P. Morgan Funds	149

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Income Builder Fund
	For the six months ended April 30, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2022	Shares at April 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Equity Premium Income ETF Class (a)	$ —	$ 332,143	$ —	$ —	$(17,839)	$ 314,304	5,366	$7,579	$—
JPMorgan Prime Money Market Fund Class IM Shares, 0.42% (a) (b)	55,261	331,342	306,516	(12)	6	80,081	80,057	45	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.36% (a) (b)	209,276	3,712,676	3,434,950	(90)	(22)	486,890	486,793	159	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.37% (a) (b)	213,987	284,999	301,000	(91)*	(40)	197,855	197,993	142*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.37% (a) (b)	24,954	239,607	239,813	—	—	24,748	24,748	15*	—
Total	$503,478	$4,900,767	$4,282,279	$(193)	$(17,895)	$1,103,878		$7,940	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
H.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
I.  Derivatives  — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a
150	J.P. Morgan Funds	April 30, 2022

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) - I(4) below describe the various derivatives used by the Funds.
(1) Options — Global Allocation Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options Purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
April 30, 2022	J.P. Morgan Funds	151

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of its investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.
The values of the forward foreign exchange currency contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Swaps — Global Allocation Fund engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund’s OTC swap contracts are subject to master netting arrangements.
Total Return Basket Swaps
Global Allocation Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.
Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statements of Operations.
Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).
The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable.
152	J.P. Morgan Funds	April 30, 2022

The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations.
(5) Summary of Derivatives Information —The following tables present the value of derivatives held as of April 30, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$ 5,729	$ 24,798
Swaps at Value (Assets)	544	—
Purchased Options at Market Value	46,482	—
Unrealized Depreciation on Futures Contracts *	(20,998)	(23,721)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	44,591	—
Unrealized Depreciation on Futures Contracts *	(49,050)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(7,296)	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	7,793	—
Unrealized Depreciation on Futures Contracts *	(4,111)	(110,693)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(60,637)	(109,616)
Swaps at Value	544	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	37,295	—
Purchased Options at Market Value	46,482	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2022:
Global Allocation Fund
Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$ 544	$ —	$(544)(b)	$ —
Barclays Bank plc	7,292	(1,273)	—	6,019
BNP Paribas	31,296	(2,133)	—	29,163
Citibank, NA	1,002	(266)	—	736
Goldman Sachs International	85	(85)	—	—
HSBC Bank, NA	1,409	(563)	—	846
Merrill Lynch International	300	(197)	—	103
Royal Bank of Canada	825	(172)	—	653
Standard Chartered Bank	40	(40)	—	—
State Street Corp.	2,342	(753)	—	1,589
	$45,135	$(5,482)	$(544)	$39,109

April 30, 2022	J.P. Morgan Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivative Available for Offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$1,273	$(1,273)	$—	$ —
BNP Paribas	2,133	(2,133)	—	—
Citibank, NA	266	(266)	—	—
Goldman Sachs International	738	(85)	—	653
HSBC Bank, NA	563	(563)	—	—
Merrill Lynch International	197	(197)	—	—
Royal Bank of Canada	172	(172)	—	—
Standard Chartered Bank	1,125	(40)	—	1,085
State Street Corp.	753	(753)	—	—
TD Bank Financial Group	76	—	—	76
	$7,296	$(5,482)	$—	$1,814

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.
The following tables present the effect of derivatives on the Statements of Operations for the year ended April 30, 2022, by primary underlying risk exposure:
	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(19,402)	$(30,464)
Swap Contracts	2,206	—
Purchased Options	4,112	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(57,333)	—
Forward Foreign Currency Exchange Contracts	50,056	—
Interest Rate Risk Exposure:
Futures Contracts	(1,191)	(82,884)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(22,971)	4,502
Swap Contracts	(1,706)	—
Purchased Options	17,688	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(33,786)	—
Forward Foreign Currency Exchange Contracts	30,171	—
Interest Rate Risk Exposure:
Futures Contracts	7,228	(77,333)
154	J.P. Morgan Funds	April 30, 2022

Derivatives Volume
The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Global Allocation Fund	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$1,621,390	$2,110,448
Average Notional Balance Short	(742,655)	(414,306)
Ending Notional Balance Long	1,535,313	2,386,782
Ending Notional Balance Short	(997,385)	(626,062)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(392,945)	—
Average Settlement Value Sold	1,220,718	—
Ending Settlement Value Purchased	(466,416)	—
Ending Settlement Value Sold	1,496,880	—
Exchange-Traded Options:
Average Number of Contracts Purchased	305	—
Ending Number of Contracts Purchased	1,608	—
Total Return Basket Swaps:
Average Notional Balance Long	59,560	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.
Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2022 are as follows:
Fund		Fund Counterparty	Value of swap contracts	Collateral amount
Global Allocation Fund	Collateral Received	Bank of America, NA	$544	$(560)
The Funds' derivatives contracts held at April 30, 2022 are not accounted for as hedging instruments under GAAP.
J.  Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPMI, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Funds realize a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of April 30, 2022, Income Builder Fund had outstanding ELNs as listed on the SOIs.
K.  Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of
April 30, 2022	J.P. Morgan Funds	155

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of April 30, 2022, Global Allocation Fund did not have outstanding short sales.
L.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
M.  Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2022 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Global Allocation Fund
Transfer agency fees	$13	$11	$13	$ 1	$ —(a)	$ —(a)	$ —(a)	$5	$ 43
Income Builder Fund
Transfer agency fees	67	33	31	n/a	n/a	n/a	n/a	4	135

(a)	Amount rounds to less than one thousand.
156	J.P. Morgan Funds	April 30, 2022

N.  Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
O.  Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
P.  Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3.  Transactions with Affiliates
A.  Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:
Global Allocation Fund	0.55%
Income Builder Fund	0.42
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B.  Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2022, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended ended April 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Global Allocation Fund	$ 25	$—(a)
April 30, 2022	J.P. Morgan Funds	157

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
	Front-End Sales Charge	CDSC
Income Builder Fund	$117	$ 1

(a)	Amount rounds to less than one thousand.
D.  Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F.  Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52
The expense limitation agreements were in effect for the year ended April 30, 2022 and are in place until at least February 28, 2023.
For the six months ended April 30, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$100	$67	$ 2,306	$ 2,473	$ 3
Income Builder Fund	143	—	13,289	13,432	460
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2022 were as follows:
Global Allocation Fund	$203
Income Builder Fund	131
158	J.P. Morgan Funds	April 30, 2022

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through April 30, 2022 the amount of these waivers were as follows:
Global Allocation Fund	1
Income Builder Fund	1
G.  Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2022,  purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4.  Investment Transactions
During the six months ended April 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$2,400,617	$2,762,186	$86,461	$58,778	$278,568	$293,366
Income Builder Fund	4,020,199	4,285,433	56,019	19,514	—	—
5.  Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund *	$ 4,064,214	$552,301	$369,255	$183,046
Income Builder Fund	12,414,608	929,347	866,880	62,467

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	$53,583	$16,732
6.  Borrowings
The Funds rely  upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current
April 30, 2022	J.P. Morgan Funds	159

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which was decreased from 1.25% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2022.
7.  Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	22.1%
Income Builder Fund	1	16.5	3	33.4
Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.
The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund has exposure to floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
160	J.P. Morgan Funds	April 30, 2022

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Global Allocation Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of April 30, 2022, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.
The Funds are subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s
April 30, 2022	J.P. Morgan Funds	161

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
162	J.P. Morgan Funds	April 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2021, and continued to hold your shares at the end of the reporting period, April 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$ 877.50	$4.79	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	875.80	7.12	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class I
Actual	1,000.00	878.50	3.63	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	876.10	6.51	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	876.80	5.35	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	878.10	4.19	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	878.70	3.49	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	879.00	3.03	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
April 30, 2022	J.P. Morgan Funds	163

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$ 924.40	$3.58	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	922.60	5.96	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	925.20	2.86	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	925.60	2.43	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
164	J.P. Morgan Funds	April 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
April 30, 2022	J.P. Morgan Funds	165

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. April 2022.	SAN-IB-GAL-422

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 5, 2022